SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 2-50318)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.           [  ]
 Post-Effective Amendment No. 94          [X]
and
REGISTRATION STATEMENT (No. 811-2460)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No. 94  [X]
Fidelity Union Street Trust
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-570-7000
Arthur S. Loring, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b).
 (X) on (October 18, 1996) pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 (  ) on (             ) pursuant to paragraph (a)(1) of Rule 485.
 (  ) 75 days after filing pursuant to paragraph (a)(2).
 (  ) on (            ) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940 and intends to file the Notice required by such Rule on or before October 30, 1996.
SPARTAN GINNIE MAE FUND
CROSS-REFERENCE SHEET
FORM N-1A
ITEM NUMBER

PROSPECTUS   PROSPECTUS SECTION


1.................................................    Cover Page
 ...

2a................................................    Expenses
 ..

                                                      Contents; The Fund at a Glance; Who May Want to Invest
b,c..............................................

3a...............................................     Financial Highlights

                                                      *
b.................................................
 .

c,d...............................................    Performance
 ..

4a(i)                                                 Charter
 ..............................................

                                                      The Fund at a Glance; Investment Principles and Risks
(ii)..............................................

                                                      Investment Principles and Risks
b.................................................
 .

                                                      Who May Want to Invest; Investment Principles and Risks
c.................................................
 .

5a                                                    Charter
 .................................................

                                                      Cover Page; The Fund at a Glance; Charter; Doing Business
b(i)..............................................    with Fidelity

  b(ii)                                               Charter
 ............................................

                                                      Expenses; Breakdown of Expenses
b(iii)...........................................
 .

  c...............................................    Charter

                                                      Charter; Breakdown of Expenses
d.................................................
 .

                                                      Cover Page; Charter
e.................................................
 .

                                                      Expenses
f..................................................
 .

g(i)..............................................    Charter
 ..

g(ii).............................................    *
 ..

5A                                                    Performance
 ................................................

6a(i)............................................     Charter
 ...

  a(ii)                                               How to Buy Shares; How to Sell Shares; Transaction Details;
 ............................................          Exchange Restrictions

                                                      Charter
a(iii)...........................................

                                                      *
b.................................................

                                                      Transaction Details; Exchange Restrictions
c................................................

                                                      *
d.................................................

                                                      Doing Business with Fidelity; How to Buy Shares; How to Sell
e.................................................    Shares; Investor Services

                                                      Dividends, Capital Gains, and Taxes
f,g...............................................

7a................................................    Cover Page; Charter
 ..

                                                      Expenses; How to Buy Shares; Transaction Details
b.................................................
 .

                                                      *
c.................................................
 .

                                                      How to Buy Shares
d.................................................
 .

                                                      *
e.................................................
 .

                                                      Breakdown of Expenses
f..................................................
 .

8.................................................    How to Sell Shares; Investor Services; Transaction Details;
 ..                                                    Exchange Restrictions

9.................................................    *
 ..


*  Not Applicable
PART B   STATEMENT OF ADDITIONAL INFORMATION
         SECTION


10,                                                  Cover Page
11........................................

12.............................................      Description of the Trust
 .

13a-c.......................................         Investment Policies and Limitations

                                                     Portfolio Transactions
d............................................

14a,                                                 Trustees and Officers
b........................................

                                                     *
c.............................................

15a,                                                 *
b.........................................

                                                     Trustees and Officers
c.............................................

16a(i).......................................        FMR; Portfolio Transactions
 ..

                                                     Trustees and Officers
a(ii)........................................

    a(iii),                                          Management Contract
b...................................

c,d............................................      Contracts with FMR Affiliates
 .

    e..........................................      *

f...............................................     Distribution and Service Plan
 .

g...............................................     *
 .

    h..........................................      Description of the Trust

                                                     Contracts with FMR Affiliates
i.............................................

17a,b,c.....................................         Portfolio Transactions
 ...

                                                     *
d,e.........................................

18a...........................................       Description of the Trust
 ..

                                                     *
b.............................................

19a...........................................       Additional Purchase and Redemption Information
 ..

                                                     Valuation of Portfolio Securities; Additional Purchase and
b............................................        Redemption Information

                                                     *
c.............................................

20.............................................      Distributions and Taxes
 ..

21a...........................................       Contracts with FMR Affiliates
 ..

    c.............................................   Contracts with FMR Affiliates

    .                                                *
c...........................................

22a...........................................       *
 ..

                                                     Performance
b.............................................

23.............................................      Financial Statements
 ..


* Not Applicable

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing, or a copy of
the Statement of Additional Information (SAI) dated    Octob    er 18,
1996.    The SAI has been filed with the Securities and Exchange Commission
(SEC) and is available along with other related materials on the SEC's
Internet Web site (http://www.sec.gov).     The SAI is incorporated herein
by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal
Reserve Board, or any other agency, and are subject to invest   ment risks,
including possible loss of principal amo    unt invested.

LIKE ALL MUTUAL
FUNDS, THESE
SECURITIES HAVE NOT
BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND
EXCHANGE
COMMISSION OR ANY
STATE SECURITIES
COMMISSION, NOR HAS
THE SECURITIES AND
EXCHANGE
COMMISSION OR ANY
STATE SECURITIES
COMMISSION PASSED
UPON THE ACCURACY
OR ADEQUACY OF THIS
PROSPECTUS. ANY
REPRESENTATION TO
THE CONTRARY IS A
CRIMINAL OFFENSE.
SGM-pro-1   096
Spartan Ginnie Mae seeks high current income by investing mainly in mortgage securities issued by the Government National Mortgage Association. SPARTAN(REGISTERED TRADEMARK)
GINNIE MAE
FUND
PROSPECTUS
   OCTOBER 18, 1    996(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET,
BOSTON, MA 02109
CONTENTS


KEY FACTS                  THE FUND AT A GLANCE

                           WHO MAY WANT TO INVEST

                           EXPENSES The fund's yearly
                           operating expenses.

                           FINANCIAL HIGHLIGHTS A summary
                           of the fund's financial data.

                           PERFORMANCE How the fund has
                           done over time.

THE FUND IN DETAIL         CHARTER How the fund is
                           organized.

                           INVESTMENT PRINCIPLES AND RISKS
                           The fund's overall approach to
                           investing.

                           BREAKDOWN OF EXPENSES How
                           operating costs are calculated and
                           what they include.

YOUR ACCOUNT               DOING BUSINESS WITH FIDELITY

                           TYPES OF ACCOUNTS Different
                           ways to set up your account,
                           including tax-sheltered retirement
                           plans.

                           HOW TO BUY SHARES Opening an
                           account and making additional
                           investments.

                           HOW TO SELL SHARES Taking money
                           out and closing your account.

                           INVESTOR SERVICES Services to
                           help you manage your account.

SHAREHOLDER AND            DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES           AND TAXES

                           TRANSACTION DETAILS Share price
                           calculations and the timing of
                           purchases and redemptions.

                           EXCHANGE RESTRICTIONS

   KEY FACTS


THE FUND AT A GLANCE
GOAL: High current income. As with any mutual fund, there is no assurance that the fund will achieve its goal.
STRATEGY: Invests mainly in mortgage securities issued by the Government National Mortgage Association (Ginnie Maes).
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager.
SIZE: As of August 31, 1996,    the     fund had over $   434     million
in assets.
WHO MAY WANT TO INVEST
This non-diversified fund may be appropriate for investors who seek high current income from a portfolio of Ginnie Maes. These securities are interests in pools of mortgage loans, whose interest and principal are guaranteed by the U.S. government.
The value of the fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other economic and political news. The fund's investments are also subject to prepayment risk, which can lower the fund's yield, particularly in periods of declining interest rates. When you sell your shares, they may be worth more or less than what you paid for them. By itself, the fund does not constitute a balanced investment plan.
The Spartan family of funds is designed for cost-conscious investors looking for higher yields through lower costs. The Spartan Approach(registered trademark) requires investors to make high minimum investments and, in some cases, to pay for individual transactions.
THE SPECTRUM OF
FIDELITY FUNDS
Broad categories of Fidelity
funds are presented here in
order of ascending risk.
Generally, investors seeking
to maximize return must
assume greater risk. Spartan
Ginnie Mae is in the INCOME
category.
(solid bullet) MONEY MARKET Seeks
income and stability by
investing in high-quality,
short-term investments.
(right arrow) INCOME Seeks income by
investing in bonds.
(solid bullet) GROWTH AND INCOME
Seeks long-term growth and
income by investing in stocks
and bonds.
(solid bullet) GROWTH Seeks long-term
growth by investing mainly
in stocks.
(checkmark)
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy, sell or
hold shares of a fund. See page   s -     for        more information about
these fees.
Maximum sales charge on purchases      None
and reinvested distributions

Deferred sales charge on redemptions   None

Exchange and wire transaction fees     $5.00

Checkwriting fee, per check written    $2.00

Account closeout fee                   $5.00

Annual account maintenance fee         $12.0
(for accounts under $2,500)            0

THESE FEES ARE WAIVED if your account balance at the time of the transaction is $50,000 or more.
ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR. Expenses are factored into the fund's share price or dividends and are not charged directly to shareholder accounts (see page ).
The following    figures are     based on historical expenses,    adjusted
to reflect current fees,     and are calculated as a percentage of average
net assets.    FMR has entered into arrangements on behalf of the fund with the fund's custodian and transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of the fund's expenses. Including these reductions, the total operating expenses presented in the table would have been .64%.
Management fee                  .65%

12b-1 fee                       None

Other expenses                     .00    %

Total fund operating expenses      .65    %

EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses after the number of years indicated, first assuming that you leave your account open, and then assuming that you close your account at the end of the period:
      Account    Account
      open       closed

After 1 year     $    7              $    12

After 3 years    $    21             $    26

After 5 years    $    36             $    41

After 10 years   $    81             $    86

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.








UNDERSTANDING
EXPENSES
Operating a mutual fund
involves a variety of
expenses for portfolio
management, shareholder
statements, tax reporting, and
other services. These costs
are paid from the fund's
assets; their effect is already
factored into any quoted
share price or return.
(checkmark)
FINANCIAL HIGHLIGHTS
The table that follows is included in the fund's Annual Report and has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the financial statements and financial highlights is included in the Annual Report. The financial statements and financial highlights are incorporated by reference into (are legally a part of) the fund's
S   AI    .
   SELECTED PER-SHARE DATA



   1.Years ended
August 31            1996               1995               1994D              1993               1992               1991G

   2.Net asset
value,               $ 9.970            $ 9.640            $ 10.270           $ 10.400           $ 10.160           $ 10.000
   beginning of period

   3.Income
from                  .639               .690               .332               .800               .832               .578
   Investment Operations
    Net investment income

   4. Net realized
and                   (.181)             .347               (.359)             (.050)             .236               .154
   unrealized gain
    (loss)

   5. Total from
investment            .458               1.037              (.027)             .750               1.068              .732
   operations

   6.Less
Distributions         (.648)             (.707)             (.533)             (.640)             (.808)             (.572)
    From net investment
   income

   7. From net realized
gain                  --                 --                 --                 (.240)             (.020)             --

   8. In excess of
net                   --                 --                 (.070)             --                 --                 --
   realized gain

   9. Total
distributions         (.648)             (.707)             (.603)             (.880)             (.828)             (.572)

   10.Net asset value,
end                  $ 9.780            $ 9.970            $ 9.640            $ 10.270           $ 10.400           $ 10.160
   of period

   11.Total
returnB,C             4.67               11.28              (.25)              7.61               10.86              7.53%
                     %                  %                  %                  %                  %

   12.RATIOS AND SUPPLEMENTAL DATA

   13.Net assets,
end of               $ 434,550          $ 419,637          $ 401,018          $ 683,904          $ 837,588          $ 422,498
   period (000 omitted)

   14.Ratio of
expenses to           .63                .65                .65                .41                .17                .25%
   average net
assets               %E                 %                  %                  %E                 %E                 A,E

   15.Ratio of expenses
to                    .62                .65                .65                .41                .17                .25%
   average net assets
after                %F                 %                  %                  %                  %                  A
   expense reductions

   16.Ratio of
net                   6.77               7.30               7.36               7.63               8.09               8.69%
   investment income
to                   %                  %                  %                  %                  %                  A
   average net assets

   17.Portfolio turnover
rate                  115                229                285                241                168                41%
                     %                  %                  %                  %                  %                  A


   A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D EFFECTIVE SEPTEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
G FROM DECEMBER 27, 1990 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31,
1991
PERFORMANCE
Bond fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and do not reflect the effect of taxes or any transaction fees you may have paid. The figures would be lower if fees were taken into account.
The fund's fiscal year runs from September 1 through August 31.    The
tables below show the fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average. The chart on page presents calendar year performance and does not include the effect of the $5 account closeout fee.
AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods ended     Pas   Past    Life
August 31, 199   6       t 1   5       of
                         yea   year    fund
                         r     s       A

Spartan Ginnie Mae    4.67           6.75    7.27
                     %              %       %

Salomon Bros.         5.2   8        7.35      n/a
GNMA Index                  %       %

   Lipper GNMA
           3.79           6.51          n/a
   Funds                  %              %
   Average

CUMULATIVE TOTAL RETURNS
Fiscal periods ended     Pas   Past    Life
August 31, 199   6       t 1   5       of
                         yea   year    fund
                         r     s       A

Spartan Ginnie Mae      4.67           38.   61        49.0   5
                       %                     %               %

Salomon Bros.           5.28           42.59             n/a
GNMA Index             %              %

   Lipper GNMA
           3.79           37.11          n/a
   Funds Average          %              %

A FROM DECEMBER 27, 1990
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
YIELD refers to the income generated by an investment in the fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.


UNDERSTANDING
PERFORMANCE
Because this fund invests in
fixed-income securities, its
performance is related to
changes in interest rates.
Funds that hold short-term
bonds are usually less
affected by changes in
interest rates than long-term
bond funds. For that reason,
long-term bond funds typically
offer higher yields and carry
more risk than short-term
bond funds.
(checkmark)
   THE SALOMON BROTHERS GNMA INDEX is a market capitalization weighted index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA).
YEAR-BY-YEAR TOTAL RETURNS
Calendar years      1991 1992 1993 1994 1995
Spartan Ginnie Mae Fund      13.79% 6.50% 6.30% -1.51% 16.6
6%
Salomon Brothers GNMA Index      15.89% 7.60% 6.70% -1.32
% 16.91%
Lipper GNMA Funds Average      14.86% 6.49% 6.57% -2.49
% 16.25%
Consumer Price Index      3.06% 2.90% 2.75% 2.67% 2.54
%
Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: 13.79
Row: 7, Col: 1, Value: 6.5
Row: 8, Col: 1, Value: 6.3
Row: 9, Col: 1, Value: -1.51
Row: 10, Col: 1, Value: 16.66
   (LARGE SOLID BOX) Ginnie Mae
Fund
Unlike the fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE COMPETITIVE FUNDS AVERAGE is the Lipper GNMA Funds Average, which currently reflects the performance of 54 mutual funds with similar investment objectives. This average, published by Lipper Analytical Services, Inc., excludes the effect of sales charges.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. government.
The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
   THE FUND IN DETAIL


CHARTER
SPARTAN GINNIE MAE IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a non-diversified fund of Fidelity Union Street Trust, an open-end management investment company organized as a Massachusetts business trust on March 1, 1974.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the
fund, and review    the f    und's performance. The majority of trustees
are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The fund is managed by FMR, which chooses the fund's investments and handles its business affairs.
Kevin Grant is manager and    v    ice    p    resident of    Spartan
Ginnie Mae    , which he has managed since    February     1995.    He also
manages other Fidelity funds    . Mr. Grant    joined Fidelity in 1993.
Previously, he was vice president and chief mortgage strategist at Morgan Stanley from 1991 to 1993.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corp. (FDC) distributes and markets Fidelity's funds and services. Fidelity Service Co. (FSC) performs transfer agent servicing functions for the fund.
FMR Corp. is the ultimate parent company of FMR. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
   A broker-dealer may use a portion of the commissions paid by the fund to
reduce the fund's custodian or transfer agent fees.     FMR may use its
broker-dealer affiliates and other firms that sell fund shares to carry out
the fund's transactions, provided that the fund receives    brokerage
services and commission rates comparable to those of other broker-dealers. INVESTMENT PRINCIPLES AND RISKS
   THE FUND'S INVESTMENT APPROACH
The fund seeks a high level of current income by investing primarily in Ginnie Maes. FMR normally invests at least 65% of the fund's total assets in these securities.
   Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to government bonds with maturities between 2 and 10 years. However, the reaction of mortgage securities to changes in interest rates can be difficult to predict since mortgage securities are subject to prepayment of principal and interest and can be structured in a complex manner. As of August 31, 1996, the fund's dollar-weighted average maturity was approximately 6.9 years.
Ginnie Maes are government securities that are interests in pools of mortgage loans. Their principal and interest payments are fully guaranteed by the U.S. government, making them high-quality investments.
Mortgage securities        are subject to prepayment risk. When interest
rates are declining, borrowers are more likely to prepay their mortgages. Prepayments can limit price appreciation and can force a fund to reinvest in lower-yielding securities. Because of this risk, mortgage securities generally offer higher yields than other comparable quality bonds.
   In addition to Ginnie Maes, the fund has the ability to invest a portion of its assets in other U.S. government securities and instruments related to U.S. government securities. The fund may also invest in futures contracts and other derivatives to adjust its investment exposure.
The total return from a bond is a combination of income and price gains or losses. While income is the most important component of bond returns over time, the fund's emphasis on income does not mean that the fund invests only in the highest-yielding bonds available, or that it can avoid risks to principal. In selecting investments for the fund, FMR considers a bond's income potential together with its potential for price gains or losses. FMR focuses on assembling a portfolio of income-producing securities that it believes will provide the best tradeoff between risk and return within the range of securities that are eligible investments for the fund.
The fund's yield and share price change daily and are based on changes in interest rates, market conditions, other economic and political news, and on the quality and maturity of its investments. In general, bond prices rise when interest rates fall, and vice versa. This effect is usually more pronounced for longer-term securities. FMR may use various investment techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as intended. When you sell your shares of the fund, they may be worth more or less than what you paid for them. It is important to note that neither the fund nor its yield is guaranteed by the U.S. government.
FMR normally invests the fund's assets according to its investment strategy. The fund also reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.
U.S. GOVERNMENT SECURITIES are high-quality debt    instruments     issued
or guaranteed by the U.S. Treasury or by an agency or instrumentality of
the U.S.    g    overnment. Not all U.S.    g    overnment securities are
backed by the full faith and credit of the United States. For example, U.S.
   g    overnment securities such    as tho    se issued by the Federal
National Mortgage Association are supported by the instrumentality's right
to borrow money from the U.S. Treasury under certain ci   rcumstances.
Other U.S. gove    rnment securities such as those issued by the Fede   ral
Farm Credit Banks Funding Corp    oration are supported only by the credit
of the entity that issued them.
ASSET-BACKED SECURITIES include interests in pools of lower-rated debt securities, or consumer loans. The value of these securities may be significantly affected by changes in the market's perception of the issuers and the creditworthiness of the parties involved.
MORTGAGE SECURITIES are interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage
securities may be issued by the U.S.    g    overnment or by private
entities. For example, Ginnie Maes are interests in pools of mortgage loans
insured or guaranteed by a U.S.    g    overnment agency. Because mortgage
securities pay both interest and principal as their underlying mortgages are paid off, they are subject to prepayment risk. This is especially true for stripped securities. Also, the value of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. STRIPPED SECURITIES are the separate income or principal components of a
   debt security. The risks associated with stripp    ed securities are
similar to those of other debt securities, although st   rippe    d
securities may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. U.S.
   Treasury securities that have been stripped by a Federal Reserve Bank
are obligations issued by the U    .S. Treasury.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into swap agreements,
   and     purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of the fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTIONS: The fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities.
       CASH MANAGEMENT.    The fund may invest in money market securities,
in a pooled account of repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period.
BORROWING. The fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering the fund's securities. The fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
The fund seeks a high level of current income.
   The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
Loans, in the aggregate, may not exceed 33% of the fund's total assets. BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs.
FMR may, from time to time, agree to reimburse the fund for management fees above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance. MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fund pays the fee at the annual rate of .65% of its average net assets.
FSC performs many transaction and accounting functions for the fund. These services include processing shareholder transactions and calculating the fund's share price. FMR, and not the fund, pays for these services.
To offset shareholder service costs, FMR or its affiliates also collect the fund's $5.00 exchange fee, $5.00 account closeout fee, $5.00 fee for wire purchases and redemptions, and the $2.00 checkwriting charge. For fiscal
19   96    , these fees amounted to    $6,025, $1,650, $365, and $779,
    respectively.
The fund has adopted a Distribution and Service Plan. This plan recognizes that FMR may use its resources, including management fees, to pay expenses associated with the sale of fund shares. This may include payments to third parties, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the fund's shares. It is important to note, however, that the fund does not pay FMR any separate fees for this service.
The fund's portfolio turnover rate for fiscal 19   96     was    115    %.
This rate varies from year to year. High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
   YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of
America's leading discount brokerage firms, Fid   elity Brokerage Services,
Inc. (FBSI)    . Fidelity is also a leader in providing tax-sheltered
retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has
over    80     walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in the fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in the fund through a brokerage account.
If you are investing through FBSI or another financial institution or investment professional, refer to its program materials for any special provisions regarding your investment in the fund.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
The account guidelines that follow may not apply to certain retirement accounts. If your employer offers the fund through a retirement program, contact your employer for more information. Otherwise, call Fidelity directly.
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds in
the world.
(solid bullet) Number of Fidelity mutual
funds: over    215
(solid bullet) Assets in Fidelity mutual
funds: over $   393     billion
(solid bullet) Number of shareholder
accounts: over    27     million
(solid bullet) Number of investment
analysts and portfolio
managers: over    240
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WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
TO SHELTER YOUR RETIREMENT SAVINGS FROM TAXES
 Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age and under 70 with earned income to invest up to $2,000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.
(solid bullet) ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.
(solid bullet) KEOGH OR CORPORATE PROFIT SHARING AND MONEY PURCHASE PENSION PLANS allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $30,000 per year.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of most tax-exempt institutions, including schools, hospitals, and other charitable organizations.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER
GROUPS
Requires a special application.
HOW TO BUY SHARES
THE FUND'S SHARE PRICE, called net asset value (NAV), is calculated every business day. The fund's shares are sold without a sales charge.
Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-SHELTERED RETIREMENT PLAN, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-544-8888 for more information and a retirement application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $10,000
For Fidelity retirement accounts  $10,000
TO ADD TO AN ACCOUNT  $1,000
For Fidelity retirement accounts $1,000
Through    regular     investment plans   *     $500
MINIMUM BALANCE $5,000
For Fidelity retirement accounts $5,000
   *FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES" BEGINNING ON PAGE .
These minimums may vary for investments through Fidelity Portfolio Advisory Services. Refer to the program materials for details.






UNDERSTANDING THE
SPARTAN APPROACH(registered trademark)
Fidelity's Spartan Approach is
based on the principle that
lower fund expenses can
increase returns. The Spartan
funds keep expenses low in
two ways. First, higher
investment minimums reduce
the effect of a fund's fixed
costs, many of which are paid
on a per-account basis.
Second, unlike most mutual
funds that include transaction
costs as part of overall fund
expenses, Spartan
shareholders pay directly for
the transactions they make.
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                                      TO OPEN AN ACCOUNT                            TO ADD TO AN ACCOUNT

Phone 1-800-544-777 (phone_graphic)   (small solid bullet) Exchange from another    (small solid bullet) Exchange from another
                                      Fidelity fund account                         Fidelity fund account
                                      with the same                                 with the same
                                      registration, including                       registration, including
                                      name, address, and                            name, address, and
                                      taxpayer ID number.                           taxpayer ID number.
                                                                                    (small solid bullet) Use Fidelity Money
                                                                                    Line to transfer from
                                                                                    your bank account. Call
                                                                                    before your first use to
                                                                                    verify that this service
                                                                                    is in place on your
                                                                                    account. Maximum
                                                                                    Money Line: $50,000.



Mail (mail_graphic)   (small solid bullet) Complete and sign the    (small solid bullet) Make your check
                      application. Make your                        payable to "Spartan
                      check payable to                              Ginnie Mae Fund."
                      "Spartan Ginnie Mae                           Indicate your fund
                      Fund." Mail to the                            account number on
                      address indicated on                          your check and mail to
                      the application.                              the address printed on
                                                                    your account statement.
                                                                    (small solid bullet) Exchange by mail: call
                                                                    1-800-544-6666 for
                                                                    instructions.



In Person (hand_graphic)   (small solid bullet) Bring your application    (small solid bullet) Bring your check to a
                           and check to a Fidelity                        Fidelity Investor Center.
                           Investor Center. Call                          Call 1-800-544-9797 for
                           1-800-544-9797 for the                         the center nearest you.
                           center nearest you.



Wire (wire_graphic)   (small solid bullet) There may be a $5.00       (small solid bullet) There may be a $5.00
                      fee for each wire                               fee for each wire
                      purchase.                                       purchase.
                      (small solid bullet) Call 1-800-544-7777 to     (small solid bullet) Not available for
                      set up your account                             retirement accounts.
                      and to arrange a wire                           (small solid bullet) Wire to:
                      transaction. Not                                Bankers Trust
                      available for retirement                        Company,
                      accounts.                                       Bank Routing
                      (small solid bullet) Wire within 24 hours to:   #021001033,
                      Bankers Trust                                   Account #00163053.
                      Company,                                        Specify "Spartan Ginnie
                      Bank Routing                                    Mae Fund" and include
                      #021001033,                                     your account number
                      Account #00163053.                              and your name.
                      Specify "Spartan
                      Ginnie Mae Fund" and
                      include your new
                      account number and
                      your name.



Automatically (automatic_graphic)   (small solid bullet) Not available.   (small solid bullet) Use Fidelity Automatic
                                                                          Account Builder. Sign
                                                                          up for this service
                                                                          when opening your
                                                                          account, or call
                                                                          1-800-544-6666 to add
                                                                          it.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone or in writing. Call 1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $5,000 worth of shares in the account to keep it open.
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares, (small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed,
and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
CHECKWRITING
If you have a checkbook for your account, you may write an unlimited number of checks. Do not, however, try to close out your account by check.
      ACCOUNT TYPE   SPECIAL REQUIREMENTS


Phone 1-800-544-777 (phone_graphic)              All account types     (small solid bullet) Maximum check request:
                                                 except retirement     $100,000.
                                                                       (small solid bullet) For Money Line transfers to
                                                 All account types     your bank account; minimum:
                                                                       $10; maximum: $100,000.
                                                                       (small solid bullet) You may exchange to other
                                                                       Fidelity funds if both
                                                                       accounts are registered with
                                                                       the same name(s), address,
                                                                       and taxpayer ID number.

Mail or in Person (mail_graphic)(hand_graphic)   Individual, Joint     (small solid bullet) The letter of instruction must
                                                 Tenant,               be signed by all persons
                                                 Sole Proprietorship   required to sign for
                                                 , UGMA, UTMA          transactions, exactly as their
                                                 Retirement account    names appear on the
                                                                       account.
                                                                       (small solid bullet) The account owner should
                                                 Trust                 complete a retirement
                                                                       distribution form. Call
                                                                       1-800-544-6666 to request
                                                                       one.
                                                 Business or           (small solid bullet) The trustee must sign the
                                                 Organization          letter indicating capacity as
                                                                       trustee. If the trustee's name
                                                                       is not in the account
                                                                       registration, provide a copy of
                                                                       the trust document certified
                                                 Executor,             within the last 60 days.
                                                 Administrator,        (small solid bullet) At least one person
                                                 Conservator,          authorized by corporate
                                                 Guardian              resolution to act on the
                                                                       account must sign the letter.
                                                                       (small solid bullet) Include a corporate
                                                                       resolution with corporate seal
                                                                       or a signature guarantee.
                                                                       (small solid bullet) Call 1-800-544-6666 for
                                                                       instructions.

Wire (wire_graphic)                              All account types     (small solid bullet) You must sign up for the wire
                                                 except retirement     feature before using it. To
                                                                       verify that it is in place, call
                                                                       1-800-544-6666. Minimum
                                                                       wire: $5,000.
                                                                       (small solid bullet) Your wire redemption request
                                                                       must be received by Fidelity
                                                                       before 4 p.m. Eastern time
                                                                       for money to be wired on the
                                                                       next business day.



Check (check_graphic)   All account types    (small solid bullet) Minimum check: $1,000.
                                             (small solid bullet) All account owners must sign
                                             a signature card to receive a
                                             checkbook.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account. INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT
ASSISTANCE
1-800-544-4774
   TOUCHTONE XPRESSSM
1-800-544-5555
 AUTOMATED SERVICE
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STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)







To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information. TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing. There may be a $5.00 fee for each exchange out of the fund, unless you place your transaction on Fidelity's automated exchange services.
Note that exchanges out of the fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page . SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-544-6666 for more information.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM   FREQUENCY     SETTING UP OR CHANGING
$500      Monthly or    (small solid bullet) For a new account, complete the
          quarterly     appropriate section on the fund
                        application.
                        (small solid bullet) For existing accounts, call
                        1-800-544-6666 for an application.
                        (small solid bullet) To change the amount or frequency of
                        your investment, call 1-800-544-6666 at
                        least three business days prior to your
                        next scheduled investment date.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A FIDELITY
FUNDA

MINIMUM   FREQUENCY    SETTING UP OR CHANGING
$500      Every pay    (small solid bullet) Check the appropriate box on the fund
          period       application, or call 1-800-544-6666 for an
                       authorization form.
                       (small solid bullet) Changes require a new authorization
                       form.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY FUND

MINIMUM   FREQUENCY        SETTING UP OR CHANGING
$500      Monthly,         (small solid bullet) To establish, call 1-800-544-6666 after
          bimonthly,       both accounts are opened.
          quarterly, or    (small solid bullet) To change the amount or frequency of
          annually         your investment, call 1-800-544-6666.


A BECAUSE ITS SHARE PRICE FLUCTUATES, THE FUND MAY NOT BE AN APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
   SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains are normally distributed in October and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
FOR RETIREMENT ACCOUNTS, all distributions are automatically reinvested. When you are over 59 years old, you can receive distributions in cash. Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days.
UNDERSTANDING
DISTRIBUTIONS
As a fund shareholder, you
are entitled to your share of
the fund's net income and
gains on its investments. The
fund passes its earnings
along to its investors as
DISTRIBUTIONS.
The fund earns interest from
its investments. These are
passed along as DIVIDEND
DISTRIBUTIONS. The fund may
realize capital gains if it sells
securities for a higher price
than it paid for them. These
are passed along as CAPITAL
GAIN DISTRIBUTIONS.
(checkmark)
TAXES
As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, the fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.
Mutual fund dividends from U.S. government securities are generally free from state and local income taxes. However, particular states may limit this benefit, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for the benefit. Ginnie Mae securities and other mortgage-backed securities are notable exceptions in most states. In addition, some states may impose intangible property taxes. You should consult your own tax adviser for details and up-to-date information on the tax laws in your state.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of the fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when the fund    has realized but
not yet distributed income or capital gains    , you will pay the full
price for the shares and then receive a portion of the price back in the form of a taxable distribution.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments. TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time.
THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The fund's assets are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.
THE FUND'S OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) are its NAV.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
THE FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. The fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees the fund or its transfer agent has incurred.
(small solid bullet) You begin to earn dividends as of the first business day following the day of your purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
YOU MAY BUY OR SELL SHARES OF THE FUND THROUGH A   N INVESTMENT
PROFESSION    AL, INCLUDING A BROKER, who may charge you a transaction fee
for    this service. If you invest through an investment professional, read
your investmen    t professional's program materials for any additional
service features or f   ees t    hat may apply. Certain features of    the
fund, such as the minimum initial or subsequent investment amounts, may be modified.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your request is received and accepted. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you.
(small solid bullet) Shares will earn dividends through the date of redemption; however, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
(small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
       THE FEES FOR INDIVIDUAL TRANSACTIONS are waived if your account balance at the time of the transaction is $50,000 or more. Otherwise, you should note the following:
(small solid bullet) The $2.00 checkwriting charge will be deducted from your account.
(small solid bullet) The $5.00 exchange fee will be deducted from the amount of your exchange.
(small solid bullet) The $5.00 wire fee will be deducted from the amount of your wire.
(small solid bullet) The $5.00 account closeout fee does not apply to exchanges or wires, but it will apply to checkwriting.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $60.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. The fee will not be deducted from retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity funds exceed $50,000. Eligibility for the $50,000 waiver is determined by aggregating Fidelity mutual fund accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $5,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed and the $5.00 account closeout fee will be charged. FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be registered for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number. (small solid bullet) Before exchanging into a fund, read its prospectus. (small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund. Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to $7.50 and redemption fees of up to 1.50% on exchanges. Check each fund's prospectus for details.





This prospectus is printed on recycled paper using soy-based inks.
SPARTAN GINNIE MAE FUND
A FUND OF FIDELITY UNION STREET TRUST
STATEMENT OF ADDITIONAL INFORMATION
       OCTOBER 18, 1996
This Statement is not a prospectus but should be read in conjunction with
the fund's current Prospectus (dated October 18, 1996)   .     Please
retain this document for future reference. The fund's financial statements and financial highlights, included in the Annual Report for the fiscal year
ended August 31, 19   96    , are incorporated herein by reference. To
obtain an additional copy of the Prospectus or the Annual Report, please call Fidelity Distributors Corporation at 1-800-544-8888.
TABLE OF CONTENTS                                PAGE



Investment Policies and Limitations

Portfolio Transactions

Valuation of Portfolio Securities

Performance

Additional Purchase and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contract

Distribution and Service Plan

Contracts with FMR Affiliates

Description of the Trust

Financial Statements



INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Service Co. (FSC)
       SGM   -ptb-    1096
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of
Additional Information    (SAI)     are not fundamental and may be changed
without shareholder approval. THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties but this limit does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to invest in interests in real estate investment trusts that are not readily marketable, or to invest in interests in real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.
(vii) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(viii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply (i) to securities received as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.
(ix) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(x) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the fund's net assets. Included in that amount, but not to exceed 2% of the fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(xi) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(xii) The fund does not currently intend to purchase mortgage loans directly (except through the purchase of mortgage securities).
(xiii) The fund does not currently intend to purchase or sell futures contracts on physical commodities.
(xiv) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
   For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
For purposes of limitation (   ix    ), pass-through entities and other
special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions"
   beginning     on page    .
AFFILIATED BANK TRANSACTIONS. The fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
DELAYED-DELIVERY TRANSACTIONS. The fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by the fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The fund may receive fees for entering into delayed-delivery transactions.
When purchasing securities on a delayed-delivery basis, the fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the fund's other investments. If the fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could suffer a loss.
The fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.
   FANNIE MAES AND FREDDIE MACS are pass-through securities issued by the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), respectively. FNMA and FHLMC, which guarantee payment of interest and principal on Fannie Maes and Freddie Macs, are federally chartered corporations supervised by the U.S. government and acting as governmental instrumentalities under authority granted by Congress. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the United States Government; however, their close relationship with the U.S. government makes them high quality securities with minimal credit risks.
FUTURES AND OPTIONS. The following sections pertain to futures and options:
Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS. The fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the fund's current or anticipated investments exactly. The fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. When the fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
       LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission
(CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition, the fund will not: (a) sell futures contracts, purchase put
options, or write call options if, as a result, more than    25    % of the
fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its
total assets;    or     (c) purchase call options if, as a result, the
current value of option premiums for call options purchased by the fund
would exceed 5% of the fund's total assets   .     These limitations do not
apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
   The fund further limits its options and futures investments to options and futures contracts relating to U.S. Government securities.
The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options
discussed elsewhere in this    SAI    , may be changed as regulatory
agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the fund's access to other assets held to cover its options or futures positions could also be impaired.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. The fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. When the fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the fund will be required to make margin payments to an FCM as described above for futures contracts. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates the fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of the fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of the fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by the fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. Also, FMR may determine some government-stripped fixed-rate mortgage-backed securities to be illiquid. However, with respect to over-the-counter options the fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.
INDEXED SECURITIES. The fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. A mortgage indexed security, for example, could be synthesized to replicate the performance of mortgage securities and the characteristics of direct ownership.
The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, the fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates, but it currently intends to participate in this program only as a borrower. Interfund borrowings normally extend overnight but can have a maximum
duration of seven days.    The     fund will borrow through the program
only when the costs are equal to or lower than the costs of bank loans.
Loans may be called on one day's notice, and    the     fund may have to
borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.
MORTGAGE-BACKED SECURITIES. The fund may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the fund may invest in them if FMR determines they are consistent with the fund's investment objective and policies.
The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect the fund from risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to the fund in connection with bankruptcy proceedings), it is the fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by FMR. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage.
SECURITIES LENDING. The fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows the fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.
FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
Cash received through loan transactions may be invested in any security in which the fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
STRIPPED MORTGAGE-BACKED SECURITIES are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security.
The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.
SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the fund's exposure to long- or short-term interest rates, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The fund is not limited to any particular form of swap agreement if FMR determines it is consistent with the fund's investment objective and policies.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift the fund's investment exposure from one type of investment to another. For example, if the fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the fund's exposure to long-term interest
rates.        Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the fund's investments and its share price and yield.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, or other factors that determine the amounts of payments due to and from the fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
The fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If the fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
VARIABLE OR FLOATING RATE OBLIGATIONS bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.
ZERO COUPON BONDS. Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividends, the fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.
A broker-dealer creates a DERIVATIVE ZERO by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.
The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. ORIGINAL ISSUE ZEROS are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.
The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to FMR in rendering investment management services to the fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Services (FBS), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. From September 1992 through December 1994, FBS operated under the name Fidelity Brokerage Services Limited, Inc. (FBSL). As of January 1995, FBSL was converted to an unlimited liability company and assumed the name FBS. Prior to September 4, 1992, FBSL operated under the name Fidelity Portfolio Services, Ltd. (FPSL) as a wholly owned subsidiary of Fidelity International Limited (FIL). Edward C. Johnson 3d is Chairman of FIL. Mr. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules. The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended August 31, 199   6     and 199   5    , the
fund's portfolio turnover rates were    115    % and    229    %,
respectively.        Because a high turnover rate increases transaction
costs and may increase taxable gains, FMR carefully weighs the anticipated
benefits of short-term investing against these consequences   .
The investment activities described herein are likely to result in the fund engaging in a considerable amount of trading of securities held for less than one year. Accordingly, it can be expected that the fund will have a higher turnover rate, and thus a higher incidence of short-term capital gains taxable as ordinary income, than might be expected from investment companies that invest substantially all of their funds on a long-term basis.
   For the fiscal years ended 1996, 1995, and 1994, the fund paid no brokerage commissions.
During the fiscal year ended 1996, the fund paid no fees to brokerage firms that provided research services.
From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR, investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION OF PORTFOLIO SECURITIES
Securities and other assets for which market quotations are readily available are valued at market values determined by their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities normally are traded. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are appraised at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. Use of a pricing service has been approved by the Board of Trustees. There are a number of pricing services available, and the Trustees, or officers acting on behalf of the Trustees, on the basis of ongoing evaluation of these pricing services, may use other pricing services or may discontinue the use of any pricing service in whole or in part.
Securities not valued by the pricing service, and for which quotations are readily available, are valued at market values determined on the basis of their latest available bid prices as furnished by recognized dealers in such securities. Futures contracts and options are valued on the basis of market quotations, if available.
PERFORMANCE
The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. Yields for    the     fund are computed by dividing the
fund's interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's net asset value (NAV) at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Income is adjusted to reflect gains and losses from principal repayments received by a fund with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation. Income calculated for the purposes of calculating the fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration, and may omit or include the effect of the $5.00 account closeout fee.
NET ASSET VALUE. Charts and graphs using the fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, the fund's adjusted NAVs are not adjusted for sales charges, if any.
HISTORICAL FUND RESULTS. The following tables show the fund's yields and
total returns for periods ended August 31, 199   6    . Total return
figures include the effect of the $5.00 account closeout fee based on an average size account.

                  Average Annual Total Returns               Cumulative Total Returns



                                  Thirty-Da       One      Five               One      Five
                                  y               Year     Years    Life of   Year     Years     Life of
                                  Yield                             Fund*                        Fund*



Sp   artan     Ginnie Mae             6.99    %    4.66%    6.75%    7.27%     4.66%    38.59%    49.03%


* From December 27, 1990 (commencement of operations).
Note: If FMR had not reimbursed certain fund expenses during these periods, the fund's total returns would have been lower.
The following table shows the income and capital elements of the fund's cumulative total return. The table compares the fund's return to the record
of the Stand   ard & Poor's     500 Index (S&P 500), the Dow Jones
Industrial Average (DJIA), and the cost of living (measured by the Consumer Price Index, or CPI) over the same period. The CPI information is as of the
month end closest to the initial investment date for    the     fund. The
S&P 500 and DJIA comparisons are provided to show how the fund's total return compared to the record of a broad average of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Of course, since the fund invests in fixed-income securities, common stocks represent a different type of investment from the fund. Common stocks generally offer greater growth potential than the fund, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as the fund. Figures for the S&P 500 and DJIA are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of paying brokerage commissions or other costs of investing.
During the period from December 27, 1990 (commencement of operations) to
August 31, 199   6    , a hypothetical $10,000 investment in Spartan Ginnie
Mae would have grown to    $14,905    , assuming all distributions were
reinvested. This was a period of fluctuating interest rates and bond prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.
   SPARTAN GINNIE MAE FUND                               INDICES




Year      Value of         Value of         Value of        Total             S&P 500           DJIA              Cost of
Ended     Initial          Reinvested       Reinvested      Value                                                 Living**
          $10,000          Dividend         Capital Gain
          Investment       Distributions    Distributions







   1996   $ 9,780           $ 4,753          $ 372           $ 14,905          $ 23,125          $ 24,920          $ 11,756

1995         $ 9,970        $ 3,891          $ 379           $ 14,240          $ 19,477          $ 20,013          $ 11,428

   1994   $ 9,640           $ 2,790          $ 367           $ 12,797          $ 16,038          $ 16,557          $ 11,136

   1993   $ 10,270          $ 2,257          $ 301           $ 12,828          $ 15,206          $ 15,033          $ 10,822

   1992   $ 10,400          $ 1,500          $ 21            $ 11,921          $ 13,196          $ 13,022          $ 10,531

   1991*  $ 10,160          $ 593            $ 0             $ 10,753          $ 12,226          $ 11,813          $ 10,209


* From December 27, 1990 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on December 27, 1990, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   15,243    . If distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller, and
cash payments for the period would have amounted to $   3,908     for
dividends and $   330     for capital gains distributions. Tax consequences
of different investments have not been factored into the above figures. The figures in the table do not reflect the effect of the fund's $5.00 account closeout fee.
PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or redemption fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, the fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper
or other organizations.    The fund may compare its performance to the
Salomon Brothers GNMA Index, a market capitalization weighted index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA). For mortgage issues, the
entry and exit amounts are $1 billion public amount outstanding.     When
comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. The fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
A fund may compare its performance or the performance of securities in
which it may invest to averages published by IBC Financ   ial Da    ta,
Inc. of Ashland, Massachusetts. These averages assume reinvestment of
distributions. The IBC's MONEY FUND    AVERAGES(trademark)/All Taxable,
which is reported in the MONEY FUND REPORT(registered trademark), covers
over 810 money market funds. The     Bond Fund Report
AverageS(trademark)/GNMA, which is reported in the BOND FUND REPORT(registered trademark), covers over 20 GNMA bond funds. When evaluating comparisons to money market funds, investors should consider the relevant differences in investment objectives and policies. Specifically, money market funds invest in short-term, high-quality instruments and seek to maintain a stable $1.00 share price. The fund, however, invests in longer-term instruments and its share price changes daily in response to a variety of factors.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; charitable giving; and the Fidelity credit card. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus, a quarterly magazine provided free of charge to Fidelity fund shareholders. The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.
VOLATILITY. The fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the fund may also discuss or illustrate examples of interest rate sensitivity. MOMENTUM INDICATORS indicate the fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. The fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of August 31, 1996, FMR advised over $   27     billion in tax-free fund
assets, $   90     billion in money market fund assets, $   271     billion
in equity fund assets, $   55     billion in international fund assets, and
$   24     billion in Spartan fund assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, each fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield. ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
The fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1996: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, the fund will not process wire purchases and redemptions on days when the Federal Reserve Wire System is closed.
FSC normally determines the fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of the fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. Pursuant to Rule 11a-3 under the Investment Company Act of 1940 (the 1940
Act), the fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, the fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends received deduction. A portion of the fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Mortgage security paydown gains (losses) are generally taxable as ordinary income and, therefore, increase (decrease) taxable dividend distributions. The fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains.
   As of     August 31   , 1996, the fund had a capital loss carryforward
aggregating approximately $16,611,000. This loss carryforward, of which
$15,877,000, and $734,000, will expire on     August 31   , 2003 and 2004,
respectively, is available to offset future capital gains.
STATE AND LOCAL TAX ISSUES. For mutual funds organized as business trusts, state law provides for a pass-through of the state and local income tax exemption afforded to direct owners of U.S. government securities. Some states limit this to mutual funds that invest a certain amount in U.S. government securities, and some types of securities, such as repurchase agreements and some agency backed securities, may not qualify for this benefit. The tax treatment of your dividend distributions from the fund will be the same as if you directly owned your proportionate share of the U.S. government securities in the fund's portfolio. Because the income earned on most U.S. government securities in which the fund invests is exempt from state and local income taxes, the portion of your dividends from the fund attributable to these securities will also be free from income taxes. The exemption from state and local income taxation does not preclude states from assessing other taxes on the ownership of U.S. government securities. In a number of states, corporate franchise (income) tax laws do not exempt interest earned on U.S. government securities whether such securities are held directly or through a fund.
TAX STATUS OF THE FUND. The fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis. The fund intends to comply with other tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of the fund's gross income for each fiscal year. Gains from some futures contracts and options are included in this 30% calculation, which may limit the fund's investments in such instruments. The fund is treated as a separate entity from the other funds of Fidelity Union Street Trust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting
common stock. Class A is held predominantly by non   -    Johnson family
member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions as follows: FSC, which is the transfer and shareholder servicing agent for certain of the funds advised by FMR; Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for institutional customers and funds sold through intermediaries; and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
   The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees and Members of the Advisory Board is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3   d     (   66    ), Trustee and President, is
Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
*J. GARY BURKHEAD (   55    ), Trustee and Senior Vice President, is
President of FMR; and President and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far
East) Inc.
   RALPH F. COX (64), Trustee (1991), is a management consultant (1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Sanifill Corporation (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (   64    ), Trustee (1992). Prior to her retirement in
September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
RICHARD J. FLYNN (   72    ), Trustee and Chairman of the non-interested
Trustees, is a financial consultant. Prior to September 1986, Mr. Flynn was Vice Chairman and a Director of the Norton Company (manufacturer of industrial devices). He is currently a Trustee of College of the Holy Cross and Old Sturbridge Village, Inc., and he previously served as a Director of Mechanics Bank (1971-1995).
E. BRADLEY JONES (   68    ), Trustee. Prior to his retirement in 1984, Mr.
Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Cleveland-Cliffs Inc (mining), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and marketing, 1985-1995) and Hyster-Yale Materials Handling, Inc. (1985-1995). In addition, he serves as a Trustee of First Union Real Estate Investments, a Trustee and member of the Executive Committee of the Cleveland Clinic Foundation, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (   63    ), Trustee, is Executive-in-Residence (1995) at
Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Vice Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (   53    ), Trustee, is Vice Chairman and Director of FMR
(1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). He is a Director of W.R. Grace & Co. (chemicals) and Morrison Knudsen Corporation (engineering and construction). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
   GERALD C. McDONOUGH (67), Trustee and Vice-Chairman of the
non-interested Trustees, is Chairman of G.M. Manage    ment Group
(strategic advisory services). Prior to his retirement in July 1988, he was
Chairman and Chief Executive Officer of    Leaseway Transportation Corp.
(physical distribution services). Mr. McDonough is a Director of Brush-Wellman Inc. (metal refining), York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic
systems, building     systems, and metal products, 1992),    CUNO, Inc.
(liquid and gas filtration products, 1996),     and Associated Estates
Realty Corporation (a real estate investment trust, 1993).    Mr. McDonough
served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996.
EDWARD H. MALONE (   71    ), Trustee. Prior to his retirement in 1985, Mr.
Malone was Chairman, General Electric Investment Corporation and a Vice President of General Electric Company. He is a Director of Allegheny Power Systems, Inc. (electric utility), General Re Corporation (reinsurance) and Mattel Inc. (toy manufacturer). In addition, he serves as a Trustee of the Naples Philharmonic Center for the Arts and Rensselaer Polytechnic Institute, and he is a member of the Advisory Boards of Butler Capital Corporation Funds and Warburg, Pincus Partnership Funds.
MARVIN L. MANN (   63    ), Trustee (1993) is Chairman of the Board,
President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet.
THOMAS R. WILLIAMS (   67    ), Trustee, is President of The Wales Group,
Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of BellSouth Corporation (telecommunications), ConAgra, Inc. (agricultural products), Fisher Business Systems, Inc. (computer software), Georgia Power Company (electric utility), Gerber Alley & Associates, Inc. (computer software), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
   WILLIAM O. McCOY (62), Member of the Advisory Board (1996), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Weeks Corporation of Atlanta (real estate,
1994), and Carolina Power and Light Company (electric utility, 1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan Flager Business School (University of North Carolina at Chapel Hill).
FRED L. HENNING, JR. (   57    ), Vice President, is Vice President of
Fidelity's fixed-income funds    (1995)     and Senior Vice President of
FMR    (1995)    .
KEVIN GRANT (3   6    ), is manager and Vice President of Spartan Ginnie
Mae, which he has managed since February 1995. He also manages    other
Fidelity funds    . He is a former vice president and chief strategist for
mortgage-backed securities at Morgan Stanley. Previously, Mr. Grant served as an investment director at Aetna Bond Investors. Mr. Grant joined Fidelity in 1993.
ARTHUR S. LORING (   48    ), Secretary, is Senior Vice President (1993)
and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
KENNETH A. RATHGEBER (   49    ), Treasurer (1995), is Treasurer of the
Fidelity funds and is an employee of FMR (1995). Before joining FMR, Mr. Rathgeber was a Vice President of Goldman Sachs & Co. (1978-1995), where he served in various positions, including Vice President of Proprietary Accounting (1988-1992), Global Co-Controller (1992-1994), and Chief Operations Officer of Goldman Sachs (Asia) LLC (1994-1995)
JOHN H. COSTELLO (   50    ), Assistant Treasurer, is an employee of FMR.
LEONARD M. RUSH (   50    ), Assistant Treasurer (1994), is an employee of
FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation of
each current Trustee    and Member of the Advisory Board     of the fund
for his or her services for the fiscal year ended    August 31, 1996    .
      COMPENSATION TABLE


Trustees                  Aggregate       Pension or           Estimated Annual    Total
                          Compensation    Retirement           Benefits Upon       Compensation
                          from            Benefits Accrued     Retirement          from the Fund
                          the Fund        as Part of Fund      from the            Complex*
                                          Expenses from the    Fund Complex*
                                          Fund Complex*

J. Gary Burkhead **       $ 0             $ 0                  $ 0                 $ 0

Ralph F. Cox                  155          5,200                52,000              12   8,0    00

Phyllis Burke Davis           151          5,200                52,000              125   ,0    00

Richard J. Flynn              196          0                    52,000              16   0,50    0

Edward C. Johnson 3d **    0               0                    0                   0

E. Bradley Jones              153          5,200                49,400              128   ,0    00

Donald J. Kirk                153          5,200                52,000              12   9,50    0

Peter S. Lynch **          0               0                    0                   0

Gerald C. McDonough           151          5,200                52,000              12   8,0    00

Edward H. Malone              152          5,200                44,200              128,000

Marvin L. Mann                152          5,200                52,000              12   8,0    00

Thomas R. Williams            153          5,200                52,000              1   25,    000

   William O. McCoy           46             N/A                  N/A                  0


* Information is as of December 31, 1995 for 219 funds in the complex.
** Interested trustees of the fund are compensated by FMR.
   The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on the fund's assets, liabilities, and net income per share, and will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee.
The fund may invest in such     designated securities under the Plan
without shareholder approval.
   Under a retirement program adopted in July 1988 and modified in November 1995, each non-interested Trustee may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee becomes eligible to participate in the program at the end of the calendar year in which he or she reaches age 72, provided that, at the time of retirement, he or she has served as a Fidelity fund Trustee for at least five years. Currently, Messrs. Ralph S. Saul, William R. Spaulding, Bertram H. Witham, and David L. Yunich, all former non-interested Trustees, receive retirement benefits under the program.
As of     August 31,    1996,     the Trustees and officers of the fund
owned, in the aggregate, less than    1    % of the fund's total
outstanding shares.
MANAGEMENT CONTRACT
The fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
FMR is responsible for the payment of all expenses of the fund with certain exceptions. Specific expenses payable by FMR include, without limitation, expenses for the typesetting, printing, and mailing proxy materials to shareholders; legal expenses, and the fees of the custodian, auditor and interested Trustees; costs of typesetting, printing, and mailing prospectuses and statements of additional information, notices and reports to shareholders; the fund's proportionate share of insurance premiums and Investment Company Institute dues. FMR also provides for transfer agent and dividend disbursing services and portfolio and general accounting record maintenance through FSC.
FMR pays all other expenses of the fund with the following exceptions: fees and expenses of all Trustees of the trust who are not "interested persons" of the trust or FMR (the non-interested Trustees); interest on borrowings; taxes; brokerage commissions (if any); and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify the officers and Trustees with respect to litigation.
FMR is the fund's manager pursuant to a management contract dated December 13, 1990, which was approved by shareholders on January 22, 1992.
For the services of FMR under the contract, the fund pays FMR a monthly
management fee at the annual rate of    .65    % of the average net assets
of the fund throughout the month. For the fiscal years ended    August 31,
1996, 1995, and 1994    , FMR received $   2,834,108    ,
$   2,489,882    , and $   3,336,038    , respectively, after reduction of
fees and expenses paid by the fund to the non-interested Trustees.

   Fiscal Years           Management Fee                 Amount of                        Amount of
   Ended                   Before Reimbursement          Expense                          Credits Reducing
                          and Credits                    Limitation Reimbursement         Management Fees

   1996                    $ 2,834,108                     $ 0                               $ 87,987

   1995                    $ 2,489,882                     $ 0                               $ 0

   1994                    $ 3,336,038                     $ 0                               $ 0



FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase the fund's total returns and yield and repayment of the reimbursement by the fund will lower its total returns and yield.
To defray shareholder service costs, FMR or its affiliates also collect the fund's $5.00 exchange fee, $5.00 account closeout fee, $5.00 fee for wire purchases and redemptions, and $2.00 checkwriting charge. Shareholder transaction fees and charges collected by FMR are indicated in the table below.

                     Period Ended                              Account                             Checkwriting
                        August 31           Exchange Fees      Closeout Fees     Wire Fees         Fees

Spartan Ginnie Mae   199   6                    $ 6,025            $ 1,650           $ 365             $ 779

                     199   5                    $ 7,450            $ 3,010           $ 665             $ 874

                     199   4                    $ 37,085           $ 5,380           $ 1,260           $ 1,182


DISTRIBUTION AND SERVICE PLAN
The Trustees have approved a Distribution and Service Plan on behalf of the fund (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of a fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan also specifically recognizes that FMR, either directly or through FDC, may use its management fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the fund. In addition, the Plan provides that FMR may use its resources, including its management fee revenues, to make payments to third parties that assist in selling shares of the fund, or to third parties, including banks, that render shareholder support services.
No third party payments were made in fiscal 199   6    .
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and have determined that there is a reasonable likelihood that the Plan will benefit the the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of the fund, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
The Plan was approved by shareholders of    the fund     on    January
22    , 199   2    .
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.
The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
FS   C, an affiliate     of FMR, performs transfer agency, dividend
disbursing, and shareholder servicing functions for the fund. The costs of these services are borne by FMR pursuant to its management contract with
the fund. Under this arrangement, FSC rec   eives an annual account fee and
an asset-based fee each based on account size and fund type for each retail account and certain institutional accounts. With respect to certain institutional retirement accounts, FSC receives an annual account fee and an asset-based fee based on account type or fund type. These annual account fees are subject to increase based on postal rate changes. FSC also collects small account fees from certain accounts with balances of less than $2,500. FSC also calculates the fund's NAV and dividends, maintains the fund's general accounting records, and administers the fund's
securities lending program. For pricing and b    ookkeeping services, FSC
receives a fee based on the fund's average net assets. The costs of these services are also borne by FMR pursuant to its management contract with the fund.
The fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities and Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Spartan Ginnie Mae Fund is a fund of Fidelity Union Street Trust, an open-end management investment company originally organized as a Massachusetts business trust on March 1, 1974. On April 30, 1990, the Board of Trustees voted to change the name of the Trust from Fidelity Daily Income Trust to Fidelity Union Street Trust. Currently, there are eight funds of the trust: Spartan Aggressive Municipal Fund,
Spartan Intermediate Municipal    Income     Fund, Spartan Ginnie Mae Fund,
Spartan Municipal Income    Fund    , Spartan Maryland Municipal Income
Fund, Spartan Short-Intermediate Municipal    Income     Fund, Fidelity
Export Fund, and Spartan Arizona Municipal Income    Fund    . The
Declaration of Trust permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying names "Fidelity" and "Spartan" may be withdrawn.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and its funds will continue indefinitely. Each fund may invest all of its assets in another investment company.
CUSTODIAN. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the fund or in deciding which securities are purchased or sold by the fund. However, the fund may invest in obligations of the custodian and may purchase securities from or sell
securities to the custodian.    The     Ch   ase Manhattan     Bank,
headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts serves as the trust's independent accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
The fund's financial statements   ,     financial highlights for the fiscal
year ended August 31, 199   6, and the report of the auditors thereon
are included in the fund's Annual Report, which is a separate report supplied with this Statement of Additional Information. The fund's
financial statements   ,     financial highlights   , and the report of the
auditors thereon     are incorporated herein by reference.
FIDELITY UNION STREET TRUST
SPARTAN(Registered trademark) ARIZONA MUNICIPAL MONEY MARKET FUND SPARTAN(Registered trademark) ARIZONA MUNICIPAL INCOME FUND
CROSS REFERENCE SHEET
FORM N-1A
ITEM NUMBER PROSPECTUS SECTION

1...................................    Cover Page
 ...

2a..................................    Expenses
 ..

  b,                                    Contents; The Funds at a Glance; Who May Want to
c................................       Invest

3a..................................    Financial Highlights
 ..

                                        *
b...................................
 .

                                        Performance
c,d.................................
 .

4a                                      Charter
i.................................

                                        The Funds at a Glance; Investment Principles and
ii...............................       Risks

b...................................    Investment Principles and Risks
 ..

                                        Who May Want to Invest; Investment Principles and
c....................................   Risks

5a..................................    Charter
 ..

b(i)................................    Cover Page; The Funds at a Glance; Charter; Doing
 ..                                      Business with Fidelity

                                        Charter
(ii).................................

                                        Expenses; Breakdown of Expenses
(iii)................................

                                        Charter
c....................................

                                        Charter; Breakdown of Expenses
d...................................
 .

                                        Cover Page; Charter
e....................................

                                        Expenses
f....................................

g(i)................................    Charter
 ..

(ii).................................   *
 ..

5A.................................     Performance
 .

6a                                      Charter
i.................................

                                        How to Buy Shares; How to Sell Shares; Transaction
ii................................      Details; Exchange Restrictions

                                        Charter
iii...............................

                                        Charter
b...................................
 .

                                        Transaction Details; Exchange Restrictions
c....................................

                                        *
d...................................
 .

                                        Doing Business with Fidelity; How to Buy Shares;
e....................................   How to Sell Shares; Investor Services

f,g.................................    Dividends, Capital Gains, and Taxes
 ..

7a..................................    Cover Page; Charter
 ..

                                        Expenses; How to Buy Shares; Transaction Details
b...................................
 .

                                        *
c....................................

                                        How to Buy Shares
d...................................
 .

                                        *
e....................................

  f                                     Breakdown of Expenses
 ...................................

8...................................    How to Sell Shares; Investor Services; Transaction
 ...                                     Details; Exchange Restrictions

9...................................    *
 ...


*  Not Applicable
SPARTAN(Registered trademark) ARIZONA MUNICIPAL MONEY MARKET FUND
SPARTAN(Registered trademark) ARIZONA MUNICIPAL INCOME FUND
CROSS REFERENCE SHEET
(continued)
FORM N-1A
ITEM NUMBER  STATEMENT OF ADDITIONAL INFORMATION SECTION

10,   11..........................     Cover Page

12..................................   Description of Trust
 ..

13a -                                  Investment Policies and Limitations
c............................

                                       Portfolio Transactions
d..................................

14a -                                  Trustees and Officers
c............................

15a,                                   *
b..............................

                                       Trustees and Officers
c..................................

16a                                    FMR, Portfolio Transactions
i................................

                                       Trustees and Officers
ii..............................

                                       Management Contracts
iii.............................

                                       Management Contracts
b.................................

     c,                                Contracts With FMR Affiliates
d.............................

                                       *
e.................................     Distribution and Service Plans
                                       *
f.................................

g.................................

                                       Description of the Trusts
h.................................

                                       Contracts With FMR Affiliates
i.................................

17a -                                  Portfolio Transactions
c............................

                                       *
d,e..............................

18a................................    Description of the Trusts
 ..

                                       *
b.................................

19a................................    Additional Purchase and Redemption Information
 ..

                                       Additional Purchase and Redemption Information;
b..................................    Valuation of Portfolio Securities

                                       *
c..................................

20..................................   Distributions and Taxes
 ..

21a,                                   Contracts With FMR Affiliates
b..............................

                                       *
c.................................

22a................................    Performance
 ..                                     Performance
b...................................
 .

23..................................   Financial Statements
 ..


* Not Applicable
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of the funds' most recent financial reports and portfolio listing, or a copy
of the Statement of Additional    Information (S    AI) dated October 18,
1996. The SAI has been filed with the Securities and    Exchange Commission
(SEC) and is available along with other related materials on the SEC's
Internet Web site (http://www.sec.gov).     The SAI is incorporated herein
by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Investments in the money market fund are neither insured nor guaranteed by the U.S. government, and there can be no assurance that the fund will maintain a stable $1.00 share price.
   The money market fund may invest a significant percentage of its assets in the securities of a single issuer and therefore may be riskier than other types of money market funds.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal
Reserve Board, or any other agency, and    are subject to investment risks,
in    cluding possible loss of principal amount invested.

SPARTAN(REGISTERED TRADEMARK)
ARIZONA
MUNICIPAL
FUNDS
Each fund seeks a high
level of current income
free from federal income tax and Arizona personal income tax.
SPARTAN ARIZONA MUNICIPAL MONEY MARKET invests in high-quality, short-term municipal money market securities and is designed to maintain a stable $1.00 share price.
SPARTAN ARIZONA MUNICIPAL INCOME seeks to provide higher yields by investing in a broader range of municipal securities.

LIKE ALL MUTUAL
FUNDS, THESE
SECURITIES HAVE NOT
BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND
EXCHANGE
COMMISSION OR ANY
STATE SECURITIES
COMMISSION, NOR HAS
THE SECURITIES AND
EXCHANGE
COMMISSION OR ANY
STATE SECURITIES
COMMISSION PASSED
UPON THE ACCURACY
OR ADEQUACY OF THIS
PROSPECTUS. ANY
REPRESENTATION TO
THE CONTRARY IS A
CRIMINAL OFFENSE.
SAZ-pro-1096
PROSPECTUS
OCTOBER 18, 1996(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109
CONTENTS


KEY FACTS                   THE FUNDS AT A GLANCE

                            WHO MAY WANT TO INVEST

                            EXPENSES Each fund's yearly
                            operating expenses.

                            FINANCIAL HIGHLIGHTS A summary
                            of each fund's financial data.

                                   PERFORMANCE    How each fund has
                               done over time.

THE FUNDS IN DETAIL         CHARTER How each fund is
                            organized.

                            INVESTMENT PRINCIPLES AND RISKS
                            Each fund's overall approach to
                            investing.

                            BREAKDOWN OF EXPENSES How
                            operating costs are calculated and
                            what they include.

YOUR ACCOUNT                DOING BUSINESS WITH FIDELITY

                            TYPES OF ACCOUNTS Different
                            ways to set up your account.

                            HOW TO BUY SHARES Opening an
                            account and making additional
                            investments.

                            HOW TO SELL SHARES Taking money
                            out and closing your account.

                            INVESTOR SERVICES Services to
                            help you manage your account.

SHAREHOLDER AND             DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES            AND TAXES

                            TRANSACTION DETAILS Share price
                            calculations and the timing of
                            purchases and redemptions.

                            EXCHANGE RESTRICTIONS

KEY FACTS


THE FUNDS AT A GLANCE
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now
America's largest mutual fund manager. FMR Texas Inc.    (FMR Texas    ), a
subsidiary of FMR, chooses investments for Spartan Arizona Municipal Money
Market.
As with any mutual fund, there is no assurance that a fund will achieve its goal.
SPARTAN ARIZONA MONEY MARKET
GOAL: High current tax-free income for Arizona residents while maintaining a stable $1.00 share price.
STRATEGY: Invests in high-quality, short-term municipal money market securities whose interest is free from federal income tax and Arizona personal income tax.
SIZE: As of August 31, 1996,    the fund     had ove   r $82 milli    on in
assets.
SPARTAN ARIZONA INCOME
GOAL: High current tax-free income for Arizona residents.
   STRATEGY: Invests normally in investment-grade municipal securities whose interest is free from federal income tax and Arizona personal income tax.
SIZE: As of August 31, 1996,    the fund     had over    $20 m    illion in
assets.
WHO MAY WANT TO INVEST
These non-diversified funds may be appropriate for investors in higher tax brackets who seek high current income that is free from federal and Arizona personal income taxes. Each fund's level of risk and potential reward depend on the quality and maturity of its investments. Spartan Arizona Municipal Money Market is managed to keep its share price stable at $1.00. Spartan Arizona Municipal Income, with its broader range of investments, has the potential for higher yields, but also carries a higher degree of risk. You should consider your investment objective and tolerance for risk when making an investment decision.
The value of the funds' investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other federal and state political and economic news. When you sell your shares of Spartan Arizona Municipal Income, they may be worth more or less than what you paid for them. By themselves, these funds do not constitute a balanced investment plan.
The Spartan family of funds is designed for cost-conscious investors looking for higher yields through lower costs. The Spartan Approach(registered trademark) requires investors to make high minimum investments and, in some cases, to pay for individual transactions.

THE SPECTRUM OF
FIDELITY FUNDS
Broad categories of Fidelity
funds are presented here in
order of ascending risk.
Generally, investors seeking
to maximize return must
assume greater risk. Spartan
Arizona Municipal Money
Market is in the MONEY
MARKET category, and Spartan
Arizona Municipal Income is
in the INCOME category.
(right arrow) MONEY MARKET Seeks
income and stability by
investing in high-quality,
short-term investments.
(right arrow) INCOME Seeks income by
investing in bonds.
(solid bullet) GROWTH AND INCOME
Seeks long-term growth and
income by investing in stocks
and bonds.
(solid bullet) GROWTH Seeks long-term
growth by investing mainly in
stocks.
(checkmark)
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy, sell or hold shares of a fund. See page for more information about these fees.
Maximum sales charge on purchases                        None
and reinvested distributions

Deferred sales charge on redemptions                     None

Redemption fee (as a % of amount redeemed on shares held less than 180 days)

for Spartan Arizona Municipal Money Market               None

for Spartan Arizona Municipal Income                     .50%

Exchange and wire transaction fees                       $5.00

Checkwriting fee, per check written                      $2.00

(available for Spartan Arizona Municipal Money Market)

Account closeout fee                                     $5.00

Annual account maintenance fee                           $12.0
(for accounts under $2,500)                              0

THESE FEES ARE WAIVED (except for the redemption fee) if your account balance at the time of the transaction is $50,000 or more.
ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. Expenses are factored into each fund's share price or dividends and are not charged directly to shareholder accounts (see page ).
The following    figures     are based on historical expenses, adjusted to
reflect current fees, and are calculated as a percentage of average net assets.
SPARTAN ARIZONA MONEY MARKET
   Managemen    t fee (after reimbursement)   .35%

12b-1 fee                                     None

Other expenses                                .00%

Total fu   nd operating ex    penses          .35%

SPARTAN ARIZONA INCOME
Management fee                     .55    %

12b-1 fee                       None

Other expenses                  .00%

Total fund operating expenses      .55%

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses after the number of years indicated, first assuming that you leave your account open, and then assuming that you close your account at the end of the period:
SPARTAN ARIZONA MONEY MARKET
      Account    Account
      open       closed

After 1 year     $    4              $    9

After 3 years    $    11             $    16

After 5 years    $    20             $    25

After 10 years   $    44             $    49

SPARTAN ARIZONA INCOME
      Account    Account
      open       closed

After 1 year     $    6              $    11

After 3 years    $    18             $    23

After 5 years    $    31             $    36

After 10 years   $    69             $    74

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.
FMR has voluntarily agreed to    reimburse Spartan Arizona Municipal Money
Market Fund to the extent that total operating expenses exceed .35% of
it    s average net assets. If this agreement were not in effect, the
management fee, other expenses, and total operating expenses would    have
been     .50%, .00%, and .50%, respectively. Expenses eligible for
reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses.
FINANCIAL HIGHLIGHTS
The tables that follow are included in each fund's Annual Report and have been audited by Coopers & Lybrand L.L.P., independent accountants. Their reports on the financial statements and financial highlights are included in the Annual Reports. The financial statements and financial highlights are incorporated by reference into (are legally a part of) each fund's Statement of Additional Information.
   SPARTAN ARIZONA MUNICIPAL MONEY MARKET

   1.Selected Per-Share Data and Ratios

   2.Years ended August 31                                         1996              1995C

   3.Net asset value, beginning of period                          $ 1.000           $ 1.000

   4.Income from Investment Operations                             .035              .034
    Net interest income

   5.Less Distributions                                            (.035)            (.034)
    From net interest income

   6.Net asset value, end of period                                $ 1.000           $ 1.000

   7.Total returnB                                                  3.52%             3.43%

   8.Net assets, end of period (000 omitted)                       $ 82,741          $ 52,566

   9.Ratio of expenses to average net assets                        .22%              .06%
                                                                   D                 A,D

   10.Ratio of net interest income to average net assets            3.44%             3.91%
                                                                                     A


   A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FROM OCTOBER 11, 1994 (COMMENCEMENT OF OPERATIONS)
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
SPARTAN ARIZONA MUNICIPAL INCOME

   11.Selected Per-Share Data and Ratios

   12.Years ended August 31                                             1996              1995C

   13.Net asset value, beginning of period                              $ 10.64           $ 10.00

   14.Income from Investment Operations

   15. Net interest income                                               .514              .504

   16. Net realized and unrealized gain (loss) on investments            (.022)            .637

   17. Total from investment operations                                  .492              1.141

   18.Less Distributions

   19. From net interest income                                          (.514)            (.504)

   20. From net realized gain                                            (.160)            .00

   21.Redemption fees added to paid in capital                           .002              .003

   22.Net asset value, end of period                                    $ 10.46           $ 10.64

   23.Total returnB                                                      4.72%             11.74%

   24.Net assets, end of period (000 omitted)                           $ 20,388          $ 13,448

   25.Ratio of expenses to average net assets                            .30%              .06%
                                                                        D                 A,D

   26.Ratio of net interest income to average net assets                 4.82%             5.54%
                                                                                          A

   27.Portfolio turnover rate                                            32%               56%
                                                                                          A


   A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FROM OCTOBER 11, 1994 (COMMENCEMENT OF OPERATIONS)
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
PERFORMANCE
Mutual fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and do not reflect the effect of any transaction fees you may have paid. The figures would be lower if fees were taken into account.
Each fund's fiscal year runs from September 1 through August 31. The tables below show each fund's performance over past fiscal years with the bond fund's performance compared to different measures, including a comparative index and a competitive funds average. Data for the comparative index for Spartan Arizona Municipal Income is available only from June 30, 1993 to the present. The chart on page presents calendar year performance for the bond fund and does not include the effect of the $5 account closeout fee. AVERAGE ANNUAL TOTAL RETURNS

Fiscal periods ended                     Past                  Life of
August 31, 1996                          1                     fundA
                                         year

Spartan Arizona Municipal Money Market       3    .   52           3    .   68
                                                 %   B                 %   B

Spartan Arizona Municipal Income             4    .   72           8    .   65
                                                 %   B                 %   B

Lehman Bros. AZ    Enhanced                  4    .   73          n/a
       Muni. Bond Index                          %

Lipper AZ Muni. Debt Funds Avg.               5.07                n/a
                                                 %

   CUMULATIVE TOTAL RETURNS
Fiscal periods ended                      Past                  Life of
August 31, 1996                           1                     fundA
                                                                year

Spartan Arizona Municipal Money Market       3    .   52           7    .   08
                                                 %   B                 %   B

Spartan Arizona Municipal Income             4    .   72           17    .   01
                                                 %   B                 %   B

Lehman Bros. AZ    Enhanced                  4    .   73           n/a
       Muni. Bond Index                          %

Lipper AZ Muni. Debt Funds Avg.              5.07                  n/a
                                                 %

A FROM OCTOBER 11, 1994
   B IF FMR HAD NOT REIMBURSED CERTAIN FUND EXPENSES DURING THESE PERIODS, TOTAL RETURNS WOULD HAVE BEEN LOWER.
UNDERSTANDING

PERFORMANCE
YIELD illustrates the income
earned by a fund over a
recent period. Seven-day
yields are the most common
illustration of money market
performance. 30-day yields
are usually used for bond
funds. Yields change daily,
reflecting changes in interest
rates.
TOTAL RETURN reflects both the
reinvestment of income and
capital gain distributions, and
any change in a fund's share
price.
(checkmark)
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. When a money market fund yield assumes that income earned is reinvested, it is called an EFFECTIVE YIELD. A TAX-EQUIVALENT YIELD shows what an investor would have to earn before taxes to equal a tax-free yield. Yields for the bond fund are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
   THE LEHMAN BROTHERS ENHANCED ARIZONA MUNICIPAL BOND INDEX is a total return performance benchmark for Arizona investment-grade municipal bonds with maturities of at least one year.
Unlike    a     fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
       THE COMPETITIVE FUNDS AVERAGE    is the Lipper Arizona Municipal
Debt Funds Average for Spartan Arizona Municipal Income, which currently reflects the performance of over 35 mutual funds with similar investment objectives. This average, published by Lipper Analytical Services, Inc., excludes the effect of sales charges.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. government.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
SPARTAN ARIZONA MUNICIPAL INCOME
Calendar year total returns
1995
Spartan Arizona Municipal Income
   18.49    %
Lipper AZ Muni. Debt Funds Avg.
   17.52    %
Consumer Price Index             2.54
    %


THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money
and invests it toward a specified    goal. Spartan Arizona Municipal Money
Market is a non    -diversified fund of Fidelity Union Street Trust II, and
Spartan Arizona Municipal Income is a    non-diversifi    ed fund of
Fidelity Union Street Trust. Both trusts are open-end management companies. Fidelity Union Street Trust II was organized as a Delaware business trust on June 20, 1991. Fidelity Union Street Trust was organized as a
Massachusetts business trust on March 1, 1974   .     There is a remote
possibility that one fund might become liable for a misstatement in the prospectus about another fund.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. For Spartan Arizona Municipal Money Market, you are entitled to one vote for each share you own. For Spartan Arizona Municipal Income, the number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The funds are managed by FMR, which chooses their investments and handles
their business affairs   . FMR Texas, located in Irving, Texas, has
    primary responsibility for providing investment management services for Spartan Arizona Municipal Money Market.
Jonathan Short is manager of Spartan Arizona Municipal Income, which he has managed since October 1995. Mr. Short also manages other Fidelity funds. Previously, he was a municipal bond analyst. Mr. Short joined Fidelity in 1990, after receiving his MBA from the Massachusetts Institute of Technology.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
   Fidelity Distributors Corporation (F    DC) distributes and markets
Fidelity's funds and services. Fidelity Service Co. (FSC) performs transfer agent servicing functions for the funds.
FMR Corp. is the ultimate parent company of FMR a   nd FMR Texas    .
Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
UMB Bank, n.a., is each fund's transfer agent, although it employs FSC to
per   form these functions for the funds. UMB is located at 1010 Grand
Avenue, Kansas City, Missour    i.
   A broker-dealer may use a portion of the commissions paid by Spartan Arizona Municipal Income to reduce custodian or transfer agent fees for the fund. FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund
receives b    rokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
   EACH FUND'S INVESTMENT APPROACH
SPARTAN ARIZONA MUNICIPAL MONEY MARKET seeks to earn high current income that is free from federal income tax and the Arizona personal income tax while maintaining a stable $1.00 share price by investing in high-quality, short-term municipal money market securities of all types. FMR normally invests at least 65% of the fund's total assets in state tax-free securities, and normally invests at least 80% of the fund's assets in municipal securities whose interest is free from federal income tax.
When you sell your shares of the fund, they should be worth the same amount as when you bought them. Of course, there is no guarantee that the fund will maintain a stable $1.00 share price. The fund follows industry-standard guidelines on the quality and maturity of its investments, which are designed to help maintain a stable $1.00 share price. The fund will purchase only high-quality securities that FMR believes present minimal credit risks and will observe maturity restrictions on securities it buys. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the fund's investments could cause its share price (and the
value of your investment) to change.    In addition, since the fund
concentrates its investments in Arizona municipal securities, an investment in the fund may be riskier than an investment in other types of money market funds.
SPARTAN ARIZONA MUNICIPAL INCOME seeks high current income that is free
from federal income tax and the Arizona    personal income tax by investing
in investment-grade municipal securities under normal conditions.     FMR
normally invests at least 65% of the fund's total assets in state tax-free securities, and normally invests at least 80% of the fund's assets in municipal securities whose interest is free from federal income tax. Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between 8 and 18 years. As of August 31, 1996, the fund's dollar-weighted average maturity was
approximately    10.4     years.
EACH FUND'S performance is affected by the economic and political conditions within the state of Arizona. The rate of growth in Arizona slowed in the late '80s and early '90s, and assessed valuations in many areas have declined, putting pressure on state and local budgets. However, the state's growth in population and employment and other economic indicators continues to outpace that of the nation as a whole. Economic conditions within the state are expected to reflect moderate growth through
199   6    .
The money market fund stresses income, preservation of capital, and liquidity. The bond fund seeks to provide a higher level of income by investing in a broader range of securities.
The total return from a bond fund is a combination of income and price gains or losses. While income is the most important component of bond returns over time, the bond fund's emphasis on income does not mean that the fund invests only in the highest-yielding bonds available, or that it can avoid risks to principal. In selecting investments for the bond fund, FMR considers a bond's income potential together with its potential for price gains or losses. FMR focuses on assembling a portfolio of income-producing securities that it believes will provide the best tradeoff between risk and return within the range of securities that are eligible investments for the fund.
Each fund's yield and the bond fund's share price change daily and are based on interest rates, market conditions, other economic and political news, and on the quality and maturity of its investments. In general, bond prices rise when interest rates fall, and vice versa. This effect is usually more pronounced for longer-term securities. Lower-quality securities offer higher yields, but also carry more risk. FMR may use various investment techniques to hedge a portion of the bond fund's risks, but there is no guarantee that these strategies will work as intended. When you sell your shares of the bond fund, they may be worth more or less than what you paid for them.
If you are subject to the federal alternative minimum tax, you should note that each fund may invest all of its assets in municipal securities issued to finance private activities. The interest from these investments is a tax-preference item for purposes of the tax.
FMR normally invests each fund's assets according to its investment strategy. The funds do not expect to invest in federally taxable obligations, and Spartan Arizona Municipal Income does not expect to invest in state taxable obligations. Each fund also reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information
about    each fund's investments are contained in a fund's     SAI.
Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its
goa   l. Fund holdings and recent investment strategies are detailed in
each fund's financial reports, which are sent to share    holders twice a
year. For a free SAI or financial report, call 1-800-544-8888.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally
more sensitive to interest rate    changes than short-term bonds.
Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.
RESTRICTIONS: The bond fund normally invests in investment-grade securities, but reserves the right to invest up to 5% of its assets in below investment-grade securities (sometimes called "municipal junk bonds"). A security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch Investors Service, L.P., or is unrated but judged by FMR to be of equivalent quality.
MONEY MARKET SECURITIES are high-quality, short-term    instruments
issued by municipalities, local and state governments, and other entities.
These    securities may carry fixed, variable, or     floating interest
rates. Some money market securities employ a trust or similar structure to modify the maturity, price characteristics, or quality of financial assets so that they are eligible investments for money market funds. If the structure does not perform as intended, adverse tax or investment consequences may result.
MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues, and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. A fund may own a municipal security directly or through a participation interest.
CREDIT SUPPORT.    Issuers may employ various forms of credit enhancement,
including letters of credit, guarantees, or insurance from a bank, insurance company, or other entity. These arrangements expose the fund to the credit risk of the entity. In the case of foreign entities, extensive
public information about the enti    ty may not be available and the entity
may be subject to unfavorable political, economic, or governmental developments which might affect its ability to honor its commitment.
STATE MUNICIPAL SECURITIES in   clude     municipal obligations issued by
the state of Arizona or its counties, municipalities, authorities, or other subdivisions. The ability of issuers to repay their debt can be affected by many factors that impact the economic vitality of either the state or a region within the state.
Other stat   e municipal s    ecurities include obligations of the U.S.
territories and possessions such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations. The economy of Puerto Rico is closely linked to the U.S. economy, and will be affected by the strength of the U.S. dollar, interest rates, the price stability of oil imports, and the continued existence of favorable tax incentives. ASSET-BACKED SECURITIES include interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. These securities usually rely on continued payments by a municipality, and may also be subject to prepayment risk.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. Inverse floaters have interest rates that move in the opposite direction from a benchmark, making the security's market value more volatile.
MUNICIPAL LEASE OBLIGATIONS are used by municipalities to acquire land, equipment, or facilities. If the municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer
or    another party    . In exchange for this benefit, a fund may accept a
lower interest rate. De   mand features and standby commitments are
typ    es of put features.
PRIVATE ENTITIES may be involved in some municipal securities. For example, industrial revenue bonds are backed by private entities, and resource recovery bonds often involve private corporations. The viability of a project or tax incentives could affect the value and credit quality of these securities.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions
incorrectly or employs a strategy that does not correlate well w   ith a
fund    's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These
techniques may increase the volatility of    a fun    d and may involve a
small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities.
WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS are trading practices in which payment and delivery for the securities take place at a future date.
   The market value of a security could change during this period.
OTHER INSTRUMENTS    may include real estate-related instruments.
CASH MANAGEMENT.     A fund may invest in a money market fund available
only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income exempt from federal income tax while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
   RESTRICTION:     Spartan Arizona Municipal Income does not currently
intend to invest in a money market fund.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry or type of project. Economic, business, or political changes can affect all securities
of a similar type. A fund that is not diversified may    be more sensitive
to changes in the market value of a single issuer or industry.
RESTRICTIONS:    Each fund     is considered non-diversified. Generally, to
meet federal tax requirements at the close of each quarter, a fund does not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, does not invest more than 5% of its total
assets in    any issue    r. These limitations do not apply to U.S.
Government securities. Each fund may invest more than 25% of its total assets in tax-free securities that finance similar types of projects.
BORROWING.    Each f    und may borrow from banks or from other funds
advised by FMR, or through reverse repurchase agreements. If    the bond
fund bo    rrows money, its share price may be subject to greater
fluctuation until the borrowing is paid off. If    the bond fu    nd makes
additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: Each fund may borrow onl   y     for temporary or emergency
purposes, but not in an amount exceeding 331/3% of its total assets. FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
SPARTAN ARIZONA MUNICIPAL MONEY MARKET seeks as high a level of current income exempt from federal income tax and Arizona personal income tax, as is consistent with preservation of capital.
SPARTAN ARIZONA MUNICIPAL INCOME seeks a high level of current income, exempt from federal income tax and Arizona personal income tax.
EACH FUND normally invests at least 80% of its assets in municipal securities whose interest is free from federal income tax.
Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to an affiliate who provides assistance with these services for Spartan Arizona Municipal Money Market. FMR may, from time to time, agree to reimburse the funds for management fees above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. Each fund pays a management fee at a fixed annual rate of its average net assets:
 .50% for Spartan Arizona Municipal Money Market and .55% for Spartan Arizona Municipal Income. The total management fee rate for Spartan Arizona Municipal Money Market and Spartan Arizona Municipal Income for fiscal 1996, after reimbursement, was .22% and .30%, respectively.
FMR HAS A SUB-ADVISORY AGREEMENT with    FMR Texas,     which has primary
responsibility for providing investment management for Spartan Arizona Municipal Money Market, while FMR retains responsibility for providing
other management services. FMR pay   s FMR Texas     50% of its management
fee (before expense reimbursements) for these services.
FSC performs many transaction and accounting functions for the funds. These services include processing shareholder transactions and calculating each fund's share price. FMR, and not the funds, pays for these services.
To offset shareholder service costs, FMR or its affiliates also collect the funds' $5.00 exchange fee, $5.00 account closeout fee, $5.00 fee for wire purchases and redemptions, and, for Spartan Arizona Municipal Money Market,
the $2.00 checkwriting charge.    For fiscal 1996, these fees amounted to
$195, $51, $45, and $470, respectively, for Spartan Arizona Municipal Money Market and $190, $80, and $15, respectively, for Spartan Arizona Municipal Income.
Each fund has adopted a Distribution and Service Plan. These plans recognize that FMR may use its resources, including management fees, to pay expenses associated with the sale of fund shares. This may include payments to third parties, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the fund's shares. It is important to note, however, that the funds do not pay FMR any separate fees for this service.
   For fiscal 1996, the portfolio turnover rate for Spartan Arizona
Municipal Income was 32%    . This rate varies from year to year.
YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services, Inc. (FBSI). Fidelity is also a leader in providing tax-sheltered retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has
over    80 walk-in In    vestor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account.
If you are investing through FBSI or another financial institution or investment professional, refer to its program materials for any special provisions regarding your investment in the fund.
The different ways to set up (register) your account with Fidelity are
liste   d in the table that follows.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER
GROUPS
Requires a special application.
HOW TO BUY SHARES
EACH FUND'S SHARE PRICE, called net asset value (NAV), is calculated every business day. Spartan Arizona Municipal Money Market is managed to keep its share price stable at $1.00. Each fund's shares are sold without a sales charge.
Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another Fidelity fund.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $10,000
For Spartan Arizona Municipal
   Money Market     $25,000
TO ADD TO AN ACCOUNT  $1,000
Through    regular     investment plans $500*
MINIMUM BALANCE $5,000
For Spartan Arizona Municipal
   Money Market     $10,000
* FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES", PAGE .
These minimums may vary for investments through Fidelity Portfolio Advisory
Services. Refer to t   he program     materials for details.





UNDERSTANDING THE
SPARTAN APPROACH(registered trademark)
Fidelity's Spartan Approach is
based on the principle that
lower fund expenses can
increase returns. The Spartan
funds keep expenses low in
two ways. First, higher
investment minimums reduce
the effect of a fund's fixed
costs, many of which are paid
on a per-account basis.
Second, unlike most mutual
funds that include transaction
costs as part of overall fund
expenses, Spartan
shareholders pay directly for
the transactions they make.
(checkmark)

                                      TO OPEN AN ACCOUNT                            TO ADD TO AN ACCOUNT

Phone 1-800-544-777 (phone_graphic)   (small solid bullet) Exchange from another    (small solid bullet) Exchange from another
                                      Fidelity fund account                         Fidelity fund account
                                      with the same                                 with the same
                                      registration, including                       registration, including
                                      name, address, and                            name, address, and
                                      taxpayer ID number.                           taxpayer ID number.
                                                                                    (small solid bullet) Use Fidelity Money
                                                                                    Line to transfer from
                                                                                    your bank account. Call
                                                                                    before your first use to
                                                                                    verify that this service
                                                                                    is in place on your
                                                                                    account. Maximum
                                                                                    Money Line: $50,000.



Mail (mail_graphic)   (small solid bullet) Complete and sign the    (small solid bullet) Make your check
                      application. Make your                        payable to the complete
                      check payable to the                          name of the fund.
                      complete name of the                          Indicate your fund
                      fund of your choice.                          account number on
                      Mail to the address                           your check and mail to
                      indicated on the                              the address printed on
                      application.                                  your account statement.
                                                                    (small solid bullet) Exchange by mail: call
                                                                    1-800-544-6666 for
                                                                    instructions.



In Person (hand_graphic)   (small solid bullet) Bring your application    (small solid bullet) Bring your check to a
                           and check to a Fidelity                        Fidelity Investor Center.
                           Investor Center. Call                          Call 1-800-544-9797 for
                           1-800-544-9797 for the                         the center nearest you.
                           center nearest you.



Wire (wire_graphic)   (small solid bullet) There may be a $5.00       (small solid bullet) There may be a $5.00
                      fee for each wire                               fee for each wire
                      purchase.                                       purchase.
                      (small solid bullet) Call 1-800-544-7777 to     (small solid bullet) Wire to:
                      set up your account                             Bankers Trust
                      and to arrange a wire                           Company,
                      transaction.                                    Bank Routing
                      (small solid bullet) Wire within 24 hours to:   #021001033,
                      Bankers Trust                                   Account #00163053.
                      Company,                                        Specify the complete
                      Bank Routing                                    name of the fund and
                      #021001033,                                     include your account
                      Account #00163053.                              number and your
                      Specify the complete                            name.
                      name of the fund and
                      include your new
                      account number and
                      your name.



Automatically (automatic_graphic)   (small solid bullet) Not available.   (small solid bullet) Use Fidelity Automatic
                                                                          Account Builder. Sign
                                                                          up for this service
                                                                          when opening your
                                                                          account, or call
                                                                          1-800-544-6666 to add
                                                                          it.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $5,000 worth of shares in the account ($10,000 for Spartan Arizona Municipal Money Market) to keep it open.
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares, (small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed,
and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
CHECKWRITING
If you have a checkbook for your account in Spartan Arizona Municipal Money Market, you may write an unlimited number of checks. Do not, however, try to close out your account by check.
      ACCOUNT TYPE   SPECIAL REQUIREMENTS


IF YOU SELL SHARES OF SPARTAN ARIZONA MUNICIPAL INCOME AFTER HOLDING THEM LESS THAN
180 DAYS, THE FUND WILL DEDUCT A REDEMPTION FEE EQUAL TO .50% OF THE VALUE OF THOSE
SHARES. IF YOUR ACCOUNT BALANCE IS LESS THAN $50,000, THERE ARE FEES FOR INDIVIDUAL
REDEMPTION TRANSACTIONS: $2.00 FOR EACH CHECK YOU WRITE (FOR SPARTAN ARIZONA
MUNICIPAL MONEY MARKET ONLY) AND $5.00 FOR EACH EXCHANGE, BANK WIRE, AND ACCOUNT
CLOSEOUT.



Phone 1-800-544-777 (phone_graphic)              All account types     (small solid bullet) Maximum check request:
                                                                       $100,000.
                                                                       (small solid bullet) For Money Line transfers to
                                                                       your bank account; minimum:
                                                                       $10; maximum: $100,000.
                                                                       (small solid bullet) You may exchange to other
                                                                       Fidelity funds if both
                                                                       accounts are registered with
                                                                       the same name(s), address,
                                                                       and taxpayer ID number.

Mail or in Person (mail_graphic)(hand_graphic)   Individual, Joint     (small solid bullet) The letter of instruction must
                                                 Tenant,               be signed by all persons
                                                 Sole Proprietorship   required to sign for
                                                 , UGMA, UTMA          transactions, exactly as their
                                                 Trust                 names appear on the
                                                                       account.
                                                                       (small solid bullet) The trustee must sign the
                                                                       letter indicating capacity as
                                                 Business or           trustee. If the trustee's name
                                                 Organization          is not in the account
                                                                       registration, provide a copy of
                                                                       the trust document certified
                                                                       within the last 60 days.
                                                                       (small solid bullet) At least one person
                                                 Executor,             authorized by corporate
                                                 Administrator,        resolution to act on the
                                                 Conservator,          account must sign the letter.
                                                 Guardian              (small solid bullet) Include a corporate
                                                                       resolution with corporate seal
                                                                       or a signature guarantee.
                                                                       (small solid bullet) Call 1-800-544-6666 for
                                                                       instructions.

Wire (wire_graphic)                              All account types     (small solid bullet) You must sign up for the wire
                                                                       feature before using it. To
                                                                       verify that it is in place, call
                                                                       1-800-544-6666. Minimum
                                                                       wire: $5,000.
                                                                       (small solid bullet) Your wire redemption request
                                                                       must be received by Fidelity
                                                                       before 4 p.m. Eastern time
                                                                       for money to be wired on the
                                                                       next business day.



Check (check_graphic)   All account types   (small solid bullet) Minimum check: $1,000.
                                            (small solid bullet) All account owners must sign
                                            a signature card to receive a
                                            checkbook.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account. INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT
ASSISTANCE
1-800-544-4774
TOUCHTONE EXPRESS
1-800-544-5555
 AUTOMATED SERVICE
(checkmark)
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)



To reduce expenses, only one copy of most financial reports    and
prospectuses     will be mailed to your household, even if you have more
than one account in the fund. Call 1-800-544-6666 if you need copies of
financial reports   , prospectuses, or h    istorical account information.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing. There may be a $5.00 fee for each exchange out of the funds, unless you place your transaction on Fidelity's automated exchange services.
Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page . SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for a home, educational expenses, and other long-term financial goals.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM   FREQUENCY     SETTING UP OR CHANGING
$500      Monthly or    (small solid bullet) For a new account, complete the
          quarterly     appropriate section on the fund
                        application.
                        (small solid bullet) For existing accounts, call
                        1-800-544-6666 for an application.
                        (small solid bullet) To change the amount or frequency of
                        your investment, call 1-800-544-6666 at
                        least three business days prior to your
                        next scheduled investment date.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A FIDELITY
FUNDA

MINIMUM   FREQUENCY    SETTING UP OR CHANGING
$500      Every pay    (small solid bullet) Check the appropriate box on the fund
          period       application, or call 1-800-544-6666 for an
                       authorization form.
                       (small solid bullet) Changes require a new authorization
                       form.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY FUND

MINIMUM   FREQUENCY        SETTING UP OR CHANGING
$500      Monthly,         (small solid bullet) To establish, call 1-800-544-6666 after
          bimonthly,       both accounts are opened.
          quarterly, or    (small solid bullet) To change the amount or frequency of
          annually         your investment, call 1-800-544-6666.


A BECAUSE BOND FUND SHARE PRICES FLUCTUATE, THAT FUND MAY NOT BE AN APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains earned by the bond fund are normally distributed in October and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. Each fund offers four options (three for Spartan Arizona Municipal Money Market):
1. REINVESTMENT OPTION. Your dividend and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions, if any, will be automatically reinvested, but you will be sent a check for each dividend distribution. This option is not available for Spartan Arizona Municipal Money Market.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions, if any.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions, if any, will be automatically invested in another identically registered Fidelity fund.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions, if any, will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days.
UNDERSTANDING
DISTRIBUTIONS
As a fund shareholder, you
are entitled to your share of
the fund's net income and
gains on its investments. The
fund passes its earnings
along to its investors as
DISTRIBUTIONS.
Each fund earns interest from
its investments. These are
passed along as DIVIDEND
DISTRIBUTIONS. The fund may
realize capital gains if it sells
securities for a higher price
than it paid for them. These
are passed along as CAPITAL
GAIN DISTRIBUTIONS. Money
market funds usually don't
make capital gain
distributions.
(checkmark)
TAXES
As with any investment, you should consider how an investment in a tax-free fund could affect you. Below are some of the funds' tax implications.
TAXES ON DISTRIBUTIONS. Interest income that a fund earns is distributed to shareholders as income dividends. Interest that is federally tax-free remains tax-free when it is distributed.
However, gain on the sale of tax-free bonds results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are taxed as dividends. Long-term capital gain distributions are taxed as long-term capital gains. These distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31. Fidelity will send you and the IRS a statement showing the tax status of the distributions paid to you in the previous year.
The interest from some municipal securities is subject to the federal alternative minimum tax. Each fund may invest up to 100% of its assets in these securities. Individuals who are subject to the tax must report this interest on their tax returns.
To the extent a fund's income dividends are derived from i   nterest on
Arizona municipal securities the interest on which is exempt from Arizona state personal income tax, the dividends will be free from such tax.
During fiscal 1996, 100%     of each fund's income dividends was free from
federal income tax,    and 100% was f    ree from Arizona personal income
taxe   s. 41.44% of     Spartan Arizona Municipal Money Market's    and
8.39% of Spa    rtan Arizona Municipal Income's income dividends were
subject to the federal alternative minimum tax.
TAXES ON TRANSACTIONS. Your bond fund redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares just    when     a fund    has
realized but not yet distributed income or capital gains    , you will pay
the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The money market fund values the securities it owns on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps the fund to maintain a stable $1.00 share price. For the bond fund, assets are valued primarily on the basis of market quotations, if available. Since market quotations are often unavailable, assets are usually valued by a method that the Board of Trustees believes accurately reflects fair value.
EACH FUND'S OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) are its NAV.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
(small solid bullet) You begin to earn dividends as of the first business day following the day of your purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
YOU MAY BUY OR SELL SHARES OF THE FUNDS THROUGH    AN INVESTMENT
PROFESSIONAL, INCLUDING     A BROKER, who may charge you a    transaction
fee f    or this service. If you invest through an    investment
professional, read your investment professional's program materials for any additional service features or fees that may apply. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your request is received and accepted. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you.
(small solid bullet) Shares will earn dividends through the date of redemption; however, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
(small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
THE REDEMPTION FEE for Spartan Arizona Municipal Income, if applicable, will be deducted from the amount of your redemption. This fee is paid to the fund rather than FMR, and it does not apply to shares that were acquired through reinvestment of distributions. If shares you are redeeming were not all held for the same length of time, those shares you held longest will be redeemed first for purposes of determining whether the fee applies.
THE FEES FOR INDIVIDUAL TRANSACTIONS are waived if your account balance at the time of the transaction is $50,000 or more. Otherwise, you should note the following:
(small solid bullet) The $2.00 checkwriting charge will be deducted from your account (Spartan Arizona Municipal Money Market only).
(small solid bullet) The $5.00 exchange fee will be deducted from the amount of your exchange.
(small solid bullet) The $5.00 wire fee will be deducted from the amount of your wire.
(small solid bullet) The $5.00 account closeout fee does not apply to exchanges or wires, but it will apply to checkwriting.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $60.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. The fee will not be deducted from retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity funds exceed $50,000. Eligibility for the $50,000 waiver is determined by aggregating Fidelity mutual fund accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $5,000 ($10,000 for Spartan Arizona Municipal Money Market), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed and the $5.00 account closeout fee will be charged.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be registered for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number. (small solid bullet) Before exchanging into a fund, read its prospectus. (small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to $7.50 and redemption fees of up to 1.50% on exchanges. Check each fund's prospectus for details.


This prospectus is printed on recycled paper using soy-based inks.
   SPARTAN(Registered trademark) ARI    ZONA MUNICIPAL MONEY MARKET FUND
A FUND OF FIDELITY UNION STREET TRUST II
   SPARTAN(Registered trademark) ARIZON    A MUNICIPAL INCOME FUND
A FUND OF FIDELITY UNION STREET TRUST
STATEMENT OF ADDITIONAL INFORMATION
OCTOBER 18, 1996
This Statement is not a prospectus but should be read in conjunction with the funds' current Prospectus (dated October 18, 1996). Please retain
th   is document for futu    re reference. The funds' financial statements
and financial highlights, included in the Annual Report for the fiscal year ended August 31, 1996, are incorporated herein by reference. To obtain an additional copy of the Prospectus or the Annual Report, please call Fidelity Distributors Corporation at 1-800-544-8888.
TABLE OF CONTENTS                                PAGE



Investment Policies and Limitations

Special Considerations Affecting Arizona

Special Considerations Affecting Puerto Rico

Portfolio Transactions

Valuation of Portfolio Securities

Performance

Additional Purchase and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contracts

Distribution and Service Plans

Contracts with FMR Affiliates

Description of the Trusts

Financial Statements

Appendix

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISER
FMR Texas Inc. (FTX) (money market fund)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
UMB Bank, n.a. (UMB)
and Fidelity Service Co. (FSC)
SAZ-ptb-1096
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed
without approval by a "majority of the outstand   ing voting
se    curities" (as defined in the Investment Company Act of 1940) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF    SPARTAN ARIZONA MUNICIPAL MONEY     MARKET
FUND
(MONEY MARKET FUND)
THE FOLLOWING ARE THE MONEY MARKET FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
   (i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or
instrumentalities,    or securities of other investment companies    ) if,
as a result, the fund would hold more than 10% of the outstanding voting securities of that issuer.
(iii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iv) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(v) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(vi) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vii) The fund does not currently intend to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.
(viii) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(ix) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a)
and (b) do not apply    (i) to securities received as dividends, through
offers of exchange, or as a result of a reorganization, consolidation, or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.
(x) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(xi) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the fund's net assets. Included in that amount, but not to exceed 2% of the fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(xii) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(xiii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
   For purposes of limitations (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
For purposes of limitations (4) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
   For purposes of limitation (x), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of
asset-b    acked securities or investment companies, are not considered
"business enterprises."
For the money market fund's policies on quality and maturity, see the section entitled "Quality and Maturity" on page .
INVESTMENT LI   MITATIONS OF SPARTAN ARIZONA MUNICIPAL INCOME FUND
(   BOND     FUND)
THE FOLLOWING ARE THE BOND FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by subchapter M.
(ii) With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or
instrumentalities   , or securities of other investment companies    ) if,
as a result, the fund would hold more than 10% of the outstanding voting securities of that issuer.
(iii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iv) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(v) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(vi) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vii) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(viii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a)
and (b) do not apply    (i) to securities received as dividends, through
offers of exchange, or as a result of a reorganization, consolidation, or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.
(ix) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(x) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the fund's net assets. Included in that amount, but not to exceed 2% of the fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(xi) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(xii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the fund.
   For purposes of limitations (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
For purposes of limitations (4) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
   For purposes of limitation (ix), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of
asset-b    acked securities or investment companies, are not considered
"business enterprises."
For the bond fund's limitations on futures and options transactions, see
the section entitled "Limitations on Futures and Options Tr   ansactions"
on page .
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
DELAYED-DELIVERY TRANSACTIONS. Each fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by a fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The bond fund may receive fees for entering into delayed-delivery transactions.
When purchasing securities on a delayed-delivery basis, each fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the fund's other investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could suffer a loss.
Each fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.
FEDERALLY TAXABLE OBLIGATIONS. Under normal conditions, the funds do not intend to invest in securities whose interest is federally taxable. However, from time to time on a temporary basis, each fund may invest a portion of its assets in fixed-income obligations whose interest is subject to federal income tax.
Should a fund invest in federally taxable obligations, it would purchase securities that in FMR's judgment are of high quality. These would include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; obligations of domestic banks; and repurchase
agreements. The    bond     fund's standards for high-quality, taxable
obligations are essentially the same as those described by Moody's Investors Service (Moody's) in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by Standard & Poor's (S&P) in rating corporate obligations within its two highest ratings
of A-1 and A-2. The    money market     fund will purchase taxable
obligations only if they meet its quality requirements.
Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before the Arizona legislature that would affect the state tax treatment of the funds' distributions. If such proposals were enacted, the availability of municipal obligations and the value of the funds' holdings would be affected and the Trustees would reevaluate the funds' investment objectives and policies.
FUTURES AND OPTIONS. The following sections pertain to futures and options:
Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS.    A     fund will comply
with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS. A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. The funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involves a risk that the options or futures position will not track the performance of a fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. FUTURES CONTRACTS. When a fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The bond fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission
(CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition, the    bond     fund will not: (a) sell futures contracts,
purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. A fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the fund will be required to make margin payments to an FCM as described above for futures contracts. A fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates a fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
For the money market fund, FMR may determine some restricted securities and municipal lease obligations to be illiquid.
For the bond fund, investments currently considered to be illiquid include over-the-counter options. Also, FMR may determine some restricted securities and municipal lease obligations to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments for the money market fund are valued for purposes of monitoring amortized cost valuation, and for the bond fund are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, a fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.
INDEXED SECURITIES. A fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change. One example of indexed securities is inverse floaters.
The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments.
   INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, each fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates, but each
fund currently intends to participate in this program only     as a
borrower. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Loans may be called on one day's notice, and a fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.
INVERSE FLOATERS have variable interest rates that typically move in the opposite direction from prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and vice versa. This interest rate feature can make the prices of inverse floaters considerably more volatile than bonds with comparable maturities.
LOWER-QUALITY MUNICIPAL SECURITIES. The bond fund may invest a portion of its assets in lower-quality municipal securities as described in the Prospectus.
While the market for Arizona municipals is considered to be adequate, adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a fund to value its portfolio securities, and the fund's ability to dispose of lower-quality bonds. The outside pricing services are monitored by FMR and reported to the Board to determine whether the services are furnishing prices that accurately reflect fair value. The impact of changing investor perceptions may be especially pronounced in markets where municipal securities are thinly traded.
Each fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
MARKET DISRUPTION RISK. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for the money market fund to maintain a stable net asset value per share.
MONEY MARKET SECURITIES are high-quality, short-term obligations. Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.
MUNICIPAL SECTORS:
ELECTRIC UTILITIES. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and
(f) opposition to nuclear power.
HOUSING. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.
EDUCATION. In general, there are two types of education-related bonds; those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.
MUNICIPAL LEASES and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, the funds will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.
Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.
PUT FEATURES entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.
QUALITY AND MATURITY (MONEY MARKET FUND ONLY). Pursuant to procedures adopted by the Board of Trustees, the fund may purchase only high-quality securities that FMR believes present minimal credit risks. To be considered high-quality, a security must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, judged to be of equivalent quality by FMR.
High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (e.g., Standard & Poor's A-1 or SP-1), and second tier securities are those deemed to be in the second highest rating category (e.g., Standard & Poor's A-2 or SP-2).
The fund currently intends to limit its investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, the fund may look to an interest rate reset or demand feature. REFUNDING CONTRACTS. A fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). A fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, a fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts. REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect the fund from the risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is each fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. However, in general, the money market fund anticipates holding restricted securities to maturity or selling them in an exempt transaction.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by FMR. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage.
SOURCES OF CREDIT OR LIQUIDITY SUPPORT. FMR may rely on its evaluation of the credit of a bank or another entity in determining whether to purchase a security supported by a letter of credit guarantee, insurance or other
source of credit or liquidity.    In evaluating the credit of a foreign
bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.
STANDBY COMMITMENTS are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Each fund may acquire standby commitments to enhance the liquidity of portfolio securities.
Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.
Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.
Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the funds; and the possibility that the maturities of the underlying securities may be different from those of the commitments. TENDER OPTION BONDS are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds for the funds, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.
VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments of the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities have put features.
ZERO COUPON BONDS do not make regular interest payments. Instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.
SPECIAL CONSIDERATIONS AFFECTING ARIZONA
Certain Arizona constitutional amendments, legislative measures, executive orders, administrative regulations, and voter initiatives, as discussed below, could adversely affect the market values and marketability of, or result in default of, existing obligations, including obligations that may be held by the funds. Obligations of the state or local governments may also be affected by budgetary pressures affecting the State and economic conditions in the State. The following highlights only some of the more significant financial trends, and is based on information drawn from official statements and prospectuses relating to securities offerings of or on behalf of the State of Arizona, its agencies, instrumentalities and political subdivisions, and other publicly available documents, as available on the date of this Statement of Additional Information. FMR has not independently verified any of the information contained in such official statements and other publicly available documents, but is not aware of any fact which would render such information inaccurate. CONSTITUTIONAL LIMITATIONS ON TAXES, EXPENDITURES AND REVENUE INCREASES LIMITATIONS ON TAXES. Certain obligations held by the funds may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of Arizona local governments and districts are limited by Arizona Law. Arizona's property tax system was substantially revised by 1980 amendments to the Arizona Constitution and implementing legislation. There are two separate tax systems: a Primary system for taxes levied to pay current operation and maintenance expenses; and a Secondary system for taxes levied to pay principal and interest on bonded indebtedness, special district assessments and tax overrides. There are specific provisions under each system governing property value, the basis of assessment and maximum annual tax levies.
Under the Primary system, property value is the basis for determining primary property taxes of locally assessed real property and may increase by more than 10% per year only under certain circumstances. Under the Secondary system, there is no limitation on annual increases in full cash value of any property.
Under the Primary system, annual tax levies are limited based on the nature of the property being taxed, and the nature of the taxing authority. Taxes levied for Primary purposes on residential property only are limited to 1% of the full cash value of such property. In addition, taxes levied for Primary purposes on all types of property by counties, cities, towns and community college districts are limited to a maximum increase of 2% over the prior year's levy, plus any amount directly attributable to new construction and annexation and involuntary tort judgments. The 2% limitation does not apply to taxes levied for Primary purposes on behalf of local school districts. Annual tax levies for bonded indebtedness and special district assessments are unlimited under the secondary system. EXPENDITURES LIMITS. Provisions of the Arizona Constitution and Arizona legislation limit increases in annual expenditures by counties, cities and towns and community college districts and school districts to an amount determined by the Arizona Economic Estimates Commission. This limitation is based on the entity's actual expenditures for fiscal year 1979-80, with this base adjusted annually to reflect changes in population, cost of living, and boundaries.
LIMITATIONS ON REVENUE INCREASES. In November of 1992 an amendment to the Constitution of Arizona was approved by the voters and signed by the Governor. The amendment states that any legislation that provides for a net increase in State revenues will be effective only on the affirmative vote of two-thirds of the members of each house of the State Legislature, and Gubernatorial approval. If the Governor vetoes the measure, then the legislation shall not become effective unless the legislation is approved by an affirmative vote of three-fourths of the members of each house. The constitutional amendment does not apply to the effects of inflation, increasing assessed valuation or any other similar effect that increases State revenue but which is not caused by an affirmative act of the Legislature.
The enacted fiscal year 1993-94, 1994-95, and 1995-1996 budgets did not provide for any increases in State revenues that required an approval from two-thirds of the State Legislature.
OBLIGATIONS OF THE STATE OF ARIZONA
Under the Arizona Constitution, the State's power to contract debt is limited to an amount of not more than $350,000 to supply casual deficits or failures in revenues or to meet expenses not otherwise provided for. In addition to that authority, the State may borrow money to repel invasion, suppress insurrection, or defend the State in time of war.
Certain State agencies and instrumentalities may issue debt secured by limited special revenue sources. Additionally, obligations such as lease-purchase agreements and Certificates of Participation that are subject to annual appropriation are not debt within the meaning of Arizona's constitutional and statutory limitations. As of June 30, 1994, various State agencies, boards, departments and instrumentalities (including the Department of Transportation and State educational institutions) had approximately $2.25 billion of bonded indebtedness. Certificates of Participation of State agencies and instrumentalities outstanding at December 31, 1994 totalled approximately $486.2 million. ECONOMY
Arizona has been, and is projected to continue to be, one of the fastest growing areas in the United States. Over the last several decades the State has outpaced most other states in virtually every major category of growth, including population, personal income, gross state product, and job creation. From 1981 to 1992, the State's population grew 31.13% and is currently estimated to be 4 million.
Geographically, Arizona is the nation's sixth largest state. The State is divided into fifteen counties. Two of these counties, Maricopa County (including Phoenix) and Pima County (including Tucson), are more urban in nature and account for approximately 76% of total population and 82% of total wage and salary employment in Arizona. Significant job growth has occurred in the areas of aerospace and high technology, construction, finance, insurance, and real estate. Major employers include Motorola, Allied Signal, and the State.
RECENT STATE FINANCIAL RESULTS
REVENUES AND EXPENDITURES - FISCAL YEAR 1994. For the fiscal year ended June 30, 1994, general fund revenues increased by 7.6% and the State enjoyed a general fund balance of approximately $229.2 million at year end. General fund expenditures for that period were $4.07 billion, up from $3.77 billion in the prior fiscal year.
1994-1995 BUDGET. As of April 1995, the State's general fund revenues for fiscal year 1995 were projected to be $4.40 billion (up 8% from the prior year). Total general fund expenditures for that period were projected at $4.47 billion resulting in a projected fund balance of approximately $163 million.
1995-1996 AND 1996-1997 BUDGET. For the first time this year most budget units were appropriated funds on a biennial basis. The projected revenues upon which the general fund budgets for such periods were based assume continuing but moderating growth in the economy in fiscal year 1996 and slowing growth in fiscal year 1997, but also reflect certain legislative revenue reductions, including income tax reform, which are expected to result in approximately a $202.7 million revenue reduction in the current fiscal year (increasing to a $238.6 million reduction in fiscal year 1997) as well as $84.2 million in reductions for the current period resulting from legislation passed in prior years. Total projected revenues therefore reflect a net 1% reduction for fiscal year 1996 and a resulting projected reduction in the general fund ending balance to $1.93 million. This fiscal year 1997 budget reflects a net increase in projected revenues of 2.8%. "RAINY DAY FUND." In 1990 the Legislature enacted a formula-based Budget Stabilization Fund into which deposits are required to be made during years of "above-trend" economic growth, for use in "below-trend" periods. A deposit to the Fund was first called for in fiscal year 1994, in the amount of $42.0 million. In fiscal year 1995 the ending balance in the Fund was expected to be $220.0 million, and the Legislature revised the formula in connection with enacting the current fiscal year budget to reduce the maximum balance required to be maintained in such Fund to 5% of general fund revenues at the conclusion of a given fiscal year. This would have the effect of returning to the general fund an estimated $5.7 million as of June 30, 1995 and another $14.1 million (based on the adopted budget) as of June 30, 1996.
OTHER CHANGES IN BUDGET POLICY. As of the end of fiscal 1995, the Legislature decided to end the use of the "Midnight Reversion" accounting technique, pursuant to which certain unspent general fund appropriations had been treated as reverting to the general fund ending balance even though such moneys were available for expenditures immediately in the new fiscal year. This change conforms to Generally Accepted Accounting Principles (GAAP) and ending the practice cost the general fund $27.4 million in Fiscal Year 1995.
CERTAIN LITIGATION. Based on a 1993 U.S. Supreme Court ruling, the State has determined to issue refunds, including statutory interest, of State income taxes previously collected on Federal retirees' pensions. The cost of this program (expected to be approximately $159.4 million) will be spread over a five year period ending in fiscal year 1998.
OBLIGATIONS OF OTHER ISSUERS
ASSESSMENT BONDS. Municipal obligations which are assessment bonds or community facilities district bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. The lien on the property is the only security for such bonds. LEASE-PURCHASE OBLIGATIONS. Certain Arizona lease-purchase obligations, though payable from the general fund of the State or municipality, are subject to annual appropriation by the applicable governing body in amounts sufficient to pay the lease. Nonappropriation is legally not a default and there may be no adequate remedies available to the holders of the certificates evidencing the lease obligation in the event nonappropriation occurs.
OTHER CONSIDERATIONS. The repayment of mortgage revenue bonds or other obligations secured by real property may be affected by laws limiting creditors' rights and subject to the exercise of judicial discretion. Health care and hospital securities may be affected by changes in State regulations governing cost reimbursements to health care providers under AHCCCS (the State's indigent health care program).
In recent years many cities, towns and counties have experienced declines or slowing growth in the Secondary assessed valuation, causing a reduction or slower growth in property tax receipts and putting pressure on local budgets and capital improvement projects supported by such receipts. Municipalities are responding to these developments by a variety of methods including increasing the Secondary property tax rate, deferring property tax-supported bond projects, and using other revenue sources to fund projects.
Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures. It is not presently possible to predict the extent to which any such legislation will be enacted, or if enacted, how it would affect Arizona municipal obligations.
SPECIAL CONSIDERATIONS AFFECTING PUERTO RICO
   The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the Commonwealth or Puerto Rico) and is based on information drawn from official statements and
prospectuses relating to the securities offerings     of Puerto Rico, its
agencies and instrumentalities, available as of the date of this SAI. FMR has not independently verified any of the information contained in such official statements, prospectuses, and other publicly available documents, but it is not aware of any fact which would render such information materially inaccurate.
   The economy of Puerto Rico is closely integrated with that of the United States. In fiscal 1994, trade with the United States accounted for approximately 87% of Puerto Rico's exports and approximately 67% of its imports. In this regard, Puerto Rico experienced a $4.3 billion positive adjusted merchandise trade balance in fiscal 1994.
Since fiscal 1985, personal income, both aggregate and per capita, have increased consistently each fiscal year. In fiscal 1994, aggregate personal income was $25.7 billion and personal income per capita was $7,047. Gross domestic product in fiscal year 1991, 1992, 1993, 1994, and 1995 was $22.8 billion, $23.7 billion, $25.2 billion, $26.6 billion, and $28.3 billion, respectively. For fiscal 1996, an increase in gross product of 2.7% over fiscal 1995 is forecasted. However, actual growth in the Puerto Rico economy will depend on several factors, including the state of the U.S. economy, the exchange rate for the U.S. dollar, increases in exports and visitors to the Commonwealth, the price stability of oil imports, the level of federal transfers, and the cost of borrowing. Due to uncertainties with
respect to these factors, there is no assurance that the econom    y of
Puerto Rico will continue to grow.
   Puerto Rico's economy continued to expand throughout the five year period from fiscal 1990 through fiscal 1994. While trends in the Puerto Rico economy generally follow those of the United States, Puerto Rico did not experience a recession in 1991. This was primarily because of low oil prices, low interest rates, and Puerto Rico's strong manufacturing base, which has a large component of non-cyclical industries. Other factors in the continued expansion included Commonwealth-sponsored economic development programs, stable prices of oil imports, low exchange rates for the U.S. dollar, the level of federal transfers, and the relatively low cost of borrowing funds during that period.
Puerto Rico has made marked improvements in fighting unemployment. Nonetheless, although unemployment is at relatively low historical levels for the Commonwealth, it remains above the U.S. average. The unemployment rate declined from 16.0% to 13.8% from fiscal 1994 to fiscal 1995. As of October 1995, the unemployment rate stood at 15.0%. Despite this relative downturn, there is a possibility that the unemployment rate will increase if there are changes in factors that directly impact the economy of Puerto Rico.
The economy of Puerto Rico has undergone a transformation in the later half of this century from one centered around agriculture to one dominated by the manufacturing and service industries. Manufacturing is the cornerstone of Puerto Rico's economy and accounted for $16.3 billion or 41.5% of gross domestic product in fiscal 1994. However, manufacturing has experienced a basic change over the years as a result of the influx of higher wage, high technology industries such as pharmaceuticals, electronics, computers, microprocessors, scientific instruments, and high technology machinery. The service sector, which includes wholesale and retail trade, finance and real estate, ranks second in its contribution to gross domestic product and is the economic sector that employs the greatest number of people. In fiscal 1994, the service sector generated $15 billion in gross domestic product and employed over 478,000 people. The government sector of the Commonwealth also plays an important role in the economy of the island. In fiscal 1994, the government accounted for $4.1 billion of Puerto Rico's gross domestic product and provided 22.2% of total employment. Tourism also contributed significantly to the island economy and total visitor expenditures amounted to $1.8 billion in fiscal 1995.
Much of the development of the manufacturing sector of the economy of Puerto Rico is attributable to federal and Commonwealth tax incentives, most notably section 936 of the Internal Revenue Code of 1986, as amended (Section 936), and the Commonwealth's Industrial Incentives Program.
Section 936 currently grants U.S. corporations that meet certain criteria and elect its application a credit (the Section 936 credit) against their U.S. corporate income tax on the portion of the tax attributable to (i) income derived from the active conduct of a trade or business in Puerto Rico (active business income) or from the sale or exchange of substantially all of the assets used in the active conduct of such trade or business and
(ii) qualified possession source investment income. The Industrial Incentives Program, through the 1987 Industrial Incentives Act, grants corporations engaged in certain qualified activities a fixed 90% exemption from Commonwealth income and property taxes and a 60% exemption from municipal license taxes.
   Pursuant to amendments to the Internal Revenue Code (the Code) for taxable years commencing after 1993, two alternative limitations apply to the Section 936 credit against active business income and sale of assets income, as previously described. The first option limits the credit against such income to 40% of the credit allowable previous to the amendments of 1993, with a five-year phase-in period starting at 60% of the current allowable credit (the Percentage Limitation). The second option limits the allowable credit to the sum of (i) 60% of qualified compensation paid to employees (as defined in the Code), (ii) a specified percentage of depreciation deductions, and (iii) a portion of the Puerto Rico income taxes paid by the Section 936 corporation, up to a 9% effective tax rate (the Economic Activity Limitation).
On November 17, 1995, the U.S. Congress adopted, as part of its larger federal income tax legislative package, a ten-year phase-out of the current
Section 936 credit for companies that are existing credit claimants and the elimination of the credit for companies establishing new operations in Puerto Rico and for existing companies that add a substantial new line of business. The Section 936 credit based on the Economic Activity Limitation will continue as under current law without change until tax years beginning in 2002, during which years a corporation's possession business income will be subject to a cap based on its possession income for an average adjusted base period. The credit based on the Percentage Limitation will continue as under current law until tax years beginning in 1998. In that year and thereafter, the credit based on the Percentage Limitation will be 40%, but the possession business income will be subject to a cap based on a corporation's possession income for an average adjusted base period. The
Section 936 credit is eliminated entirely for taxable years beginning in 2006. However, the credit granted to qualified possession source investment
income is eliminated for taxable years beginning after Decembe    r 31,
1995.
   President Clinton vetoed the legislation submitted by the U.S. Congress on December 7, 1995. The Administration has proposed a modification to the
Section 936 credit that would phase out the credit based on the Percentage Limitation over a five year period beginning in 1997, retain the credit based upon the Economic Activity Limitation under current law, allow a five-year carryforward of excess Section 936 credit based upon the Economic Activity Limitation, and retain the Section 936 credit granted to qualified possession source investment income under current law.
The Governor of Puerto Rico has proposed to the U.S. Congress a modification of the total elimination of the Section 936 credit by offering qualifying companies the option of the existing Section 936 credit, as amended by the U.S. House of Representatives proposal, or a new incentive program, to be available throughout the United States, including Puerto Rico. The proposal would provide such companies a credit based on qualifying wages paid, other wage-related expenses such as fringe benefits, depreciation expenses for certain tangible assets, research and development expenses, and passive investment income from qualifying investments in the subject jurisdiction, so long as the company's employees are in an "economically developing" jurisdiction in which prevailing per capita income is substantially below the national average, among other things. The credit granted to qualifying companies would continue in effect until the jurisdiction shows, among other things, substantial economic improvement in terms of the specified economic parameters. The Governor's proposal is not currently included in either the legislation adopted by the U.S. Congress on November 17, 1995 or in the Administration's proposal. It is not possible at this time to determine the final legislative changes that may be made to Section 936 or the effect that this will have on the long-term outlook for the economy of Puerto Rico.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the funds' management contracts. In the case of the money market fund, FMR has granted investment management authority to the sub-adviser (see the section entitled "Management Contracts"), and the sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. Securities purchased and sold by the money market fund generally will be traded on a net basis (i.e., without commission). In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.
The funds may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). FMR maintains a listing of broker-dealers who provide such services on a regular basis. However, as many transactions on behalf of the money market fund are placed with broker-dealers (including broker-dealers on the list) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such broker-dealers solely because such services were provided. The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause each fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the funds and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds, or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI), a subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules. Each fund's Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended August 31, 1996 and 1995, the    portfolio
turnover rates were 32%     and    56    %, respectively, for Spartan
Arizona Municipal Income.
For    the     fiscal    years ended     1996 and 1995,    the funds
    paid    no     brokerage commissions   .
During    the fiscal year ended 1996, the funds paid no fees to brokerage firms that provided research services.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION OF PORTFOLIO SECURITIES
   BOND     FUND. Valuations of portfolio securities furnished by the
pricing service employed by the fund are based upon a computerized matrix system or appraisals by the pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. The methods used by the pricing service and the quality of valuations so established are reviewed by officers of the fund and FSC under the general supervision of the Board of Trustees. There are a number of pricing services available, and the Trustees, or officers acting on behalf of the Trustees, on the basis of on-going evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.
MONEY MARKET FUND. The money market fund values its investments on the basis of amortized cost. This technique involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its value based on current market quotations or appropriate substitutes which reflect current market conditions. The amortized cost value of an instrument may be higher or lower than the price the fund would receive if it sold the instrument.
Valuing the money market fund's instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7 under the 1940 Act. The fund must adhere to certain conditions under Rule 2a-7. The Board of Trustees of the fund oversees FMR's adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize the fund's NAV at $1.00. At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from the fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate. During periods of declining interest rates, the money market fund's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder in the fund would be able to obtain a somewhat higher yield than would result if the fund utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.
PERFORMANCE
The funds may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not
intended to indicate future returns   . The bond fund's share price, and
each fund's yield and total return fluctuate in response to market
conditions and other factors, and the value of the bond     fund's shares
when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. To compute the money market fund's yield for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. The money market fund also may calculate a compound effective yield by compounding the base period return over a one-year period. In addition to the current yield, the money market fund may quote yields in advertising based on any historical seven-day period. Yields for the money market fund are calculated on the same basis as other money market funds, as required by regulation.
For the bond fund, yields are computed by dividing the fund's interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive dividends during the period, dividing this figure by the fund's net asset value per share (NAV) at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Yields do not reflect the fund's .50% redemption fee, which applies to shares held less than 180 days. Income is calculated for purposes of the bond fund's yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.
Income calculated for the purposes of determining the bond fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the bond fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, each fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
A fund's tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment before taxes to equal the fund's tax-free yield. Tax-equivalent yields are calculated by dividing a fund's yield by the result of one minus a stated federal or combined federal and state tax rate. If only a portion of a fund's yield is tax-exempt, only that portion is adjusted in the calculation.
The following tables show the effect of a shareholder's tax status on
effective yield under federal and state income tax laws for    1996. The
second table shows the approximate yield a taxable security must provide at
various income brackets to produce after-tax yields equiv    alent to those
of hypothetical tax-exempt obligations yielding from 2% to 7%. Of course, no assurance can be given that a fund will achieve any specific tax-exempt yield. While the funds invest principally in obligations whose interest is exempt from federal and state income tax, other income received by the funds may be taxable. The tables do not take into account local taxes, if any, payable on fund distributions.
   Use the first table to find your     approximate effective tax bracket
taking into account federal and state taxes for 1996.
1996 TAX RATES

            Taxable Income*                 Federal                 Combined Arizona
                                            Income  State           and Federal Effective
                                            Tax
Single Return             Joint Return      Bracket Marginal Rate   Bracket**

 $0 - 10,000              $0 - 20,000       15.0%   3.   00    %    17.55%

 10,001 - 24,000          20,001 - 40,100   15.0    3.50            17.98

 24,001 - 25,000          40,101 - 50,000   28.0    3.50            30.52

 25,001 - 50,000          50,001 - 96,900   28.0    4.20            31.02

 50,001 - 58,150          --                28.0    5.20            31.74

  --                      96,901 - 100,000  31.0    4.20            33.90

 58,151 - 121,300         100,001 - 147,700 31.0    5.20            34.59

 121,30   1     - 150,000 147,701 - 263,750 36.0    5.20            39.33

 150,001 - 263,750        --                36.0    5.   6    0        39.58

  --                      263,751 - 300,000 39.6    5.20            42.74

 263,751 +                300,001 +         39.6       5.6    0     4   2.98


* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.
** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.
Having determined your effective tax bracket, use the following table to determine the tax-equivalent yield for a given tax-free yield.

          If your effective combined federal and state personal tax rate in    1996     is:

        30.52%    31.02%    31.74%    33.90%    34.59%    39.33%       39.58    %    42.74%    4   2.98    %

To match  Your taxable investment would have to earn the following yield:
these
tax-free
yields:

 2%     2.88%     2.90%     2.93%     3.03%     3.06%     3.30%     3.3   1    %     3.50%     3.5   1    %

 3%     4.32%     4.35%     4.39%     4.54%     4.59%     4.94%        4.97    %     5.24%     5.   26    %

 4%     5.76%     5.80%     5.86%     6.05%     6.12%     6.59%        6.62    %     6.99%     7.   02    %

 5%     7.20%     7.25%     7.32%     7.56%     7.64%     8.24%        8.28    %     8.73%     8.   77    %

 6%     8.64%     8.70%     8.79%     9.08%     9.17%     9.89%        9.93    %     10.48%    10.   52    %

 7%     10.07%    10.15%    10.25%    10.59%    10.70%    11.54%    11.   59    %    12.22%    12.   28    %


Each fund may invest a portion of its assets in obligations that are subject to state or federal income taxes. When a fund invests in these obligations, its tax-equivalent yield will be lower. In the table above, the tax-equivalent yields are calculated assuming investments are 100% federally and state tax-free.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return
that would equal 100% growth on a compound   ed basis in ten years. While
    average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, a fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may or may not include the effect of the bond fund's .50% redemption fee on shares held less than 180 days. Excluding a fund's redemption fee from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration, and may omit or include the effect of the $5.00 account closeout fee.
NET ASSET VALUE. Charts and graphs using a fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
HISTORICAL FUND RESULTS. The following tables show the money market fund's
   seven    -day yields, the bond fund's 30-day yields, each fund's
tax-equivalent yields, and total returns for periods ended August 31,
   1996.     Total return figures include the effect of the $5.00 account closeout fee based on an average size account, but not the bond fund's .50% redemption fee, applicable to shares held less than 180 days.
The tax-equivalent yield is based on a combined effective federal and state
income tax rate of    39.33    % and reflects that, as of August 31, 1996,
an estimated    0    % of each fund's income was subject to state taxes.
Note that each fund may invest in securities whose income is subject to the federal alternative minimum tax.

                  Average Annual Total Returns               Cumulative Total Returns



                                   Seven-          Tax-            One      Life of   One      Life of
                                   Day             Equivalent      Year     Fund*     Year     Fund*
                                   Yield           Yield



Spartan Arizona Municipal              3.26    %       5.37    %    3.52%    3.68%     3.52%    7.0   7    %
Money Market


* From October 11, 1994 (commencement of operations).
Note: If FMR had not reimbursed certain fund expenses during these periods,
the fund's    seven-day     yield would have been    3.11    % and total
returns would have been lower.
                        Average Annual Total Returns   Cumulative Total Returns


                                   Thirty-Day      Tax-            One      Life of   One      Life of
                                   Yield           Equivalent      Year     Fund*     Year     Fund*
                                                   Yield

Spartan Arizona Municipal              4.57    %       7.53    %    4.71%    8.65%     4.71%    17.01%
Income


* From October 11, 1994 (commencement of operations).
Note: If FMR had not reimbursed certain fund expenses during these periods, the fund's total returns would have been lower.
   The following table shows the income and capital elements of each fund's cumulative total return. The table compares each fund's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones
Industrial Average (DJIA), and the cost of living (m    easured by the
Consumer Price Index, or CPI) over the same period. The CPI information is as of the month end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's total return compared to the record of a broad average of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Of course, since each fund invests in short-term fixed-income securities, common stocks represent a different type of investment from the fund. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as the funds. Figures for the S&P 500 and DJIA are based on the prices of unmanaged groups of stocks and, unlike the funds' returns, do not include the effect of paying brokerage commissions or other costs of investing.
During the period from October 11, 1994 (commencement of operations) t   o
August 31, 1996, a     hypothetical $10,000 investment in Spartan Arizona
Municipal Money Market would have grown to    $10,708, a    ssuming all
distributions were reinvested. This was a period of fluctuating interest rates and bond prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.

SPARTAN ARIZONA MUNICIPAL MONEY MARKET                           INDICES



Period      Value of     Value of        Value of        Total      S&P 500           DJIA              Cost of
Ended       Initial      Reinvested      Reinvested      Value                                          Living**
August 31   $10,000      Dividend        Capital Gain
            Investment   Distributions   Distributions







1996        $ 10,000     $ 708           $ 0             $ 10,708   $    14,891       $    15,367       $    10,529

1995*       $ 10,000     $ 343           $ 0             $ 10,343   $    12,542       $    12,342       $    10,234


* From October 11, 1994 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on October 11, 1994, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered
(their cash value at the time they were reinve   sted), amo    unted to
$10,708. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and
cash payments for the period would have amounted    to $685 for dividends
and $0 for ca    pital gains distributions. Tax consequences of different
investments have not been factored into the above figures. The figures in the table do not reflect the effect of the fund's $5.00 account closeout fee.
During the period from October 11, 1994 (com   mencement of operations)
to August 31, 1996, a hypothetical $10,000 investment in Spartan Arizona
Municipal Income would have grown to    $11,701,     assuming all
distributions were reinvested. This was a period of fluctuating interest rates and bond prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.

SPARTAN ARIZONA MUNICIPAL INCOME                                                           INDICES

Period                             Value of     Value of        Value of        Total      S&P 500    DJIA       Cost of
Ended                              Initial      Reinvested      Reinvested      Value                            Living**
August 31                          $10,000      Dividend        Capital Gain
                                   Investment   Distributions   Distributions







1996                               $ 10,460     $ 1,075         $ 166           $ 11,701   $ 14,891   $ 15,367      $ 10,529

1995*                              $ 10,640     $ 534           $ 0             $ 11,174   $ 12,542   $ 12,342   $ 10,234


* From October 11, 1994 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on October 11, 1994, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered
(their cash value at the time they were reinvested), amoun   ted to
$11,244.     If distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller, and
cash payments for the period would have amounte   d to $1,018 for dividends
and $160 fo    r capital gains distributions. Tax consequences of different investments have not been factored into the above figures. The figures in the table do not reflect the effect of the fund's $5.00 account closeout fee or the .50% redemption fee applicable to shares held less than 180 days.
PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the
performance of mutual funds.    Generally, Lipper rankings are based on
total return, assume reinvestment of distributions, do not take sales
charges or redemption     fees into consideration, and are prepared without
regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
A fund may compare its performance or the performance of securities in
which it may invest to averages published by IBC    Financial Data, Inc. of
Ashland, Massachusetts. These averages assume reinvestment of distributions. The IBC Financial Data, Inc. Arizona tax-free money market funds average, which is reported in the MONEY FUND REPORT(registered trademark), covers over 412 tax-free money market funds. The Bond Fund Report AverageS(trademark)/Municipal, which is reported in the BOND FUND
REPORT(registered trademark), covers over 567 tax-free bon    d funds. When
evaluating comparisons to money market funds, investors should consider the relevant differences in investment objectives and policies. Specifically,
money market funds invest in short-term, high-quality instru   ments and
seek to maintain a stable $1.00 share price. Bond funds, however, invest in longer-term instruments and their share prices change daily in response to
a var    iety of factors.
A fund may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike tax-free mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The initial investment requirements and sales charges of many tax-free mutual funds are lower than the purchase cost of individual municipal bonds, which are generally issued in $5,000 denominations and are subject to direct brokerage costs.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; charitable giving; and the Fidelity credit card. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus, a quarterly magazine provided free of charge to Fidelity fund shareholders. A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.
VOLATILITY.    The bond fund ma    y quote various measures of volatility
and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate    the bond     fund's price movements over
specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
As of August 31, 1996   , FMR advised over $27 billion in tax-free fund
assets, $90 billion in money market fund assets, $271 billion in equity
fund assets, $55 billion in     international fund assets, and $   24
billion in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, each fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield. ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
Each fund is open for business and its net asset value per share (NAV) is
calculated each day the New York Stock Exchange    (NYSE) is open for
trading. The NYSE has designated the following holiday closings for 1996:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although FMR
expects     the same holiday schedule to be observed in the future, the
NYSE may modify its holiday schedule at any time. In addition, the funds will not process wire purchases and redemptions on days when the Federal Reserve Wire System is closed.
FSC normally determines each fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the Investment Company Act of 1940 (the 1940
Act), each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. To the extent that each fund's income is designated as federally tax-exempt interest, the daily dividends declared by the fund are also federally tax-exempt. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. These gains will be taxed as ordinary income. Each fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (if any) for the prior year.
Shareholders are required to report tax-exempt income on their federal tax returns. Shareholders who earn other income, such as Social Security benefits, may be subject to federal income tax on up to 85% of such benefits to the extent that their income, including tax-exempt income, exceeds certain base amounts.
Each    fund purchases municipal securities whose interest FMR believes is free from federal income tax. Generally, issuers or other parties have entered into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through
of tax-free income ma    y also be based on the federal and state tax
treatment of the structure.
As a result of the Tax Reform Act of 1986, interest on certain "private activity" securities is subject to the federal alternative minimum tax
(AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities will be considered tax-exempt for purposes of each fund's policies of investing so that at least 80% of its assets are in municipal securities whose interest is free from federal income tax. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any. Private activity securities issued after August 7, 1986 to benefit a private or industrial user or to finance a private facility are affected by this rule. A portion of the gain on bonds purchased with market discount after April 30, 1993 and short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains. The money market fund may distribute any net realized short-term capital gains and taxable market discount once a year or more often, as necessary, to maintain its net asset value at $1.00 per share.
Corporate investors should note that a tax preference item for purposes of the corporate AMT is 75% of the amount by which adjusted current earnings (which includes tax-exempt interest) exceeds the alternative minimum taxable income of the corporation. If a shareholder receives an exempt-interest dividend and sells shares at a loss after holding them for a period of six months or less, the loss will be disallowed to the extent of the amount of exempt-interest dividend.
ARIZONA TAX MATTERS. The Arizona Department of Revenue has ruled that dividends paid by a regulated investment company are exempt from Arizona state income tax to the extent such dividends are derived from interest on obligations the interest on which is exempt from Arizona state income tax. For purposes of Arizona income taxation, distributions derived from interest on other types of obligations (i.e., obligations the interest on which is not exempt from Arizona state income tax) will be taxable as ordinary income, whether paid in cash or reinvested in additional shares. Distributions of net capital gains (both short- and long-term net capital gains) are not exempt from Arizona income taxation and are taxed at ordinary income tax rates. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a fund will not be deductible for Arizona personal income tax purposes.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by each fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains.
The money market    fund does not anticipate distr    ibuting long-term
capital gains.
As of August 31, 1996, the    bond     fund hereby designates
approximate   ly $11,683 as     a capital gain dividend for the purpose of
the dividend-paid deduction.
As of August 31, 1996, the money market fund had a capital loss
carryforward aggregating approximately $   10,700    . This loss
carryforward   , which wi    ll expire on August 31, 200   4,     is
available to offset future capital gains.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis. Each fund intends to comply with other tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of the fund's gross income for each fiscal year. Gains from some futures contracts and options are included in this 30% calculation, which may limit a fund's investments in such instruments.
Each fund is treated as a separate entity from the other funds of Fidelity Union Street Trust (Spartan Arizona Municipal Income Fund) and Fidelity Union Street Trust II (Spartan Arizona Municipal Money Market Fund) for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation. FMR
All of the stock of FMR is owned by FMR Corp., its parent company organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions as follows: FSC, which is the transfer and shareholder servicing agent for certain of the funds advised by FMR; Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for institutional customers and funds sold through intermediaries; and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees   , Members of the Advisory Board,     and executive officers
of the trusts are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last
five years. All persons named as Trustees    and Members of the Advisory
Board     also serve in similar capacities for other funds advised by FMR.
The business address of each Trustee and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The
business address of all the other Trustees    and Members of the Advisory
Board     is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts
02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
   *EDWARD C. JOHN    SON 3d (66), Trustee and President, is Chairman,
Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
   *J. GARY BURKHEAD (55),     Trustee and Senior Vice President, is
President of FMR; and President and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far
East) Inc.
   RALPH F. COX (64), Trustee (1991), is a management consultant (1994).
Prior to February 1994, he was President of Greenhill     Petroleum
Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Sanifill
Corporation (non-h   azardous waste, 1993), CH2M Hill Companies
(engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacture). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLI   S BURKE DAVIS (64), Trustee (1    992). Prior to her retirement in
September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
   RICHARD J. FLYNN (72), Trustee     and Chairman of the non-interested
Trustees, is a financial consultant. Prior to September 1986, Mr. Flynn was Vice Chairman and a Director of the Norton Company (manufacturer of industrial devices). He is currently a Trustee of College of the Holy Cross and Old Sturbridge Village, Inc., and he previously served as a Director of Mechanics Bank (1971-1995).
E. BRAD   LEY JONES (68),     Trustee. Prior to his retirement in 1984, Mr.
Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products),
Cleveland-Cliffs Inc (mining), Co   nsolidated Rail Corporation,
Birming    ham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and marketing, 1985-1995) and Hyster-Yale Materials Handling, Inc. (1985-1995). In addition, he serves as a Trustee of First Union Real Estate Investments, a Trustee and member of the Executive Committee of the Cleveland Clinic Foundation, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DON   ALD J. KIRK (63), Trustee,     is Executive-in-Residence (1995) at
Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In
addition, he serves a   s Chairman o    f the Board of Directors of the
National Arts Stabilization Fund, Vice Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board
of the American Institute of Certified    Public Accountants' SEC Practice
Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER    S. LYNCH (53), Trustee,     is Vice Chairman and Director of FMR
(1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). He is a Director of W.R. Grace & Co. (chemicals) and Morrison Knudsen Corporation (engineering and construction). In addition, he serves as a Trustee of Boston College,
Massachusetts Eye & Ear Infirmary, Historic Deer   field (1989) and
Soc    iety for the Preservation of New England Antiquities, and as an
Overseer of the Museum of Fine Arts of Boston.
GERALD    C. McDONOUGH (67), Trustee     and Vice-Chairman of the
non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Prior to his retirement in July 1988, he was Chairman and Chief Executive Officer of Leaseway Transportation Corp. (physical distribution services). Mr. McDonough is a Director of Brush-Wellman Inc. (metal refining), York International Corp. (air conditioning and
refrigeration), Commercial Intertech Corp. (   hydraulic systems, building
systems, and metal products    , 1992),    CUNO, Inc. (liquid and gas
filtration products, 1996),     and Associated Estates Realty Corporation
(a real estate investment trust, 1993).    Mr. McDonough served as a
Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996.
EDWARD    H. MALONE (71), Trustee. Prior     to his retirement in 1985, Mr.
Malone was Chairman, General Electric Investment Corporation and a Vice President of General Electric Company. He is a Director of Allegheny Power Systems, Inc. (electric utility), General Re Corporation (reinsurance) and Mattel Inc. (toy manufacturer). In addition, he serves as a Trustee of the Naples Philharmonic Center for the Arts and Rensselaer Polytechnic Institute, and he is a member of the Advisory Boards of Butler Capital Corporation Funds and Warburg, Pincus Partnership Funds.
MA   RVIN L. MANN (63), Tr    ustee (1993) is Chairman of the Board,
President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet.
TH   OMAS R. WILLIAMS (67), Trustee, is     President of The Wales Group,
Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of BellSouth Corporation (telecommunications), ConAgra, Inc. (agricultural products), Fisher Business Systems, Inc. (computer software), Georgia Power Company (electric utility), Gerber Alley & Associates, Inc. (computer software), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
   WILLIAM O. McCOY (62), Member of the Advisory Board (1996), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Weeks Corporation of Atlanta (real estate,
1994), and Carolina Power and Light Company (electric utility, 1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan Flager Business School (University of North Carolina at Chapel Hill).
FRED L. HE   NNING, JR. (57), Vice Presid    ent, is Vice President of
Fidelity's fixed-income    funds     (1995) and Senior Vice President of
FMR    (1995)    .
   SARAH H. ZENOBLE (47), Vice President, is Vice President of Fidelity's money market funds (1996) and Vice President of FMR Texas Inc.
DEBORAH WATSON (37), is manager and Vice President of Spartan Arizona Municipal Money Market, which she has managed since August, 1996. She also manages other Fidelity funds. Ms. Watson joined Fidelity in 1982; she has worked as a manager since 1988.
ARTHUR S. LORING (48), Secr    etary, is Senior Vice President (1993) and
General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
KENNETH A. RATHGEB   ER (49), Treasurer (19    95), is Treasurer of the
Fidelity funds and is an employee of FMR (1995). Before joining FMR, Mr. Rathgeber was a Vice President of Goldman Sachs & Co. (1978-1995), where he served in various positions, including Vice President of Proprietary Accounting (1988-1992), Global Co-Controller (1992-1994), and Chief Operations Officer of Goldman Sachs (Asia) LLC (1994-1995).
THOMAS D. MAH   ER (51), Assistant Vi    ce President, is Assistant Vice
President of Fidelity's money market funds and Vice President and Associate General Counsel of FMR Texas Inc.
JOHN H. COSTEL   LO (50), Assistant     Treasurer, is an employee of FMR.
LEONARD M. RU   SH (50), Assista    nt Treasurer (1994), is an employee of
FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
   THOMAS J. SIMPSON (38), Assistant Treasurer (1996), is Assistant Treasurer of Fidelity's money market funds and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).
The following table sets forth information describing the compensation of each current trustee of each fund for his or her services as trustee for
the fiscal year ended Augus   t 31, 1996.
COMPENSATION TABLE
      Aggregate Compensation




         J. Gary    Ralph F. Phyllis Richard  Edward C.    E.      Donald  Peter S. Gerald C. Edward Marvin    Thomas    William
         Burkhead** Cox      Burke   J. Flynn Johnson 3d** Bradley J. Kirk Lynch**  McDonough H.     L.        R.        O.
                             Davis                         Jones                              Malone    Mann   Williams McCoy

Spartan  $    0     $    22  $ 21    $ 27     $    0       $    21 $ 21    $ 0      $    21   $ 22   $ 22      $    21  $ 8
Arizona
Municipal
Money
Market

Spartan $    0      $    6    6      $    8   $ 0          $    6  $ 6     $    0   $ 6       $    6 $ 6       $    6   $ 2
Arizona
Municipal
Income



Trustees                 Pension or           Estimated Annual      Total
                         Retirement           Benefits Upon         Compensation
                         Benefits Accrued     Retirement from       from the Fund
                         as Part of Fund      the Fund              Complex*
                         Expenses from the    Complex*
                         Fund Complex*

J. Gary Burkhead**       $ 0                  $ 0                   $ 0

Ralph F. Cox              5,200                52,000                128,000

Phyllis Burke Davis       5,200                52,000                125,000

Richard J. Flynn          0                    52,000                160,500

Edward C. Johnson 3d**    0                    0                     0

E. Bradley Jones          5,200                49,400                128,000

Donald J. Kirk            5,200                52,000                129,500

Peter S. Lynch**          0                    0                     0

Gerald C. McDonough       5,200                52,000                128,000

Edward H. Malone          5,200                44,200                128,000

Marvin L. Mann            5,200                52,000                128,000

Thomas R. Williams        5,200                52,000                125,000

William O. McCoy                    N/A                   N/A        0


   * Information is as of December 31, 1995 for 219 funds in the complex. ** Interested trustees of the fund are compensated by FMR.
The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee.
Each fund may invest in such designated se    curities under the Plan
without shareholder approval.
Under a retirement program adopted in July 1988 and modified in November 1995, each non-interested Trustee may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee becomes eligible to participate in the program at the end of the calendar year in which he or she reaches age 72, provided that, at the time of retirement, he or she has served as a Fidelity fund Trustee for at least five years. Currently, Messrs. Ralph S. Saul, William R. Spaulding, Bertram H. Witham, and David L. Yunich, all former non-interested Trustees, receive retirement benefits under the program.
   As of     August 31, 1996   , the Trustees and officers of each fund
owned, in the aggregate, less than 1%     of each fund's total outstanding
shares.
MANAGEMENT CONTRACTS
Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
   FMR is responsible for the payment of all     expenses of each fund with
certain exceptions. Specific expenses payable by FMR include, without limitation, expenses for typesetting, printing, and mailing proxy materials to shareholders; legal expenses, and the fees of the custodian, auditor and
   interest    ed Trustees; costs of typesetting, printing, and mailing
prospectuses and statements of additional information, notices and reports to shareholders; each fund's proportionate share of insurance premiums and Investment Company Institute dues. FMR also provides for transfer agent and dividend disbursing services and portfolio and general accounting record maintenance through FSC.
FMR pays all other expenses of each fund with the following exceptions: fees and expenses of all Trustees of the trusts who are not "interested persons" of the trusts or FMR (the non-interested Trustees); interest on borrowings; taxes; brokerage commissions (if any); and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify the officers and Trustees with respect to litigation.
FMR is each fund's manager pursuant to management contracts dated September 16, 1994, which were approved by FMR, then sole shareholder of each fund, on October 3, 1994. The management fee paid to FMR is reduced by an amount
equal to the fees and expenses    paid by each fund to the
non-interested Trustees.
   For the services of FMR under each contract, the money market fund and the bond fund each pays FMR a monthly management fee at the annual rate of
 .50% and .55%, respectively, of average net assets throughout the month. Fees received by FMR, after reduction of fees and expenses paid by the fund to the non-interested Trustees, for the last two fiscal periods are shown in the table below.

                                         Fiscal Period Ended August 31   Management Fees Paid to FMR

Spartan Arizona Municipal Money Market   1996                            $    334,209

                                         1995                            $    125,670

Spartan Arizona Municipal Income         1996                            $    100,646

                                         1995                            $    37,388


FMR may, from time to time, voluntarily reimburse all or a portion of each fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase each fund's total returns and yield and repayment of the reimbursement by each fund will lower its total returns and yield.
Du   ring the fiscal periods reported,     FMR voluntarily agreed to
reimburse certain funds to the extent that the fund's aggregate operating expenses were in excess of an annual rate of its average net assets. The table below identifies the funds in reimbursement; the levels of and periods for such reimbursement; the amount of management fees incurred under each contract before reimbursement; and the dollar amount reimbursed by FMR, if any, for each period.
Spartan Arizona Municipal Money Market
FROM          TO                     EXPENSE LIMITATION

9/1/94        4/30/95                0%

5/1/95        3/31/96                 .10%

4/1/96        5/31/96                 .20%

6/1/96        8/31/96                 .35%



              MANAGEMENT FEE
FISCAL YEAR   BEFORE REIMBURSEMENT   AMOUNT OF REIMBURSEMENT

1995          $    125,670           $    110,107

1996          $    334,209           $    186,158

Spartan Arizona Municipal Income
FROM          TO                     EXPENSE LIMITATION

9/1/94        4/30/95                0%

5/1/95        3/31/96                 .10%

4/1/96        5/31/96                 .40%



              MANAGEMENT FEE
FISCAL YEAR   BEFORE REIMBURSEMENT   AMOUNT OF REIMBURSEMENT

1995             $ 37,388            $    33,511

1996          $    100,646           $    45,460

To defray shareholder service costs, FMR or its affiliates also collect each fund's $5.00 exchange fee, $5.00 account closeout fee, $5.00 fee for wire purchases and redemptions, and $2.00 checkwriting charge. Shareholder transaction fees and charges collected by FMR are indicated in the table below.

                                         Period Ended   Exchange       Account                       Checkwriting
                                         August 31      Fees           Closeout Fees   Wire Fees     Fees

                                         1996              $ 195          $ 51            $ 45          $ 470

Spartan Arizona Municipal Money Market   1995               75             25              35            146

                                         1996               190            80              15            0

Spartan Arizona Municipal Income         1995               65             10              15            0


SUB-ADVISER. On behalf of the money market fund, FMR has entered into a sub-advisory agreement with FTX pursuant to which FTX has primary
responsibility for p    roviding portfolio investment management services
to the money market fund.
Under the sub-advisory agreement, dated Septemb   er 16, 1994, which was
    approved by FMR, then the sole shareholder, on October 3, 1994, FMR pays FTX fees equal to 50% of the management fee payable to FMR under its
management contract with the money market fund.    The fees paid to FTX are
not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time. On behalf of the money market fund, for fiscal 1996 and 1995, FMR paid FTX fees of $167,105 and $62,835, respectively.
DISTRIBUTION AND SERVICE PLANS
The Trustees have approved Distribution and Service Plans on behalf of the funds (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of a fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.
Under each Plan, if the payment of management fees by the funds to FMR is deemed to be indirect financing by the funds of the distribution of their shares, such payment is authorized by the Plans. Each Plan also specifically recognizes that FMR, either directly or through FDC, may use its management fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of each fund. In addition, each Plan provides that FMR may use its resources, including its management fee revenues, to make payments to third parties that assist in selling shares of each fund, or to third parties, including banks, that render shareholder support services.
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and have determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plans do not authorize payments by a fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of each fund, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
The Plans were approved by FMR as the then sole shareholder of each fund on October 3, 1994.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
UMB Bank, n.a. (UMB) is each fund's custodian and transfer agent. UMB has entered into sub-contracts with FSC, an affiliate of FMR, under the terms of which FSC performs the processing activities associated with providing
transfer agent and shareholder serv   icing functions for each fund. Under
this arrangement, FSC receives an annual account fee and an asset-based fee each based on account size and fund type for each retail account and certain institutional accounts. With respect to certain institutional
retirement accounts, FSC     receives an annual account fee and an
asset-based fee based on account type or fund type. These annual account fees are subject to increase based on postal rate changes. FSC also collects small account fees from certain accounts with balances of less than $2,500. UMB has additional sub-contracts with FSC, pursuant to which
FSC performs the calculations necessa   ry to determine each fund's NAV and
dividends and maintains each fund's accounting records. For pricing and bookkeeping services, FSC receives a fee based on each fund's average net assets. UMB is entitled to reimbursement from FMR for fees paid to FSC
because FMR     must bear these costs pursuant to its management contract
with each fund.
Each fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUSTS
TRUSTS' ORGANIZATION.    Spartan Arizona Municipal Mo    ney Market Fund is
a fund (series) of Fidelity Union Street Trust II (the Delaware trust), an open-end management investment company organized as a Delaware business
trust on June 20, 1991. Currently, there are    four     funds of the
Delaware trust: Fidelity Daily Income Trust, Spartan Municipal Money Fund,
   Spartan World Money Market Fund, and Spartan     Arizona Municipal Money
Market Fund. The Delaware trust's Trust Instrument permits the Trustees to create additional funds.
Spartan Arizona Municipal Inco   me Fund is a     fund (series) of Fidelity
Union Street Trust (the Massachusetts trust), an open-end management investment company organized as a Massachusetts business trust on March 1, 1974. Currently, there are eight funds of the Massachusetts trust: Fidelity Export Fund, Spartan Aggressive Municipal Fund, Spartan Ginnie Mae Fund, Spartan Intermediate Municipal Fund, Spartan Maryland Municipal Income Fund, Spartan Municipal Income Portfolio, Spartan Short-Intermediate
Municipal    Fund, and Spartan Arizon    a Municipal Income Fund. The
Massachusetts trust's Declaration of Trust permits the Trustees to create additional funds.
In the event that FMR ceases to be investment adviser to a trust or any of its funds, the right of the trust or the fund to use the identifying names "Fidelity" and "Spartan" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of their respective trusts. Expenses with respect to the trusts are to be allocated in proportion to the asset value of their respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trusts, subject to the general supervision of the Boards of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds of a certain trust. In the event of the dissolution or liquidation of a trust, shareholders of each fund of that trust are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY - MASSACHUSETTS TRUST. The Massachusetts trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Massachusetts trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Massachusetts trust or its Trustees shall include a provision limiting the obligations created thereby to the Massachusetts trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholders held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
SHAREHOLDER AND TRUSTEE LIABILITY - DELAWARE TRUST. The Delaware trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Delaware trust and requires that a disclaimer be given in each contract entered into or executed by the Delaware trust or its Trustees. The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.
The Trust Instrument further provides that the Trustees shall not be personally liable to any person other than the Delaware trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that Trustees are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS - BOTH TRUSTS. Each fund's capital consists of shares of beneficial interest. As a shareholder of the Massachusetts trust, you receive one vote for each dollar value of net asset value you own. As a shareholder of the Delaware trust, you receive one vote for each share you own. The shares have no preemptive or conversion rights; voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the respective "Shareholder and Trustee Liability" headings above. Shareholders representing 10% or more of a trust or one of its funds may, as set forth in the Declaration of Trust or Trust Instrument, call meetings of the trust or fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of an entire trust, the purpose on voting on removal of one or more Trustees.
A trust or any fund may be terminated upon the sale of its assets to (or, in the case of the Delaware trust and its funds, merger with) another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by vote of the holders of a majority of the outstanding shares of the trust or the fund (for the Delaware trust), or by a vote of the holders of a majority of the trust or fund, as determined by the
current value of each shareholder's inve   stment in the fund     or trust
(for the Massachusetts trust); however, the Trustees of the Delaware trust may, without prior shareholder approval, change the form of the organization of the Delaware trust by merger, consolidation, or incorporation. If not so terminated or reorganized, the trusts and their funds will continue indefinitely.
Under the Trust Instrument, the Trustees may, without shareholder vote, cause the Delaware trust to merge or consolidate into one or more trusts, partnerships, or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Delaware trust registration statement, or cause the Delaware trust to be
incorporated under Delaware la   w. Each fund     may also invest all of
its assets in another investment company.
CUSTODIAN. UMB Bank, n.a., 1010 Grand Avenue, Kansas City, Missouri, 64106,
is custodian of the assets of the funds. The    custodian is responsible
for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts (bond fund) and 1999 Bryan Street, Dallas, Texas (money market fund) serves as the trusts' independent accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
   Each fund'    s financial statements   ,     financial highlights for
the fiscal year ended August 31, 1996   , and the report of the auditors
thereon     are included in a fund's Annual Report, which is a separate report supplied with this Statement of Additional Information. Each fund's
financial statements   ,     financial highlights   , and the report of the
auditors theron     are incorporated herein by reference.
APPENDIX
The descriptions that follow are examples of eligible ratings for the funds. A fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment.
DESCRIPTION OF MOODY'S INVESTORS SERVICE'S RATINGS OF STATE AND MUNICIPAL
NOTES:
Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade (MIG, or VMIG for variable rate obligations). This distinction is in recognition of the difference between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important in the short run. Symbols used will be as follows:
MIG-1/VMIG-1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG-2/VMIG-2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
MIG-3/VMIG-3 - This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. MIG-4/VMIG-4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and, although not distinctly or predominantly speculative, there is specific risk.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF STATE AND MUNICIPAL NOTES:
SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 - Speculative capacity to pay principal and interest.
DESCRIPTION OF MOODY'S INVESTORS SERVICE'S MUNICIPAL BOND RATINGS:
AAA - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
There are nine basic rating categories for long-term obligations. They range from AAA (highest quality) to C (lowest quality). Those bonds within the AA, A, BAA, BA and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols AA1, A1, BAA1, BA1 and B1.
DESCRIPTION OF STANDARD & POOR'S MUNICIPAL BOND RATINGS:
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories. FIDELITY EXPORT FUND
CROSS REFERENCE SHEET
FORM N-1A
ITEM NUMBER PROSPECTUS SECTION

1...................................    Cover Page
 ...

2a..................................    Expenses
 ..

   b,                                   Contents; The Fund at a Glance; Who May Want to
c...............................        Invest

3a..................................    Financial Highlights
 ..

                                        *
b...................................

   c, d.............................    Performance

4a   i..............................    Charter

                                        The Fund at a Glance; Investment Principles and
ii...............................       Risks

                                        Investment  Principles and Risks
b...................................

                                        Who May Want to Invest; Investment Principles and
c...................................    Risks

5a..................................    Charter
 ..

   b                                    Cover Page; The Fund at a Glance; Charter; Doing
i..............................         Business with Fidelity

                                        Charter
ii..............................

                                        Expenses; Breakdown of Expenses
iii.............................

  c................................     Charter

                                        Charter; Breakdown of Expenses
d...................................
 .

                                        Cover Page; Charter
e....................................

                                        Expenses
f....................................

 g   i..............................    Charter

                                        *
ii...............................

5A.................................     Performance
 .

6a                                      Charter
i.................................

                                        How to Buy Shares; How to Sell Shares; Transaction
ii................................      Details; Exchange Restrictions

                                        Charter
iii................................

                                        *
b..................................

                                        Transaction Details; Exchange Restrictions
c..................................

                                        *
d..................................

                                        Doing Business with Fidelity; How to Buy Shares;
e..................................     How to Sell Shares; Investor Services

    f,                                  Dividends, Capital Gains, and Taxes
g..............................

7                                       Cover Page; Charter
a..................................

                                        Expenses; How to Buy Shares; Transaction Details
b.................................

                                        Sales Charge Reductions and Waivers
c..................................

                                        How to Buy Shares
d..................................

                                        *
e..................................

    f................................   *

8...................................    How to Sell Shares; Investor Services; Transaction
 ...                                     Details; Exchange Restrictions

9...................................    *
 ...


*  Not Applicable
FIDELITY EXPORT FUND
CROSS REFERENCE SHEET
(continued)
FORM N-1A
ITEM NUMBER  STATEMENT OF ADDITIONAL INFORMATION SECTION

10,                                    Cover Page
11.............................

12..................................   Description of the Trust
 ..

13a -                                  Investment Policies and Limitations
c............................

                                       Portfolio Transactions
d..................................

14a -                                  Trustees and Officers
c............................

15a,b..........................        *

     c..............................   Trustees and Officers

16a                                    FMR, Portfolio Transactions
i................................

                                       Trustees and Officers
ii..............................

                                       Management Contract
iii..............................

                                       Management Contract
b.................................

     c,                                Contracts with FMR Affiliates
d.............................

     e -                               *
g...........................

                                       Description of the Trust
h.................................

                                       Contracts with FMR Affiliates
i.................................

17a .-d...........................     Portfolio Transactions

     e..............................   *

18a................................    Description of the Trust
 ..

                                       *
b.................................

19a................................    Additional Purchase and Redemption Information
 ..

                                       Additional Purchase and Redemption Information;
b................................      Valuation of Portfolio Securities

                                       *
c.................................

20..................................   Distributions and Taxes
 ..

21a,                                   Contracts with FMR Affiliates
b............................

                                       *
c.................................

22A ...............................    *

22B...............................     Performance
 ..

23..................................   Financial Statements
 ..


* Not Applicable

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing, or a copy of
the Statement of Additional    Information     (SAI) dated October 18,
1996. The SAI has been filed with the Securities and Exchange Commission
(SEC) and    is available along with other related materials on the SEC's
Internet Web site (http://www.sec.gov). The SAI     is incorporated herein
by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

LIKE ALL MUTUAL
FUNDS, THESE
SECURITIES HAVE NOT
BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND
EXCHANGE
COMMISSION OR ANY
STATE SECURITIES
COMMISSION, NOR HAS
THE SECURITIES AND
EXCHANGE
COMMISSION OR ANY
STATE SECURITIES
COMMISSION PASSED
UPON THE ACCURACY
OR ADEQUACY OF THIS
PROSPECTUS. ANY
REPRESENTATION TO
THE CONTRARY IS A
CRIMINAL OFFENSE.
EXF-pro-1096
Export Fund is a growth fund. It seeks to increase the value of your investment over the long term by investing mainly in equity securities of North American companies that are expected to benefit from exporting goods or services.
FIDELITY
EXPORT
FUND
PROSPECTUS
OCTOBER 18, 1996(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109
CONTENTS


KEY FACTS                  THE FUND AT A GLANCE

                           WHO MAY WANT TO INVEST

                           EXPENSES The fund's sales
                           charge (load) and its yearly
                           operating expenses.

                           FINANCIAL HIGHLIGHTS A summary
                           of the fund's financial data.

                           PERFORMANCE How the fund has
                           done over time.

THE FUND IN DETAIL         CHARTER How the fund is
                           organized.

                           INVESTMENT PRINCIPLES AND RISKS
                           The fund's overall approach to
                           investing.

                           BREAKDOWN OF EXPENSES How
                           operating costs are calculated and
                           what they include.

YOUR ACCOUNT               DOING BUSINESS WITH FIDELITY

                           TYPES OF ACCOUNTS Different
                           ways to set up your account,
                           including tax-sheltered retirement
                           plans.

                           HOW TO BUY SHARES Opening an
                           account and making additional
                           investments.

                           HOW TO SELL SHARES Taking money
                           out and closing your account.

                           INVESTOR SERVICES Services to
                           help you manage your account.

SHAREHOLDER AND            DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES           AND TAXES

                           TRANSACTION DETAILS Share price
                           calculations and the timing of
                           purchases and redemptions.

                           EXCHANGE RESTRICTIONS

                           SALES CHARGE REDUCTIONS AND
                           WAIVERS

KEY FACTS


THE FUND AT A GLANCE
GOAL: Long-term growth of capital (increase in the value of the fund's shares). As with any mutual fund, there is no assurance that the fund will achieve its goal.
STRATEGY: Invests mainly in equity securities of North American companies that are expected to benefit from exporting goods or services.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager. Foreign affiliates of FMR may help choose investments for the fund.
SIZE:    As     of August 31, 1996, the fund had over $267 million in
   net     assets.
WHO MAY WANT TO INVEST
This non-diversified fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who believe that companies which are expected to benefit from exporting goods or services have greater growth potential than other companies. This strategy can lead to investments in smaller, less well-known companies and industry focused companies that may be sensitive to foreign economic and political conditions.
The value of the fund's investments will vary from day to day, and generally reflect market conditions, interest rates, and other company, political, or economic news both here and abroad. In the short-term, stock prices can fluctuate dramatically in response to these factors. The securities of small, less well-known companies may be more volatile than those of larger companies. Over time, however, stocks have shown greater growth potential than other types of securities. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations. When you sell your shares, they may be worth more or less than what you paid for them. By itself, the fund does not constitute a balanced investment plan.
THE SPECTRUM OF
FIDELITY FUNDS
Broad categories of Fidelity
funds are presented here in
order of ascending risk.
Generally, investors seeking
to maximize return must
assume greater risk. Export
Fund is in the GROWTH
category.
(solid bullet) MONEY MARKET Seeks
income and stability by
investing in high-quality,
short-term investments.
(solid bullet) INCOME Seeks income by
investing in bonds.
(solid bullet) GROWTH AND INCOME
Seeks long-term growth and
income by investing in stocks
and bonds.
(right arrow) GROWTH Seeks long-term
growth by investing mainly in
stocks.
(checkmark)
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy, sell, or
hold shares of a fund. See pages  and        - for an explanation of how
and when these charges apply. Lower sales charges may be available for accounts over $250,000.
Maximum sales charge on purchases                            3%
(as a % of offering price)

Maximum sales charge on reinvested distributions             None

Deferred sales charge on redemptions                         None

Exchange fee                                                 None

Annual account maintenance fee (for accounts under $2,500)   $12.0
                                                             0

ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see page ).
   The following figures are based on historical expenses, and are calculated as a percentage of average net assets. A portion of the brokerage commissions that the fund pays is used to reduce fund
    expenses.    In addition, the fund has entered into arrangements with
its custodian and transfer agent whereby interest earned on uninvested cash balances is used to reduce custodian and transfer agent expenses.
Including    these reductions, the total operating expenses presented in
the table would have been     1.00%.
Management fee                  .61%

12b-1 fee                       None

Other expenses                  .42%

Total fund operating expenses   1.03
                                %

EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
   After 1 year           $ 40

After 3 years             $ 62

After 5 years             $ 85

After 10 years            $ 15
                          2

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary. UNDERSTANDING
EXPENSES
Operating a mutual fund
involves a variety of
expenses for portfolio
management, shareholder
statements, tax reporting, and
other services. As an
investor, you pay some of
these costs directly (for
example, the fund's 3% sales
charge). Others are paid from
the fund's assets; the effect
of these other expenses is
already factored into any
quoted share price or return.
(checkmark)
FINANCIAL HIGHLIGHTS
The table that follows is included in the fund's Annual Report and has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the financial statements and financial highlights is included in the Annual Report. The financial statements and financial highlights are incorporated by reference into (are legally a part of) the fund's Statement of Additional Information.
   SELECTED PER-SHARE DATA

   1.Years ended August 31                                                  1996               1995G

   2.Net asset value, beginning of period                                   $ 14.22            $ 10.00

   3.Income from Investment Operations

   4. Net investment income (loss)                                           (.05)D             (.03)D

   5. Net realized and unrealized gain (loss)                                1.52H              4.26

   6. Total from investment operations                                       1.47               4.23

   7.Less Distributions

   8. From net realized gain                                                 (.84)              (.01)

   9.Net asset value, end of period                                         $ 14.85            $ 14.22

   10.Total returnB,C                                                        11.15%             42.34%

   11.RATIOS AND SUPPLEMENTAL DATA

   12.Net assets, end of period (000 omitted)                               $ 267,059          $ 503,427

   13.Ratio of expenses to average net assets                                1.03%              1.22%A

   14.Ratio of expenses to average net assets after expense                  1.00%E             1.22%A
   reductions

   15.Ratio of net investment income (loss) to average net assets            (.39)%             (.27)%
                                                                                               A

   16.Portfolio turnover rate                                                313%               245%A

   17.Average commission rateF                                           $ .03   26


   A     ANNUALIZED
   B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
G FROM OCTOBER 4, 1994 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1995.
H THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET GAIN ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
PERFORMANCE
Mutual fund performance is commonly measured as TOTAL RETURN. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
The fund's fiscal year runs from September 1 through August 31. The tables below show the fund's performance over past fiscal years compared to
different measures, including a com   para    tive index and a competitive
funds average. The chart on page     presents     calendar year
performance.
AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods ended         Past    Life
August 31, 1996              1       of
                             year    fund
                                     A

Export Fund           11.15           27.12
                         %               %

Export Fund            7.82           25.11
(load adj.B)              %              %

S&P 500           18.73           22.80
                     %           %

Lipper Growth Funds Average           12    .   70          n/a
                                         %

CUMULATIVE TOTAL RETURNS
Fiscal periods ended         Past    Life
August 31, 1996              1       of
                             year    fund
                                     A

Export Fund           11.15           58.22
                         %               %

Export Fund            7.82           53.47
(load adj.B)              %              %

S&P 500           18.73           48.09
                     %               %

Lipper Growth Funds Average           12    .   70          n/a
                                         %

A FROM OCTOBER 4, 1994
B LOAD-ADJUSTED RETURNS INCLUDE THE EFFECT OF PAYING    THE FUND    'S 3%
SALES CHARGE.
EXAMPLE: Let's say, hypothetically,    that you pu    t $10,000 in the fund
on    Octob    er 4, 1994. From that date through August 31, 1996,    the
f    und's total return, includi   ng th    e effect of paying the 3% sales
charge, was    53.47    %. Your $10,000 would have grown to $   15,347
(the initial investment plus    53.47    % of $10,000).
UNDERSTANDING
PERFORMANCE
Because this fund invests in
stocks, its performance is
related to that of the overall
stock market. Historically,
stock market performance
has been characterized by
volatility in the short run and
growth in the long run.
(checkmark)
$10,000 OVER LIFE OF FUND
 Fiscal years  1995 1996
Row: 1, Col: 1, Value: 9700.0
Row: 2, Col: 1, Value: 10252.9
Row: 3, Col: 1, Value: 9932.799999999999
Row: 4, Col: 1, Value: 9942.83
Row: 5, Col: 1, Value: 9729.220000000001
Row: 6, Col: 1, Value: 10185.58
Row: 7, Col: 1, Value: 10418.61
Row: 8, Col: 1, Value: 10942.94
Row: 9, Col: 1, Value: 11389.59
Row: 10, Col: 1, Value: 12583.9
Row: 11, Col: 1, Value: 13516.04
Row: 12, Col: 1, Value: 13807.33
Row: 13, Col: 1, Value: 14302.53
Row: 14, Col: 1, Value: 13083.96
Row: 15, Col: 1, Value: 13371.84
Row: 16, Col: 1, Value: 13146.1
Row: 17, Col: 1, Value: 12753.38
Row: 18, Col: 1, Value: 13104.76
Row: 19, Col: 1, Value: 12846.39
Row: 20, Col: 1, Value: 14717.02
Row: 21, Col: 1, Value: 15843.54
Row: 22, Col: 1, Value: 14799.7
Row: 23, Col: 1, Value: 13993.57
Row: 24, Col: 1, Value: 15347.46
$

$15,347
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
       THE STANDARD & POOR'S 500 INDEX    is a widely recognized, unmanaged
index of common stocks. The S&P 500 returns reflect reinvestment of all dividends paid and capital gains, if any, by stocks included in the Index, but do not reflect any brokerage commissions or other fees you might pay if you actually invested in those stocks.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. government.
THE COM   PETITIVE FU    NDS AVERAGE is the Lipper Growth Funds Average,
         which currentl   y reflec    ts the performance of over    600
mutual funds with similar objectives. This a   verage, w    hich assumes
reinvestment of distributions,    and capital gains, if any,     is
published by Lipper Analytic   al Ser    vices, Inc.
YEAR-BY-YEAR TOTAL RETURNS
Calendar years             1995
Export Fund             32.22
    %
S&P 500             37.58
    %
Lipper Growth Funds Average
   30.79    %
Consumer Price Index             2.54
    %
Other illustrations of fund performance may show moving averages over specified periods.
The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888.
TOTAL RETURNS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUND IN DETAIL


CHARTER
EXPORT FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a non-diversified fund of Fidelity Union Street Trust, an open-end management investment company organized as a Massachusetts business trust on March 1, 1974.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The fund is managed by FMR, which chooses the fund's investments and handles its business affairs. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, and Fidelity Management & Research (Far
East) Inc. (FMR Far East), in Tokyo, Japan, assist FMR with foreign investments.
Arieh Coll is manager of Export Fund, which he has managed since October
1994. Previously, he managed other Fidelity funds. Mr.    Coll     joined
Fidelity in 1989.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corp. (FDC) distributes and markets Fidelity's funds and services. Fidelity Service Co. (FSC) performs transfer agent servicing functions for the fund.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
   A broker-dealer may use a portion of the commissions paid by the fund to
reduce t    he fund's custodian or transfer agent fees. FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out the fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers. INVESTMENT PRINCIPLES AND RISKS
THE FUND'S INVESTMENT APPROACH
The fund seeks long-term growth of capital by investing mainly in equity securities of North American companies that are expected to benefit from exporting goods or services (export companies). FMR normally invests at least 65% of the fund's total assets in these securities.
FMR defines export companies to include companies that:
(small solid bullet) derive, or FMR anticipates will derive, 10% or more of their annual revenues from sales of exported goods or services; or
(small solid bullet) engage in export-related businesses, such as export trading or export management companies.
The fund may also invest in all types of securities, including foreign securities, in pursuit of its objective.
Companies in North America (the United States, Canada, and Mexico) that export goods or services may be well positioned for growth because they often offer products or services that are unique, of higher quality, or less expensive than comparable products or services. Export companies also tend to have smaller capitalizations than the average S&P 500 company. Although the stocks of these smaller capitalization companies may lead to greater growth opportunities, they involve greater risk and are generally more volatile than investments in large capitalization companies.
Also, the strength and stability of the export companies' foreign markets are a significant factor for the fund. Foreign political, economic, and currency changes may dramatically affect demand for products, and hence affect the fund's performance. In addition, because the fund's investments may be focused on a single sector, such as the technology industry, particular trends and competitive pressures may have a significant impact on the fund's performance.
The value of the fund's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies, and general market and economic conditions. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.
FMR may use various investment techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as FMR intends. Also, as a mutual fund, the fund seeks to spread investment risk by diversifying its holdings among many companies and industries. Of course, when you sell your shares of the fund, they may be worth more or less than what you paid for them.
FMR normally invests the fund's assets according to its investment strategy. The fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: W   ith respect to 75% of total assets, the fund may not
purchase more than 10% of the outstanding voting securities of a si    ngle
issuer.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities, loans, and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.
Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers. Lower-quality debt securities are sometimes called "junk bonds."
RESTRICTIONS: Purchase of a debt security is consistent with the fund's debt quality policy if it is rated at or above the stated level by Moody's or rated in the equivalent categories by S&P, or is unrated but judged to be of equivalent quality by FMR. The fund currently intends to limit its investments in lower than Baa-quality debt securities to 5% of its assets. EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens, and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally,
governmental issuers of foreign debt securities may be unwilling to    pay
interest and repay principal     when due and may require that the
conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of the fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTIONS: The fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities.
OTHER INSTRUMENTS may include securities of closed-end investment companies
and real estate-   relate    d instruments.
   CASH MANAGEMENT.     The fund may i   nvest in money market securities,
in a pooled account of repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to
change    .
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. A fund that is not diversified may be more sensitive to changes in the market value of a single issuer or industry.
RESTRICTIONS: The fund is considered non-diversified. Generally, to meet federal tax requirements at the close of each quarter, the fund does not invest more than 25% of its total assets in any issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in any issuer. These limitations do not apply to U.S. Government securities or investment company securities.
A fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities. BORROWING. The fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering the fund's securities. The fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
The fund seeks long-term growth of capital.
The fund may not invest more than 25% of its total assets in any one industry.
The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
Loans, in the aggregate, may not exceed 33% of the fund's total assets. BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. The fund also pays OTHER EXPENSES, which
are e   xplaine    d below.
FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by the fund's average net assets.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above .52%, and it drops as total assets under management increase.
For August 31,    199    6, the group fee rate was .3055%. The
i   ndividu    al fund fee rate is .30%. The total ma   nage    ment fee
rate for fi   scal 1996     was .61%.
FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.
The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its management fee rate with respect to the fund's investments that the sub-adviser manages on a discretionary basis.
OTHER EXPENSES
While the management fee is a significant component of the fund's annual operating costs, the fund has other expenses as well.
The fund contracts with FSC to perform many transaction and accounting functions. These services include processing shareholder transactions, valuing the fund's investments, and handling securities loans. In fiscal
199   6, t    he fund paid FSC fees equa   l to .    35% of its average net
assets.
The fund also pays other expenses, such as legal, audit, and custodian fees; proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by the fund to reduce the fund's custodian or transfer agent fees.
The fund's portfolio turnover rate for fiscal 199   6 was     313%. This
rate varies from year to year. High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a leader in providing tax-sheltered retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 80 walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in the fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in the fund through a brokerage account.
If you are investing through FBSI or another financial institution or investment professional, refer to its program materials for any special provisions regarding your investment in the fund.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
The account guidelines that follow may not apply to certain retirement accounts. If your employer offers the fund through a retirement program, contact your employer for more information. Otherwise, call Fidelity directly.
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds in
the world.
(solid bullet) Number of Fidelity mutual
funds: over    215
(solid bullet) Assets in Fidelity mutual
funds: over $   393     billion
(solid bullet) Number of shareholder
accounts: over    27     million
(solid bullet) Number of investment
analysts and portfolio
managers: over    240
(checkmark)
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
TO SHELTER YOUR RETIREMENT SAVINGS FROM TAXES
 Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age and under 70 with earned income to invest up to $2,000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.
(solid bullet) ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.
(solid bullet) KEOGH OR CORPORATE PROFIT SHARING AND MONEY PURCHASE PENSION PLANS allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $30,000 per year.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of most tax-exempt institutions, including schools, hospitals, and other charitable organizations.
(solid bullet) 401(K) PROGRAMS allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER
GROUPS
Requires a special application.
HOW TO BUY SHARES
ONCE EACH BUSINESS DAY, TWO SHARE PRICES ARE CALCULATED FOR THE FUND: the
offering price and the net asset value (NAV). I   f you qualify for a sales
charge waiver as described on page , your share price will be the NAV. If you pay a sales charge as described on page , your share price will be the
o    ffering price. When you buy shares at the offering price, Fidelity
deducts    the appropriate sales charg    e and invests the rest    in the
fu    nd.
Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-SHELTERED RETIREMENT PLAN, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-544-8888 for more information and a retirement application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $2,500
For Fidelity retirement accounts  $500
TO ADD TO AN ACCOUNT  $250
For Fidelity retirement accounts $250
Through regular investment plans* $100
MINIMUM BALANCE $1,000
For Fidelity retirement accounts $500
*    FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLE    ASE REFER
TO INVESTOR SERVICES, PAGE 24.
These minimums may vary for investments through Fidelity Portfolio Advisory
Services. Refer to the p   rogra    m materials for details.
UNDERSTANDING
SHARE PRICE
Let's say you invest $2,500 at
an offering price of $10. Of
the $10 offering price, 3%
($.30) is the sales charge,
and 97% ($9.70) represents
the NAV. The value of your
initial investment will be
$2,425 (250 shares worth
$9.70 each), and you will
have paid a sales charge of
$75.
(checkmark)
Row: 1, Col: 1, Value: 25.0
Row: 1, Col: 2, Value: 75.0
Row: 1, Col: 3, Value: 75.0
Row: 1, Col: 4, Value: 75.0
Row: 1, Col: 5, Value: 75.0
Row: 1, Col: 6, Value: 75.0
Row: 1, Col: 7, Value: 75.0
Row: 1, Col: 8, Value: 75.0
Row: 1, Col: 9, Value: 75.0
Row: 1, Col: 10, Value: 75.0
Row: 1, Col: 11, Value: 75.0
Row: 1, Col: 12, Value: 75.0
Row: 1, Col: 13, Value: 75.0
Row: 1, Col: 14, Value: 75.0
Row: 1, Col: 15, Value: 75.0
Row: 1, Col: 16, Value: 75.0
Row: 1, Col: 17, Value: 75.0
Row: 1, Col: 18, Value: 75.0
Row: 1, Col: 19, Value: 75.0
Row: 1, Col: 20, Value: 75.0
Row: 1, Col: 21, Value: 75.0
Row: 1, Col: 22, Value: 75.0
Row: 1, Col: 23, Value: 75.0
Row: 1, Col: 24, Value: 75.0
Row: 1, Col: 25, Value: 75.0
Row: 1, Col: 26, Value: 75.0
Row: 1, Col: 27, Value: 75.0
Row: 1, Col: 28, Value: 75.0
Row: 1, Col: 29, Value: 75.0
Row: 1, Col: 30, Value: 75.0
Row: 1, Col: 31, Value: 75.0
Row: 1, Col: 32, Value: 75.0
Row: 1, Col: 33, Value: 75.0
Row: 1, Col: 34, Value: 75.0
$2,500 Investment
3% sales charge = $75
Value of Investment = $2,425

                                      TO OPEN AN ACCOUNT                            TO ADD TO AN ACCOUNT

Phone 1-800-544-777 (phone_graphic)   (small solid bullet) Exchange from another    (small solid bullet) Exchange from another
                                      Fidelity fund account                         Fidelity fund account
                                      with the same                                 with the same
                                      registration, including                       registration, including
                                      name, address, and                            name, address, and
                                      taxpayer ID number.                           taxpayer ID number.
                                                                                    (small solid bullet) Use Fidelity Money
                                                                                    Line to transfer from
                                                                                    your bank account. Call
                                                                                    before your first use to
                                                                                    verify that this service
                                                                                    is in place on your
                                                                                    account. Maximum
                                                                                    Money Line: $50,000.



Mail (mail_graphic)   (small solid bullet) Complete and sign the    (small solid bullet) Make your check
                      application. Make your                        payable to "Fidelity
                      check payable to                              Export Fund." Indicate
                      "Fidelity Export Fund."                       your fund account
                      Mail to the address                           number on your check
                      indicated on the                              and mail to the address
                      application.                                  printed on your account
                                                                    statement.
                                                                    (small solid bullet) Exchange by mail: call
                                                                    1-800-544-6666 for
                                                                    instructions.



In Person (hand_graphic)   (small solid bullet) Bring your application    (small solid bullet) Bring your check to a
                           and check to a Fidelity                        Fidelity Investor Center.
                           Investor Center. Call                          Call 1-800-544-9797 for
                           1-800-544-9797 for the                         the center nearest you.
                           center nearest you.



Wire (wire_graphic)   (small solid bullet) Call 1-800-544-7777 to     (small solid bullet) Not available for
                      set up your account                             retirement accounts.
                      and to arrange a wire                           (small solid bullet) Wire to:
                      transaction. Not                                Bankers Trust
                      available for retirement                        Company,
                      accounts.                                       Bank Routing
                      (small solid bullet) Wire within 24 hours to:   #021001033,
                      Bankers Trust                                   Account #00163053.
                      Company,                                        Specify "Fidelity Export
                      Bank Routing                                    Fund" and include your
                      #021001033,                                     account number and
                      Account #00163053.                              your name.
                      Specify "Fidelity Export
                      Fund" and include your
                      new account number
                      and your name.



Automatically (automatic_graphic)   (small solid bullet) Not available.   (small solid bullet) Use Fidelity Automatic
                                                                          Account Builder. Sign
                                                                          up for this service
                                                                          when opening your
                                                                          account, or call
                                                                          1-800-544-6666 to add
                                                                          it.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone or in writing. Call 1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $1,000 worth of shares in the account to keep it open ($500 for retirement accounts).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares, (small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed,
and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
      ACCOUNT TYPE   SPECIAL REQUIREMENTS


Phone 1-800-544-777 (phone_graphic)              All account types     (small solid bullet) Maximum check request:
                                                 except retirement     $100,000.
                                                                       (small solid bullet) For Money Line transfers to
                                                 All account types     your bank account; minimum:
                                                                       $10; maximum: $100,000.
                                                                       (small solid bullet) You may exchange to other
                                                                       Fidelity funds if both
                                                                       accounts are registered with
                                                                       the same name(s), address,
                                                                       and taxpayer ID number.

Mail or in Person (mail_graphic)(hand_graphic)   Individual, Joint     (small solid bullet) The letter of instruction must
                                                 Tenant,               be signed by all persons
                                                 Sole Proprietorship   required to sign for
                                                 , UGMA, UTMA          transactions, exactly as their
                                                 Retirement account    names appear on the
                                                                       account.
                                                                       (small solid bullet) The account owner should
                                                 Trust                 complete a retirement
                                                                       distribution form. Call
                                                                       1-800-544-6666 to request
                                                                       one.
                                                 Business or           (small solid bullet) The trustee must sign the
                                                 Organization          letter indicating capacity as
                                                                       trustee. If the trustee's name
                                                                       is not in the account
                                                                       registration, provide a copy of
                                                                       the trust document certified
                                                 Executor,             within the last 60 days.
                                                 Administrator,        (small solid bullet) At least one person
                                                 Conservator,          authorized by corporate
                                                 Guardian              resolution to act on the
                                                                       account must sign the letter.
                                                                       (small solid bullet) Include a corporate
                                                                       resolution with corporate seal
                                                                       or a signature guarantee.
                                                                       (small solid bullet) Call 1-800-544-6666 for
                                                                       instructions.

Wire (wire_graphic)                              All account types     (small solid bullet) You must sign up for the wire
                                                 except retirement     feature before using it. To
                                                                       verify that it is in place, call
                                                                       1-800-544-6666. Minimum
                                                                       wire: $5,000.
                                                                       (small solid bullet) Your wire redemption request
                                                                       must be received by Fidelity
                                                                       before 4 p.m. Eastern time
                                                                       for money to be wired on the
                                                                       next business day.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account. INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT BALANCES
1-800-544-7544
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
QUOTES
1-800-544-8544
RETIREMENT ACCOUNT
ASSISTANCE
1-800-544-4774
 AUTOMATED SERVICE
(checkmark)
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)





To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information. TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing. The shares you exchange will carry credit for any sales charge you previously paid in connection with their purchase.
Note that exchanges out of the fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page . SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account. Because of the fund's sales charge, you may not want to set up a systematic withdrawal plan during a period when you are buying shares on a regular basis.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-544-6666 for more information.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM   FREQUENCY     SETTING UP OR CHANGING
$100      Monthly or    (small solid bullet) For a new account, complete the
          quarterly     appropriate section on the fund
                        application.
                        (small solid bullet) For existing accounts, call
                        1-800-544-6666 for an application.
                        (small solid bullet) To change the amount or frequency of
                        your investment, call 1-800-544-6666 at
                        least three business days prior to your
                        next scheduled investment date.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A FIDELITY
FUNDA

MINIMUM   FREQUENCY    SETTING UP OR CHANGING
$100      Every pay    (small solid bullet) Check the appropriate box on the fund
          period       application, or call 1-800-544-6666 for an
                       authorization form.
                       (small solid bullet) Changes require a new authorization
                       form.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY FUND

MINIMUM   FREQUENCY        SETTING UP OR CHANGING
$100      Monthly,         (small solid bullet) To establish, call 1-800-544-6666 after
          bimonthly,       both accounts are opened.
          quarterly, or    (small solid bullet) To change the amount or frequency of
          annually         your investment, call 1-800-544-6666.


A BECAUSE ITS SHARE PRICE FLUCTUATES, THE FUND MAY NOT BE AN APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net income and capital gains to shareholders each year. Normally, dividends and capital gains are distributed in October and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
FOR RETIREMENT ACCOUNTS, all distributions are automatically reinvested. When you are over 59 years old, you can receive distributions in cash. SHARES PURCHASED THROUGH REINVESTMENT of dividend and capital gain distributions are not subject to the fund's 3% sales charge.
Likewise    , if you direct distributions to a fund with a 3% sales charge,
you    will not pay     a sales charge on those purchases.
When the fund deducts a distribution from its NAV, the reinvestment price is the fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.
UNDERSTANDING
DISTRIBUTIONS
As a fund shareholder, you
are entitled to your share of
the fund's net income and
gains on its investments. The
fund passes its earnings
along to its investors as
DISTRIBUTIONS.
The fund earns dividends
from stocks and interest from
bond, money market, and
other investments. These are
passed along as DIVIDEND
DISTRIBUTIONS. The fund
realizes capital gains
whenever it sells securities
for a higher price than it paid
for them. These are passed
along as CAPITAL GAIN
DISTRIBUTIONS.
(checkmark)
TAXES
As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, the fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of the fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares    when the fund has realized but
not yet distributed income or capital gains,     you will pay the full
price for the shares and then receive a portion of the price back in the form of a taxable distribution.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the fund and its investments and these taxes generally will reduce the fund's distributions. However, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments. TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. Fidelity normally calculates the fund's NAV and offering price as of the close of business of the NYSE, normally 4 p.m. Eastern time.
THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The fund's assets are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.
THE OFFERING PRICE (price to buy one share) is the f   und's NAV
    divided by the result of o   ne minu    s the applicable sales charge
p   erce    ntage. The maximum sales charge is 3% of the of   fering
    price. The REDEMPTION PRICE (price to sell one share) is the fund's
NAV.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
THE FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. The fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees the fund or its transfer agent has incurred.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
YOU MAY BUY SHARES OF THE FUND (AT THE OFFERING PRICE) OR SELL THEM THROUGH
AN IN   VESTMENT     PROFESSIONAL, INCLUDING A BROKER, who may charge you a
t   ransacti    on fee for this service. If you invest through an
investment profe    ssional, read your invest   ment professional's
pr    ogram materials for any additional service features or fees that may
apply. Ce   rtain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your request is received and accepted. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500 (including any amount paid as a sales charge), subject to an annual maximum charge of $60.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. The fee will not be deducted from retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity funds exceed $50,000. Eligibility for the $50,000 waiver is determined by aggregating Fidelity mutual fund accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $1,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC collects the proceeds from the fund's 3% sales charge and may pay a portion of them to securities dealers who have sold the fund's shares, or to others, including banks and other financial institutions (qualified recipients), under special arrangements in connection with FDC's sales
activities. The sales charge paid to qualified recipients is    1.50    %
of the fund's offering price.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the fund without reimbursement from the fund. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be registered for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number. (small solid bullet) Before exchanging into a fund, read its prospectus. (small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund. Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to $7.50 and redemption fees of up to 1.50% on exchanges. Check each fund's prospectus for details.
SALES CHARGE REDUCTIONS AND WAIVERS
REDUCTIONS. The fund's sales charge may be reduced if you invest directly with Fidelity or through prototype or prototype-like retirement plans sponsored by FMR or FMR Corp. The amount you invest, plus the value of your account, must fall within the ranges shown below. However, purchases made with assistance or intervention from a financial intermediary are not eligible. Call Fidelity to see if your purchase qualifies.
                     Sales Charge

Ranges               As a % of Offering Price   As an approximate % of net
                                                amount invested

$0 - 249,999         3%                         3.09%

$250,000 - 499,999   2%                         2.04%

$500,000 - 999,999   1%                         1.01%

$1,000,000 or more   none                       none

The sales charge will also be reduced by the percentage of any sales charge you previously paid on investments in other Fidelity funds (not including Fidelity's Foreign Currency Funds). Similarly, your shares carry credit for any sales charge you would have paid if the reductions in the table above had not existed. These sales charge credits only apply to purchases made in one of the ways listed below, and only if you continuously owned Fidelity fund shares or a Fidelity brokerage core account, or participated in The CORPORATEplan for Retirement Program.
1. By exchange from another Fidelity fund.
2. With proceeds of a transaction within a Fidelity brokerage core account, including any free credit balance, core money market fund, or margin availability, to the extent such proceeds were derived from redemption proceeds from another Fidelity fund.
3. With redemption proceeds from one of Fidelity's Foreign Currency Funds, if the Foreign Currency Fund shares were originally purchased with redemption proceeds from a Fidelity fund.
4. Through the Directed Dividends Option (see page ).
5. By participants in The CORPORATEplan for Retirement Program when shares are purchased through plan-qualified loan repayments, and for exchanges into and out of the Managed Income Portfolio.
WAIVERS. The fund's sales charge will not apply:
1. If you buy shares as part of an employee benefit plan having more than 200 eligible employees or a minimum of $3 million in plan assets invested in Fidelity mutual funds.
2. To shares in a Fidelity    accou    nt purchased with the proceeds of a
distribution from an employee benefit plan, provided that at the time of the distribution, the employer or its affiliate maintained a plan that both qualified for waiver (1) above and had at least some of its assets invested
in Fidelity-managed products.    (Distributions transferred to an IRA
account must be transferred within 60 days from the date of the distribution. All other distributions must be transferred directly into a Fidelity account.)
3. If you are a charitable organization (as defined    for purpos    es of
Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more.
4. If you purchase shares for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined
   for purposes     of Section 501(c)(3) of the Internal Revenue Code).
5. If you are an investor participating in the Fidelity Trust Portfolios program.
6. To shares purchased    by a mutual fund for which FMR or an affiliate
serves as investment manager    .
7. To sh   ares purchased through Portfolio Advisory Services or Fidelity
Charitable Adviso    ry Services.
8. If you are a current or former trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or its direct or indirect subsidiaries (a Fidelity trustee or employee), the spouse of a Fidelity trustee or employee, a Fidelity trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity trustee or employee.
9. If you are a bank trust officer, registered representative, or other employee of a qualified recipient, as defined on page .
10. To contributions and exchanges to a prototype or prototype-like retirement plan sponsored by FMR Corp. or FMR and which is marketed and distributed directly to plan sponsors or participants without any assistance or intervention from any intermediary distribution channel.
11. If you invest through a non-prototype pension or profit-sharing plan that maintains all of its mutual fund assets in Fidelity mutual funds, provided the plan executes a Fidelity non-prototype sales charge waiver agreement confirming its qualification.
12. If you are a registered investment adviser (RIA) purchasing for your discretionary accounts, provided you execute a Fidelity RIA load waiver agreement which specifies certain aggregate minimum and operating provisions. Except for correspondents of National Financial Services Corporation, this waiver is available only for shares purchased directly from Fidelity, and is unavailable if the RIA is part of an organization principally engaged in the brokerage business.
13. If you are a trust institution or bank trust department purchasing for your non-discretionary, non-retirement fiduciary accounts, provided you execute a Fidelity Trust load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased either directly from Fidelity or through a bank-affiliated broker, and is unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.
These waivers must be qualified through FDC in advance. More detailed information about waivers (1), (2), (5), (9), and (11) is contained in the Statement of Additional Information. A representative of your plan or organization should call Fidelity for more information.



This prospectus is printed on recycled paper using soy-based inks. FIDELITY EXPORT FUND
A FUND OF FIDELITY UNION STREET TRUST
STATEMENT OF ADDITIONAL INFORMATION
OCTOBER 18, 1996
This Statement is not a prospectus but should be read in conjunction with
the fund's current Prospectus (d   at    ed October 18, 1996). Please
retain this document for future reference. The fund's financial statements
and financial highlights, included in the Annual Report for the    fiscal
    year ended August 31, 1996, are incorporated herein by reference. To obtain an additional copy of the Prospectus or the Annual Report, please call Fidelity Distributors Corporation at 1-800-544-8888.
TABLE OF CONTENTS                                PAGE



Investment Policies and Limitations

Portfolio Transactions

Valuation of Portfolio Securities

Performance

Additional Purchase and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contract

Contracts with FMR Affiliates

Description of the Trust

Financial Statements

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
Fidelity Management & Research (Far East) Inc. (FMR Far East)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Service Co. (FSC)
       EXF   -ptb-    1096
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval. THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);
(7) lend any security or make any other loan if, as a result, more than 33% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, not withstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In    order to qualify as a "regulated investment company," under
Subchapter M of the Internal Revenue Code of 1986, as amended, the fu    nd
currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, the fund would hold more than 10% of the outstanding voting securities of that issuer.
(iii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iv) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(v) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(vi) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vii) The fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under limitation
(vi) would exceed 10% of the fund's net assets.
(viii) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(ix) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply (i) to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or
merger,    or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an
exemptive o    rder granted by the SEC.
(x) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(xi) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the fund's net assets. Included in that amount, but not to exceed 2% of the fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(xii) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(xiii) The fund does not currently intend t   o purchase the securities of
any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(ix) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitat   ion (i), Subchapter M generally requires the fund
to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
For purposes of limitation (x), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page
 .
AFFILIATED BANK TRANSACTIONS. The fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
CLOSED-END INVESTMENT COMPANIES    The     fund may purchase the shares of
closed-end investment companies to facilitate investment in certain countries. Shares of closed-end investment companies may trade at a premium or a discount to their net asset value.
EXPORT COMPANIES. U.S. companies first became required to report their annual export sales figures to the SEC in 1987, and these figures must be disclosed publicly if they account for at least 10% of the companies total annual sales.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.
Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign
investing, including withholding taxes, brokerage commissions   ,     and
custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depository Receipts (ADR's) as well as other "hybrid" forms of ADRs including European Depository Receipts (EDRs) and Global Depository Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
FOREIGN CURRENCY TRANSACTIONS. The fund may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
The fund may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the fund. The fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
When the fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
The fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
The fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if the fund held investments denominated in Deutschemarks, the fund could enter into forward contracts to sell Deutschemarks and purchase Swiss Francs. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on FMR's skill in analyzing and predicting currency values. Currency management strategies may substantially change the fund's investment exposure to changes in currency exchange rates, and could result in losses to the fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged the fund by selling that currency in exchange for dollars, the fund would be unable to participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, the fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if FMR increases the fund's exposure to a foreign currency, and that currency's value declines, the fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to the fund or that it will hedge at an appropriate time. FUND'S RIGHTS AS A SHAREHOLDER. The fund does not intend to direct or administer the day-to-day operations of any company. The fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities that the fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that the fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the fund and the risk of actual liability if the fund is involved in litigation. No guarantee can be made, however, that litigation against the fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following sections pertain to futures and options:
Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options. ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS. The fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the fund's current or anticipated investments exactly. The fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. When the fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500(registered trademark)). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission
(CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition, the fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. The fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. When the fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the fund will be required to make margin payments to an FCM as described above for futures contracts. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates the fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of the fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of the fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by the fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options the fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.
INDEXED SECURITIES. The fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, the fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. The fund will lend through the program only when the returns are higher than those available from an investment in (repurchase agreements), and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. The fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
ISSUER LOCATION   .     FMR determines where an issuer or its principal
business activities are located by looking at such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings. The issuer of a security is considered to be located in a particular country if (1) the security is issued or guaranteed by the government of the country or any of its agencies, political subdivisions, or instrumentalities; (2) the security has its primary trading market in that country; or (3) the issuer is organized under the laws of that country, derives at least 50% of its revenues or profits from goods sold, investments made, or services performed in the country, or has at least 50% of its assets located in the country.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand.
LOWER-QUALITY DEBT SECURITIES. The fund may purchase lower-quality debt securities (those rated below Baa by Moody's Investors Service, Inc. or BBB by Standard and Poor's, and unrated securities judged by FMR to be of equivalent quality) that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the
high-yield bond market, especially during periods of econo   mic
rece    ssion.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and the fund's ability to sell these securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type held by the fund. In considering investments for the fund, FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
The fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect the fund from risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to the fund in connection with bankruptcy proceedings), it is the fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by FMR. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage.
SECURITIES LENDING. The fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows the fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.
FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
Cash received through loan transactions may be invested in any security in which the fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SHORT SALES "AGAINST THE BOX." If the fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The fund is not limited to any particular form of swap agreement if FMR determines it is consistent with the fund's investment objective and policies.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift the fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the fund's investments and its share price.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
The fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If the fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. If FMR grants investment management authority to the sub-advisers (see the section entitled "Management Contract"), the sub-advisers are authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and arrangements for payment of fund expenses. Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to FMR in rendering investment management services to the fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Services (FBS), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. From September 1992 through December 1994, FBS operated under the name Fidelity Brokerage Services Limited, Inc. (FBSL). As of January 1995, FBSL was converted to an unlimited liability company and assumed the name FBS. Prior to September 4, 1992, FBSL operated under the name Fidelity Portfolio Services, Ltd. (FPSL) as a wholly owned subsidiary of Fidelity International Limited (FIL). Edward C. Johnson 3d is Chairman of FIL. Mr. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL.
FMR may allocate brokerage transactions to broker-dealers who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by the fund toward payment of the fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules. The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended August 31, 1996 and 1995, the fund's portfolio
turnover rates were    313    % and 245% (annualized), respectively.
Because a high turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences.
For fiscal 1996 and 1995, the fund paid brokerage commissions of
$   1,670,389     and $914,116, respectively. The fund pays both
commissions and spreads in connection with the placement of portfolio transactions. FBSI is paid on a commission basis. During fiscal 1996 and
1995, the fund paid brokerage commissions of $   442,616     and $200,964,
respectively, to FBSI. During fiscal 1996, this amounted to approximately
   27    % of the aggregate brokerage commissions paid by the fund for
transactions involving approximately    37    % of the aggregate dollar
amount of transactions for which the fund paid brokerage commissions. The difference between the percentage of brokerage commissions paid to and the percentage of the dollar amount of transactions effected through FBSI is a result of the low commission rates charged by FBSI.
   During fiscal 1996 and 1995, the fund paid brokerage commissions of
$19,503 and $0 to FBS. During     fiscal 1996, this amounted to
approximately    1    % of the aggregate brokerage commissions paid by the
fund involving approximately    1    % of the aggregate dollar amount of
transactions for which the fund paid brokerage commissions.
During fiscal 1996, the fund paid $   1,588,451     in commissions to
brokerage firms that provided research services involving approximately
$   992,130,301     of transactions. The provision of research services was
not necessarily a factor in the placement of all this business with such firms.
From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR, investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION OF PORTFOLIO SECURITIES
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the U.S. are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the U.S. are valued using the official closing price or the last sale price in the principal market where they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price is normally used. Short-term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Convertible securities and fixed-income securities are valued primarily by a pricing service that uses a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. This two-fold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted, exchange, or over-the counter prices. Use of pricing services has been approved by the Board of Trustees. Securities and other assets for which there is no readily available market are valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.
Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the NYSE. The values of any such securities held by the fund are determined as of such time for the purpose of computing the fund's net asset value. Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith by a committee appointed by the Board of Trustees.
PERFORMANCE
The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost. TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's net asset value (NAV) over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking the fund's 3% maximum sales charge into account. Excluding the fund's sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using the fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, the fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. The fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average. On August 30, 1996, the 13-week and 39-week long-term
moving averages were $   14.36     and $   13.51    , respectively.
HISTORICAL FUND RESULTS. The following table shows the fund's total returns for periods ended August 31, 1996. Total return figures include the effect of the fund's 3% sales charge.

                  Average Annual Total Returns               Cumulative Total Returns



                          One                   Life of          One                   Life of
                          Year                  Fund*            Year                  Fund*



Export Fund                   7.82    %             25.11    %       7.82    %             53.47    %


* From October 4, 1994 (commencement of operations).
The following table shows the income and capital elements of the fund's cumulative total return. The table compares the fund's return to the record of the S&P 500, the Dow Jones Industrial Average (DJIA), and the cost of living (measured by the Consumer Price Index, or CPI) over the same period. The CPI information is as of the month end closest to the initial
investment date for    the     fund. The S&P 500 and the DJIA comparisons
are provided to show how the fund's total return compared to the record of a broad average of common stock prices and a narrower set of stocks of major industrial companies, respectively, over the same period. The fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indices. Figures for the S&P 500 and DJIA are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of paying brokerage commissions and other costs of investing. During the period from October 4, 1994 (commencement of operations) to August 31, 1996, a hypothetical $10,000 investment in Export Fund would
have grown to $   15,347    , after deducting the fund's 3% sales charge
and assuming all distributions were reinvested. This was a period of fluctuating stock prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.
FIDELITY EXPORT FUND                           INDICES


Period   Value of          Value of        Value of        Total             S&P 500           DJIA              Cost of
Ended    Initial           Reinvested      Reinvested      Value                                                 Living**
         $10,000           Dividend        Capital Gain
         Investment        Distributions   Distributions







1996     $    14,405       $    15         $    927        $    15,347       $    14,809       $    15,273       $    10,529

1995*        13,793            14              0               13,807            12,473            12,266            10,234


* From October 4, 1994 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on October 4, 1994, assuming the 3% load had been in effect the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they
were reinvested), amounted to $   10,837    . If distributions had not been
reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have
amounted to $   10     for dividends and $   815     for capital gains
distributions. Tax consequences of different investments have not been factored into the above figures.
PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or redemption fees into consideration, and are prepared without regard to tax consequences. In addition to the mutual fund rankings, the fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. The fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; charitable giving; and the Fidelity credit card. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.
VOLATILITY. The fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.
MOMENTUM INDICATORS indicate the fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. The fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of August 31, 1996, FMR advised over $   27     billion in tax-free fund
assets, $   90     billion in money market fund assets, $   271     billion
in equity fund assets, $   55     billion in international fund assets, and
$   24     billion in Spartan fund assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
Pursuant to Rule 22d-1 under the Investment Company Act of 1940 (the 1940
Act), FDC exercises its right to waive the fund's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with the fund's merger with or acquisition of any investment company or trust. In addition, FDC has chosen to waive the fund's sales charge in certain instances because of efficiencies involved in those sales of shares. The sales charge will not apply:
1. to shares purchased in connection with an employee benefit plan (including the Fidelity-sponsored 403(b) and corporate IRA programs but otherwise as defined in the Employee Retirement Income Security Act) maintained by a U.S. employer and having more than 200 eligible employees, or a minimum of $3,000,000 in plan assets invested in Fidelity mutual funds, or as part of an employee benefit plan maintained by a U.S. employer that is a member of a parent-subsidiary group of corporations (within the meaning of Section 1563(a)(1) of the Internal Revenue Code, with "50%" substituted for "80%") any member of which maintains an employee benefit plan having more than 200 eligible employees, or a minimum of $3,000,000 in plan assets invested in Fidelity mutual funds, or as part of an employee benefit plan maintained by a non-U.S. employer having 200 or more eligible employees, or a minimum of $3,000,000 in assets invested in Fidelity mutual funds, the assets of which are held in a bona fide trust for the exclusive benefit of employees participating therein;
2. to shares purchased by an insurance company separate account used to fund annuity contracts purchased by employee benefit plans (including 403(b) programs, but otherwise as defined in the Employee Retirement Income Security Act), which, in the aggregate, have either more than 200 eligible employees or a minimum of $3,000,000 in assets invested in Fidelity funds;
3. to shares in a Fidelity IRA account purchased (including purchases by exchange) with the proceeds of a distribution from an employee benefit plan provided that: (i) at the time of the distribution, the employer, or an affiliate (as described in exemption (1) above) of such employer, maintained at least one employee benefit plan that qualified for exemption
(1) and that had at least some portion of its assets invested in one or more mutual funds advised by FMR, or in one or more accounts or pools advised by Fidelity Management Trust Company; and (ii) the distribution is transferred from the plan to a Fidelity Rollover IRA account within 60 days from the date of the distribution;
4. to shares purchased by a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;
5. to shares purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined by
Section 501(c)(3) of the Internal Revenue Code);
6. to shares purchased by an investor participating in the Fidelity Trust Portfolios program (these investors must make initial investments of $100,000 or more in the Trust Portfolios funds and must, during the initial six-month period, reach and maintain an aggregate balance of at least $500,000 in all accounts and subaccounts purchased through the Trust Portfolios program);
7. to    shares p    urchased by a mutual fund for which FMR or an
affiliate serves as investment manager;
8. to shares pur   cha    sed through Portfolio Advisory Services or
Fidelity Charitable Advisory Services;
9. to shares purchased by a    curr    ent or former Trustee or officer of
a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or its direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;
10. to shar   es p    urchased by a bank trust officer, registered
representative, or other employee of a qualified recipient. Qualified recipients are securities dealers or other entities, including banks and other financial institutions, who have sold the fund's shares under special arrangements in connection with FDC's sales activities;
11. to shares purchased    by     contributions and exchanges to the
following prototype or prototype-like retirement plans sponsored by FMR Corp. or FMR and that are marketed and distributed directly to plan sponsors or participants without any intervention or assistance from any intermediary distribution channel: The Fidelity IRA, the Fidelity Rollover IRA, The Fidelity SEP-IRA and SARSEP, The Fidelity Retirement Plan, Fidelity Defined Benefit Plan, The Fidelity Group IRA, The Fidelity 403(b) Program, The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers, and The CORPORATEplan for Retirement (Profit Sharing and Money Purchase Plan);
12. to shares purchased as    part     of a pension or profit-sharing plan
as defined in Section 401(a) of the Internal Revenue Code that maintains all of its mutual fund assets in Fidelity mutual funds, provided the plan executes a Fidelity non-prototype sales charge waiver request form confirming its qualification;
13. to shares purchased by a registere   d in    vestment adviser (RIA) for
his or her discretionary accounts, provided he or she executes a Fidelity RIA load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased directly from Fidelity, without a broker, unless purchased through a brokerage firm which is a correspondent of National Financial Services Corporation (NFSC). The waiver is unavailable, however, if the RIA is part of an organization principally engaged in the brokerage business, unless the brokerage firm in the organization is an NFSC correspondent; or
14. to shares purchased by a trust in   stituti    on or bank trust
department for its non-discretionary, non-retirement fiduciary accounts, provided it executes a Fidelity Trust load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased either directly from Fidelity or through a bank-affiliated broker, and is unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.
The fund's sales charge may be reduced to reflect sales charges previously paid, or that would have been paid absent a reduction for some purchases made directly with Fidelity as noted in the prospectus, in connection with investments in other Fidelity funds. This includes reductions for investments in prototype-like retirement plans sponsored by FMR or FMR Corp., which are listed above.
The fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading.
The NYSE has designated the following holiday closings for 199   6    : New
Year's Day, President's Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, the fund will not process wire purchases and redemptions on days when the Federal Reserve Wire System is closed.
FSC normally determines the fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of the fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. Pursuant to Rule 11a-3 under the 1940 Act, the fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, the fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. A portion of the fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the fund's income is derived from qualifying dividends. Because the fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the fund that qualifies for the deduction generally will be less than 100%. The fund will notify corporate shareholders annually of the percentage of fund dividends that qualifies for the dividends-received deduction. A portion of the fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase (decrease) dividend distributions. Short-term capital gains are distributed as dividend income. The fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains.
As of August 31, 1996, the fund hereby designates approximately
$   8,731,000     as a capital gain dividend for the purpose of the
dividend-paid deduction.
FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of the fund's total assets are invested in securities of foreign issuers, the fund
may elect to pass through foreign taxes    paid an    d thereby allow
shareholders to take a credit or deduction on their individual tax returns. TAX STATUS OF THE FUND. The fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis. The fund intends to comply with other tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of the fund's gross income for each fiscal year. Gains from some forward currency contracts, futures contracts, and options are included in this 30% calculation, which may limit the fund's investments in such instruments.
If the fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on the fund with respect to deferred taxes arising from such distributions or gains. Generally, the fund will elect to mark-to-market any PFIC shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
The fund is treated as a separate entity from the other funds of Fidelity Union Street Trust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions as follows: FSC, which is the transfer and shareholder servicing agent for certain of the funds advised by FMR; Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for institutional customers and funds sold through intermediaries; and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees and Members of the Advisory Board is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHN   SO    N 3d (66), Trustee and President, is Chairman,
Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
*J. GARY BURKH   EAD     (55), Trustee and Senior Vice President, is
President of FMR; and President and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far
East) Inc.
RALPH F. COX (64), Tru   ste    e (1991), is a management consultant
(1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Sanifill Corporation (non-hazardous waste, 1993) and CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURK   E D    AVIS (64), Trustee (1992). Prior to her retirement in
September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
RICHARD    J. FLY    NN (72), Trustee and Chairman of the non-interested
Trustees, is a financial consultant. Prior to September 1986, Mr. Flynn was Vice Chairman and a Director of the Norton Company (manufacturer of industrial devices). He is currently a Trustee of College of the Holy Cross and Old Sturbridge Village, Inc., and he previously served as a Director of Mechanics Bank (1971-1995).
E. BRADLEY JONE   S (6    8), Trustee. Prior to his retirement in 1984, Mr.
Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Cleveland-Cliffs Inc (mining), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and marketing, 1985-1995) and Hyster-Yale Materials Handling, Inc. (1985-1995). In addition, he serves as a Trustee of First Union Real Estate Investments, a Trustee and member of the Executive Committee of the Cleveland Clinic Foundation, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KI   R    K (63), Trustee, is Executive-in-Residence (1995) at
Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Vice Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYN   CH     (53), Trustee, is Vice Chairman and Director of FMR
(1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). He is a Director of W.R. Grace & Co. (chemicals) and Morrison Knudsen Corporation (engineering and construction). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
GERALD C. M   cDON    OUGH (67), Trustee and Vice-Chairman of the
non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Prior to his retirement in July 1988, he was Chairman and Chief Executive Officer of Leaseway Transportation Corp. (physical distribution services). Mr. McDonough is a Director of Brush-Wellman Inc. (metal refining), York International Corp. (air conditioning and
refrigeration), Commercial Intertech Corp. (   hydraulic systems, building
systems, and metal products    , 1992),    CUNO, Inc. (liquid and gas
filtration products, 1996),     and Associated Estates Realty Corporation
(a real estate investment trust, 1993).    Mr. McDonough served as a
Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996.
EDWARD H. MALONE    (71),     Trustee. Prior to his retirement in 1985, Mr.
Malone was Chairman, General Electric Investment Corporation and a Vice President of General Electric Company. He is a Director of Allegheny Power Systems, Inc. (electric utility), General Re Corporation (reinsurance) and Mattel Inc. (toy manufacturer). In addition, he serves as a Trustee of the Naples Philharmonic Center for the Arts and Rensselaer Polytechnic Institute, and he is a member of the Advisory Boards of Butler Capital Corporation Funds and Warburg, Pincus Partnership Funds.
MAR   VIN     L. MANN (63), Trustee (1993) is Chairman of the Board,
President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet.
THOMAS R. WILLIA   MS     (67), Trustee, is President of The Wales Group,
Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of BellSouth Corporation (telecommunications), ConAgra, Inc. (agricultural products), Fisher Business Systems, Inc. (computer software), Georgia Power Company (electric utility), Gerber Alley & Associates, Inc. (computer software), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
   WILLIAM O. McCOY (62), Member of the Advisory Board (1996), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Weeks Corporation of Atlanta (real estate,
1994), and Carolina Power and Light Company (electric utility, 1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and
for the Kenan F    lager Business School (University of North Carolina at
Chapel Hill).
WILLIAM J. HA   YE    S (62), Vice President (1994), is Vice President of
Fidelity's equity funds; Senior Vice President of FMR; and Managing Director of FMR Corp.
ROBERT H. MO   RRIS    ON (56), Manager of Security Transactions of
Fidelity's equity funds is Vice President of FMR.
ARTHUR S. L   OR    ING (48), Secretary, is Senior Vice President (1993)
and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
KENNETH A. RAT   H    GEBER (49), Treasurer (1995), is Treasurer of the
Fidelity funds and is an employee of FMR (1995). Before joining FMR, Mr. Rathgeber was a Vice President of Goldman Sachs & Co. (1978-1995), where he served in various positions, including Vice President of Proprietary Accounting (1988-1992), Global Co-Controller (1992-1994), and Chief Operations Officer of Goldman Sachs (Asia) LLC (1994-1995).
JOHN H. COSTELLO (50), Assistant Treasurer, is an employee of FMR.
LEONARD M.    RU    SH (50), Assistant Treasurer (1994), is an employee of
FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation of each current Trustee of the fund for his or her services as trustee for the
fiscal year ended Aug   ust     31, 1996.
      COMPENSATION TABLE


Trustees                  Aggregate       Pension or           Estimated Annual    Total
                          Compensation    Retirement           Benefits Upon       Compensation
                          from            Benefits Accrued     Retirement from     from the Fund
                          the Fund        as Part of Fund      the Fund            Complex*
                                          Expenses from the    Complex*
                                          Fund Complex*

J. Gary Burkhead **       $ 0             $ 0                  $ 0                 $ 0

Ralph F. Cox                  126          5,200                52,000              128,000

Phyllis Burke Davis           127          5,200                52,000              125,000

Richard J. Flynn              165          0                    52,000              160,500

Edward C. Johnson 3d **    0               0                    0                   0

E. Bradley Jones              129          5,200                49,400              128,000

Donald J. Kirk                129          5,200                52,000              129,500

Peter S. Lynch **          0               0                    0                   0

Gerald C. McDonough           127          5,200                52,000              128,000

Edward H. Malone              124          5,200                44,200              128,000

Marvin L. Mann                124          5,200                52,000              128,000

Thomas R. Williams            129          5,200                52,000              125,000

   William O. McCoy           30             N/A                  N/A                  0


   * Information is as of December 31, 1995 for 219 funds in the complex. ** Interested Trustees of the fund are compensated by FMR.
T   he non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to the
Tr    ustee. Each fund may invest in such designated securities under the
Plan without shareholder approval. Only non-   interested Trustees are
eligible to participate in the Plan.
Under a retirement program adopted in July 1988 and modified in November 1995, each non-interested Trustee may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee becomes eligible to participate in the program at the end of the calendar year in which he or she reaches age 72, provided that, at the time of retirement, he or she has served as a
Fidelity fund Trustee     for at least five years. Currently, Messrs. Ralph
S. Saul, William R. Spaulding, Bertram H. Witham, and David L. Yunich, all former non-interested Trustees, receive retirement benefits under the program.
On August 31, 1996, the Trustees and officers of the fund owned, in the
aggregate, less than    1    % of the fund's total outstanding shares.
MANAGEMENT CONTRACT
The fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
In addition to the management fee payable to FMR and the fees payable to FSC, the fund pays all of its expenses, without limitation, that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Although the fund's current management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of the fund has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, and the fund's proportionate share of insurance premiums and Investment Company Institute dues. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
FMR is the fund's manager pursuant to a management contract dated July 14, 1994, which was approved by FMR, then the sole shareholder, on September 8, 1994.
For the services of FMR under the contract, the fund pays FMR a monthly management fee composed of the sum of two elements: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For
example, the effective annual fee rate at $4   1    4 billion of group net
assets - the approximate level for August 1   99    6 - was .3055%, which
is the weighted average of the respective fee rates for each level of group net assets up to $414 billion.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group     Annualized   Group Net        Effective Annual
Assets            Rate         Assets           Fee Rate

 0 - $3 billion   .5200%        $ 0.5 billion   .5200%

 3 - 6            .4900          25             .4238

 6 - 9            .4600          50             .3823

 9 - 12           .4300          75             .3626

 12 - 15          .4000           100           .3512

 15 - 18          .3850           125           .3430

 18 - 21          .3700          150            .3371

 21 - 24          .3600          175            .3325

 24 - 30          .3500          200            .3284

 30 - 36          .3450          225            .3253

 36 - 42          .3400          250            .3223

 42 - 48          .3350          275            .3198

 48 - 66          .3250          300            .3175

 66 - 84          .3200          325            .3153

 84 - 102         .3150          350            .3133

 102 - 138        .3100          375            .3090

 138 - 174        .3050          400            .3067

 174 - 210        .3000

 210 - 246        .2950

 246 - 282        .2900

 282 - 318        .2850

 318 - 354        .2800

 354 - 390        .2750

 Over 390         .2700

On Janua   ry 1, 1996, FMR voluntarily added new breakpoints to the group fee rate schedule for average group assets in excess of $390 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $390 billion, the group fee rate schedule with additional breakpoints
voluntarily adopted by FMR     is as follows:
   GROU    P FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group                Annualized   Group Net        Effective Annual
Assets                       Rate         Assets           Fee Rate

 39   0 - $    426 billion   .2700%         $425 billion   .3046

 426    -     462            .2650          450            .3024

 46   2 -     498            .2600          475            .3003

 49   8     - 534            .2550          500            .2982

 Over    534                 .2500          525            .2962

                                            550            .2942

The individual fund fee rate is .30%. Based on the average group net assets
of the funds advised by FMR for August 1   99    6, the annual management
fee rate would be calculated as follows:
Group Fee Rate         Individual Fund Fee Rate         Management Fee Rate

   .3055%        +     .30%                       =     .6055%

One-twelfth of this annual management fee rate is applied to the fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
During the fiscal periods ended August    31,     1996 and 1995, FMR
received $2,106,620 and $929,120, respectively, for its services as investment adviser to the fund. These fees were equivalent to .61%, and
 .61% (annualized), respectively, of the average net assets of the fund for each of those periods.
FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase the fund's total returns repayment of the reimbursement by the fund will lower its total returns.
Effective March 28, 1995, FMR voluntarily agreed, subject to revision or termination, to reimburse the fund if and to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of 2% of average net assets of the fund. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses.
To comply with the California Code of Regulations, FMR will reimburse the fund if and to the extent that the fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The applicable percentages are 2% of the first $30 million, 2% of the next $70 million, and 1% of average net assets in excess of $100 million. When calculating the fund's expenses for purposes of this regulation, the fund may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its custodian fees attributable to investments in foreign securities.
SUB-ADVISERS. FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund.
Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
For providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
For providing investment advice and research services, the fees paid to the sub-advisers for fiscal 1996 and 1995 were as follows:
Fiscal Year   FMR U.K.          FMR Far East

1996          $    10,604       $    11,075

1995           7,525             9,450

No fees were paid to the sub-advisors for discretionary investment
management and    portfolio     transactions in fiscal 1996 and 1995.
CONTRACTS WITH FMR AFFILIATES
FSC, an affiliate of FMR, is transfer, dividend disbursing, and shareholder servicing agent for the fund. FSC receives an annual account fee and an asset-based fee each based on account size and fund type for each retail account and certain institutional accounts. With respect to certain institutional retirement accounts, FSC receives an annual account fee and an asset-based fee based on account type or fund type. These annual account fees are subject to increase based on postal rate changes. The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%. FSC also collects small account fees from certain accounts with balances of less than $2,500.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, with the exception of proxy statements.
FSC performs the calculations necessary to determine NAV and dividends for the fund, and maintains the fund's accounting records, and administers the fund's securities lending program. The annual fee rates for these pricing and bookkeeping services are based on the fund's average net assets, specifically, .0600% of the first $500 million of average net assets and
 .0300% of average net assets in excess of $500 million. The fee is limited to a minimum of $60,000 and a maximum of $800,000 per year. Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid
to FSC for the fiscal years ended August 31, 1   996 an    d 1995 were
$207,556 and $96,442, respectively.
FSC also receives fees for administering the fund's securities lending
program. The fund paid no securities lending fees for fiscal 1   99    6.
The fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR. Sales charge revenue paid to and retained
by FDC for fiscal 1996 and 1995 amounted to $   347,706     and $0,
respectively.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Fidelity Export Fund is a fund of Fidelity Union Street Trust, an open-end management investment company organized as a Massachusetts business trust on March 1, 1974. On April 30, 1990, the Board of Trustees voted to change the name of the trust from Fidelity Daily Income Trust to Fidelity Union Street Trust. Currently, there are eight funds of the trust: Spartan Aggressive Municipal Fund, Spartan Short-Intermediate Municipal Income Fund, Spartan Intermediate Municipal Income Fund, Spartan Ginnie Mae Fund, Spartan Municipal Income Fund, Spartan Maryland Municipal Income Fund, Fidelity Export Fund, and Spartan Arizona Municipal Income Fund. The Declaration of Trust permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying names "Fidelity" and "Spartan" may be withdrawn.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and its funds will continue indefinitely. Each fund may invest all of its assets in another investment company.
CUSTODIAN. The Chase Manhattan Bank, 4    Chase MetroTech Cente    r,
Brooklyn, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell
securities to the custodian.    The Bank of New York headquartered in New
York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts serves as the trust's independent accountant. The auditor examines financial statements for the fund and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
   The fund's financial statements, financial highlights for the fiscal
year ended     August 31   , 1996, and the report fo the auditors thereon
are included in the fund's Annual Report, which is a separate report supplied with this Statement of Additional Information. The fund's financial statements, financial highlights, and the report of the auditors thereon are incorporated herein by reference.
SPARTAN MARYLAND MUNICIPAL INCOME FUND
CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER   PROSPECTUS SECTION


1...............................................    Cover Page

2  a............................................    Expenses

    b,c..........................................   Contents; The Fund at a Glance; Who May Want To Invest

3  a............................................    Financial Highlights

    b............................................   *

    c,                                              Performance
d...........................................


4  a(i).........................................   Charter


     a(ii).......................................    The Fund at a Glance; Investment Principles and Risks

    b............................................    Investment Principles and Risks

 c.............................................      Who May Want to Invest; Investment Principles and Risks

5  a............................................     Charter

    b(i)........................................     Cover Page; The Fund at a Glance; Charter; Doing
                                                     Business with Fidelity

    b(ii).......................................     Charter

    b(iii)......................................     Expenses; Breakdown of Expenses

    c........................................        Charter

    d........................................        Charter; Breakdown of Expenses

    e............................................    Cover Page; Charter

    f.............................................   Expenses

    g(i)........................................     Charter

    g(ii)........................................    *

5  A........................................         Performance

6  a(i)........................................      Charter

     a(ii).......................................    How to Buy Shares; How to Sell Shares; Transaction
                                                     Details; Exchange Restrictions

     a(iii)..............................            Charter

     b.......................................        Charter

     c.......................................        Transaction Details; Exchange Restrictions

     d............................................   *

     e...........................................    Doing Business with Fidelity; How to Buy Shares; How to
                                                     Sell Shares; Investor Services

     f,g.........................................    Dividends, Capital Gains, and Taxes

7   a...........................................     Cover Page; Charter

    b...........................                     Expenses; How to Buy Shares; Transaction Details

     c...........................................    *

     d...........................................    How to Buy Shares

     e...........................................    *

     f............................................   Breakdown of Expenses

8  ..............................................    How to Sell Shares; Investor Services; Transaction Details;
                                                     Exchange Restrictions

9  ..............................................    *



* Not Applicable



SPARTAN MARYLAND MUNICIPAL INCOME FUND
CROSS REFERENCE SHEET
(CONTINUED)

Part B:  Statement of Additional
Information



Form N-1A Item Number                                SAI Caption

10,11.........................................       Cover Page

12..............................................     Description of the Trust

13  a,b,c....................................        Investment Policies and Limitations

     d...........................................    *

14                                                   Trustees and Officers
a,b,c........................................

15  a,b.....................................         *

     c...........................................    Trustees and Officers

16  a(i).......................................      FMR, Portfolio Transactions

     a(ii).......................................    Trustees and Officers

     a(iii)...................................       Management Contract

     b......................................         Management Contract

                                                     Contracts with FMR Affiliates
c,d...........................................

     e......................................         *

     f............................................   Distribution and Service Plan

     g...........................................    *

     h...........................................    Description of the Trust

     i............................................   Contracts with FMR Affiliates

17                                                   Portfolio Transactions
a,b,c........................................

     d,e.....................................        *

18  a........................................        Description of the Trust

     b...........................................    *

19  a.......................................         Additional Purchase and Redemption Information

     b...........................................    Valuation of Portfolio Securities; Additional Purchase and
                                                     Redemption Information

     c...........................................    *

20..............................................     Distributions and Taxes

21 a, b.......................                       Contracts with FMR Affiliates

     c................................               *

22                                                   *
a..............................................

     b...........................................    Performance

23..............................................     Financial Statements



SPARTAN(registered trademark)
MARYLAND
MUNICIPAL INCOME
FUND
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing, or a copy of
the Statement of Additional Information (SAI) dated    October 18,
1996    . The SAI has been filed with the Securities and Exchange
Commission (SEC) and    is available along with other related materials on
the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
   F    ederal Reserve Board, or any other agency, and are subject to
investment    risks    , including possible loss of principal    amount
invested.

LIKE ALL MUTUAL
FUNDS, THESE
SECURITIES HAVE NOT
BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND
EXCHANGE
COMMISSION OR ANY
STATE SECURITIES
COMMISSION, NOR HAS
THE SECURITIES AND
EXCHANGE
COMMISSION OR ANY
STATE SECURITIES
COMMISSION PASSED
UPON THE ACCURACY
OR ADEQUACY OF THIS
PROSPECTUS. ANY
REPRESENTATION TO
THE CONTRARY IS A
CRIMINAL OFFENSE.
SMD-   pro    -1096
Spartan Maryland Municipal Income seeks a high level of current income free from federal income tax and Maryland state and county income taxes by investing in municipal securities.
PROSPECTUS
OCTOBER 18, 1996(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109
CONTENTS


KEY FACTS                  THE FUND AT A GLANCE

                           WHO MAY WANT TO INVEST

                           EXPENSES The fund's yearly
                           operating expenses.

                           FINANCIAL HIGHLIGHTS A summary
                           of the fund's financial data.

                           PERFORMANCE How the fund has
                           done over time.

THE FUND IN DETAIL         CHARTER How the fund is
                           organized.

                           INVESTMENT PRINCIPLES AND RISKS
                           The fund's overall approach to
                           investing.

                           BREAKDOWN OF EXPENSES How
                           operating costs are calculated and
                           what they include.

YOUR ACCOUNT               DOING BUSINESS WITH FIDELITY

                           TYPES OF ACCOUNTS Different
                           ways to set up your account.

                           HOW TO BUY SHARES Opening an
                           account and making additional
                           investments.

                           HOW TO SELL SHARES Taking money
                           out and closing your account.

                           INVESTOR SERVICES Services to
                           help you manage your account.

SHAREHOLDER AND            DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES           AND TAXES

                           TRANSACTION DETAILS Share price
                           calculations and the timing of
                           purchases and redemptions.

                           EXCHANGE RESTRICTIONS

   KEY FACTS


THE FUND AT A GLANCE
GOAL: High current tax-free income for Maryland residents. As with any mutual fund, there is no assurance that the fund will achieve its goal.
STRATEGY: Invests    normally in     investment-grade municipal securities
whose interest is free from federal income tax and Maryland state and county income taxes.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager.
SIZE: As of August 31,    1996    , the fund had over $   45     million in
assets.
WHO MAY WANT TO INVEST
This non-diversified fund may be appropriate for investors in higher tax brackets who seek high current income that is free from federal and Maryland state and county income taxes.
The value of the fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions,
and other        economic and political news. When you sell your shares,
they may be worth more or less than what you paid for them. By itself, the fund does not constitute a balanced investment plan.
The Spartan family of funds is designed for cost-conscious investors looking for higher yields through lower costs. The Spartan Approach(registered trademark) requires investors to make high minimum investments and, in some cases, to pay for individual transactions.
THE SPECTRUM OF
FIDELITY FUNDS
Broad categories of Fidelity
funds are presented here in
order of ascending risk.
Generally, investors seeking to
maximize return must assume
greater risk. Spartan Maryland
Municipal Income is in the
INCOME category.
(solid bullet) MONEY MARKET Seeks
income and stability by
investing in high-quality,
short-term investments.
(right arrow) INCOME Seeks income by
investing in bonds.
(solid bullet) GROWTH AND INCOME
Seeks long-term growth and
income by investing in stocks
and bonds.
(solid bullet) GROWTH Seeks long-term
growth by investing mainly
in stocks.
(checkmark)
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy, sell or hold shares of a fund. See page for more information about these fees.
Maximum sales charge on purchases                            None
and reinvested distributions

Deferred sales charge on redemptions                         None

Redemption fee (as a % of amount redeemed                    .50%
on shares held less than 180 days)

Exchange and wire transaction fees                           $5.00

Account closeout fee                                         $5.00

Annual account maintenance fee (for accounts under $2,500)   $12.0
                                                             0

THESE FEES ARE WAIVED (except for the redemption fee) if your account balance at the time of the transaction is $50,000 or more.
ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR. Expenses are factored into the fund's share price or dividends and are not charged directly to shareholder accounts (see page ).
The following    figures     are        based on historical expenses,
    and are calculated as a percentage of average net assets.    The fund
has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances is used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses presented in the table would have been .54%.
Management fee                     .55    %

12b-1 fee                       None

Other expenses                     .00    %

Total fund operating expenses      .55    %

EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses after the number of years indicated, first assuming that you leave your account open, and then assuming that you close your account at the end of the period:
      Account    Account
      open       closed

After 1 year     $    6              $    11

After 3 years    $    18             $    23

After 5 years    $    31             $    36

After 10 years   $    69             $    74

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.



UNDERSTANDING
EXPENSES
Operating a mutual
fund involves a variety of
expenses for portfolio
management, shareholder
statements, tax reporting, and
other services. These costs
are paid from the fund's
assets; their effect is already
factored into any quoted
share price or return.
(checkmark)
FINANCIAL HIGHLIGHTS
The table that follows is included in the fund's Annual Report and has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the financial statements and financial highlights is included in the Annual Report. The financial statements and financial highlights are incorporated by reference into (are legally a part of) the fund's Statement of Additional Information.
   SELECTED PER-SHARE DATA

   1.Years ended August 31                                  1996              1995              1994D             1993C

   2.Net asset value, beginning of period                   $ 9.840           $ 9.640           $ 10.350          $ 10.000

   3.Income from Investment Operations                      .488              .541              .543              .194
    Net interest income

   4. Net realized and unrealized gain (loss)                .009G             .198              (.697)            .348

   5. Total from investment operations                       .497              .739              (.154)            .542

   6.Less Distributions                                     (.488)            (.541)            (.543)            (.194)
    From net interest income

   7. In excess of net realized gain                         --                --                (.020)            --

   8. Total distributions                                    (.488)            (.541)            (.563)            (.194)

   9. Redemption fees added to paid in capital               .001              .002              .007              .002

   10.Net asset value, end of period                        $ 9.850           $ 9.840           $ 9.640           $ 10.350

   11.Total returnB                                          5.12%             8.07%             (1.46)            5.49%
                                                                                                %

   12.RATIOS AND SUPPLEMENTAL DATA

   13.Net assets, end of period (000 omitted)               $ 45,359          $ 43,489          $ 41,464          $ 28,941

   14.Ratio of expenses to average net assets                .40%              .15%              .03%              .00%
                                                            E                 E                 E                 E

   15.Ratio of expenses to average net assets                .39%              .15%              .03%              .00%
   after expense reductions                                 F

   16.Ratio of net interest income to average net            4.91%             5.71%             5.45%             5.46%
   assets                                                                                                         A

   17.Portfolio turnover rate                                74%               72%               64%               29%
                                                                                                                  A


   A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FROM APRIL 22, 1993 (COMMENCEMENT OF OPERATIONS)
D EFFECTIVE SEPTEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FMR HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
G THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
PERFORMANCE
Bond fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and do not reflect the effect of any transaction fees you may have paid. The figures would be lower if fees were taken into account.
The fund's fiscal year runs from September 1 through August 31. The tables below show the fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average. Data for the comparative index is available only from June 30, 1993 to the present. The chart on page presents calendar year performance and does not include the effect of the $5 account closeout fee.

AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods ended         Past 1   Life
August 31, 1996              year     of
                                      fund
                                      A

   Spartan Maryland
                                5.12           5.07
   Municipal Income                                    %              %

Lehman Bros. MD 4+ Yr. Muni. Bond Index             4.56           n/a
                                                       %

Lipper MD Muni. Debt Funds Avg.                     4.69          n/a
                                                       %

CUMULATIVE TOTAL RETURNS
Fiscal periods ended         Past 1   Life
August 31, 1996              year     of
                                      fund
                                      A

   Spartan Maryland
                                5.12           18.09
   Municipal Income                                    %              %

Lehman Bros. MD 4+ Yr. Muni. Bond Index             4.56           n/a
                                                       %

Lipper MD Muni. Debt Funds Avg.                     4.69           n/a
                                                       %

A FROM APRIL 22, 1993
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
UNDERSTANDING
PERFORMANCE
YIELD illustrates the income
earned by a fund over a
recent period. 30-day yields
are usually used for bond
funds. Yields change daily,
reflecting changes in interest
rates.
TOTAL RETURN reflects both the
reinvestment of income and
capital gain distributions and
any change in a fund's share
price.
(checkmark)
YIELD refers to the income generated by an investment in the fund over a given period of time, expressed as an annual percentage rate. A TAX-EQUIVALENT YIELD shows what an investor would have to earn before taxes to equal a tax-free yield. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
YEAR-BY-YEAR TOTAL RETURNS
Calendar years         1994    1995
Spartan Maryland Municipal Income
-7.51% 17.80%
Lipper Maryland Municipal Debt Funds Average
   -6.94    %    16.76    %
Consumer Price Index            2.67    %    2.54
    %
The Lehman Brothers Maryland 4 Plus Year Municipal Bond Index is    a total
return performance benchmark for     Maryland investment-grade municipal
bonds with maturities of    at least     four years.
THE COMPETITIVE FUNDS AVERAGE is the Lipper Maryland Municipal Debt Funds
Average, which currently reflects the performance of    32     Maryland
municipal bond funds with similar objectives. This average, which assumes reinvestment of distributions, is published by Lipper Analytical Services, Inc.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. government.
The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUND IN DETAIL


CHARTER
SPARTAN MARYLAND MUNICIPAL INCOME IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a non-diversified fund of Fidelity Union Street Trust, an open-end management investment company organized as a Massachusetts business trust on March 1, 1974.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the
fund, and review    the fund's     performance. The majority of trustees
are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds in
the world.
(solid bullet) Number of Fidelity mutual
funds: over    215
(solid bullet) Assets in Fidelity mutual
funds: over $   393     billion
(solid bullet) Number of shareholder
accounts: over    27     million
(solid bullet) Number of investment
analysts and portfolio
managers: over    240
(checkmark)
The fund is managed by FMR, which chooses the fund's investments and handles its business affairs.
Steven Harvey is manager of Spartan Maryland Municipal Income, which he has
managed since    1993. He also manages several other municipal bond
funds.     Mr. Harvey joined Fidelity in 1986.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corp   oration     (FDC) distributes and markets
Fidelity's funds and services. Fidelity Service Co. (FSC) performs transfer agent servicing functions for the fund.
FMR Corp. is the ultimate parent company of FMR. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
UMB Bank, n.a., is the fund's transfer agent, although it employs FSC to
perform these functions for the fund.    UMB     is located at 1010 Grand
Avenue, Kansas City, Missouri.
   A broker-dealer may use a portion of the commissions paid by the fund to
reduce the fund's custodian or transfer agent fees.     FMR may use its
broker-dealer affiliates and other firms that sell fund shares to carry out
the fund's transactions, provided that the fund receives    brokerage
services and commission rates comparable to those of other broker-dealers. INVESTMENT PRINCIPLES AND RISKS
THE FUND'S INVESTMENT APPROACH
The fund seeks high current income that is free from federal income tax and the Maryland state and county income taxes by investing in investment-grade
municipal securities    under normal conditions.     Although the fund can
invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal
bonds with maturities between 8 and 18 years.     FMR normally invests at
least 65% of the fund's total assets in Maryland municipal securities, and normally invests so that at least 80% of the fund's income is free from federal income tax.
The fund's performance is affected by the economic and political conditions within the state of Maryland. The ability of issuers to repay their debt can be affected by many factors that impact the economic vitality of either
the state or a    political subdivision     within the state. Maryland's
rate of economic growth has been slower in the 1990's than it had been during the 1980's. State revenues in the beginning of this decade were less than expected and, because Maryland's constitution requires a balanced budget, expenditures were cut. More recently, revenues have increased and
spending cuts have not been necessary.    In fiscal 1996, however, general
fund revenues have not met estimations, and accordingly, appropriations have been cut and certain state surpluses and reserves have been spent.
The fund's yield and share price change daily and are based on changes in interest rates, market conditions, other economic and political news, and on the quality and maturity of its investments. In general, bond prices rise when interest rates fall, and vice versa. This effect is usually more pronounced for longer-term securities. Lower-quality securities offer higher yields, but also carry more risk. FMR may use various investment techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as intended. When you sell your shares of the fund, they may be worth more or less than what you paid for them.
If you are subject to the federal alternative minimum tax, you should note that the fund may invest all of its assets in municipal securities issued to finance private activities. The interest from these investments is a tax-preference item for purposes of the tax.
FMR normally invests the fund's assets according to its investment strategy and does not expect to invest in federally or state taxable obligations. The fund also reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its
goal.    Fund     holdings and recent investment strategies are
   detailed     in the fund's financial reports, which are sent to
shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.
   Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.
    RESTRICTIONS:    The fund normally invests in investment-grade
securities, but reserves the right to invest up to 5% of its assets in below investment-grade securities (sometimes called "municipal junk bonds"). A security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch Investors Service, L.P., or is unrated but judged by FMR to be of equivalent quality.
MUNICIPAL SECURITIES are issued to raise money for a variety of public,
charitable, and a limited class of     private purposes, including general
financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues, and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. The fund may own a municipal security directly or through a participation interest.
       CREDIT SUPPORT.    Issuers may employ various forms of credit
enhancement, including letters of credit, guarantees, or insurance from a bank, insurance company, or other entity. These arrangements expose the fund to the credit risk of the entity. In the case of foreign entities, extensive public information about the entity may not be available and the entity may be subject to unfavorable political, economic, or governmental developments which might affect its ability to honor its commitment.
STATE    MUNICIPAL     SECURITIES include municipal obligations issued by
the state of Maryland or its counties    and the City of Baltimore    ,
municipalities, authorities, or other subdivisions ("Maryland Issuers"). The ability of issuers to repay their debt can be affected by many factors
that impact the economic vitality of either the state   , its subdivisions,
    or a region within the state.
Other state tax-free securities include obligations of the U.S. territories and possessions such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations. The economy of Puerto Rico is closely linked to the U.S. economy, and will be affected by the strength of the U.S. dollar, interest rates, the price stability of oil imports, and the continued existence of favorable tax incentives. ASSET-BACKED SECURITIES include interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. These securities usually rely on continued payments by a municipality, and may also be subject to prepayment risk.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. Inverse floaters have interest rates that move in the opposite direction from a benchmark, making the security's market value more volatile.
MUNICIPAL LEASE OBLIGATIONS are used by municipalities to acquire land, equipment, or facilities. If the municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer
or    another party    . In exchange for this benefit, the fund may accept
a lower interest rate. Demand features and standby commitments are types of put features.
PRIVATE ENTITIES may be involved in some municipal securities. For example, industrial revenue bonds are backed by private entities, and resource recovery bonds often involve private corporations. The viability of a project or tax incentives could affect the value and credit quality of these securities.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of the fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTIONS: The fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities. WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS are trading practices in which payment and delivery for the securities take place at a future date.
The market value of a security could change during this period   .
    CASH MANAGEMENT.    The fund may invest in money market securities, in
a pooled account of repurchase agreements, and in a money market fund, available only to FMR-managed funds and accounts, whose goal is to seek high current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the fund's investments could cause its share price to change.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry or type of project. Economic, business, or political changes can affect all securities of a similar type. A fund that is not diversified may be more sensitive
to        changes in the market value of a single issuer or industry.
RESTRICTIONS: The fund is considered non-diversified. Generally, to meet federal tax requirements at the close of each quarter, the fund does not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, does not invest more than 5% of its total
assets in    any     issuer. These limitations do not apply to U.S.
Government securities    or investment company securities    . The fund may
invest more than 25% of its total assets in tax-free securities that finance similar types of projects.
BORROWING. The fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
The fund seeks a high level of current income exempt from federal income tax and Maryland state and county income taxes.
Under normal conditions, the fund will invest so that at least 80% of its income is exempt from federal income tax.
The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs.
FMR may, from time to time, agree to reimburse the fund for management fees above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance. MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fund pays the fee at the annual rate of .55% of its average net assets. The total
management fee rate for the fiscal    year ended August 31, 1996    , after
reimbursement, was    .40    %.
FSC performs many transaction and accounting functions for the fund. These services include processing shareholder transactions and calculating the fund's share price. FMR, and not the fund, pays for these services.
To offset shareholder service costs, FMR or its affiliates also collect the fund's $5.00 exchange fee, $5.00 account closeout fee, and $5.00 fee for
wire purchases and redemptions. For the fiscal    year ended August 31,
1996    , these    fees amounted to $360, $325, and $20,     respectively.
The fund has adopted a Distribution and Service Plan. This plan recognizes that FMR may use its resources, including management fees, to pay expenses associated with the sale of fund shares. This may include payments to third parties, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the fund's shares. It is important to note, however, that the fund does not pay FMR any separate fees for this service.
The fund's portfolio turnover rate for    the     fiscal    year ended
August 31, 1996     was    74    %. This rate varies from year to year.
YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services, Inc. (FBSI). Fidelity is also a leader in providing tax-sheltered retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 80 walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in the fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in the fund through a brokerage account.
If you are investing through FBSI or another financial institution or investment professional, refer to its program materials for any special provisions regarding your investment in the fund.
The different ways to set up (register) your account with Fidelity are
listed    in the table that follows.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER
GROUPS
Requires a special application.
HOW TO BUY SHARES
THE FUND'S SHARE PRICE, called net asset value (NAV), is calculated every business day. The fund's shares are sold without a sales charge.
Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another Fidelity fund.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $10,000
TO ADD TO AN ACCOUNT  $1,000
Through    regular     investment plans* $500
MINIMUM BALANCE $5,000
   * FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES" BEGINNING ON PAGE .
These minimums may vary for investments through Fidelity Portfolio Advisory
Services. Refer to the    program     materials for details.










UNDERSTANDING THE
SPARTAN APPROACH(registered trademark)
Fidelity's Spartan Approach is
based on the principle that
lower fund expenses can
increase returns. The Spartan
funds keep expenses low in
two ways. First, higher
investment minimums reduce
the effect of a fund's fixed
costs, many of which are paid
on a per-account basis.
Second, unlike most mutual
funds that include transaction
costs as part of overall fund
expenses, Spartan
shareholders pay directly for
the transactions they make.
(checkmark)

                                      TO OPEN AN ACCOUNT                            TO ADD TO AN ACCOUNT

Phone 1-800-544-777 (phone_graphic)   (small solid bullet) Exchange from another    (small solid bullet) Exchange from another
                                      Fidelity fund account                         Fidelity fund account
                                      with the same                                 with the same
                                      registration, including                       registration, including
                                      name, address, and                            name, address, and
                                      taxpayer ID number.                           taxpayer ID number.
                                                                                    (small solid bullet) Use Fidelity Money
                                                                                    Line to transfer from
                                                                                    your bank account. Call
                                                                                    before your first use to
                                                                                    verify that this service
                                                                                    is in place on your
                                                                                    account. Maximum
                                                                                    Money Line: $50,000.



Mail (mail_graphic)   (small solid bullet) Complete and sign the    (small solid bullet) Make your check
                      application. Make your                        payable to "Spartan
                      check payable to                              Maryland Municipal
                      "Spartan Maryland                             Income Fund." Indicate
                      Municipal Income                              your fund account
                      Fund." Mail to the                            number on your check
                      address indicated on                          and mail to the address
                      the application.                              printed on your account
                                                                    statement.
                                                                    (small solid bullet) Exchange by mail: call
                                                                    1-800-544-6666 for
                                                                    instructions.



In Person (hand_graphic)   (small solid bullet) Bring your application    (small solid bullet) Bring your check to a
                           and check to a Fidelity                        Fidelity Investor Center.
                           Investor Center. Call                          Call 1-800-544-9797 for
                           1-800-544-9797 for the                         the center nearest you.
                           center nearest you.



Wire (wire_graphic)   (small solid bullet) There may be a $5.00       (small solid bullet) There may be a $5.00
                      fee for each wire                               fee for each wire
                      purchase.                                       purchase.
                      (small solid bullet) Call 1-800-544-7777 to     (small solid bullet) Wire to:
                      set up your account                             Bankers Trust
                      and to arrange a                                Company,
                      wire transaction.                               Bank Routing
                      (small solid bullet) Wire within 24 hours to:   #021001033,
                      Bankers Trust                                   Account #00163053.
                      Company,                                        Specify "Spartan
                      Bank Routing                                    Maryland
                      #021001033,                                     Municipal Income
                      Account #00163053.                              Fund" and include your
                      Specify "Spartan                                account number
                      Maryland Municipal                              and your name.
                      Income Fund" and
                      include your new
                      account number and
                      your name.



Automatically (automatic_graphic)   (small solid bullet) Not available.   (small solid bullet) Use Fidelity Automatic
                                                                          Account Builder. Sign
                                                                          up for this service
                                                                          when opening your
                                                                          account, or
                                                                          call 1-800-544-6666 to
                                                                          add it.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $5,000 worth of shares in the account to keep it open.
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares, (small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed,
and
(small solid bullet) Any other applicable requirements listed    in the
table that follows    .
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
      ACCOUNT TYPE   SPECIAL REQUIREMENTS


IF YOU SELL SHARES OF THE FUND AFTER HOLDING THEM LESS THAN 180 DAYS, THE FUND WILL
DEDUCT A REDEMPTION FEE EQUAL TO .50% OF THE VALUE OF THOSE SHARES. IF YOUR ACCOUNT
BALANCE IS LESS THAN $50,000, THERE ARE FEES FOR INDIVIDUAL REDEMPTION TRANSACTIONS:
$5.00 FOR EACH EXCHANGE, BANK WIRE, AND ACCOUNT CLOSEOUT.



Phone 1-800-544-777 (phone_graphic)              All account types     (small solid bullet) Maximum check request:
                                                                       $100,000.
                                                                       (small solid bullet) For Money Line transfers to
                                                                       your bank account; minimum:
                                                                       $10; maximum: $100,000.
                                                                       (small solid bullet) You may exchange to other
                                                                       Fidelity funds if both
                                                                       accounts are registered with
                                                                       the same name(s), address,
                                                                       and taxpayer ID number.

Mail or in Person (mail_graphic)(hand_graphic)   Individual, Joint     (small solid bullet) The letter of instruction must
                                                 Tenant,               be signed by all persons
                                                 Sole Proprietorship   required to sign for
                                                 , UGMA, UTMA          transactions, exactly as their
                                                 Trust                 names appear on the
                                                                       account.
                                                                       (small solid bullet) The trustee must sign the
                                                                       letter indicating capacity as
                                                 Business or           trustee. If the trustee's name
                                                 Organization          is not in the account
                                                                       registration, provide a copy of
                                                                       the trust document certified
                                                                       within the last 60 days.
                                                                       (small solid bullet) At least one person
                                                 Executor,             authorized by corporate
                                                 Administrator,        resolution to act on the
                                                 Conservator,          account must sign the letter.
                                                 Guardian              (small solid bullet) Include a corporate
                                                                       resolution with corporate seal
                                                                       or a signature guarantee.
                                                                       (small solid bullet) Call 1-800-544-6666 for
                                                                       instructions.

Wire (wire_graphic)                              All account types     (small solid bullet) You must sign up for the wire
                                                                       feature before using it. To
                                                                       verify that it is in place, call
                                                                       1-800-544-6666. Minimum
                                                                       wire: $5,000.
                                                                       (small solid bullet) Your wire redemption request
                                                                       must be received by Fidelity
                                                                       before 4 p.m. Eastern time
                                                                       for money to be wired on the
                                                                       next business day.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account. INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)





24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT BALANCES
1-800-544-7544
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
QUOTES
1-800-544-8544
RETIREMENT ACCOUNT
ASSISTANCE
1-800-544-4774
 AUTOMATED SERVICE
(checkmark)
To reduce expenses, only one copy of most financial reports    and
prospectuses     will be mailed to your household, even if you have more
than one account in the fund. Call 1-800-544-6666 if you need copies of
financial reports,    prospectuses    , or historical account information.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing. There may be a $5.00 fee for each exchange out of the fund, unless you place your transaction on Fidelity's automated exchange services.
Note that exchanges out of the fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page . SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for a home, educational expenses, and other long-term financial goals.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDER SM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM   FREQUENCY     SETTING UP OR CHANGING
$500      Monthly or    (small solid bullet) For a new account, complete the
          quarterly     appropriate section on the fund
                        application.
                        (small solid bullet) For existing accounts, call
                        1-800-544-6666 for an application.
                        (small solid bullet) To change the amount or frequency of
                        your investment, call 1-800-544-6666 at
                        least three business days prior to your
                        next scheduled investment date.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A FIDELITY
FUNDA

MINIMUM   FREQUENCY    SETTING UP OR CHANGING
$500      Every pay    (small solid bullet) Check the appropriate box on the fund
          period       application, or call 1-800-544-6666 for an
                       authorization form.
                       (small solid bullet) Changes require a new authorization
                       form.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY FUND

MINIMUM   FREQUENCY        SETTING UP OR CHANGING
$500      Monthly,         (small solid bullet) To establish, call 1-800-544-6666 after
          bimonthly,       both accounts are opened.
          quarterly, or    (small solid bullet) To change the amount or frequency of
          annually         your investment, call 1-800-544-6666.


A BECAUSE ITS SHARE PRICE FLUCTUATES, THE FUND MAY NOT BE AN APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
   SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains are normally distributed in October and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days.
UNDERSTANDING
DISTRIBUTIONS
As a fund shareholder, you
are entitled to your share of
the fund's net income and
gains on its investments. The
fund passes its earnings
along to its investors as
DISTRIBUTIONS.
The fund earns interest from
its investments. These are
passed along as DIVIDEND
DISTRIBUTIONS. The fund may
realize capital gains if it sells
securities for a higher price
than it paid for them. These
are passed along as CAPITAL
GAIN DISTRIBUTIONS.
(checkmark)
TAXES
As with any investment, you should consider how an investment in a tax-free fund could affect you. Below are some of the fund's tax implications.
TAXES ON DISTRIBUTIONS. Interest income that the fund earns is distributed to shareholders as income dividends. Interest that is federally tax-free remains tax-free when it is distributed.
However, gain on the sale of tax-free bonds results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are taxed as dividends. Long-term capital gain distributions are taxed as long-term capital gains. These distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31. Fidelity will send you and the IRS a statement showing the tax status of the distributions paid to you in the previous year.
The interest from some municipal securities is subject to the federal alternative minimum tax. The fund may invest up to 100% of its assets in these securities. Individuals who are subject to the tax must report this
interest on their tax returns.    In addition, Maryland state taxes will be
imposed on 50% of any such "tax preference" items (in excess of certain statutory amounts).
To the extent the fund's income dividends and capital gain distributions
are derived from tax-free investments    issued by Maryland Issuers    ,
they will be free from Maryland state and county taxes (including City of Baltimore local taxes). If any capital gains are earned from the fund's securities issued by U.S. territories or possessions, states, or the District of Columbia, they are subject to Maryland state and county taxes (including City of Baltimore local taxes).
During    the     fiscal    year ended August 31, 1996    , 99.5% of the
fund's income dividends was free from federal income tax, and    99.5    %
was free from Maryland state and county taxes.    11.3    % of the fund's
income dividends was subject to the federal alternative minimum tax.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of the fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares    when     the fund    has realized
but not yet distributed income or capital gains    , you will pay the full
price for the shares and then receive a portion of the price back in the form of a taxable distribution.
TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time.
THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The fund's assets are valued primarily on the basis of market quotations, if available. Since market quotations are often unavailable, assets are usually valued by a method that the Board of Trustees believes accurately reflects fair value.
THE FUND'S OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) are its NAV.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
THE FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. The fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees the fund or its transfer agent has incurred.
(small solid bullet) You begin to earn dividends as of the first business day following the day of your purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
YOU MAY BUY OR SELL SHARES OF THE FUND THROUGH    AN INVESTMENT
PROFESSIONAL, INCLUDING     A BROKER, who may charge you a
   transaction     fee for this service. If you invest through    an
investment professional    , read    your investment professional    's
program materials for any additional service features or fees that may
apply.    Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your request is received and accepted. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you.
(small solid bullet) Shares will earn dividends through the date of redemption; however, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
THE REDEMPTION FEE, if applicable, will be deducted from the amount of your redemption. This fee is paid to the fund rather than FMR, and it does not apply to shares that were acquired through reinvestment of distributions. If shares you are redeeming were not all held for the same length of time, those shares you held longest will be redeemed first for purposes of determining whether the fee applies.
THE FEES FOR INDIVIDUAL TRANSACTIONS are waived if your account balance at the time of the transaction is $50,000 or more. Otherwise, you should note the following:
(small solid bullet) The $5.00 exchange fee will be deducted from the amount of your exchange.
(small solid bullet) The $5.00 wire fee will be deducted from the amount of your wire.
(small solid bullet) The $5.00 account closeout fee does not apply to
exchanges or wires   .
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $60.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. The fee will not be deducted from retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity funds exceed $50,000. Eligibility for the $50,000 waiver is determined by aggregating Fidelity mutual fund accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $5,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed and the $5.00 account closeout fee will be charged. FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be registered for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number. (small solid bullet) Before exchanging into a fund, read its prospectus. (small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund. Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to $7.50 and redemption fees of up to 1.50% on exchanges. Check each fund's prospectus for details.





This prospectus is printed on recycled paper using soy-based inks. SPARTAN(registered trademark) MARYLAND MUNICIPAL INCOME FUND
A FUND OF FIDELITY UNION STREET TRUST
STATEMENT OF ADDITIONAL INFORMATION
       OCTOBER 18, 1996
This Statement is not a prospectus but should be read in conjunction with
the fund's current Prospectus (dated        October 18, 1996). Please
retain this document for future reference. The fund's financial statements and financial highlights, included in the Annual Report for the fiscal year
ended August 31,    1996    , are incorporated herein by reference. To
obtain an additional copy of the Prospectus or the Annual Report, please call Fidelity Distributors Corporation at 1-800-544-8888.
TABLE OF CONTENTS                                PAGE



Investment Policies and Limitations

Special Considerations Affecting Maryland

Special Considerations Affecting Puerto Rico

Portfolio Transactions

Valuation of Portfolio Securities

Performance

Additional Purchase and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contract

Distribution and Service Plan

Contracts with FMR Affiliates

Description of the Trust

Financial Statements

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
UMB Bank, n.a. (UMB) and Fidelity Service Co. (FSC)
       SMD   -ptb-    1096
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval. THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, not withstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
   (i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, the fund would hold more than 10% of the outstanding voting securities of that issuer.
(iii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iv) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(v) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(vi) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vii) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(viii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply (i) to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or
merger,    or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.
(ix) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(x) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the fund's net assets. Included in that amount, but not to exceed 2% of the fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(xi) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(xii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitations (4) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
   For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
For purposes of limitation (ix), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page
 .
AFFILIATED BANK TRANSACTIONS. The fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
DELAYED-DELIVERY TRANSACTIONS. The fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by the fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The fund may receive fees for entering into delayed-delivery transactions.
When purchasing securities on a delayed-delivery basis, the fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the fund's other investments. If the fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could suffer a loss.
The fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.
FEDERALLY TAXABLE OBLIGATIONS. Under normal conditions, the fund does not intend to invest in securities whose interest is federally taxable. However, from time to time on a temporary basis, the fund may invest a portion of its assets in fixed-income obligations whose interest is subject to federal income tax.
Should the fund invest in federally taxable obligations, it would purchase securities that in FMR's judgment are of high quality. These would include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements. The fund's standards for high-quality, taxable obligations are essentially the same as those described by Moody's Investors Service (Moody's) in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by Standard & Poor's (S&P) in rating corporate obligations within its two highest ratings of A-1 and A-2. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before the Maryland legislature that would affect the state tax treatment of the fund's distributions. If such proposals were enacted, the availability of municipal obligations and the value of the fund's holdings would be affected and the Trustees would reevaluate the fund's investment objective and policies.
FUTURES AND OPTIONS. The following sections pertain to futures and options:
Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will comply with
guidelines established by the    SEC     with respect to coverage of
options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS. The fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the fund's current or anticipated investments exactly. The fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. When the fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The fund    has filed
a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission
(CFTC) and the National Futures Association, which regulate trading in the
futures markets   .     The fund intends to comply with Rule 4.5 under the
Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition, the fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the fund's access to other assets held to cover its options or futures positions could also be impaired.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. The fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. When the fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the fund will be required to make margin payments to an FCM as described above for futures contracts. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates the fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of the fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of the fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by the fund to be illiquid include over-the-counter options. Also, FMR may determine some restricted securities and municipal lease obligations to be illiquid. However, with respect to over-the-counter options the fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.
INDEXED SECURITIES. The fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change. One example of indexed securities is inverse floaters.
The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments.
INTERFUND BORROWING    AND LENDING     PROGRAM. Pursuant to an exemptive
order issued by the SEC, the fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates, but
   it currently intends to     participate in    this     program only as a
borrower. Interfund borrowings normally extend overnight, but can have a
maximum duration of seven days.    The     fund will borrow through the
program only when the costs are equal to or lower than the costs of bank
loans. Loans may be called on one day's notice, and    the     fund may
have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.
INVERSE FLOATERS have variable interest rates that typically move in the opposite direction from prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and vice versa. This interest rate feature can make the prices of inverse floaters considerably more volatile than bonds with comparable maturities.
LOWER-QUALITY MUNICIPAL SECURITIES. The fund may invest a portion of its assets in lower-quality municipal securities as described in the Prospectus.
While the market for Maryland municipals is considered to be adequate, adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the fund to value its portfolio securities, and the fund's ability to dispose of lower-quality bonds. The outside pricing services are monitored by FMR and reported to the Board to determine whether the services are furnishing prices that accurately reflect fair value. The impact of changing investor perceptions may be especially pronounced in markets where municipal securities are thinly traded.
The fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
MARKET DISRUPTION RISK. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund.
MUNICIPAL SECTORS:
HEALTH CARE. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.
HOUSING. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.
TRANSPORTATION. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.
MUNICIPAL LEASES and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, the fund will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.
Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.
REFUNDING CONTRACTS. The fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. The fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). The fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, the fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect the fund from risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to the fund in connection with bankruptcy proceedings), it is the fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by FMR. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage.
STANDBY COMMITMENTS are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The fund may acquire standby commitments to enhance the liquidity of portfolio securities.
Ordinarily the fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. The fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.
Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.
Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the fund; and the possibility that the maturities of the underlying securities may be different from those of the commitments. TENDER OPTION BONDS are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, the fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds for the fund, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.
VARIABLE OR FLOATING RATE OBLIGATIONS, including certain participation interests in municipal instruments, have interest rate adjustment formulas that help stabilize their market values. Many variable and floating rate instruments also carry demand features that permit the fund to sell them at par value plus accrued interest on short notice.
In many instances bonds and participation interests have tender options or demand features that permit the fund to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. The fund considers variable rate instruments structured in this way (Participating VRDOs) to be essentially equivalent to other VRDOs it purchases. The IRS has not ruled whether the interest on Participating VRDOs is tax-exempt and, accordingly, the fund intends to purchase these instruments based on opinions of bond counsel. A fund may also invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise.
ZERO COUPON BONDS do not make regular interest payments. Instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, the fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.
SPECIAL CONSIDERATIONS    AFFECTING     MARYLAND
According to 1990 Census reports, Maryland's population in that year was 4,797,893, reflecting an increase of 13.8% from the 1980 Census. Maryland's population is concentrated in urban areas; the eight counties and Baltimore City located in the Baltimore and Washington Corridor contain 37.4% of the State's land area and 83.3% of its population. The estimated 1990 population for the Baltimore Standard Metropolitan Statistical Area was 2,355,197 and for the Maryland portion of the Washington Standard Metropolitan Statistical Area, 1,642,348. Overall Maryland's population per
square mile in 1990 was 487.7.    The Maryland Office of Planning reported
that the total population of the State of Maryland had risen to 5,042,000 in 1995.
Total personal income in Maryland grew at annual rates between 8.1% and
   9.3    % in each of the years 1986 through    1989    , but fell
   to     a rate of    3.1    % in 1991. The rate in 1992, however,
increased by 4.3% and increased by an additional    4.0    % in 1993,
   4.9% in 1994, and 5.1% in 1995.     Similarly, per capita personal
income, which had grown at a rate of no lower than 6.2% for the period from 1972 to 1989, grew at a rate of 4.7% in 1990 and 1.8% in 1991. The annual
rate in 1992, however, increased by    3.3    % and an additional
   3.0    % in 1993,    3.9% in 1994, and 4.3% in 1995    . Unemployment in
Maryland peaked in 1982 at    8.4    %, then decreased steadily to a low of
3.7% in 1989. In 1990, unemployment increased to 4.7%, and increased
further to    6.0    % in 1991 and    6.7    % in 1992 before dropping to
6.2% in 1993, and further dropping to    5.1    % in 1994    where it
remained in 1995    .
Retail sales in Maryland dropped by    2.1    % in 1991, but rebounded and
grew by    0.3    % in 1992,    6.2    % in 1993,    9.2% in 1994, and 2.3%
in 1995    , versus nationwide growth of    0.6%, 5.2%, 6.3%, 7.5%, and
4.9%     in such years, respectively.
Services (including mining), wholesale and retail trade, government and manufacturing (primarily painting and publishing, food and kindred products, instruments and related products, industrial machinery, electronic equipment and chemical and allied products) are the leading areas of employment in the State of Maryland. In contrast to the nation as a whole, more people in Maryland are employed in government than in
manufacturing (   19.4    % versus    8.1    % in    1995 in Maryland
compared to 16.5% versus 15.8% in the U.S. as a whole    ). Between    1975
and 1995    , total manufacturing wage    and salary employment
decreased by    23.6    %, while total nonmanufacturing wage    and salary
employment     increased    60.5    %.
The State's total expenditures for the fiscal years ending June 30, 1993, 1994, and 1995 were $11.8 billion, $12.4 billion, and $13.3 billion,
respectively. Total expenditures for fiscal year    1996 were estimated at
$14.6 billion as of June 5, 1996    . The State's General Fund,
representing 55%-60% of each year's total budget, had on a budgetary basis
   an unreserved     deficit of $56 million in fiscal year 1992,    and
unreserved     surpluses of $11 million, $60 million, and $133 million in
fiscal    years 1993, 1994, and 1995, respectively    . The Governor of
Maryland reduced fiscal year 1993 appropriations by approximately $56
million to offset the fiscal year 1992 deficit. As of March    11,
1996    ,    the Board of Revenue Estimates lowered the estimate of fiscal year 1996 general fund revenues by a total of $148 million. The State has effected a plan to address this shortfall by reducing appropriations and transferring other available money (including $78 million from the Revenue Stabilization Account of the State Reserve Fund) into the general fund.
The State Constitution mandates a balanced budget.
On    April 3, 1996    , the    General Assembly approved the budget
for     fiscal year 1996. The Budget includes $   2.9     billion in aid to
local governments (reflecting a $   121.5     million increase in funding
over    1996     that provides for substantial increases in education,
health and police aid), and $   13.2     million in General Fund deficiency
appropriations for fiscal year 1996.    Based on     the    1997
Budget, it i   s     estimated that the General Fund surplus on a budgetary
basis at June 30,    1997 will     be approximately $   800     thousand.
In addition, it    is     estimated that the balance in the Revenue
Stabilization Account of the State Reserve Fund at June 30,    1997
will     be $   465     million.
The State of Maryland and its various political subdivisions issue a number of different kinds of municipal obligations, including general obligation bonds, supported by tax collections, revenue bonds payable from certain identified tax levies or revenue streams, conduit revenue bonds payable from the repayment of certain loans to authorized entities such as hospitals and universities, and certificates of participation in tax-exempt municipal leases.
The State of Maryland issues general obligation bonds, which are payable from ad valorem property taxes. The State Constitution prohibits the contracting of State debt unless the debt is authorized by law levying an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt has been paid. The State also enters into lease-purchase agreements, in which participation interests are often sold publicly as individual securities.
As of    August 1995    , the State's general obligation bonds were rated
"Aaa" by Moody's Investors Service, (Moody's), "AAA" by Standard & Poor's
(S&P), and "AAA" by Fitch Investors Service,    L.P    . (Fitch).
The Maryland Department of Transportation issues Consolidated Transportation Bonds, which are payable out of specific excise taxes, motor vehicle taxes, and corporate income taxes, and from the general revenues of the Department. Issued to finance highway, port, transit, rail or aviation
facilities, as of    August 1996    , these bonds were rated "Aa" by
Moody's, "AA" by S&P, and "AA" by Fitch. The Maryland Transportation Authority, a unit of the Department, issues its own revenue bonds for transportation facilities, which are payable from certain highway, bridge and tunnel tolls. These bonds were rated "A1" by Moody's and "A+" by S&P as
of    August 1996    .
Other State Agencies which issue municipal obligations include the Maryland Stadium Authority, which has issued bonds payable from sports facility lease revenues and certain lottery revenues, the Maryland Water Quality Financing Administration, which issues bonds to provide loans to local governments for wastewater control projects, the Community Development Administration of the Department of Housing and Community Development, which issues mortgage revenue bonds for housing, the Maryland Environmental Service, which issues bonds secured by the revenues from its various water supply, wastewater treatment and waste management projects, and the various public institutions of higher education in Maryland (which include the University of Maryland System, Morgan State University, and St. Mary's College of Maryland) which issue their own revenue bonds. None of these bonds constitute debts or pledges of the full faith and credit of the State of Maryland. The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the quality of obligations backed by the full faith and credit of the State.
In addition, the Maryland Health and Higher Educational Facilities Authority and the Maryland Industrial Development Financing Authority issue conduit revenue bonds, the proceeds of which are lent to borrowers eligible under relevant state and federal law. These bonds are payable solely from the loan payments made by borrowers, and their credit quality varies with the financial strengths of the respective borrowers.
Maryland has 24 geographical subdivisions, composed of 23 counties plus the independent City of Baltimore, which functions much like a county. Some of the counties and the City of Baltimore operate pursuant to the provisions of codes of their own adoption, while others operate pursuant to State-approved charters and State statutes.
Maryland counties and the City of Baltimore receive most of their revenues from ad valorem taxes on real and personal property, individual income taxes, transfer taxes, miscellaneous taxes and aid from the State. Their expenditures include public safety, public works, health, public welfare, court and correctional services, education and general governmental costs. The economic factors affecting the State, as discussed above, also have affected the counties and the City of Baltimore. In addition, reductions in State aid caused by State budget deficits have caused the local governments to trim expenditures and, in some cases, raise taxes.
According to recent available ratings, general obligation bonds of Montgomery County (abutting Washington, D.C.) are rated "Aaa" by Moody's and "AAA" by S&P. Prince George's County, also in the Washington, D.C.
suburbs, issues general obligation bonds rated    "A1    " by Moody's and
"AA-" by S&P, while Baltimore County, a separate political subdivision surrounding the City of Baltimore, issues general obligation bonds rated
"Aaa" by Moody's and "   AAA    " by S&P. The City of Baltimore's general
obligation bonds are rated "A1" by Moody's and "A" by S&P. The other counties in Maryland all have general obligation bond ratings of "A" or better, except for Allegany County, the bonds of which are rated "Baa" by Moody's. The Washington Suburban Sanitary District, a bi-county agency providing water and sewerage services in Montgomery and Prince George's counties, issues general obligation bonds rated "Aa1" by Moody's and "AA"
by S&P as of    August 1996    . Additionally, some of the large municipal
corporations in Maryland (such as the cities of Rockville and Annapolis) have issued general obligation bonds. There can be no assurance that these ratings will continue.
Many of Maryland's counties have established subsidiary agencies with bond issuing powers, such as housing authorities, parking revenue authorities, and industrial development authorities. In addition, all Maryland municipalities have the authority under State law to issue conduit revenue bonds. These entities are subject to various economic risks and uncertainties and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.
SPECIAL    CONSIDERATIONS     AFFECTING PUERTO RICO
The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the Commonwealth or Puerto Rico) and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico, its
agencies and instrumentalities, available    as of     the date of this
SAI. FMR has not independently verified any of the information contained in such official statements, prospectuses, and other publicly available documents, but it is not aware of any fact which would render such information materially inaccurate.
The economy of Puerto Rico is closely integrated with that of the United States. In fiscal 1994, trade with the United States accounted for approximately 87% of Puerto Rico's exports and approximately 67% of its imports. In this regard, Puerto Rico experienced a $4.3 billion positive adjusted merchandise trade balance in fiscal 1994.
Since fiscal    1985    , personal income, both aggregate and per capita,
have increased consistently each fiscal year. In fiscal    1994, aggregate
personal income was $25.7 billion and personal income per capita was $7,047. Gross domestic product in fiscal year 1991, 1992, 1993, 1994, and 1995 was $22.8 billion, $23.7 billion, $25.2 billion, $26.6 billion, and $28.3 billion, respectively. For fiscal 1996, an increase in gross product
of 2.7% over fiscal 1995 is forecasted.     However, actual growth in the
Puerto Rico economy will depend on several factors, including the
   state     of the U.S. economy, the exchange rate for the U.S.    dollar,
increases in exports and visitors to the Commonwealth, the     price
stability of oil imports,    the level of federal transfers    , and    the
cost of borrowing    . Due    to uncertainties with respec    t to these
factors, there is no assurance that the economy of Puerto Rico will continue to grow.
Puerto Rico's economy continued to expand throughout the five year period
from fiscal    1990     through fiscal    1994    . While trends in the
Puerto Rico economy generally follow those of the United States, Puerto
Rico did not experience a recession    in 1991. This was     primarily
because of    low oil prices, low interest rates, and Puerto Rico'    s
strong manufacturing base, which has a large component of non-cyclical
industries. Other factors    in     the continued expansion included
Commonwealth-sponsored economic development programs, stable prices of oil
imports, low exchange rates for the U.S. dollar,    the level of federal
transfers    , and the relatively low cost of borrowing funds during that period.
Puerto Rico has made marked improvements in fighting unemployment.
   Nonetheless, although unemployment is at relatively low historical levels for the Commonwealth, it remains above the U.S. average. The unemployment rate declined from 16.0% to 13.8% from fiscal 1994 to fiscal 1995. As of October 1995, the unemployment rate stood at 15.0%. Despite this relative downturn, there is a possibility that the unemployment rate will increase if there are changes in factors that directly impact the economy of Puerto Rico.
The economy of Puerto Rico has undergone a transformation in the later half of this century from one centered around agriculture to one dominated by the manufacturing and service industries. Manufacturing is the cornerstone
of Puerto Rico's economy    and accounted     for $   16.3 billion or
41.5    % of gross domestic product in fiscal    1994    . However,
manufacturing has experienced a basic change over the years as a result of the influx of higher wage, high technology industries such as pharmaceuticals, electronics, computers, microprocessors, scientific instruments, and high technology machinery. The service sector, which includes wholesale and retail trade, finance and real estate, ranks second
in its contribution to gross domestic    product and is the economic sector
that employs the greatest number of people    . In fiscal    1994    , the
service sector generated $   15     billion in gross domestic product and
employed over    478,000 people    . The government sector of the
Commonwealth    also     plays an important role in    the economy of the
island.     In fiscal    1994    , the government accounted for $   4.1
    billion of Puerto Rico's gross domestic product and provided
   22.2    % of total employment. Tourism also contributed significantly to
the island economy    and total visitor expenditures amounted to $1.8
billion     in fiscal    1995    .
Much of the development of the manufacturing sector of the economy of Puerto Rico is attributable to federal and Commonwealth tax incentives, most notably section 936 of the Internal Revenue Code of 1986, as amended (Section 936), and the Commonwealth's Industrial Incentives Program.
Section 936 currently grants U.S. corporations that meet certain criteria
and elect its application a credit    (the Section 936 credit)     against
their U.S. corporate income tax on the portion of the tax attributable to
(i) income derived from the active conduct of a trade or business in Puerto
Rico (active    business     income) or from the sale or exchange of
substantially all    of     the assets used in the active conduct of such
trade or business and (ii) qualified possession source investment income. The Industrial Incentives Program, through the 1987 Industrial Incentives Act, grants corporations engaged in certain qualified activities a fixed 90% exemption from Commonwealth income and property taxes and a 60% exemption from municipal license taxes.
Pursuant to amendments to the Internal Revenue Code (the Code) for taxable years commencing after 1993, two alternative limitations apply to the
Section 936 credit against active business income and sale of assets
   income    , as previously described. The first option    limits     the
credit against such income to 40% of the credit    allowable previous to
the amendments of 1993    , with a five-year phase-in period starting at
60% of the current    allowable credit (the Percentage Limitation)    . The
second option    limits     the allowable credit to the sum of (i) 60% of
qualified compensation paid to employees (as defined in the Code), (ii) a specified percentage of depreciation deductions, and (iii) a portion of the Puerto Rico income taxes paid by the Section 936 corporation, up to a 9%
effective tax rate    (the Economic Activity Limitation)    .
On November 17, 1995, the U.S. Congress adopted, as part of its larger federal income tax legislative package, a ten-year phase-out of the current
Section 936 credit for companies that are existing credit claimants and the elimination of the credit for companies establishing new operations in Puerto Rico and for existing companies that add a substantial new line of business. The Section 936 credit based on the Economic Activity Limitation will continue as under current law without change until tax years beginning in 2002, during which years a corporation's possession business income will be subject to a cap based on its possession income for an average adjusted base period. The credit based on the Percentage Limitation will continue as under current law until tax years beginning in 1998. In that year and thereafter, the credit based on the Percentage Limitation will be 40%, but the possession business income will be subject to a cap based on a corporation's possession income for an average adjusted base period. The
Section 936 credit is eliminated entirely for taxable years beginning in 2006. However, the credit granted to qualified possession source investment income is eliminated for taxable years beginning after December 31, 1995. President Clinton vetoed the legislation submitted by the U.S. Congress on December 7, 1995. The Administration has proposed a modification to the
Section 936 credit that would phase out the credit based on the Percentage Limitation over a five year period beginning in 1997, retain the credit based upon the Economic Activity Limitation under current law, allow a five-year carry forward of excess Section 936 credit based upon the Economic Activity Limitation, and retain the Section 936 credit granted to qualified possession source investment income under current law.
The Governor of Puerto Rico has proposed to the U.S. Congress a modification of the total elimination of the Section 936 credit by offering qualifying companies the option of the existing Section 936 credit, as amended by the U.S. House of Representatives proposal, or a new incentive program, to be available throughout the United States, including Puerto Rico. The proposal would provide such companies a credit based on qualifying wages paid, other wage-related expenses such as fringe benefits, depreciation expenses for certain tangible assets, research and development expenses, and passive investment income from qualifying investments in the subject jurisdiction, so long as the company's employees are in an "economically developing" jurisdiction in which prevailing per capita income is substantially below the national average, among other things. The credit granted to qualifying companies would continue in effect until the jurisdiction shows, among other things, substantial economic improvement in terms of the specified economic parameters. The Governor's proposal is not currently included in either the legislation adopted by the U.S. Congress on November 17, 1995 or in the Administration's proposal. It is not possible at this time to determine the final legislative changes that may be made to Section 936 or the effect that this will have on the long-term outlook for the economy of Puerto Rico.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of the funds by FMR pursuant to authority contained in the fund's management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.
The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to FMR in rendering investment management services to the fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund, or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI), a subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules. The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal years ended August 31,    1996     and 1995, the fund's
portfolio turnover rates were    74    % and 72%, respectively.
For    the     fiscal    years ended August 31,     1996, 1995, and 1994,
the fund paid    no     brokerage commissions   .
During    the     fiscal    year ended August 31,     1996, the fund paid
   no fees     to brokerage firms that provided research services   .
From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR, investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION OF PORTFOLIO SECURITIES
Valuations of portfolio securities furnished by the pricing service employed by the fund are based upon a computerized matrix system or appraisals by the pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. The methods used by the pricing service and the quality of valuations so established are reviewed by officers of the fund and FSC under the general supervision of the Board of Trustees. There are a number of pricing services available, and the Trustees, or officers acting on behalf of the Trustees, on the basis of on-going evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part. Futures contracts and options are valued on the basis of market quotations if available.
PERFORMANCE
The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost. YIELD CALCULATIONS. Yields for the fund are computed by dividing the fund's interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's net asset value (NAV) at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Yields do not reflect the fund's .50% redemption fee, which applies to shares held less than 180 days. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.
Income calculated for the purposes of calculating the fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
The fund's tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment before taxes to equal the fund's tax-free yield. Tax-equivalent yields are calculated by dividing the fund's yield by the result of one minus a stated federal or combined federal and state tax rate. If only a portion of the fund's yield is tax-exempt, only that portion is adjusted in the calculation.
The following tables show the effect of a shareholder's tax status on
effective yield under federal and state income tax laws for    1996    .
The second table shows the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of hypothetical tax-exempt obligations yielding from 3% to 7%. Of course, no assurance can be given that the fund will achieve any specific tax-exempt yield. While the fund invests principally in obligations whose interest is exempt from federal and state income tax, other income received by the fund may be taxable. The tables do not take into account local taxes, if any, payable on fund distributions.
Use the first table to find your approximate effective tax bracket taking
into account federal and state taxes for    1996    .
   1996     TAX RATES

Taxable Income*                                    Federal Maryland Combined
                                                   Income  Marginal Maryland and
                                                   Tax     Rate
                                                   Bracket          Federal Income
                                                                    Tax Bracket**

Single Return             Joint Return

$24,001    - $     58,150 $40,101    -     $96,900 28%     8%       33.76%

 58,151    -     121,300  96,901    -     147,700  31%     8%       36.52%

 121,301    -     263,750 147,701    -     263,750 36%     8%       41.12%

 263,751    +             263,751    +             39.6%   8%       44.43%


* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.
** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.
Combined Maryland and federal effective tax brackets take into account the highest combined Maryland state and county income tax rate of 8.00%.
For Allegany, Mont   go    mery, St. Mary's, Somerset, Talbot, and Wicomico
counties, the county income tax rate is equal to 60% of Maryland state taxes. For Prince George's County, the county income tax rate is 58% of the state tax. For Baltimore and Queen Anne's counties, the county income tax rate is 55% of the state tax. For Worcester county, the county income tax rate is 30% of the state tax. The county income tax rate for the remaining counties of the State of Maryland, as well as the city of Baltimore, is 50% of the state tax. Figures are tax-effected to reflect the federal tax benefit for persons who itemize deductions.
Having determined your effective tax bracket, use the following table to determine the tax-equivalent yield for a given tax-free yield.

             If your effective combined federal and state personal tax rate in 1996 is:

                   33.76%   36.52%   41.12%   44.43%

To match these

tax-free yields:   Your taxable investment would have to earn the following yield:

 3%                4.53%    4.73%    5.10%    5.40%

 4%                6.04%    6.30%    6.79%    7.20%

 5%                7.55%    7.88%    8.49%    9.00%

 6%                9.06%    9.45%    10.19%   10.80%

 7%                10.57%   11.03%   11.89%   12.60%

The fund may invest a portion of its assets in obligations that are subject to state or federal income taxes. When the fund invests in these obligations, its tax-equivalent yield will be lower. In the table above, the tax-equivalent yields are calculated assuming investments are 100%
federally and state tax-free.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may or may not include the effect of the fund's .50% redemption fee on shares held less than 180 days. Excluding the fund's redemption fee from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration, and may omit or include the effect of the $5.00 account closeout fee.
NET ASSET VALUE. Charts and graphs using the fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, the fund's adjusted NAVs are not adjusted for sales charges, if any.
HISTORICAL FUND RESULTS. The following tables show the fund's yields, tax-equivalent yields, and total returns for periods ended August 31, 1996.
Total return figures include the effect of the $5.00 account closeout fee based on an average size account, but not the fund's .50% redemption fee, applicable to shares held less than 180 days.
The tax-equivalent yield is based on a combined effective federal and state
income tax rate of    41.12%.     Note that the fund may invest in
securities whose income is subject to the federal alternative minimum tax.


                  Average Annual Total Returns               Cumulative Total Returns



      Thirty-Da       Tax-                  One             Life of               One             Life of
      y               Equivalent            Year            Fund*                 Year            Fund*
      Yield           Yield



          4.70    %       7.98    %             5.11    %       5.06    %             5.11    %       18.07    %


* From April 22, 1993 (commencement of operations).
Note: If FMR had not reimbursed certain fund expenses during these periods, the fund's total returns would have been lower.
The following table shows the income and capital elements of the fund's cumulative total return. The table compares the fund's return to the record
of the Standard & Poor's 500 Index (S&P 500   (registered trademark)), the
Dow Jones Industrial Average (DJIA), and the cost of living (measured by the Consumer Price Index, or CPI) over the same period. The CPI information is as of the month end closest to the initial investment date for the fund. The S&P 500 and DJIA comparisons are provided to show how the fund's total return compared to the record of a broad average of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Of course, since the fund invests in fixed-income securities, common stocks represent a different type of investment from the fund. Common stocks generally offer greater growth potential than the fund, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as the fund. Figures for the S&P 500 and DJIA are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of paying brokerage commissions or other costs of investing.
During the period from April 22, 1993 (commencement of operations) to
August 31,    1996    , a hypothetical $10,000 investment in Spartan
Maryland Municipal Income would have grown to $   11,809    , assuming all
distributions were reinvested. This was a period of fluctuating interest rates and bond prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.

SPARTAN MARYLAND MUNICIPAL INCOME FUND                           INDICES





Period
 Ended    Value of         Value of         Value of        Total             S&P 500           DJIA              Cost of
August 31 Initial          Reinvested       Reinvested      Value                                                 Living   **
          $10,000          Dividend         Capital Gain
          Investment       Distributions    Distributions







1996      $    9,850       $    1,939       $    20         $    11,809       $    16,069       $    17,778          $ 10,924

1995      $    9,840       $    1,374       $    20         $    11,234       $    13,535       $    14,278       $    10,618

1994      $    9,640       $    736         $    19         $    10,395       $    11,145       $    11,812       $    10,347

1993*     $    10,350      $    199         $    0          $    10,549       $    10,567       $    10,725       $    10,056


* From April 22, 1993 (commencement of operations).
   ** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on April 22, 1993, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   11,952    . If distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller, and
cash payments for the period would have amounted to $   1,765     for
dividends and $   20     for capital gains distributions. Tax consequences
of different investments have not been factored into the above figures. The figures in the table do not reflect the effect of the fund's $5.00 account closeout fee or the fund's .50% redemption fee applicable to shares held less than 180 days.
PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the
performance of mutual funds.    Generally,     Lipper    rankings     are
based on total return,    assume     reinvestment of distributions,    do
not     take sales charges or redemption fees into consideration, and
   are     prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, the fund's performance may be compared to stock, bond, and money market mutual
fund performance indices prepared by Lipper or other organizations.    The
fund may be compared to the Lehman Brothers Municipal Bond Index, a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. Issues included in the index have a minimum credit rating of Baa and a maturity of at least one year. Subsequent to December 31, 1995, zero coupon bonds and issues subject to the alternative minimum tax are included in the index. The fund may also be compared to the Lehman Brothers Maryland 4 Plus Year Municipal Bond Index which includes Maryland investment-grade municipal bonds in the Lehman Brothers Municipal Bond
Index with maturities of four years or greater.     When comparing these
indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. The fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
A fund may compare its performance or the performance of securities in
which it may invest to averages published by IBC    Financial Data    ,
Inc. of Ashland, Massachusetts. These averages assume reinvestment of
distributions. The    IBC    's MONEY FUND    REPORT
AVERAGES(trademark)/All Tax-Free, which is reported in    IBC'    s MONEY
FUND REPORT(registered trademark), covers    412     tax-free money market
funds. The    IBC's     Bond Fund Report AverageS(trademark)/Municipals,
which is reported in    IBC'    s BOND FUND REPORT(registered trademark),
covers    567     municipal bond funds. When evaluating comparisons to
money market funds, investors should consider the relevant differences in investment objectives and policies. Specifically, money market funds invest in short-term, high-quality instruments and seek to maintain a stable $1.00 share price. The fund, however, invests in longer-term instruments and its share price changes daily in response to a variety of factors.
The fund may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike tax-free mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The initial investment requirements and sales charges of many tax-free mutual funds are lower than the purchase cost of individual municipal bonds, which are generally issued in $5,000 denominations and are subject to direct brokerage costs.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; charitable giving; and the Fidelity credit card. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.
VOLATILITY. The fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the fund may also discuss or illustrate examples of interest rate sensitivity. MOMENTUM INDICATORS indicate the fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
As of August 31,    1996    , FMR advised over $   27     billion in
tax-free fund assets, $   90     billion in money market fund assets,
$   271 b    illion in equity fund assets, $   55     billion in
international fund assets, and $   24     billion in Spartan fund assets.
The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, each fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield. ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
The fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1996: New Year's Day, President's Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, the fund will not process wire purchases and redemptions on days when the Federal Reserve Wire System is closed.
FSC normally determines the fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of the fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. Pursuant to Rule 11a-3 under the Investment Company Act of 1940 (the 1940
Act), the fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, the fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. To the extent that the fund's income is designated as federally tax-exempt interest, the daily dividends declared by the fund are also federally tax-exempt. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. These gains will be taxed as ordinary income. The fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (if any) for the prior year.
Shareholders are required to report tax-exempt income on their federal tax returns. Shareholders who earn other income, such as Social Security benefits, may be subject to federal income tax on up to 85% of such benefits to the extent that their income, including tax-exempt income, exceeds certain base amounts.
The fund purchases municipal securities whose interest FMR believes is free from federal income tax. Generally, issuers or other parties have entered into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.
As a result of the Tax Reform Act of 1986, interest on certain "private activity" securities is subject to the federal alternative minimum tax
(AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities will be considered tax-exempt for purposes of the fund's policies of investing so that at least 80% of its income is free from federal income tax. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any. Private activity securities issued after August 7, 1986 to benefit a private or industrial user or to finance a private facility are affected by this rule.
A portion of the gain on bonds purchased with market discount after April 30, 1993 and short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains. Dividend distributions resulting from a recharacterization of gain from the sale of bonds purchased with market discount after April 30, 1993 are not considered income for purposes of the fund's policy of investing so that at least 80% of its income is free from federal income tax.
Corporate investors should note that a tax preference item for purposes of the corporate AMT is 75% of the amount by which adjusted current earnings (which includes tax-exempt interest) exceeds the alternative minimum taxable income of the corporation. If a shareholder receives an exempt-interest dividend and sells shares at a loss after holding them for a period of six months or less, the loss will be disallowed to the extent of the amount of exempt-interest dividend.
MARYLAND TAX MATTERS. To the extent that dividends paid by the fund qualify as exempt-interest dividends of a regulated investment company, the portion of exempt-interest dividends that represents interest received by the fund on obligations (a) of Maryland or its political subdivisions and authorities, or (b) of the United States or an authority, commission, instrumentality, possession or territory of the United States, will be exempt from Maryland state and local income taxes when allocated or distributed to a shareholder of the fund.
 In addition, gains realized by the fund from the sale or exchange of a bond issued by Maryland or a political subdivision of Maryland, or by the United States or an authority, commission or instrumentality of the United States, will not be subject to Maryland state and local income taxes. To the extent that distributions of the fund are attributable to sources other than those described in the preceding sentences, such as interest received by the fund on obligations issued by states other than Maryland or capital gains realized on obligations issued by U.S. territories and possessions and from states other than Maryland, and income earned on repurchase agreements, such distributions will be subject to Maryland state and local income taxes. Income earned on certain private activity bonds which the fund might hold will constitute a Maryland tax preference for individual shareholders. In addition, capital gains realized by a shareholder upon a redemption or exchange of fund shares will be subject to Maryland state and local income taxes.
Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder of the fund to purchase or carry shares of the fund will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains.
As of August 31,    1996    , the fund had a capital loss carryforward
aggregating approximately $   1,785,000    . This loss carryforward, of
which $   424,300    , and $   1,360,700     will expire on August 31,
   2003     and    2004    , respectively, is available to offset future
capital gains.
TAX STATUS OF THE FUND. The fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis. The fund intends to comply with other tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of the fund's gross income for each fiscal year. Gains from some futures contracts and options are included in this 30% calculation, which may limit the fund's investments in such instruments. The fund is treated as a separate entity from the other funds of Fidelity Union Street Trust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions as follows: FSC, which is the transfer and shareholder servicing agent for certain of the funds advised by FMR; Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for institutional customers and funds sold through intermediaries; and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees,    Members of the Advisory Board    , and executive officers
of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last
five years. All persons named as Trustees and    Members of the Advisory
Board     also serve in similar capacities for other funds advised by FMR.
The business address of each Trustee and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The
business address of all the other Trustees and    Members of the Advisory
Board     is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts
02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*). *EDWARD C. JOHNSON 3d (66), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
*J. GARY BURKHEAD (55), Trustee and Senior Vice President, is President of FMR; and President and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc. RALPH F. COX (64), Trustee (1991), is a management consultant
   (1994) . Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of
Sanifill Corporation (non-hazardous waste,    1993), CH2M Hill Companies
(engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition,
he     is a member of advisory boards of Texas A&M University and the
University of Texas at Austin.
PHYLLIS BURKE DAVIS (64), Trustee (1992). Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
RICHARD J. FLYNN (72), Trustee    and Chairman of the non-interested
Trustees    , is a financial consultant. Prior to September 1986, Mr. Flynn was Vice Chairman and a Director of the Norton Company (manufacturer of industrial devices). He is currently a Trustee of College of the Holy Cross and Old Sturbridge Village, Inc., and he previously served as a Director of Mechanics Bank (1971-1995).
E. BRADLEY JONES (68), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Cleveland-Cliffs Inc (mining), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and marketing, 1985-1995) and Hyster-Yale Materials Handling, Inc. (1985-1995). In addition, he serves as a Trustee of First Union Real Estate Investments, a Trustee and member of the Executive Committee of the Cleveland Clinic Foundation, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (63), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Vice Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice
Section (1995),    and as a Public Governor of the National Association of
Securities Dealers, Inc. (1996).
*PETER S. LYNCH (53), Trustee, is Vice Chairman and Director of FMR (1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). He is a Director of W.R. Grace & Co. (chemicals) and Morrison Knudsen Corporation (engineering and construction). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
GERALD C. McDONOUGH (67), Trustee and Vice-Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Prior to his retirement in July 1988, he was Chairman and Chief Executive Officer of Leaseway Transportation Corp. (physical distribution
services).    Mr. McDonough is a Director of Brush-Wellman Inc. (metal
refining), York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust,
1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996. EDWARD H. MALONE (71), Trustee. Prior to his retirement in 1985, Mr. Malone was Chairman, General Electric Investment Corporation and a Vice President of General Electric Company. He is a Director of Allegheny Power Systems, Inc. (electric utility), General Re Corporation (reinsurance) and Mattel Inc. (toy manufacturer). In addition, he serves as a Trustee of the Naples Philharmonic Center for the Arts and Rensselaer Polytechnic Institute, and he is a member of the Advisory Boards of Butler Capital Corporation Funds and Warburg, Pincus Partnership Funds.
MARVIN L. MANN (63), Trustee (1993) is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet.
THOMAS R. WILLIAMS (67), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of BellSouth Corporation (telecommunications), ConAgra, Inc. (agricultural products), Fisher Business Systems, Inc. (computer software), Georgia Power Company (electric utility), Gerber Alley & Associates, Inc. (computer software), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
   WILLIAM O. McCOY (62), Member of the Advisory Board (1996), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Weeks Corporation of Atlanta (real estate,
1994), and Carolina Power and Light Company (electric utility, 1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan Flager Business School (University of North Carolina at Chapel Hill).
FRED L. HENNING   , JR    . (57), Vice President, is Vice President of
Fidelity's fixed-income    funds     (1995) and Senior Vice President of
FMR    (1995).
ARTHUR S. LORING (48), Secretary, is Senior Vice President (1993) and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
KENNETH A. RATHGEBER (49), Treasurer (1995), is Treasurer of the Fidelity funds and is an employee of FMR (1995). Before joining FMR, Mr. Rathgeber was a Vice President of Goldman Sachs & Co. (1978-1995), where he served in various positions, including Vice President of Proprietary Accounting (1988-1992), Global Co-Controller (1992-1994), and Chief Operations Officer of Goldman Sachs (Asia) LLC (1994-1995).
JOHN H. COSTELLO (50), Assistant Treasurer, is an employee of FMR.
LEONARD M. RUSH (50), Assistant Treasurer (1994), is an employee of FMR
(1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation of each current Trustee of the fund for his or her services as Trustee for the
fiscal year ended August 31,    1996    .
      COMPENSATION TABLE


Trustees                  Aggregate       Pension or           Estimated Annual    Total
                          Compensation    Retirement           Benefits Upon       Compensation
                          from            Benefits Accrued     Retirement from     from the Fund
                          the Fund        as Part of Fund      the Fund Complex*   Complex*
                                          Expenses from the
                                          Fund Complex*

J. Gary Burkhead **       $ 0             $ 0                  $ 0                 $ 0

Ralph F. Cox                  16           5,200                52,000              128,000

Phyllis Burke Davis           16           5,200                52,000              125,000

Richard J. Flynn              21           0                    52,000              160,500

Edward C. Johnson 3d **    0               0                    0                   0

E. Bradley Jones              16           5,200                49,400              128,000

Donald J. Kirk                16           5,200                52,000              129,500

Peter S. Lynch **          0               0                    0                   0

Gerald C. McDonough           16           5,200                52,000              128,000

Edward H. Malone              16           5,200                44,200              128,000

Marvin L. Mann                16           5,200                52,000              128,000

Thomas R. Williams            16           5,200                52,000              125,000

   William O. McCoy           5              N/A                  N/A                  0


* Information is as of December 31,    1995 for 219     funds in the
complex.
** Interested trustees of the fund are compensated by FMR.
The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on the fund's assets, liabilities, and net income per share, and will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. The fund may invest in such designated securities under the Plan without shareholder approval. Only non-interested Trustees are eligible to participate in the Plan.
Under a retirement program adopted in July 1988    and modified in November
1995, each non-interested Trustees, may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee becomes eligible to participate in the program at the end of the calendar year in which he or she reaches age 72, provided that, at the time of retirement, he or she has served as a
Fidelity fund Trustee     for at least five years. Currently, Messrs. Ralph
S. Saul, William R. Spaulding, Bertram H. Witham, and David L. Yunich, all former non-interested Trustees, receive retirement benefits under the program.
On August 31,    1996,     the Trustees and officers of the fund owned, in
the aggregate, less than    1    % of the fund's total outstanding shares.
MANAGEMENT CONTRACT
The fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
FMR is responsible for the payment of all expenses of the fund with certain exceptions. Specific expenses payable by FMR include, without limitation, expenses for the typesetting, printing, and mailing proxy materials to
shareholders; legal expenses, and the fees of the custodian, auditor    and
    interested Trustees; costs of typesetting, printing, and mailing prospectuses and statements of additional information, notices and reports to shareholders; the fund's proportionate share of insurance premiums and Investment Company Institute dues. FMR also provides for transfer agent and dividend disbursing services and portfolio and general accounting record maintenance through FSC.
FMR pays all other expenses of the fund with the following exceptions: fees and expenses of all Trustees of the trust who are not "interested persons" of the trust or FMR (the non-interested Trustees); interest on borrowings; taxes; brokerage commissions (if any); and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify the officers and Trustees with respect to litigation.
FMR is the fund's manager pursuant to a management contract dated March 18, 1993, which was approved by FMR, the then sole shareholder on March 18, 1993. The management fee paid to FMR is reduced by an amount equal to the
fees and expenses    paid by the fund to     the non-interested Trustees.
For the services of FMR under the contract, the fund pays FMR a monthly management fee at the annual rate of .55% of the average net assets of the fund throughout the month. For the fiscal years ended August 31, 1996,
1995, and 1994, FMR received $   251,668    , $   220,902    , and
$   215,295    , respectively, after reduction of fees and expenses paid by the fund to the non-interested Trustees.
FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase the fund's total returns and yield and repayment of the reimbursement by the fund will lower its total returns and yield. During the fiscal periods reported, FMR voluntarily agreed to reimburse the fund to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The table below identifies the amount of reimbursement, the levels of and periods for such reimbursement, and the dollar amount reimbursed by FMR for each period.
                                             Expense
      From                To                 Limitation

      September 1, 1993   May 31, 1994       .00%

      June 1, 1994        April 30, 1995     .10%

      May 1, 1995         January 31, 1996   .25%

      February 1, 1996    March 31, 1996     .40%

      Fiscal Year
                                Amount of

         ended August 31       Management Fee        Reimbursement

      1996                        $ 251,668       $    68,241

      1995                        $ 220,902       $    159,214

      1994                        $ 215,295       $    205,005

To defray shareholder service costs, FMR or its affiliates also collect the fund's $5.00 exchange fee, $5.00 account closeout fee, and $5.00 fee for wire purchases and redemptions. Shareholder transaction fees collected by FMR are indicated in the table below.
Period Ended August 31   Exchange Fees   Account Closeout Fees   Wire Fees

1996                         $ 360           $ 325                   $ 20

1995                          765             415                     50

1994                          780             260                     65

DISTRIBUTION AND SERVICE PLAN
The Trustees have approved a Distribution and Service Plan on behalf of the fund (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of a fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan also specifically recognizes that FMR, either directly or through FDC, may use its management fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the fund. In addition, the Plan provides that FMR may use its resources, including its management fee revenues, to make payments to third parties that assist in selling shares of the fund, or to third parties, including banks, that render shareholder support services.
The Trustees have not authorized such payments to date.
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and have determined that there is a reasonable likelihood that the Plan will benefit the the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of the fund, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
The Plan was approved by FMR as the    then sole     shareholder    of the
fund     on March 18, 1993.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.
The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
UMB Bank, n.a. (UMB) is the fund's custodian and transfer agent. UMB has entered into a sub-contract with FSC, an affiliate of FMR, under the terms of which FSC performs the processing activities associated with providing transfer agent and shareholder servicing functions for the fund. Under this
arrangement, FSC receives    an annual account fee and an asset-based fee
each based on account size and fund type for each retail account and certain institutional accounts. With respect to certain institutional retirement accounts, FSC receives an annual account fee and an asset-based fee based on account type or fund type. These annual account fees are
subject to increase based on postal rate changes.     FSC also collects
small account fees from certain accounts with balances of less than $2,500. UMB has an additional sub-contract with FSC, pursuant to which FSC performs
the calculations necessary to determine the fund's    NAV     and dividends
and maintains the fund's accounting records.    For pricing and bookkeeping
services    , FSC receives a fee based on the fund's average net assets.
UMB is entitled to reimbursement from FMR for fees paid to FSC    because
    FMR must bear these costs pursuant to its management contract with the fund.
The fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Spartan Maryland Municipal Income Fund is a fund of Fidelity Union Street Trust, an open-end management investment company
   organized     as a Massachusetts business trust on March 1, 1974. On
April 30, 1990, the Board of Trustees voted to change the name of the trust from Fidelity Daily Income Trust to Fidelity Union Street Trust. Currently, there are eight funds of the trust: Spartan Aggressive Municipal Fund,
Spartan Short-Intermediate Municipal    Income     Fund, Spartan
Intermediate Municipal    Income     Fund, Spartan Ginnie Mae Fund, Spartan
Municipal Income    Fund    , Spartan Maryland Municipal Income Fund,
Fidelity Export Fund, and    Spartan     Arizona Municipal Income Fund. The
Declaration of Trust permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying names "Fidelity" and "Spartan" may be withdrawn.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and its funds will continue indefinitely. Each fund may invest all of its assets in another investment company.
CUSTODIAN. UMB Bank, n.a., 1010 Grand Avenue, Kansas City, Missouri, is custodian of the assets of the fund. The custodian is responsible for the
safekeeping of a fund's assets and the appointment of    any
subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in
obligations of    the     custodian and may purchase securities from or
sell securities to the custodian.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts serves as the trust's independent accountant. The auditor examines financial statements for the fund and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
The fund's financial statements, financial highlights for the fiscal year
ended August 31,    1996, and the report of the auditors thereon     are
included in the fund's Annual Report, which is a separate report supplied with this Statement of Additional Information. The fund's financial
statements, financial highlights,    and the report of the auditors
thereon     are incorporated herein by reference.
SPARTAN SHORT-INTERMEDIATE MUNICIPAL FUND
SPARTAN INTERMEDIATE MUNICIPAL FUND
SPARTAN MUNICIPAL INCOME PORTFOLIO
SPARTAN AGGRESSIVE MUNICIPAL FUND
CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER   PROSPECTUS SECTION


1            ..............................   Cover Page
             ..

2     a      ..............................   Expenses
             ..

      b, c   ..............................   Contents; The Funds at a Glance; Who May Want
             ..                               to Invest

3     a      ..............................   Financial Highlights
             ..

      b      ..............................   *
             ..

      c, d   ..............................   Performance
             ..

4     a      i.............................   Charter
             ..

             ii............................   The Funds at a Glance; Investment Principles and
             ..                               Risks

      b      ..............................   Investment Principles and Risks
             ..

      c      ..............................   Who May Want to Invest; Investment Principles
             ..                               and Risks

5     a      ..............................   Charter
             ..

      b      i.............................   Cover Page:  The Funds at a Glance; Charter;
             ..                               Doing Business with Fidelity

             ii............................   Charter
             ..

             iii...........................   Expenses; Breakdown of Expenses
             ..

      c      ..............................   Charter
             ..

      d      ..............................   Charter; Breakdown of Expenses
             ..

      e      ..............................   Cover Page; Charter
             ..

      f      ..............................   Expenses
             ..

      g      i.............................   Charter
             ..                               *
             ii............................
             ..



5A           ..............................   Performance
             ..

6     a      i.............................   Charter
             ..

             ii............................   How to Buy Shares; How to Sell Shares;
             ..                               Transaction Details; Exchange Restrictions

             iii...........................   Charter
             ..

      b      ..............................   Charter
             ..

      c      ..............................   Transaction Details; Exchange Restrictions
             ..

      d      ..............................   *
             ..

      e      ..............................   Doing Business with Fidelity; How to Buy Shares;
             ..                               How to Sell Shares; Investor Services

      f, g   ..............................   Dividends, Capital Gains, and Taxes
             ..

7     a      ..............................   Cover Page; Charter
             ..

      b      ..............................   Expenses; How to Buy Shares; Transaction Details
             ..

      c      ..............................   *
             ..

      d      ..............................   How to Buy Shares
             ..

      e      ..............................   *
             ..

      f      ..............................   Breakdown of Expenses
             ..

8            ..............................   How to Sell Shares; Investor Services; Transaction
             ..                               Details; Exchange Restrictions

9            ..............................   *
             ..


* Not Applicable
SPARTAN SHORT-INTERMEDIATE MUNICIPAL FUND
SPARTAN INTERMEDIATE MUNICIPAL FUND
SPARTAN MUNICIPAL INCOME PORTFOLIO
SPARTAN AGGRESSIVE MUNICIPAL FUND
CROSS REFERENCE SHEET
(CONTINUED)
FORM N-1A

ITEM NUMBER   STATEMENT OF ADDITIONAL INFORMATION SECTION


10, 11           .............................   Cover Page
                 ..

12               .............................   Descrption of the Trusts
                 ..

13       a - c   .............................   Investment Policies and Limitations
                 ..

         d       .............................   Portfolio Transactions
                 ..

14       a - c   .............................   Trustees and Officers
                 ..

15       a, b    .............................   *
                 ..

         c       .............................   Trustees and Officers
                 ..

16       a i     .............................   FMR, Portfolio Transactions
                 ..

           ii    .............................   Trustees and Officers
                 ..

          iii    .............................   Management Contracts
                 ..

         b       .............................   Management Contracts
                 ..

         c, d    .............................   Contracts with FMR Affiliates
                 ..

         e       .............................   *
                 ..

         f       .............................   Distribution and Service Plans
                 ..

         g       .............................   *
                 ..

         h       .............................   Description of the Trusts
                 ..

         i       .............................   Contracts with FMR Affiliates
                 ..

17       a       .............................   Portfolio Transactions
                 ..

         b       .............................   *
                 ..

         c       .............................   Portfolio Transactions
                 ..

         d, e    .............................   *
                 ..

18       a       .............................   Description of the Trusts
                 ..

         b       .............................   *
                 ..

19       a       .............................   Additional Purchase and Redemption Information
                 ..

         b       .............................   Additional Purchase and Redemption Information;
                 ..                              Valuation of Portfolio Securities

         c       .............................   *
                 ..

20               .............................   Distributions and Taxes
                 ..

21       a, b    .............................   Contracts with FMR Affiliates
                 ..

         c       .............................   *
                 ..

22       a       .............................   *
                 ..

         b       .............................   Performance
                 ..

23               .............................   Financial Statements
                 ..


* Not Applicable
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial reports and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated October 18, 1996.
The SAI has been filed with the Securities and    Exchange Commission (SEC)
and is available along with other related materials on the SEC's Internet
Web site (http://www.sec.gov).     The SAI is incorporated herein by
reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Investments in the money market fund are neither insured nor guaranteed by the U.S. government, and there can be no assurance that the fund will maintain a stable $1.00 share price.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal
Reserve Board, or any other agency,    and are subject to investment risks,
including possible loss of principal amount invested.
Spartan Aggressive Municipal may invest without limitation in lower-quality debt securities, sometimes called "municipal junk bonds." Investors should consider that these securities carry greater risks, such as the risk of default, than other debt securities. Refer to "Investment Principles and Risks" on page for further information.
LIKE ALL MUTUAL FUNDS,
THESE SECURITIES HAVE
NOT BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND
EXCHANGE COMMISSION
OR ANY STATE
SECURITIES COMMISSION,
NOR HAS THE SECURITIES
AND EXCHANGE
COMMISSION OR ANY
STATE SECURITIES
COMMISSION PASSED
UPON THE ACCURACY OR
ADEQUACY OF THIS
PROSPECTUS. ANY
REPRESENTATION TO THE
CONTRARY IS A CRIMINAL
OFFENSE.
SMU-pro-1096
Each of these funds seeks a high level of income free from federal income tax. The funds have different strategies, however, and carry varying degrees of risk and yield potential.
SPARTAN(registered trademark)
MUNICIPAL
FUNDS

   SPARTAN MUNICIPAL MONEY FUND
SPARTAN SHORT-INTERMEDIATE
MUNICIPAL INCOME FUND
   SPARTAN INTERMEDIATE
MUNICIPAL INCOME FUND
SPARTAN MUNICIPAL
INCOME FUND
SPARTAN AGGRESSIVE
MUNICIPAL FUND
PROSPECTUS
   OCTOBER 18, 1996    (FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET,
BOSTON, MA 02109
CONTENTS


KEY FACTS                   THE FUNDS AT A GLANCE

                            WHO MAY WANT TO INVEST

                            EXPENSES Each fund's yearly
                            operating expenses.

                            FINANCIAL HIGHLIGHTS A summary
                            of each fund's financial data.

                            PERFORMANCE How each fund has
                            done over time.

THE FUNDS IN DETAIL         CHARTER How each fund is
                            organized.

                            INVESTMENT PRINCIPLES AND RISKS
                            Each fund's overall approach to
                            investing.

                            BREAKDOWN OF EXPENSES How
                            operating costs are calculated and
                            what they include.

YOUR ACCOUNT                DOING BUSINESS WITH FIDELITY

                            TYPES OF ACCOUNTS Different
                            ways to set up your account.

                            HOW TO BUY SHARES Opening an
                            account and making additional
                            investments.

                            HOW TO SELL SHARES Taking money
                            out and closing your account.

                            INVESTOR SERVICES Services to
                            help you manage your account.

SHAREHOLDER AND             DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES            AND TAXES

                            TRANSACTION DETAILS Share price
                            calculations and the timing of
                            purchases and redemptions.

                            EXCHANGE RESTRICTIONS

KEY FACTS


THE FUNDS AT A GLANCE
The chart on page highlights the strategy, risk, and yield potential for each fund. Elements common to all five funds are described below.
GOAL: High current income free from federal income tax. As with any mutual fund, there is no assurance that a fund will achieve its goal.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now
America's largest mutual fund man   ager. FMR Texas Inc. (FMR Texas), a
subsidiary of FMR, chooses investments for Spartan Municipal Money.
WHO MAY WANT TO INVEST
These funds may be appropriate for investors in higher tax brackets who seek high current income that is free from federal income taxes. Each fund's level of risk and potential reward, depend on the quality and maturity of its investments. Spartan Municipal Money is managed to keep its share price stable at $1.00. The bond funds, with their broader range of investments, have the potential for higher yields, but also carry a higher degree of risk. You should consider your investment objective and tolerance for risk when making an investment decision.
The value of the funds' investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other federal and state political and economic news. When you sell your shares of any of the bond funds, they may be worth more or less than what you paid for them. By themselves, these funds do not constitute a balanced investment plan.
The Spartan family of funds is designed for cost-conscious investors looking for higher yields through lower costs. The Spartan Approach(registered trademark) requires investors to make high minimum investments and, in some cases, to pay for individual transactions.
THE SPECTRUM OF
FIDELITY FUNDS
Broad categories of Fidelity
funds are presented here in
order of ascending risk.
Generally, investors seeking
to maximize return must
assume greater risk. The
funds in this prospectus are
in the INCOME category,
except for Spartan Municipal
Money, which is in the MONEY
MARKET category.
(right arrow) MONEY MARKET Seeks
income and stability by
investing in high-quality,
short-term investments.
(right arrow) INCOME Seeks income by
investing in bonds.
(solid bullet) GROWTH AND INCOME
Seeks long-term growth and
income by investing in stocks
and bonds.
(solid bullet) GROWTH Seeks long-term
growth by investing mainly
in stocks.
(checkmark)
FUND STRATEGY  RISK AND YIELD POTENTIAL
   THE RISK LEVEL AND YIELD POTENTIAL OF MONEY MARKET AND BOND FUNDS DEPEND ON THE QUALITY AND MATURITY OF THEIR INVESTMENTS. THE CHART BELOW PRESENTS EACH FUND'S STRATEGY AND EXPLAINS ITS RISK AND YIELD POTENTIAL RELATIVE TO THE OTHER FUNDS IN THIS FAMILY.

Spartan         Invests normally in high-quality,    Because this fund seeks
Municipal       short-term municipal securities      to maintain a stable
Money           with an average maturity of          $1.00 share price, it is
                90 days or less.                     the safest and lowest
                                                     yielding fund in the
                                                     family.

                                                     (low risk graphic)

Spartan         Invests under normal                 With its emphasis on
Short-Interme   conditions in investment-grade       short maturities, this is
diate           municipal securities while           the most conservative
Municipal       normally maintaining an              bond fund in the family.
                average maturity of two to five
                years.

                                                     (low to medium risk graphic)

Spartan         Invests under normal conditions      With its emphasis on
Intermediate    in investment-grade municipal        intermediate maturities,
Municipal       securities while normally            this is the moderate
                maintaining an average maturity      member of the family.
                of between three and 10 years.

                                                     (medium risk graphic)

Spartan         Invests under normal conditions      With its emphasis on
Municipal       in municipal securities of           longer-term maturities,
Income          investment-grade quality.            this is the moderately
                Although the fund can invest in      aggressive member of
                securities of any maturity, FMR      the family.
                seeks to manage the fund so
                that it generally reacts to
                changes in interest rates
                similarly to municipal bonds with
                maturities between eight and 18
                years.

                                                     (low to medium risk graphic)

Spartan         Allowed to invest in                 With its ability to invest in
Aggressive      lower-quality municipal              lower-quality securities
Municipal       securities. Although the fund        with longer-term
                can invest in securities of any      maturities, this is the
                maturity, FMR seeks to               most aggressive fund in
                manage the fund so that it           the family.
                generally reacts to changes in
                interest rates similarly to
                municipal bonds of comparable
                quality with maturities between
                12 and 20 years.

                                                     (high risk graphic)




EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy, sell or
hold shares of a fund. See page   s  and -     for more information about
these fees.

Maximum sales charge on purchases                                              None
and reinvested distributions

Deferred sales charge on redemptions                                           None

Redemption fee (as a % of amount redeemed on shares held less than 180 days)

for Spartan Municipal Income                                                   .50%

for Spartan Aggressive Municipal                                               1.00
                                                                               %

for all other funds                                                            None

Exchange and wire transaction fees                                             $5.00

Checkwriting fee, per check written (available for Spartan Municipal Money,    $2.00
Spartan Short-Intermediate Municipal Income, and Spartan Intermediate
Municipal Income)

Account closeout fee                                                           $5.00

Annual account maintenance fee (for accounts under $2,500)                     $12.0
                                                                               0


THESE FEES ARE WAIVED (except for the redemption fee) if your account balance at the time of the transaction is $50,000 or more.
ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. Expenses are factored into each fund's share price or dividends and are not charged directly to shareholder accounts (see page ).
   The following figures on page are based on historical expenses adjusted to reflect current fees, and are calculated as a percentage of average net assets. Each fund has entered into arrangements on behalf of the fund with its custodian and transfer agent whereby interest earned on uninvested cash balances is used to reduce custodian and transfer agent expenses.
EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that its operating expenses are exactly as described on page . For every $1,000 you invested, the examples on page show you how much you would pay in total expenses after the number of years indicated, first assuming that you leave your account open, and then assuming that you close your account at the end of the period.
These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.
    FMR has voluntarily agreed to reimburse Spartan Municipal Money to the extent that total operating expenses exceed .40% of its average net assets. If this agreement were not in effect, the management fee, other expenses, and total operating expenses would have been .50%, .00%, and .50% respectively. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses.

SPARTAN MUNICIPAL MONEY
Operating Expenses         Examples

                  Account    Account
                  open       closed

Management fee (after       .40    %   After 1 year   $   4        $   9
reimbursement)

12b-1 fee                None          After 3        $   13       $   18
                                       years

Other expenses            .00%         After 5        $   22       $   27
                                       years

Total fund operating        .40    %   After 10       $   51       $   56
expenses                               years

SPARTAN SHORT-INTERMEDIATE MUNICIPAL    INCOME
Operating Expenses         Examples

                  Account    Account
                  open       closed

Management fee             .55    %   After 1 year   $   6        $   11

12b-1 fee               None          After 3        $   18       $   23
                                      years

Other expenses           .00%         After 5        $   31       $   36
                                      years

Total fund operating       .55    %   After 10       $   69       $   74
expenses                              years

SPARTAN INTERMEDIATE MUNICIPAL    INCOME
Operating Expenses         Examples

                  Account    Account
                  open       closed

Management fee             .55    %   After 1 year   $   6        $   11

12b-1 fee               None          After 3        $   18       $   23
                                      years

Other expenses             .00    %   After 5        $   31       $   36
                                      years

Total fund operating       .55    %   After 10       $   69       $   74
expenses                              years

SPARTAN MUNICIPAL INCOME
Operating Expenses         Examples

                  Account    Account
                  open       closed

Management fee             .55    %   After 1 year   $   6        $   11

12b-1 fee               None          After 3        $   18       $   23
                                      years

Other expenses           .00%         After 5        $   31       $   36
                                      years

Total fund operating       .55    %   After 10       $   69       $   74
expenses                              years

SPARTAN AGGRESSIVE MUNICIPAL
Operating Expenses         Examples

                  Account    Account
                  open       closed

Management fee             .60    %   After 1 year   $   6        $   11

12b-1 fee               None          After 3        $   19       $   24
                                      years

Other expenses           .00%         After 5        $   33       $   38
                                      years

Total fund operating       .60    %   After 10       $   75       $   80
expenses                              years

FINANCIAL HIGHLIGHTS
The tables that follow are included in each fund's Annual Report and have been audited by Coopers & Lybrand L.L.P., independent accountants. Their reports on the financial statements and financial highlights are included in the Annual Reports. The financial statements and financial highlights are incorporated by reference into (are legally a part of) the funds' Statement of Additional Information.
   SPARTAN MUNICIPAL MONEY
1.Selected Per-Share Data and Ratios



   2.Years ended August
31                               1996             1995             1994             1993             1992             1991C

   3.Income from
Investment                        .034             .035             .025             .026             .038             .030
   Operations
    Net interest income

   4.Less Distributions           (.034)           (.035)           (.025)           (.026)           (.038)           (.030)
    From net interest income

   5.Net asset value, end
of                               $ 1.000          $ 1.000          $ 1.000          $ 1.000          $ 1.000          $ 1.000
   period

   6.Total returnA                3.41%            3.59%            2.50%            2.66%            3.91%            3.03%

   7.Net assets, end of
period                           $ 2,380          $ 2,206          $ 2,288          $ 1,696          $ 1,303          $ 424
   (In millions)

   8.Ratio of expenses to         .39%             .40%             .33%             .27%             .20%             .09%B
   average net assets            B                B                B                B                B                ,D

   9.Ratio of net interest        3.36%            3.53%            2.48%            2.61%            3.67%            4.69%
   income                                                                                                       D
   to average net assets


   A TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
C FOR THE PERIOD  JANUARY 14, 1991 (COMMENCEMENT OF OPERATIONS) TO AUGUST
31, 1991
D ANNUALIZED
SPARTAN SHORT-INTERMEDIATE MUNICIPAL



    10.Selected Per-Share Data and
 Ratios

 11.Years
ended        1996        1995        1994D       1993F       1992E       1991E       1990E       1989E       1988E       1987E
 August 31

 12.Net asset
value,       $ 9.98      $ 9.84      $ 10.0      $ 9.88      $ 9.78      $ 9.52      $ 9.49      $ 9.45      $ 9.51      $ 9.92
 beginning of
period       0           0           90          0           0           0           0           0           0           0

 13.Income
from         .418        .429        .443        .303        .490        .559        .562        .536        .516        .433
 Investment
 Operations
  Net interest income

 14. Net
realized     (.050)      .140        (.240)      .210        .100        .260        .030        .040        (.060)      (.410)
 and
  unrealized gain
 (loss)

 15. Total
from         .368        .569        .203        .513        .590        .819        .592        .576        .456        .023
 investment
  operations

 16.Less      (.418)      (.429)      (.443)      (.303)      (.490)      (.559)      (.562)      (.536)      (.516)      (.433)
 Distributions
  From net interest
 income

 17. In excess of
net           --          --          (.010)      --          --          --          --          --          --          --
 realized gain

 18. Total   (.418)      (.429)      (.453)      (.303)      (.490)      (.559)      (.562)      (.536)      (.516)      (.433)
 distributions

 19.Net asset
value,       $ 9.93      $ 9.98      $ 9.84      $ 10.0      $ 9.88      $ 9.78      $ 9.52      $ 9.49      $ 9.45      $ 9.51
 end of
period       0           0           0           90          0           0           0           0           0           0

 20.Total
returnB,C     3.75        5.95        2.05        5.25        6.18        8.85        6.42        6.30        4.89        .26%
             %           %           %           %           %           %           %           %           %

 21.Net assets,
end          $ 791       $ 909       $ 1,08      $ 967       $ 659       $ 244       $ 59        $ 58        $ 77        $ 59
 of period                           3
 (In millions)

 22.Ratio of  .54%        .55%        .47%        .55%        .55%        .55%        .60%        .58%        .35%        .60%
 expenses to  G                       G           A                       G           G           G           G           G
 average net assets

 23.Ratio of
net           4.17        4.38        4.45        4.55        4.95        5.68        5.90        5.69        5.48        4.58
 interest income
to           %           %           %           %A          %           %           %           %           %           %
 average net assets

 24.Portfolio
turnover     78%         51%         44%         56%A        28%         59%         75%         82%         96%         180%
 rate


   A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D EFFECTIVE SEPTEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
E YEARS ENDED DECEMBER 31
F FOR THE EIGHT MONTHS ENDING AUGUST 31, 1993
G FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
SPARTAN INTERMEDIATE MUNICIPAL

   25.Selected Per-Share Data and Ratios

   26.Years ended August 31                              1996               1995               1994D              1993E

   27.Net asset value, beginning of period               $ 10.060           $ 9.840            $ 10.340           $ 10.000

   28.Income from Investment Operations                  .486               .490               .514               .177
    Net interest income

   29. Net realized and unrealized gain (loss)            (.010)             .220               (.460)             .340

   30. Total from investment operations                   .476               .710               .054               .517

   31.Less Distributions                                 (.486)             (.490)             (.514)             (.177)
    From net interest income

   32. From net realized gain                             --                 --                 (.010)             --

   33. In excess of net realized gain                     --                 --                 (.030)             --

   34. Total distributions                                (.486)             (.490)             (.554)             (.177)

   35.Net asset value, end of period                     $ 10.050           $ 10.060           $ 9.840            $ 10.340

   36.Total returnB,C                                     4.80%              7.50%              .52%               5.22%

   37.Net assets, end of period (000 omitted)            $ 216,121          $ 219,711          $ 256,269          $ 219,400

   38.Ratio of expenses to average net assets             .50%               .42%               .20%               --F
                                                         F                  F                  F

   39.Ratio of net interest income to average             4.81%              5.04%              5.09%              5.20%
   net assets                                                                                                     A

   40.Portfolio turnover rate                             64%                44%                69%                95%
                                                                                                                  A


   A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D EFFECTIVE SEPTEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
E FOR THE PERIOD APRIL 26, 1993 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31,
1993
F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
SPARTAN MUNICIPAL INCOME



    41.Selected Per-Share Data
 and Ratios

 42.Years ended                  1996         1995         1994C        1993         1992         1991         1990E
 August 31

 43.Net asset value,            $ 10.180     $ 10.070     $ 11.370     $ 10.710     $ 10.360     $ 9.890      $ 10.000
 beginning of period

 44.Income from                   .537         .587         .611         .663         .704         .739         .187
 Investment Operations
  Net interest income

 45. Net realized and             .039         .189         (.752)       .727         .387         .463         (.120)
 unrealized
  gain (loss)

 46. Total from                   .576         .776         (.141)       1.390        1.091        1.202        .067
 investment operations

 47.Less Distributions            (.537)       (.587)       (.611)       (.663)       (.704)       (.739)       (.187)
  From net interest               F
 income

 48. From net                     --           (.080)       (.550)       (.070)       (.040)       --           --
 realized gain

 49. Total                        (.537)       (.667)       (1.161)      (.733)       (.744)       (.739)       (.187)
 distributions

 50. Redemption fees              .001         .001         .002         .003         .003         .007         .010
 added
  to paid in capital

 51.Net asset value,             $ 10.220     $ 10.180     $ 10.070     $ 11.370     $ 10.710     $ 10.360     $ 9.890
 end of period

 52.Total returnA,B               5.74         8.20         (1.42)       13.55        10.93        12.65        .76
                                 %            %            %            %            %            %            %

 53.Net assets, end of           $ 540,98     $ 574,05     $ 680,17     $ 912,71     $ 870,66     $ 550,93     $ 93,118
 period                         3            6            6            0            4            0
 (000 omitted)

 54.Ratio of expenses             .54%         .55          .55          .47%         .36%         .23%         --D,
 to                              D            %            %            D            D            D            G
 average net assets

 55.Ratio of net                  5.18         5.99         5.76         6.09         6.68         7.24         7.91%
 interest income to              %            %            %            %            %            %            G
 average net assets

 56.Portfolio turnover            49           69           48           50           62           78           116%
 rate                            %            %            %            %            %            %            G



   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE.
C EFFECTIVE SEPTEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FOR THE PERIOD JUNE 4, 1990 (COMMENCEMENT OF OPERATIONS) TO AUGUST
31,1990
F THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
G ANNUALIZED
SPARTAN AGGRESSIVE MUNICIPAL

   57.Selected Per-Share Data and Ratios

   58.Years ended August 31                          1996              1995              1994D             1993E

   59.Net asset value, beginning of period           $ 9.930           $ 9.790           $ 10.350          $ 10.000

   60.Income from Investment Operations              .566              .602              .603              .209
    Net interest income

   61. Net realized and unrealized gain               (.034)            .125              (.564)            .346
   (loss)

   62. Total from investment operations               .532              .727              .039              .555

   63.Less Distributions                             (.566)            (.602)            (.603)            (.209)
    From net interest income

   64. From net realized gain                         --                --                (.010)            --

   65. In excess of net realized gain                 --                --                (.010)            --

   66. Total distributions                            (.566)            (.602)            (.623)            (.209)

   67. Redemption fees added to paid in               .004              .015              .024              .004
   capital

   68.Net asset value, end of period                 $ 9.900           $ 9.930           $ 9.790           $ 10.350

   69.Total returnB,C                                 5.48%             7.97%             .61%              5.64%

   70.Net assets, end of period (000                 $ 91,319          $ 74,563          $ 61,673          $ 17,267
   omitted)

   71.Ratio of expenses to average net                .60%              .60%              .60%              .60%A
   assets

   72.Ratio of net interest income to                 5.65%             6.24%             6.03%             6.24%A
   average net assets

   73.Portfolio turnover rate                         45%               51%               64%               53%A


   A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D EFFECTIVE SEPTEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
E FOR THE PERIOD APRIL 29, 1993 (COMMENCEMENT OF SALE OF SHARES) TO AUGUST 31, 1993
PERFORMANCE
Mutual fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and do not reflect the effect of any transaction fees you may have paid. The figures would be lower if fees were taken into account.
Each fund's fiscal year runs from September 1 through August 31. The tables
below show each fund's performance over past fiscal years    with each bond
fund's     compared to different measures, including a comparative index
and competitive funds average.    For Spartan Short-Intermediate Municipal
and Spartan Intermediate Municipal, data for the comparative indexes is available only from June 30, 1993 to the present. Data for the comparative index for Spartan Aggressive Municipal is available only from September 1,
1995 to the present.     The charts        on page   s  and      present
calendar year performance    for the bond funds, and do not reflect the
effect of the $5 account closeout fee.
TOTAL RETURNS
Average Annual Total Return          Cumulative Total Return


   Fiscal periods ended          Past 1         Past 5          Life of          Past 1          Past 5          Life of
   August 31, 1996               year           years           fund             year            years           fund

Spartan Municipal              3.41          3.21            3.39             3.41%           17.14           20.68
Money                          %             %               % A                              %               % A

Spartan                        3.75             5.31         5.05             3.75%           29.53           61.19
Short-Intermediate             %                %            %B                               %               %B
Municipal Income

Lehman Brothers 1-5               3.90       n/a             n/a                 3.90%        n/a             n/a
Year                              %
Municipal Bond Index

Lipper Short                      3.33          5.54         n/a                 3.33    %       30.93        n/a
Municipal Debt                        %         %                                                %    C
Funds Average

Spartan Intermediate             4.80           n/a          5.36                4.80%           n/a          19.15
Municipal                        %                           %C                                                  %    C
Income

Lehman Brothers               4.52              n/a          n/a              4.52%              n/a          n/a
1-17 Year                     %
Municipal Bond Index

Lipper Intermediate             3.89           n/a             n/a              3.89    %        n/a            n/a
Municipal Debt Funds            %
Average

Spartan Municipal            5.74              7.28         7.95             5.74%            42.08          61.26
Income                       %                 %            %D                                %              %D

Lehman Brothers                 5.24        7.43            n/a                 5.24%         43.10          n/a
Municipal                       %           %                                                 %
Bond Index

Lipper General                  4.68           6.93            n/a              4.68    %        39.84          n/a
Municipal Debt Funds                %          %                                                 %
Average

Spartan Aggressive              5.48        n/a             5.88                5.48%         n/a            21.04
Municipal                       %                           %E                                               %E

Lehman Brothers              5.24              n/a          n/a              5.24%            n/a            n/a
Municipal                    %
Bond Index

Lipper High Yield               5.43           n/a          n/a                 5.43%            n/a         n/a
Municipal Debt Funds            %
Average


   A FROM JANUARY 14, 1991
B FROM DECEMBER 24, 1986
C FROM APRIL 26, 1993
D FROM JUNE 4, 1990
E FROM APRIL 29, 1993
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. When a money market fund yield assumes that income earned is reinvested, it is called an EFFECTIVE YIELD. A TAX-EQUIVALENT YIELD shows what an investor would have to earn before taxes to equal a tax-free yield. Yields for the bond funds
are calculated according to a standard that is required    for all stock
and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
THE LEHMAN BROTHERS MUNICIPAL BOND INDEX is a total return performance benchmark for investment-grade municipal bonds with maturities of at least one year.
    THE LEHMAN BROTHERS 1-5 YEAR MUNICIPAL BOND INDEX    is a total return
performance benchmark for     investment-grade municipal bonds with
maturities between one and five years.
UNDERSTANDING
PERFORMANCE
YIELD illustrates the income
earned by a fund over a
recent period. Seven-day
yields are the most common
illustration of money market
performance. 30-day yields
are usually used for bond
funds. Yields change daily,
reflecting changes in interest
rates.
TOTAL RETURN reflects both the
reinvestment of income and
capital gain distributions, and
any change in a fund's share
price.
(checkmark)
       THE LEHMAN BROTHERS 1-17 YEAR MUNICIPAL BOND INDEX    is a total
return performance benchmark for investment-grade municipal bonds with maturities between one and 17 years.
Unlike the bond fund's returns, the total returns of each comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. government.
The competitive funds averages are the Lipper Short Municipal Debt Funds Average for Spartan Short-Intermediate Municipal Income, the Lipper Intermediate Municipal Debt Funds Average for Spartan Intermediate Municipal Income, the Lipper General Municipal Debt Funds Average for Spartan Municipal Income and Lipper High Yield Municipal Debt Funds Average for Spartan Aggressive Municipal, which currently reflect the performance
of over    26, 147, 237, and 43     with similar investment objectives,
respectively. These averages, published by Lipper Analytical Services, Inc., exclude the effect of sales charges.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
SPARTAN SHORT-INTERMEDIATE MUNICIPAL INCOME
Calendar year total returns  1987 1988 1989 1990 1991 1992 1993 1994 1995
Spartan Short-Intermediate  .26% 4.89% 6.30% 6.42% 8.85% 6.18% 7.12% -0.09
% 8.47%
Lipper Short Municipal Debt Funds Average 2.56% 5.94% 7.36% 6.53% 9.15%
6.92% 7.42
% -.84% 8.32%
Lehman Brothers 1-5 Year Municipal Bond Index n/a n/a n/a n/a n/a n/a n/a .48% 9.02%
Consumer Price Index  4.43% 4.42% 4.65% 6.11% 3.06% 2.90% 2.75% 2.67% 2.54
%
Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.26
Row: 3, Col: 1, Value: 4.89
Row: 4, Col: 1, Value: 6.3
Row: 5, Col: 1, Value: 6.42
Row: 6, Col: 1, Value: 8.850000000000001
Row: 7, Col: 1, Value: 6.18
Row: 8, Col: 1, Value: 7.119999999999999
Row: 9, Col: 1, Value: -0.09
Row: 10, Col: 1, Value: 8.470000000000001
   (LARGE SOLID BOX) Spartan
Short-

Intermediate
Municipal

Income
SPARTAN INTERMEDIATE MUNICIPAL INCOME
Calendar year total returns         1994 1995
Spartan Intermediate Municipal Income
-5.03% 14.44%
Lipper Intermediate Municipal Debt Funds Average
-3.51% 12.89%
Lehman Brothers 1-17 Year Municipal Bond Index
-3.36% 14.91%
Consumer Price Index         2.67% 2.54
%
Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 4, Col: 1, Value: 0.0
Row: 5, Col: 1, Value: 0.0
Row: 6, Col: 1, Value: 0.0
Row: 7, Col: 1, Value: 0.0
Row: 8, Col: 1, Value: 0.0
Row: 9, Col: 1, Value: -5.03
Row: 10, Col: 1, Value: 14.44
   (LARGE SOLID BOX) Spartan

Intermediate

Municipal
Income
SPARTAN MUNICIPAL INCOME
Calendar year total returns      1991 1992 1993 1994 1995
Spartan Municipal Income      12.69% 8.38% 14.31% -8.1
0% 18.58%
Lipper General Municipal Debt Funds Average     12.09% 8.79
% 12.47% -6.5% 16.84%
Lehman Brothers Municipal Bond Index      12.14% 8.81
% 12.29% -5.17% 17.45%
Consumer Price Index      3.06% 2.90% 2.75% 2.67% 2.54
%
Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 4, Col: 1, Value: 0.0
Row: 5, Col: 1, Value: 0.0
Row: 6, Col: 1, Value: 12.69
Row: 7, Col: 1, Value: 8.380000000000001
Row: 8, Col: 1, Value: 14.31
Row: 9, Col: 1, Value: -8.1
Row: 10, Col: 1, Value: 18.58
   (LARGE SOLID BOX) Spartan

Municipal

Income
SPARTAN AGGRESSIVE MUNICIPAL
Calendar year total returns         1994 1995
Spartan Aggressive Municipal         -6.11
% 17.73%
Lipper High Yield Municipal Debt
4.67% 15.98%
Lehman Brothers Municipal Bond Index
-5.17 17.45
Consumer Price Index         2.67% 2.54
%
Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 4, Col: 1, Value: 0.0
Row: 5, Col: 1, Value: 0.0
Row: 6, Col: 1, Value: 0.0
Row: 7, Col: 1, Value: 0.0
Row: 8, Col: 1, Value: 0.0
Row: 9, Col: 1, Value: -6.109999999999999
Row: 10, Col: 1, Value: 17.73
   (LARGE SOLID BOX) Spartan

Aggressive

Municipal
THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Spartan Municipal Money is currently a diversified fund of Fidelity Union Street Trust II. Spartan Short-Intermediate Municipal Income, Spartan Intermediate Municipal Income, Spartan Municipal Income, and Spartan Aggressive Municipal are currently non-diversified funds of Fidelity Union Street Trust. Both trusts are open-end management investment companies. Fidelity Union Street Trust II was organized as a Delaware business trust on June 20, 1991. Fidelity Union Street Trust was organized as a Massachusetts business trust on March 1, 1974. There is a remote possibility that one fund might become liable for a misstatement in the prospectus about another fund.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. For Spartan Municipal Money, you are entitled to one vote for each share you own. For each bond fund, the number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The funds are managed by FMR, which chooses their investments and handles
   their business affairs. FMR Texas, l    ocated in Irving, Texas, has
primary responsibility for providing investment management services for
   Spartan Municipal Money    .
Norman Lind is manager and Vice President of Spartan Short-Intermediate Municipal Income Fund and Spartan Intermediate Municipal Income Fund, both of which he has managed since October 1995. Mr. Lind also manages Advisor Short-Intermediate Municipal Income Fund, New York Municipal Income Fund, New York Insured Municipal Income Fund, Spartan New York Intermediate Municipal Income Fund, and Spartan New York Municipal Income Fund. Previously, he managed Spartan Municipal Income Fund, and he served as a municipal research analyst. Mr. Lind joined Fidelity in 1986.
David Murphy is manager and Vice President of Spartan Municipal Income Fund, which he has managed since October 1995. Mr. Murphy also manages
   Michigan Municipal Income, Municipal     Income, Limited Term Municipal
Income Fund, and Advisor Intermediate Municipal Income Fund. Previously he managed Spartan Short-Intermediate Municipal Income Fund, Spartan Intermediate Municipal Income Fund, Spartan New Jersey Municipal Income Fund, Spartan New York Intermediate Municipal Income Fund, and Advisor Short-Intermediate Municipal Income Fund. Mr. Murphy joined Fidelity in 1989.
Tanya Roy is manager of Spartan Aggressive Municipal, which she has managed since October 1995. Ms. Roy also manages Advisor High Income Municipal Fund and Aggressive Municipal Fund. Previously, she managed Municipal Bond Fund and was a municipal bond analyst. Ms. Roy joined Fidelity in 1989.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corp. (FDC) distributes and markets Fidelity's funds and services. Fidelity Service Co. (FSC) performs transfer agent servicing functions for the funds.
FMR Corp. is the ultimate parent company of FMR and FMR Texas. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
UMB Bank, n.a.,    (UMB)     is each fund's transfer agent, although it
employs FSC to perform these functions for each fund. UMB is located at 1010 Grand Avenue, Kansas City, Missouri.
A broker-dealer may use a portion of the commissions paid by the    bond
funds, to reduce custodian or transfer agent fees for the funds. FMR may
use     its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
EACH FUND'S INVESTMENT APPROACH
EACH FUND seeks high current income that is free from federal income tax. Their strategies and levels of risk in pursuing this objective are different.
SPARTAN MUNICIPAL MONEY seeks to maintain a $1.00 share price by investing in high-quality, short-term municipal securities of all types. The fund normally invests so that at least 80% of its income is free from federal income tax.
When you sell your shares of the money market fund, they should be worth the same amount as when you bought them. Of course, there is no guarantee that the fund will maintain a stable $1.00 share price. The money market fund follows industry-standard guidelines on the quality and maturity of its investments, which are designed to help maintain a stable $1.00 share price. The fund will purchase only high-quality securities that FMR believes present minimal credit risks and will observe maturity restrictions on securities it buys. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the fund's investments could cause its share price (and the value of your investment) to change.
   Spartan Municipal Money may not use investment techniques which are inconsistent with the fund's goal of maintaining a stable share price.
SPARTAN SHORT-INTERMEDIATE MUNICIPAL    INCOME     stresses preservation of
capital by investing in investment grade municipal securities under normal conditions. Although the fund can invest in securities of any maturity, the fund, under normal conditions, maintains a dollar-weighted average maturity
of between two and five years.    As of August 31, 1996, the fund's
dollar-weighted average maturity was approximately 3.3 years.     The fund
normally invests so that 80% or more of its income is free from federal income tax.
SPARTAN INTERMEDIATE MUNICIPAL    INCOME     invests in investment-grade
municipal securities under normal conditions. Although the fund can invest in securities of any maturity, the fund maintains a dollar-weighted average maturity of between three to 10 years under normal conditions. FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between seven and 10 years.
   As of August 31, 1996, the fund's dollar-weighted average maturity was
approximately 7.8 years.     The fund normally invests so that at least 80%
of its assets are invested in municipal securities whose interest is free from federal income tax.
SPARTAN MUNICIPAL INCOME invests in investment grade municipal securities under normal conditions. Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities
between eight and 18 years.    As of August 31, 1996, the fund's
dollar-weighted average maturity was approximately 13.8 years.     The fund
normally invests so that at least 80% of its income is free from federal income tax.
SPARTAN AGGRESSIVE MUNICIPAL invest   s     in municipal securities of any
quality under normal conditions. Since the fund can emphasize lower quality securities, FMR's research and analysis are an integral part of choosing
the fund   '    s investments. Although the fund can invest in securities
of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds of comparable
quality with maturities between 12 and 20 years.    As of August 31, 1996,
the fund's dollar-weighted average maturity was approximately 15 years.
    The fund normally invests so that at least 80% of its assets are invested in municipal securities whose interest is free from federal income tax.
The money market fund stresses income, preservation of capital, and liquidity. The bond funds seek to provide a higher level of income by investing in a broader range of securities.
The total return from a bond is a combination of income and price gains or losses. While income is the most important component of bond returns over time, the bond funds' emphasis on income does not mean that a fund invests only in the highest-yielding bonds available, or that it can avoid risks to principal. In selecting investments for a fund, FMR considers a bond's income potential together with its potential for price gains or losses. FMR focuses on assembling a portfolio of income-producing securities that it believes will provide the best tradeoff between risk and return within the range of securities that are eligible investments for the fund.
Each fund's yield and each bond fund's share price change daily and are based on interest rates, market conditions, other economic and political news, and on the quality and maturity of its investments. In general, bond prices rise when interest rates fall, and vice versa. This effect is usually more pronounced for longer-term securities. Lower-quality securities offer higher yields, but also carry more risk. FMR may use various investment techniques to hedge a portion of the bond funds' risks, but there is no guarantee that these strategies will work as intended. When you sell your shares of the bond funds, they may be worth more or less than what you paid for them.
If you are subject to the federal alternative minimum tax, you should note that each fund may invest all of its assets in municipal securities issued to finance private activities. The interest from these investments is a tax-preference item for purposes of the tax.
FMR normally invests each fund's assets according to its investment
strategy. The funds do not expect to invest in    federally taxable
obligations, and the bond funds do not expect to invest in state taxable
obligations. Each fund also     reserves the right to invest without
limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.
   Investment-grade debt securities are medium and high quality securities. Some, however, may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial condition of issuers.
Lower-quality debt securities are co    nsidered to have speculative
characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general or regional economic difficulty.
The table on page provides a summary of ratings assigned to debt holdings (not including money market instruments) in the Spartan Aggressive Municipal's portfolio. These figures are dollar-weighted averages of month-end portfolio holdings during fiscal 1996, and are presented as a percentage of total security investments. These percentages are historical and do not necessarily indicate a fund's current or future debt holdings.
       RESTRICTIONS: Spartan Short-Intermediate Municipal    Income    ,
Spartan Intermediate Municipal    Income    , and Spartan Municipal Income
normally invest in investment-grade securities, but reserve the
right     to invest up to 5% of their assets in below investment-grade securities (sometimes called "municipal junk bonds"). A security is considered to be investment-grade if it is rated investment grade by Moody's Investors Service, Standard and Poor's, Duff & Phelps Credit Rating Co., or Fitch Investors Service, L.P. or is unrated but judged by FMR to be of equivalent quality. Spartan Aggressive Municipal Fund does not currently
intend to invest    more     than 10% of its total assets in bonds that are
in default.
   SPARTAN AGGRESSIVE MUNICIPAL
Fiscal 1996 Debt Holdings, by Rating     MOODY'S
 INVESTORS SERVICE STANDARD & POOR'S
 (AS A % OF INVESTMENTS) (AS A % OF
INVESTMENTS)
 Rating  Average  Rating  Average
INVESTMENT GRADE
Highest quality Aaa    25.81    % AAA    24.38    %
High quality Aa    3.80    % AA    3.51    %
Upper-medium grade A    12.27    % A    12.64    %
Medium grade Baa    15.53    % BBB    19.47    %
LOWER QUALITY
Moderately speculative Ba    7.54    % BB    10.01    %
Speculative B    0.10    % B    .70    %
Highly speculative Caa    0.00    % CCC    0.00    %
Poor quality Ca    0.00    % CC    0.00    %
Lowest quality, no interest C  C
In default, in arrears --  D    0.00    %
     65.05    %     70.71    %
 (AS A % OF INVESTMENTS)
SECURITIES NOT RATED BY MOODY'S OR S&P(dagger)
Investment Grade (double dagger)    1.42    %
Lower Quality (double dagger)    16.85    %
Total    18.27    %
(dagger) THE DOLLAR-WEIGHTED AVERAGE PERCENTAGES REFLECTED IN THE TABLE MAY INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED RATING SERVICES, AS WELL AS UNRATED SECURITIES.
(double dagger) AS DETERMINED BY FMR

MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues, and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. A fund may own a municipal security directly or through a participation interest.
CREDIT SUPPORT. Issuers may employ various forms of credit enhancement, including letters of credit, guarantees, or insurance from a bank, insurance company, or other entity. These arrangements expose the fund to the credit risk of the entity. In the case of foreign entities, extensive public information about the entity may not be available and the entity may be subject to unfavorable political, economic, governmental developments which might affect its ability to honor its commitment.
MONEY MARKET SECURITIES are high    quality, short term instruments
issued     by municipalities, local and state governments, and other
entities. These    securities may carry fixed, variable, or     floating
interest rates. Some money market securities employ a trust or similar structure to modify the maturity, price characteristics, or quality of financial assets so that they are eligible investments for money market funds. If the structure does not perform as intended, adverse tax or investment consequences may result.
ASSET   -    BACK   ED     SECURITIES include interests in pools of
purchase contracts, financing leases, or sales agreements entered into by municipalities. These securities usually rely on continued payments by a municipality, and may also be subject to prepayment risk.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. Inverse floaters have interest rates that move in the opposite direction from a benchmark, making the security's market value more volatile.
RESTRICTIONS:    Spartan Municipal Money     may not purchase certain types
of variable and floating rate securities which are inconsistent with the funds goal of maintaining a stable share price.
MUNICIPAL LEASE OBLIGATIONS are used by municipalities to acquire land, equipment, or facilities. If the municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
OTHER MUNICIPAL SECURITIES may include obligations of U.S. territories and possessions such as Guam, the Virgin Islands, and Puerto Rico, and their
political subdivisions and public corporation   s    .
PUT FEATURES entitle the holder to put (sell back) a security to the issuer
or a   nother party    . In exchange for this benefit, a fund may accept a
lower interest rate.    The credit quality of the investment may be
affected by the creditworthiness of the put provider.     Demand
features   ,     standby commitments    and tender options     are types of
put features.
PRIVATE ENTITIES may be involved in some municipal securities. For example, industrial revenue bonds are backed by private entities, and resource recovery bonds often involve private corporations. The viability of a project or tax incentives could affect the value and credit quality of these securities.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, commodity prices, or other factors that affect security values.
These techniques may involve derivative transactions such        as,
    buying and selling options and futures contracts, entering into swap agreements and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS:    A fund     may not purchase a security if, as a result,
more than 10% of its assets would be invested in illiquid securities. WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period.
   CASH MANAGEMENT. A fund may invest in money market securities, and in a money market fund, available only to funds and accounts managed by FMR or its affiliates whose goal is to seek a high level of current income exempt from federal income tax while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry or type of project. Economic, business, or political changes can affect all securities of a similar type. A fund that is not diversified may be more sensitive to changes in the market value of a single issuer or industry.
RESTRICTIONS: With respect to 75% of total assets, Spartan Municipal Money
may not invest more than 5% of its total    assets in any one issuer.
Spartan Short-Intermediate Municipal Income, Spartan Intermediate Municipal
Income,     Spartan Municipal Income, and Spartan Aggressive Municipal are
all considered non-diversified. Generally, to meet federal requirements at the close of each quarter, a fund does not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in any one issuer. These
limitations do not apply to U.S. government securities   .     A fund may
invest more than 25% of its total assets in tax free securities that finance similar types of projects.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
SPARTAN MUNICIPAL MONEY seeks as high level of federally tax-exempt income as is consistent with the preservation of capital and liquidity. The fund
will normally invest so that at least 80% of its income is free f   r    om
federal income tax.
   With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer.
SPARTAN SHORT-INTERMEDIATE MUNICIPAL INCOME     seeks as high a level of
current income, exempt from federal income tax, as is consistent with preservation of capital by investing primarily in short term municipal obligations. The fund will normally invest so that at least 80% of its income is free from federal income tax.
SPARTAN INTERMEDIATE MUNICIPAL INCOME seeks high current income that is exempt from federal income tax, by investing in municipal obligations. The fund will normally invest so that at least 80% if its assets are invested in municipal securities whose interest is free from federal income tax.
SPARTAN MUNICIPAL    INCOME     seeks high current income by investing
primarily in municipal securities. The fund will normally invest so that at least 80% of its income is free from federal income tax.
SPARTAN AGGRESSIVE MUNICIPAL seeks a high current yield that is exempt from federal income tax. The fund will normally invest so that at least 80% of its assets are invested in municipal securities whose interest is free from federal income tax.
EACH FUND may borrow solely for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to an affiliate who provides assistance with these services for Spartan Municipal Money.
FMR may, from time to time, agree to reimburse the funds for management fees above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The table below, shows the annual rate of each funds management fee as a percentage of average net assets for the fiscal year ended 1996.
FMR has voluntarily agreed to limit Spartan Municipal Money's total operating expenses to an annual rate of .40% of average net assets for
   the     fiscal    year ended     1996.
   MANAGEMENT AND TRANSACTION FEES
MANAGEMENT FEES          TRANSACTIONS FEES


                   Before               After               Exchang        Closeout        Wire        Checkwriti
                   reimbursement        reimbursemen        e                                          ng
                   t

   Spartan         .50%                 .40%                 $10,4          $2,6           $2,30          $14,2
   Municipal                                                 44             84             5              81
   Money

   Spartan
Short-             .55%                  n/a                 $7,79          $2,3          $590           $1,65
   Intermediate                                              0              35                           3
   Municipal

   Spartan         .55%                  .50%                $1,80          $685          $545           $446
   Intermediate                                              5
   Municipal

   Spartan         .55%                  n/a                 $3,85          $1,7          $425           n/a
   Municipal                                                 5              65
   Income

   Spartan         .60%                  n/a                 $665           $175          $45            n/a
   Aggressive
   Municipal


FMR HAS A SUB-ADVISORY AGREEMENT with F   MR Texas    , which has primary
responsibility for providing investment management for    Spartan Municipal
Money    , while FMR retains responsibility for providing other management
services. FMR pays    FMR Texas     50% of its management fee (before
expense reimbursements) for these services.
FSC performs many transaction and accounting functions for the funds. These services include processing shareholder transactions and calculating each fund's share price. FMR, and not the funds, pays for these services.
To offset shareholder service costs, FMR or its affiliates also collect the
funds    $5.00 exchange fee,     $5.00 account close out fee, $5.00 fee for
wire purchases and redemptions, and for Spartan Municipal Money, Spartan
    Short-Intermediate Municipal Income, and Spartan Intermediate Municipal
Income, the $2.00 check writing charge. The table    on page      shows
what these fees amounted for    the     fiscal    year ended     1996.
Each fund has adopted a Distribution and Service Plan. These plans recognize that FMR may use its resources, including management fees, to pay expenses associated with the sale of fund shares. This may include payments to third parties, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the fund's shares. It is important to note, however, that the funds do not pay FMR any separate fees for this service.
The table below shows each fund's turnover rate for    the     fiscal
   year ended     1996. These rates vary from year to year.
   PORTFOLIO TURNOVER RATES
Spartan Municipal Money n/a
Spartan Short-Intermediate Municipal 78%
Spartan Intermediate Municipal 64%
Spartan Municipal Income 49%
Spartan Aggressive Municipal 45%
YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services, Inc. (FBSI). Fidelity is also a leader in providing tax-sheltered retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 80 walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account.
If you are investing through FBSI or another financial institution or investment professional, refer to its program materials for any special provisions regarding your investment in the fund.
   The different ways to set up (register) your account with Fidelity are listed in the table that follows.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER
GROUPS
Requires a special application.
HOW TO BUY SHARES
EACH FUND'S SHARE PRICE, called net asset value (NAV), is calculated every business day. Spartan Municipal Money is managed to keep its share price stable at $1.00. Each fund's shares are sold without a sales charge.
Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another Fidelity fund.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $10,000
For Spartan Municipal Money  $25,000
TO ADD TO AN ACCOUNT  $1,000
Through regular investment plans   *     $500
MINIMUM BALANCE $5,000
For Spartan Municipal Money $10,000
   * FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO THE "INVESTOR SERVICES" SECTION BEGINNING ON PAGE .
These minimums may vary for investments through Fidelity Portfolio Advisory Services. Refer to the program materials for details.







UNDERSTANDING THE
SPARTAN APPROACH(registered trademark)
Fidelity's Spartan Approach is
based on the principle that
lower fund expenses can
increase returns. The Spartan
funds keep expenses low in
two ways. First, higher
investment minimums reduce
the effect of a fund's fixed
costs, many of which are paid
on a per-account basis.
Second, unlike most mutual
funds that include transaction
costs as part of overall fund
expenses, Spartan
shareholders pay directly for
the transactions they make.
(checkmark)

                                      TO OPEN AN ACCOUNT                            TO ADD TO AN ACCOUNT

Phone 1-800-544-777 (phone_graphic)   (small solid bullet) Exchange from another    (small solid bullet) Exchange from another
                                      Fidelity fund account                         Fidelity fund account
                                      with the same                                 with the same
                                      registration, including                       registration, including
                                      name, address, and                            name, address, and
                                      taxpayer ID number.                           taxpayer ID number.
                                                                                    (small solid bullet) Use Fidelity Money
                                                                                    Line to transfer from
                                                                                    your bank account. Call
                                                                                    before your first use to
                                                                                    verify that this service
                                                                                    is in place on your
                                                                                    account. Maximum
                                                                                    Money Line: $50,000.



Mail (mail_graphic)   (small solid bullet) Complete and sign the    (small solid bullet) Make your check
                      application. Make your                        payable to the complete
                      check payable to the                          name of the fund.
                      complete name of the                          Indicate your fund
                      fund of your choice.                          account number on
                      Mail to the address                           your check and mail to
                      indicated on the                              the address printed on
                      application.                                  your account statement.
                                                                    (small solid bullet) Exchange by mail: call
                                                                    1-800-544-6666 for
                                                                    instructions.



In Person (hand_graphic)   (small solid bullet) Bring your application    (small solid bullet) Bring your check to a
                           and check to a Fidelity                        Fidelity Investor Center.
                           Investor Center. Call                          Call 1-800-544-9797 for
                           1-800-544-9797 for the                         the center nearest you.
                           center nearest you.



Wire (wire_graphic)   (small solid bullet) There may be a $5.00       (small solid bullet) There may be a $5.00
                      fee for each wire                               fee for each wire
                      purchase.                                       purchase.
                      (small solid bullet) Call 1-800-544-7777 to     (small solid bullet) Wire to:
                      set up your account                             Bankers Trust
                      and to arrange a wire                           Company,
                      transaction.                                    Bank Routing
                      (small solid bullet) Wire within 24 hours to:   #021001033,
                      Bankers Trust                                   Account #00163053.
                      Company,                                        Specify the complete
                      Bank Routing                                    name of the fund and
                      #021001033,                                     include your account
                      Account #00163053.                              number and your
                      Specify the complete                            name.
                      name of the fund and
                      include your new
                      account number and
                      your name.



Automatically (automatic_graphic)   (small solid bullet) Not available.   (small solid bullet) Use Fidelity Automatic
                                                                          Account Builder. Sign
                                                                          up for this service
                                                                          when opening your
                                                                          account, or call
                                                                          1-800-544-6666 to add
                                                                          it.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $5,000 worth of shares in the account ($10,000 for Spartan Municipal Money) to keep it open.
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares, (small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed,
and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
CHECKWRITING
If you have a checkbook for your account in Spartan Municipal Money,
Spartan Short   -    Intermediate Municipal Income, or    Spartan
Intermediate Municipal Income,     you may write an unlimited number of
checks. Do not, however, try to close out your account by check.
      ACCOUNT TYPE   SPECIAL REQUIREMENTS


   IF YOU SELL SHARES OF SPARTAN MUNICIPAL INCOME OR SPARTAN AGGRESSIVE MUNICIPAL AFTER
   HOLDING THEM LESS THAN 180 DAYS, THE FUND WILL DEDUCT A REDEMPTION FEE EQUAL TO .50%
   AND 1.00% RESPECTIVELY, OF THE VALUE OF THOSE SHARES. IF YOUR ACCOUNT BALANCE IS LESS
   THAN $50,000, THERE ARE FEES FOR INDIVIDUAL REDEMPTION TRANSACTIONS: $2.00 FOR EACH
   CHECK YOU WRITE AND $5.00 FOR EACH EXCHANGE, BANK WIRE, AND ACCOUNT CLOSEOUT.



Phone 1-800-544-777 (phone_graphic)              All account types     (small solid bullet) Maximum check request:
                                                                       $100,000.
                                                                       (small solid bullet) For Money Line transfers to
                                                                       your bank account; minimum:
                                                                       $10; maximum: $100,000.
                                                                       (small solid bullet) You may exchange to other
                                                                       Fidelity funds if both
                                                                       accounts are registered with
                                                                       the same name(s), address,
                                                                       and taxpayer ID number.

Mail or in Person (mail_graphic)(hand_graphic)   Individual, Joint     (small solid bullet) The letter of instruction must
                                                 Tenant,               be signed by all persons
                                                 Sole Proprietorship   required to sign for
                                                 , UGMA, UTMA          transactions, exactly as their
                                                 Trust                 names appear on the
                                                                       account.
                                                                       (small solid bullet) The trustee must sign the
                                                                       letter indicating capacity as
                                                 Business or           trustee. If the trustee's name
                                                 Organization          is not in the account
                                                                       registration, provide a copy of
                                                                       the trust document certified
                                                                       within the last 60 days.
                                                                       (small solid bullet) At least one person
                                                 Executor,             authorized by corporate
                                                 Administrator,        resolution to act on the
                                                 Conservator,          account must sign the letter.
                                                 Guardian              (small solid bullet) Include a corporate
                                                                       resolution with corporate seal
                                                                       or a signature guarantee.
                                                                       (small solid bullet) Call 1-800-544-6666 for
                                                                       instructions.

Wire (wire_graphic)                              All account types     (small solid bullet) You must sign up for the wire
                                                                       feature before using it. To
                                                                       verify that it is in place, call
                                                                       1-800-544-6666. Minimum
                                                                       wire: $5,000.
                                                                       (small solid bullet) Your wire redemption request
                                                                       must be received by Fidelity
                                                                       before 4 p.m. Eastern time
                                                                       for money to be wired on the
                                                                       next business day.



Check (check_graphic)   All account types   (small solid bullet) Minimum check: $1,000.
                                            (small solid bullet) All account owners must sign
                                            a signature card to receive a
                                            checkbook.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account. INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT
ASSISTANCE
1-800-544-4774
   TOUCHTONE XPRESSSM
1-800-544-5555
 AUTOMATED SERVICE
(checkmark)
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
   To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information. TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing. There may be a $5.00 fee for each exchange out of the funds, unless you place your transaction on Fidelity's automated exchange services.
Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page . SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for a home, educational expenses, and other long-term financial goals.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM   FREQUENCY     SETTING UP OR CHANGING
$500      Monthly or    (small solid bullet) For a new account, complete the
          quarterly     appropriate section on the fund
                        application.
                        (small solid bullet) For existing accounts, call
                        1-800-544-6666 for an application.
                        (small solid bullet) To change the amount or frequency of
                        your investment, call 1-800-544-6666 at
                        least three business days prior to your
                        next scheduled investment date.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A FIDELITY
FUNDA

MINIMUM   FREQUENCY    SETTING UP OR CHANGING
$500      Every pay    (small solid bullet) Check the appropriate box on the fund
          period       application, or call 1-800-544-6666 for an
                       authorization form.
                       (small solid bullet) Changes require a new authorization
                       form.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY FUND

MINIMUM   FREQUENCY        SETTING UP OR CHANGING
$500      Monthly,         (small solid bullet) To establish, call 1-800-544-6666 after
          bimonthly,       both accounts are opened.
          quarterly, or    (small solid bullet) To change the amount or frequency of
          annually         your investment, call 1-800-544-6666.


   A BECAUSE BOND FUND SHARE PRICES FLUCTUATE, THOSE FUNDS MAY NOT BE APPROPRIATE CHOICES FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains earned by the bond funds are normally distributed in October and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. Each fund offers four options (three for Spartan Municipal Money):
1. REINVESTMENT OPTION. Your dividend and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions, if any, will be automatically reinvested, but you will be sent a check for each dividend distribution. This option is not available for Spartan Municipal
Money    .
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions, if any.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions, if any, will be automatically invested in another identically registered Fidelity fund.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions, if any, will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days.
TAXES
As with any investment, you should consider how an investment in a tax-free fund could affect you. Below are some of the funds' tax implications.
TAXES ON DISTRIBUTIONS. Interest income that a fund earns is distributed to shareholders as income dividends. Interest that is federally tax-free remains tax-free when it is distributed.



UNDERSTANDING
DISTRIBUTIONS
As a fund shareholder, you
are entitled to your share of
the fund's net income and
gains on its investments. The
fund passes its earnings
along to its investors as
DISTRIBUTIONS.
Each fund earns interest from
its investments. These are
passed along as DIVIDEND
DISTRIBUTIONS. The fund may
realize capital gains if it sells
securities for a higher price
than it paid for them. These
are passed along as CAPITAL
GAIN DISTRIBUTIONS. Money
market funds usually don't
make capital gain
distributions.
(checkmark)
However, gain on the sale of tax-free bonds results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are taxed as dividends. Long-term capital gain distributions are taxed as long-term capital gains. These distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31. Fidelity will send you and the IRS a statement showing the tax status of the distributions paid to you in the previous year.
The interest from some municipal securities is subject to the federal alternative minimum tax. Each fund may invest up to 100% of its assets in these securities. Individuals who are subject to the tax must report this interest on their tax returns.
A portion of a fund's dividends may be free from state or local taxes. Income from investments in your state are often tax-free to you. Each year, Fidelity will send you a breakdown of your fund's income from each state to help you calculate your taxes.
During    the     fiscal    year ended     1996,    100    % of each fund's
income dividends was free from federal income tax,    77.63%, 21.11%,
32.80%, 16.55% and 21.67% of Spartan Municipal Money's, Spartan Short-Intermediate Municipal's, Spartan Intermediate Municipal's, Spartan Municipal Income's, and Spartan Aggressive Municipal's income dividends,
respectively,     were subject to the federal alternative minimum tax.
TAXES ON TRANSACTIONS. Your bond fund redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares    when     a fund    has realized
but not distributed income or     capital gains, you will pay the full
price for the shares and then receive a portion of the price back in the form of a taxable distribution.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The money market fund values the securities it owns on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps the fund to maintain a stable $1.00 share price. For the bond funds, assets are valued primarily on the basis of market quotations, if available. Since market quotations are often unavailable, assets are usually valued by a method that the Board of Trustees believes accurately reflects fair value.
EACH FUND'S OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) are its NAV.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
(small solid bullet) You begin to earn dividends as of the first business day following the day of your purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
YOU MAY BUY OR SELL SHARES OF THE FUNDS THROUGH AN INVESTMENT PROFESSIONAL, INCLUDING A BROKER, who may charge you a transaction fee for this service. If you invest through an investment professional, read your investment
professional's program materi   als for any additional service features or
fees that may apply. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your request is received and accepted. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
(small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
THE REDEMPTION FEE for Spartan Municipal Income and Spartan Aggressive Municipal, if applicable, will be deducted from the amount of your redemption. This fee is paid to the fund rather than FMR, and it does not apply to shares that were acquired through reinvestment of distributions. If shares you are redeeming were not all held for the same length of time, those shares you held longest will be redeemed first for purposes of determining whether the fee applies.
THE FEES FOR INDIVIDUAL TRANSACTIONS are waived if your account balance at the time of the transaction is $50,000 or more. Otherwise, you should note the following:
(small solid bullet) The $2.00 checkwriting charge will be deducted from your account.
(small solid bullet) The $5.00 exchange fee will be deducted from the amount of your exchange.
(small solid bullet) The $5.00 wire fee will be deducted from the amount of your wire.
(small solid bullet) The $5.00 account closeout fee does not apply to exchanges or wires, but it will apply to checkwriting.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $60.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. The fee will not be deducted from retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity funds exceed $50,000. Eligibility for the $50,000 waiver is determined by aggregating Fidelity mutual fund accounts maintained by FSC
or FBSI which are registered under the same    S    ocial    S    ecurity
number or which list the same    S    ocial    S    ecurity number for the
custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $5,000 ($10,000 for Spartan Municipal Money) you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed and the $5.00 account closeout fee will be charged.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be registered for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number. (small solid bullet) Before exchanging into a fund, read its prospectus. (small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to $7.50 and redemption fees of up to 1.50% on exchanges. Check each fund's prospectus for details.


This prospectus is printed on recycled paper using soy-based inks. SPARTAN(Registered trademark) MUNICIPAL FUNDS
SPARTAN MUNICIPAL MONEY FUND
A FUND OF FIDELITY UNION STREET TRUST II
SPARTAN SHORT-INTERMEDIATE MUNICIPAL INCOME FUND
SPARTAN INTERMEDIATE MUNICIPAL INCOME FUND
SPARTAN MUNICIPAL INCOME FUND
SPARTAN AGGRESSIVE MUNICIPAL FUND
FUNDS OF FIDELITY UNION STREET TRUST
STATEMENT OF ADDITIONAL INFORMATION
OCTOBER 18, 1996
This Statement is not a prospectus but should be read in conjunction with the funds' current Prospectus (dated October 18, 1996). Please retain this document for future reference. The funds' financial statements and financial highlights, included in the Annual Report for the fiscal year ended August 31, 1996, are incorporated herein by reference. To obtain an additional copy of the Prospectus or the Annual Report, please call Fidelity Distributors Corporation at 1-800-544-8888.
TABLE OF CONTENTS                                PAGE



Investment Policies and Limitations

Portfolio Transactions

Valuation of Portfolio Securities

Performance

Additional Purchase and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contracts

Distribution and Service Plans

Contracts with FMR Affiliates

Description of the Trust   s

Financial Statements

Appendix

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISER
FMR Texas Inc. (F   MR Texas    ) (   Spartan Municipal Money    )
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
UMB Bank, n.a. (UMB )
and Fidelity Service Co. (FSC)
SMU-ptb-1096
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the fund. However, except for the fundamental investment limitations listed below the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF SPARTAN MUNICIPAL MONEY FUND
(SPARTAN MUNICIPAL MONEY)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short;
(4) purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions;
(5) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(6) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(7) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(8) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(9) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; or
(10) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (for this purpose, purchasing debt securities and engaging in repurchase agreements do not constitute lending).
(11) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to purchase the voting securities of any issuer.
(ii) The fund does not currently intend to sell securities short.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (5)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to invest in interests in real estate investment trusts that are not readily marketable, or to invest in interests in real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.
(vi) The fund does not currently intend to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.
(vii) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(viii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a)
and (b) do not apply    (i)     to securities received as dividends,
through offers of exchange, or as a result of a reorganization,
consolidation, or merger,    or (ii) to securities of other open-ended
investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.
(ix) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than
5% of its total assets would be invested in the    securities of business
enterprises that, including predecessors, have a record of less than three years of continuous operation.
(x) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(xi) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(xii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitations (1) and (7), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
For purposes of limitation (   ix    ), pass-through entities and other
special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the money market fund's policies on quality and maturity, see the section entitled "Quality and Maturity" on page .
INVESTMENT LIMITATIONS OF SPARTAN SHORT-INTERMEDIATE MUNICIPAL INCOME FUND (SPARTAN SHORT-INTERMEDIATE MUNICIPAL INCOME)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of debt securities or to repurchase agreements).
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a)
and (b) do not apply    (i)     to securities received as dividends,
through offers of exchange, or as a result of a reorganization,
consolidation, or merger    or (ii) to securities of other open-ended
investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.
(viii) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(ix) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(x) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitations (4), and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
   For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page .
INVESTMENT LIMITATIONS OF SPARTAN INTERMEDIATE MUNICIPAL INCOME FUND (SPARTAN INTERMEDIATE MUNICIPAL INCOME)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to invest in interests in real estate investment trusts that are not readily marketable, or to invest in interests in real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.
(vii) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(viii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a)
and (b) do not apply    (i)     to securities received as dividends,
through offers of exchange, or as a result of a reorganization,
consolidation, or merger    or (ii) to securities of other open-ended
investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.
(ix) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be interested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(x) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the fund's net assets. Included in that amount, but not to exceed 2% of the fund's net assets may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(xi) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(xii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitations (4) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
For purposes of limitation (ix), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
   For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page .
INVESTMENT LIMITATIONS OF SPARTAN MUNICIPAL INCOME FUND
(SPARTAN MUNICIPAL INCOME)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
   (i) In order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to invest in interests in real estate investment trusts that are not readily marketable, or to invest in interests in real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.
(vii) The fund does not currently intend to purchase or sell futures contracts on physical commodities.
(viii) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(ix) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(x) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a)
and (b) do not apply    (i)     to securities received as dividends,
through offers of exchange, or as a result of a reorganization,
consolidation, or merger    or (ii) to securities of other open-ended
investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.
(xi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
   (xii) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
For purposes of limitations (4) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
   For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page .
INVESTMENT LIMITATIONS OF SPARTAN AGGRESSIVE MUNICIPAL FUND
(SPARTAN AGGRESSIVE MUNICIPAL)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to invest in interests in real estate investment trusts that are not readily marketable, or to invest in interests in real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.
(vii) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(viii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a)
and (b) do not apply    (i)     to securities received as dividends,
through offers of exchange, or as a result of a reorganization,
consolidation, or merger    or (ii) to securities of other open-ended
investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.
(ix) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(x) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the fund's net assets. Included in that amount, but not to exceed 2% of the fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(xi) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(xii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitations (4) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
   For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
For purposes of limitation (ix), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page .
   The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
DELAYED-DELIVERY TRANSACTIONS. Each fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by a fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The bond funds may receive fees for entering into delayed-delivery transactions. When purchasing securities on a delayed-delivery basis, each fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the fund's other investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could suffer a loss.
Each fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.
FEDERALLY TAXABLE OBLIGATIONS. Under normal conditions, the funds do not intend to invest in securities whose interest is federally taxable. However, from time to time on a temporary basis, each fund may invest a portion of its assets in fixed-income obligations whose interest is subject to federal income tax.
   Should a fund invest in federally taxable obligations, it would purchase securities that in FMR's judgment are of high quality. These would include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements. The bond funds' standards for high-quality, taxable obligations are essentially the same as those described by Moody's Investors Service, Inc. (Moody's) in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by Standard & Poor's Corporation (S&P) in rating corporate obligations within its two highest ratings of A-1 and A-2. The money market fund will purchase taxable obligations only if they meet its quality requirements.
Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of the funds' distributions. If such proposals were enacted, the availability of municipal obligations and the value of the funds' holdings would be affected and the Trustees would reevaluate the funds' investment objectives and policies.
FUTURES AND OPTIONS. The following sections pertain to futures and options:
Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The funds will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS. A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. The funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involves a risk that the options or futures position will not track the performance of a fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. FUTURES CONTRACTS. When a fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each bond fund has filed a
notice of eligibility for exclusion from the    definition of the term
"commodity pool operator" with the Commodity Futures Trading Commission
(CFTC) and the National     Futures Association, which regulate trading in
the futures markets   .     The funds intend to comply with Rule 4.5 under
the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.
In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options
discussed elsewhere in this S   AI,     may be changed as regulatory
agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the funds greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. A fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the fund will be required to make margin payments to an FCM as described above for futures contracts. A fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates a fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
For the money market fund, FMR may determine some restricted securities and municipal lease obligations to be illiquid.
For the bond funds, investments currently considered to be illiquid include over-the-counter options. Also, FMR may determine some restricted securities and municipal lease obligations to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments for the money market fund are valued for purposes of monitoring amortized cost valuation, and for the bond funds are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, a fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.
INDEXED SECURITIES. Each fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change. One example of indexed securities is inverse floaters.
The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, each fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates, but each
fund currently intends    to     participate in this program only as a
borrower. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Loans may be called on one day's notice, and a fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.
INVERSE FLOATERS have variable interest rates that typically move in the opposite direction from prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and vice versa. This interest rate feature can make the prices of inverse floaters considerably more volatile than bonds with comparable maturities.
       LOWER-QUALITY MUNICIPAL SECURITIES.    The bond funds may invest a
portion of their assets in lower-quality municipal securities as described in the Prospectus.
While the market for municipals is considered to be substantial, adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a fund to value its portfolio securities, and the fund's ability to dispose of lower-quality bonds. The outside pricing services are monitored by FMR and reported to the Board to determine whether the services are furnishing prices that accurately reflect fair value. The impact of changing investor perceptions may be especially pronounced in markets where municipal securities are thinly traded.
Each fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
MUNICIPAL MARKET DISRUPTION RISK. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for the money market fund to maintain a stable net asset value per share.
MONEY MARKET SECURITIES are high-quality, short-term obligations. Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the fund.
MUNICIPAL SECTORS:
ELECTRIC UTILITIES. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and
(f) opposition to nuclear power.
HEALTH CARE. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.
       HOUSING.    Housing revenue bonds are generally issued by a state,
county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowners repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.
EDUCATION. In general, there are two types of education-related bonds; those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.
       WATER AND SEWER.    Water and sewer revenue bonds are often
considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.
    TRANSPORTATION.    Transportation debt may be issued to finance the
construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependant on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll Road Bonds are also affected by the cost and availability of fuel, as well as toll levels, the presence of competing roads and the general economic health of the area. Fuel costs and availability also affect other transportation related securities, as do the presence of alternate forms of transportation, such as public transportation.
MUNICIPAL LEASES and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, the funds will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.
Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.
PUT FEATURES entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.
QUALITY AND MATURITY (MONEY MARKET FUND ONLY). Pursuant to procedures adopted by the Board of Trustees, the fund may purchase only high-quality securities that FMR believes present minimal credit risks. To be considered high-quality, a security must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, judged to be of equivalent quality by FMR.
High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (e.g., Standard & Poor's A-1 or SP-1), and second tier securities are those deemed to be in the second highest rating category (e.g., Standard & Poor's A-2 or SP-2).
The fund currently intends to limit its investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, the fund may look to an interest rate reset or demand feature. REFUNDING CONTRACTS. A fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). A fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, a fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts. REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect the fund from the risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is each fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. However, in general, the money market fund anticipates holding restricted securities to maturity or selling them in an exempt transaction.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by FMR. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage.
SOURCES OF CREDIT OR LIQUIDITY SUPPORT. FMR may rely on its evaluation of the credit of a bank or another entity in determining whether to purchase a security supported by a letter of credit guarantee, insurance or other source of credit or liquidity.
STANDBY COMMITMENTS are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Each fund may acquire standby commitments to enhance the liquidity of portfolio securities.
Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.
Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.
Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the funds; and the possibility that the maturities of the underlying securities may be different from those of the commitments. TENDER OPTION BONDS are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds for the funds, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.
   VARIABLE OR FLOATING RATE OBLIGATIONS including certain participation interests in municipal instruments, have interest rate adjustment formulas that help stabilize their market values. Many variable and floating rate instruments also carry demand features that permit a fund to sell them at par value plus accrued interest on short notice.
VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments of the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities have put features.
ZERO COUPON BONDS do not make regular interest payments. Instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's
management contract. In the case of the money market    fund    , FMR has
granted investment management authority to the sub-adviser (see the section entitled "Management Contracts"), and the sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. Securities purchased and sold by the money market fund generally will be traded on a net basis (i.e., without commission). In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.
The funds may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). FMR maintains a listing of broker-dealers who provide such services on a regular basis. However, as many transactions on behalf of the money market fund are placed with broker-dealers (including broker-dealers on the list) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such broker-dealers solely because such services were provided. The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause each fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the funds and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds, or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI), a subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules. Each fund's Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal years ended August 31, 1996 and 1995, the portfolio turnover rates amounted to:
                                                     1996    1995

   Spartan Short-Intermediate Municipal Income         78%     51%

   Spartan Intermediate Municipal Income               64%     44%

   Spartan Municipal Income                            49%     69%

   Spartan Aggressive Municipal                        45%     51%

For fiscal 1996,    1995 and 1994     the funds paid no brokerage
commissions.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION OF PORTFOLIO SECURITIES
SPARTAN SHORT-INTERMEDIATE MUNICIPAL    INCOME    , SPARTAN INTERMEDIATE
MUNICIPAL    INCOME    , SPARTAN MUNICIPAL INCOME, AND SPARTAN AGGRESSIVE
MUNICIPAL. Valuations of portfolio securities furnished by the pricing service employed by the funds are based upon a computerized matrix system or appraisals by the pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. The methods used by the pricing service and the quality of valuations so established are reviewed by officers of the funds and FSC under the general supervision of the Board of Trustees. There are a number of pricing services available, and the Trustees, or officers acting on behalf of the Trustees, on the basis of on-going evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part. Futures contracts and options are valued on the basis of market quotations if available.
SPARTAN MUNICIPAL MONEY. The fund values its investments on the basis of amortized costs. This technique involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its value based on current market quotations or appropriate substitutes which reflect current market conditions. The amortized cost value of an instrument may be higher or lower than the price the fund would receive if it sold the instrument.
Valuing the fund's instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7 under the Investment Company Act of 1940. The fund must adhere to certain conditions under Rule 2a-7.
The Board of Trustees of the trust oversees FMR's adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize the fund's NAV at $1.00. At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from Spartan Municipal Money's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
During periods of declining interest rates, the money market fund's yields based on amortized cost may be higher than the yields based on market valuations. Under these circumstances, a shareholder in the fund would be able to obtain a somewhat higher yield than would result if the fund utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.
PERFORMANCE
The funds may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. A bond fund's share price, and each fund's yield and total return fluctuate in response to market conditions and other factors, and the value of a bond fund's shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. To compute the money market fund's yield for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. The money market fund also may calculate a compound effective yield by compounding the base period return over a one-year period. In addition to the current yield, the money market fund may quote yields in advertising based on any historical seven-day period. Yields for the money market fund are calculated on the same basis as other money market funds, as required by regulation.
For the bond fund   s    , yields are computed by dividing the fund's
interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive dividends during the period, dividing this figure by the fund's net asset value per share (NAV) at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Yields do not reflect Spartan Municipal Income's .50% redemption fee, or Spartan Aggressive Municipal Income's 1.00% redemption fee, which applies to shares held less than 180 days. Income is calculated for purposes of the bond fund's yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.
Income calculated for the purposes of determining the bond fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the bond fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
In calculating the fund's yield, a fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing the fund's yield.
Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, each fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
A fund's tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment before taxes to equal the fund's tax-free yield. Tax-equivalent yields are calculated by dividing a fund's yield by the result of one minus a stated federal or combined federal and state tax rate. If only a portion of a fund's yield is tax-exempt, only that portion is adjusted in the calculation.
The following table shows the effect of a shareholder's tax status on
effective yield under federal income tax laws for 199   6    . It shows the
approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of hypothetical tax-exempt obligations yielding from 2% to 8%. Of course, no assurance can be given that a fund will achieve any specific tax-exempt yield. While the funds invest principally in obligations whose interest is exempt from federal income tax, other income received by the funds may be taxable.



                                            Federal   If individual tax-exempt yield is:

Taxable Income*                             Tax       2%      3%      4%      5%      6%      7%       8%

Single Return         Joint Return          Bracket** Then taxable-equivalent yield is:

$ 24,001 - $ 58,150   $ 40,101 - $ 96,900   28%       2.78%   4.17%   5.56%   6.94%   8.33%    9.72%   11.11%

$ 58,151 - $ 121,300  $ 96,901 - $ 147,700  31%       2.90%   4.35%   5.80%   7.25%   8.70%   10.15%   11.59%

$ 121,301 - $ 263,750 $ 147,701 - $ 263,750 36%       3.13%   4.69%   6.25%   7.81%   9.38%   10.94%   12.50%

$ 263,751 and above   $ 263,751 and above   39.6%     3.31%   4.97%   6.62%   8.28%   9.93%   11.59%   13.25%


* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.
** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.
A fund may invest a portion of its assets in obligations that are subject to federal income tax. When a fund invests in these obligations, its tax-equivalent yields will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% federally tax-free. TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return
that would equal 100% growth on a    compounded basis in ten years. While
average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual
year-to-year performance of the fund    .
In addition to average annual total returns, a fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may or may not include the effect of Spartan Municipal Income's .50% or Spartan Aggressive Municipal Income's 1.00% redemption fee on shares held less than 180 days. Excluding a fund's redemption fee from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration, and may omit or include the effect of the $5.00 account closeout fee.
NET ASSET VALUE. Charts and graphs using a fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
HISTORICAL FUND RESULTS. The following tables show the money market fund's 7-day yields, each bond fund's 30-day yields, each fund's tax-equivalent yields, and total returns for periods ended August 31, 1996. Total return figures include the effect of the $5.00 account closeout fee based on an average size account, but not Spartan Municipal Income's and Spartan Aggressive Municipal Income's .50% and 1.00% redemption fees respectively, applicable to shares held less than 180 days.
The tax-equivalent yield is based on a 36% federal income tax rate. Note that each fund may invest in securities whose income is subject to the federal alternative minimum tax.

                             Average Annual Returns                               Cumulative Total Returns


                             Thirty-/   Tax
                                        Equival One   Five        Life of         One             Five             Life of
                             Seven-D    ent
                             ay

                             Yield      Yield   Year  Years       Fund**          Year            Years            Fund**

Spartan Municipal Money *        3.26%  5.09%   3.41% 3.21    %       3.39    %       3.41    %       17.13    %       20.68    %

Spartan
Short-Intermediate               4.03%  6.30%   3.74% 5.31    %       5.05    %       3.74    %       29.52    %       61.18    %
       Municipal    Income    *

Spartan Intermediate             4.64%  7.25%   4.79% N/A             5.36    %       4.79    %      N/A               19.14    %
       Municipal    Income

Spartan Municipal Income         5.02%  7.84%   5.73% 7.28    %       7.95    %       5.73    %       42.07    %       61.25    %

Spartan Aggressive Municipal     5.53%  8.64%   5.47% N/A             5.87%           5.47    %      N/A               21.03    %


* If FMR had not reimbursed certain fund expenses during these periods, Spartan Municipal Money's yield would have been 3.16%, respectively and the total returns would have been lower.
** From commencement of operations: Spartan Municipal Money - January 14, 1991; Spartan Short-Intermediate Municipal Income - December 24, 1986; Spartan Intermediate Municipal Income - April 26, 1993; Spartan Municipal Income - June 4, 1990; Spartan Aggressive Municipal Income - April 29, 1993
The following table   s     show the income and capital elements of each
fund's cumulative total return. The table   s     compare each fund's
return to the record of the Standard & Poor's (S&P 500), the Dow Jones
Industrial Average (DJIA), and the cost of living    as     measured by the
Consumer Price Index,    (    CPI) over the same period. The CPI
information is as of the month end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how
each fund's total return compared to the record of a broad    unmanaged
index     of common stocks and a narrower set of stocks of major industrial
companies, respectively, over the same period.    Because     Spartan
Municipal Money invests in short-term fixed-income securities, and the other funds invest in fixed-income securities, common stocks represent a different type of investment from the fund. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment
such as the funds.    The     S&P 500 and DJIA    returns     are based on
the prices of unmanaged groups of stocks and, unlike    each     funds'
returns, do not include the effect of brokerage commissions or other costs of investing.
SPARTAN MUNICIPAL MONEY FUND. During the period from January 14, 1991 (commencement of operations) to August 31, 1996, a hypothetical $10,000 investment in Spartan Municipal Money Fund would have grown to
$   12,068    , assuming all distributions were reinvested. This was a
period of fluctuating interest rates and bond prices and the figures    on
the next page     should not be considered representative of the dividend
income or capital gain or loss that could be realized from an investment in the fund today.
SPARTAN MUNICIPAL MONEY FUND                           INDICES


Period      Value of          Value of         Total             S&P 500           DJIA              Cost of
Ended       Initial           Reinvested       Value                                                 Living   **
August 31   $10,000           Dividend
            Investment        Distributions







 1996       $    10,000       $    2,068       $    12,068       $    24,238       $    26,225          $ 11,756

 1995       $    10,000       $    1,670       $    11,670       $    20,415       $    21,064       $    11,428

 1994       $    10,000       $    1,265       $    11,265       $    16,810       $    17,424       $    11,136

 1993       $    10,000       $    990         $    10,990       $    15,938       $    15,820       $    10,822

 1992       $    10,000       $    705         $    10,705       $    13,832       $    13,704       $    10,531

 1991*      $    10,000       $    303         $    10,303       $    12,815       $    12,431       $    10,209


* From January 14, 1991 (commencement of operations).
   ** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on January 14, 1991, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends for the period covered (their cash value at the time
they were reinvested), amounted to $   12,068    . If distributions had not
been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments (dividends) for the period would
have amounted to $   1,883    . The fund did not distribute any capital
gains during the period. Tax consequences of different investments have not been factored into the above figures. The figures in the table do not reflect the effect of the fund's $5.00 account closeout fee.
SPARTAN SHORT-INTERMEDIATE MUNICIPAL    INCOME     FUND. During the period
from December 24, 1986 (commencement of operations) to August 31, 1996, a hypothetical $10,000 investment in Spartan Short-Intermediate Municipal
Fund would have grown to $   16,119    , assuming all distributions were
reinvested. This was a period of fluctuating interest rates and bond prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.

SPARTAN SHORT-INTERMEDIATE MUNICIPAL    INCOME     FUND                           INDICES





Period
Ended    Value of          Value of         Value of        Total             S&P 500           DJIA              Cost of
August
31       Initial           Reinvested       Reinvested      Value                                                 Living   **
         $10,000           Dividend         Capital Gain
         Investment        Distributions    Distributions







1996     $    9,930        $    6,175       $    14         $    16,119       $    35,677       $    39,593          $ 14,235

1995     $    9,980        $    5,543       $    14         $    15,537       $    30,050       $    31,797       $    13,837

1994     $    9,840        $    4,810       $    14         $    14,664       $    24,743       $    26,306       $    13,484

1993     $    10,090       $    4,279       $    0          $    14,369       $    23,460       $    23,884       $    13,104

1992     $    9,840        $    3,543       $    0          $    13,383       $    20,359       $    20,689       $    12,751

1991     $    9,640        $    2,805       $    0          $    12,445       $    18,863       $    18,768       $    12,362

19   90  $ 9,450        $    2,040       $    0          $    11,490       $    14,863       $    15,552       $    11,910

1989     $    9,450        $    1,394       $    0          $    10,844       $    15,644       $    15,674       $    11,276

1988     $    9,470        $    785         $    0          $    10,255       $    11,236       $    11,213       $    10,769

1987*    $    9,660        $    285         $    0          $    9,945        $    13,666       $    14,188       $    10,353


* From December 24, 1986 (commencement of operations).
   ** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on December 24, 1986, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   16,057    . If distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller, and
cash payments for the period would have amounted to $   4,696     for
dividends and $10 for capital gain distributions. Tax consequences of different investments have not been factored into the above figures. The figures in the table do not reflect the effect of the fund's $5.00 account closeout fee.
SPARTAN INTERMEDIATE MUNICIPAL    INCOME     FUND. During the period from
April 26, 1993 (commencement of operations) to August 31, 1996, a hypothetical $10,000 investment in Spartan Intermediate Municipal Fund
would have grown to $   11,915    , assuming all distributions were
reinvested. This was a period of fluctuating interest rates and bond prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.

SPARTAN INTERMEDIATE MUNICIPAL FUND                           INDICES





Period
Ended    Value of          Value of         Value of        Total             S&P 500           DJIA              Cost of
August
31       Initial           Reinvested       Reinvested      Value                                                 Living   **
         $10,000           Dividend         Capital Gain
         Investment        Distributions    Distributions







1996     $    10,050       $    1,825       $    40         $    11,915       $    16,309       $    17,906          $10,924

1995     $    10,060       $    1,270       $    40         $    11,370       $    13,737       $    14,381       $    10,618

1994     $    9,840        $    697         $    39         $    10,576       $    11,311       $    11,897       $    10,347

1993*    $    10,340       $    182         $    0          $    10,522       $    10,725       $    10,802       $    10,056


* From April 26, 1993 (commencement of operations).
   ** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on April 26, 1993, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to $11,856. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $1,666 for dividends and $40 for capital gain distributions. Tax consequences of different investments have not been factored into the above figures. The figures in the table do not reflect the effect of the fund's $5.00 account closeout fee.
SPARTAN MUNICIPAL INCOME FUND. During the period from June 4, 1990 (commencement of operations) to August 31, 1996, a hypothetical $10,000 investment in Spartan Municipal Income Fund would have grown to $16,126, assuming all distributions were reinvested. This was a period of fluctuating interest rates and bond prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.
SPARTAN MUNICIPAL INCOME FUND                           INDICES




Period
Ended    Value of          Value of         Value of        Total             S&P 500           DJIA              Cost of
August
31       Initial           Reinvested       Reinvested      Value                                                 Living   **
         $10,000           Dividend         Capital Gain
         Investment        Distributions    Distributions







1996     $    10,220       $    5,010       $    896        $    16,126       $    21,496       $    23,165          $ 12,175

1995     $    10,180       $    4,182       $    889        $    15,251       $    18,106       $    18,604       $    11,834

1994     $    10,070       $    3,263       $    762        $    14,095       $    14,908       $    15,391       $    11,533

1993     $    11,370       $    2,790       $    137        $    14,297       $    14,135       $    13,974       $    11,207

1992     $    10,710       $    1,835       $    46         $    12,591       $    12,267       $    12,105       $    10,906

1991     $    10,360       $    990         $    0          $    11,350       $    11,365       $    10,981       $    10,573

1990*    $    9,890        $    186         $    0          $    10,076       $    8,955        $    9,099        $    10,186


* From June 4, 1990 (commencement of operations).
   ** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on June 4, 1990, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to $16,011. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments
for the period would have amounted to    $4,025     for dividends and
   $742     for capital gain distributions. Tax consequences of different investments have not been factored into the above figures. The figures in the table do not reflect the effect of the fund's $5.00 account closeout fee or the fund's .50% redemption fee applicable to shares held less than 180 days.
SPARTAN AGGRESSIVE MUNICIPAL FUND. During the period from April 29, 1993 (commencement of operations) to August 31, 1996, a hypothetical $10,000 investment in Spartan Aggressive Municipal Fund would have grown to $12,104, assuming all distributions were reinvested. This was a period of fluctuating interest rates and bond prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.
SPARTAN AGGRESSIVE MUNICIPAL FUND                           INDICES




Period
Ended    Value of          Value of         Value of        Total             S&P 500           DJIA                 Cost of

August
31       Initial           Reinvested       Reinvested      Value                                                    Living**
         $10,000           Dividend         Capital Gain
         Investment        Distributions    Distributions







1996     $    9,900        $    2,184       $    20         $    12,104       $    16,271       $    17,903          $ 10,924

1995     $    9,930        $    1,525       $    20         $    11,475       $    13,704       $    14,378          $ 10,618

1994     $    9,790        $    820         $    19         $    10,629       $    11,284       $    11,895          $ 10,347

1993*    $    10,350       $    214         $    0          $    10,564       $    10,699       $    10,800          $ 10,056


   * From April 29, 1993 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on April 29, 1993, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   12,210    . If distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $1,981 for dividends and $20 for capital gain distributions. Tax consequences of different investments have not been factored into the above figures. The figures in the table do not reflect the effect of the fund's $5.00 account closeout fee or the fund's 1.00% redemption fee applicable to shares held less than 180 days.
PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or redemption fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or
other organizations.    Each bond fund may compare its performance to the
Lehman Brothers Municipal Bond Index, a total return performance benchmark for investment-grade municipal bonds with maturities of at least one year. Spartan Short-Intermediate Municipal Income may also compare to the Lehman Brothers 1-5 Year Municipal Bond Index, a total return performance benchmark for investment-grade municipal bonds with maturities between one and five years. Spartan Intermediate Municipal Income may compare to the Lehman Brothers 1-17 Year Municipal Bond Index, a total return performance benchmark for investment-grade municipal bonds with maturities between one and 17 years. Issues included in these indexes have been issued after December 31, 1990 and have an outstanding par value of at least $50 million. Subsequent to December 31, 1995, zero coupon bonds and issues subject to the alternative minimum tax are included in each index. Spartan Aggressive Municipal may also compare to the Lehman Brothers 70% Municipal/30% Non-Investment Grade Composite Index, a total return performance benchmark for both investment-grade and non-investment grade municipal bonds. This index is weighted 70% with the Lehman Brothers Municipal Bond Index and weighted 30% with the Lehman Brothers Non-Investment Grade Bond Index, a total return performance benchmark for municipal bonds with maturities of at least one year that have a maximum credit rating of Ba1 or are unrated and have been issued after December 31, 1990.
When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; work sheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation based on the Consumer Price Index, and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
A fund may compare its performance or the performance of securities in which it may invest to averages published by IBC USA (Publications), Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. The IBC/Donoghue's MONEY FUND AVERAGES
All   -    Tax   -    Free which is reported in the MONEY FUND
REPORT(registered trademark), covers over    412     All Tax Free money
market funds. The Bond Fund Report
AverageS(trademark)/All   -    Tax   -    Free, which is reported in the
BOND FUND REPORT(registered trademark), covers over    568     tax free
bond funds. When evaluating comparisons to money market funds, investors should consider the relevant differences in investment objectives and policies. Specifically, money market funds invest in short-term, high-quality instruments and seek to maintain a stable $1.00 share price. Bond funds, however, invest in longer-term instruments and their share prices change daily in response to a variety of factors.
A fund may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike tax-free mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The initial investment requirements and sales charges of many tax-free mutual funds are lower than the purchase cost of individual municipal bonds, which are generally issued in $5,000 denominations and are subject to direct brokerage costs.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; charitable giving; and the Fidelity credit card. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus, a quarterly magazine provided free of charge to Fidelity fund shareholders. A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.
VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity. MOMENTUM INDICATORS indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
As of August 31, 1996, FMR advised over $   27     billion in tax-free fund
assets, $   90     billion in money market fund assets,    $271 billion
    in equity fund assets, $   55     billion in international fund assets,
and $   24     billion in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, each fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield. ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
Each fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1996: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, the funds will not process wire purchases and redemptions on days when the Federal Reserve Wire System is closed.
FSC normally determines each fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the Investment Company Act of 1940 (the 1940
Act), each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. To the extent that each fund's income is designated as federally tax-exempt interest, the daily dividends declared by the fund are also federally tax-exempt. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. These gains will be taxed as ordinary income. Each fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (if any) for the prior year.
Shareholders are required to report tax-exempt income on their federal tax returns. Shareholders who earn other income, such as Social Security benefits, may be subject to federal income tax on up to 85% of such benefits to the extent that their income, including tax-exempt income, exceeds certain base amounts.
Each fund purchases municipal securities whose interest FMR believes is free from federal income tax. Generally, issuers or other parties have entered into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal tax treatment of the structure.
As a result of the Tax Reform Act of 1986, interest on certain "private activity" securities is subject to the federal alternative minimum tax
(AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities will be considered tax-exempt for purposes of Spartan Municipal Money, Spartan Short-Intermediate Municipal Income, and Spartan Municipal Income fund's policies of investing so that at least 80% of their income is free from federal income tax,and Spartan Intermediate Municipal's and Spartan Aggressive Municipal's policies of investing so that at least 80% of their assets are free from federal income tax. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any. Private activity securities issued after August 7, 1986 to benefit a private or industrial user or to finance a private facility are affected by this rule.
A portion of the gain on bonds purchased with market discount after April 30, 1993 and short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains. Dividend distributions resulting from a recharacterization of gain from the sale of bonds purchased with market discount after April 30, 1993 are not considered income for purposes of Spartan Municipal Income, Spartan Municipal Money, and Spartan Short-Intermediate Municipal Income fund's policy of investing so that at least 80% of its income is free from federal income tax. Spartan Municipal Money may distribute any net realized short-term capital gains and taxable market discount once a year or more often, as necessary, to maintain its net asset value at $1.00 per share.
Corporate investors should note that a tax preference item for purposes of the corporate AMT is 75% of the amount by which adjusted current earnings (which includes tax-exempt interest) exceeds the alternative minimum taxable income of the corporation. If a shareholder receives an exempt-interest dividend and sells shares at a loss after holding them for a period of six months or less, the loss will be disallowed to the extent of the amount of exempt-interest dividend.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by each fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains. The money market fund does not anticipate distributing long-term capital gains.
   As of August 31, 1996, Spartan Municipal Money Market Fund had a capital loss carryforward aggregating approximately $198,900, of which $900, $700, $45,800, $26,500 and $125,000 will expire on August 31, 1999, 2001, 2002,
2003, and 2004 respectively, and is available to offset future capital gains.
As of August 31, 1996, Spartan Short-Intermediate Municipal Income Fund had a capital loss carryforward aggregating approximately $6,706,000 of which $5,803,000 and $903,000 will expire on August 31, 2003 and 2004 respectively, and is available to offset future capital gains.
As of August 31, 1996, Spartan Intermediate Municipal Income Fund had a capital loss carry forward aggregating approximately $8,853,000 of which $3,556,000 and $5,297,000 will expire on August 31, 2003 and 2004 respectively, and is available to offset future capital gains.
As of August 31, 1996, Spartan Municipal Income Fund had a capital loss carryforward aggregating approximately $19,439,000 of which $2,188,000 and $17,251,000 will expire on August 31, 2003 and 2004 respectively, and is available to offset future capital gains.
As of August 31, 1996, Spartan Aggressive Municipal Fund had a capital loss carryforward aggregating approximately $1,845,000 of which $1,047,000 and $798,000 will expire on August 31, 2003 and 2004 respectively, and is available to offset future capital gains.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis. Each fund intends to comply with other tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of the fund's gross income for each fiscal year. Gains from some, futures contracts, and options are included in this 30% calculation, which may limit a fund's investments in such instruments. Spartan Municipal Money fund is treated as a separate entity from the other funds of Fidelity Union Street Trust II and Spartan Short-Intermediate Municipal Income, Spartan Intermediate Municipal Income, Spartan Municipal Income, and Spartan Aggressive Municipal are treated as separate entities from the other funds of Fidelity Union Street Trust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation. FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act) control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions as follows: FSC, which is the transfer and shareholder servicing agent for certain of the funds advised by FMR; Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for institutional customers and funds sold through intermediaries; and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
   The Trustees, Members of the Advisory Board, and exec    utive officers
of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers elected or appointed to Fidelity Union Street Trust prior to the Money Markets fund conversion from a
Massachusetts business trust served in identical capaci   ties. All persons
named as Trustees and Members of the Advisory Board also serve in
sim    ilar capacities for other funds advised by FMR. The business address of each Trustee and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees and Members of the Advisory Board is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (66), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
*J. GARY BURKHEAD (55), Trustee and Senior Vice President, is President of FMR; and President and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc. RALPH F. COX (64), Trustee (1991), is a management consultant (1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Sanifill Corporation (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (64), Trustee (1992). Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
RICHARD J. FLYNN (72), Trustee and Chairman of the non-interested Trustees, is a financial consultant. Prior to September 1986, Mr. Flynn was Vice Chairman and a Director of the Norton Company (manufacturer of industrial devices). He is currently a Trustee of College of the Holy Cross and Old Sturbridge Village, Inc., and he previously served as a Director of Mechanics Bank (1971-1995).
E. BRADLEY JONES (68), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Cleveland-Cliffs Inc (mining), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and marketing, 1985-1995) and Hyster-Yale Materials Handling, Inc. (1985-1995). In addition, he serves as a Trustee of First Union Real Estate Investments, a Trustee and member of the Executive Committee of the Cleveland Clinic Foundation, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (63), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Vice Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (53), Trustee, is Vice Chairman and Director of FMR (1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). He is a Director of W.R. Grace & Co. (chemicals) and Morrison Knudsen Corporation (engineering and construction). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
GERALD C. McDONOUGH (67), Trustee and Vice-Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Prior to his retirement in July 1988, he was Chairman and Chief Executive Officer of Leaseway Transportation Corp. (physical distribution services). Mr. McDonough is a Director of Brush-Wellman Inc. (metal refining), York International Corp. (air conditioning and refrigeration),
Commercial Intertech Corp.    (hydraulic systems, building systems and
metal products, 1992), CUNO, Inc. (liquid and gas filtration products,
1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996.
EDWARD H. MALONE (71), Trustee. Prior to his retirement in 1985, Mr. Malone was Chairman, General Electric Investment Corporation and a Vice President of General Electric Company. He is a Director of Allegheny Power Systems, Inc. (electric utility), General Re Corporation (reinsurance) and Mattel Inc. (toy manufacturer). In addition, he serves as a Trustee of the Naples Philharmonic Center for the Arts and Rensselaer Polytechnic Institute, and he is a member of the Advisory Boards of Butler Capital Corporation Funds and Warburg, Pincus Partnership Funds.
MARVIN L. MANN (63), Trustee (1993) is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet.
   WILLIAM O. McCOY (62), Member of the Advisory Board (1996), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Weeks Corporation of Atlanta (real estate,
1994), and Carolina Power and Light Company (electric utility, 1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan Flager Business School (University of North Carolina at Chapel Hill).
THOMAS R. WILLIAMS (67), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of BellSouth Corporation (telecommunications), ConAgra, Inc. (agricultural products), Fisher Business Systems, Inc. (computer software), Georgia Power Company (electric utility), Gerber Alley & Associates, Inc. (computer software), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
   FRED L. HENNING, JR. (57), Vice President, is Vice President of
Fidelity's fixed-income (1995) f    unds and Senior Vice President of FMR
(1995).
   SARAH H. ZENOBLE (47), Vice President, is Vice President of Fidelity's money market fund's (1996) and Vice President of FMR Texas Inc.
NORMAN LIND (40), is manager and Vice President of Spartan
Short-Intermediate Municipal    Incom    e and Spartan Intermediate
Municipal Income, both of which he has managed since October 1995. Mr. Lind
also manages Advisor Short-Intermediate    Municipal Income    , New York
   Municipal Income    , New York Insured    Municipal Income    , Spartan
New York Intermediate Municipal    Income    , and Spartan New York
Municipal    Income    . Previously, he managed Spartan Municipal Income,
and he served as a municipal research analyst. Mr. Lind joined Fidelity in
1986.
DAVID MURPHY (48), is manager and Vice President of Spartan Municipal Income, which he has managed since October 1995. Mr. Murphy also manages
High Yield Tax-Free, Limited Term Municipal    Income    , Advisor
   Intermediate Municipal Income    , and Michigan Municipal Income.
Previously, he managed Spartan Short-Intermediate Municipal Income, Spartan
Intermediate Municipal Income, Spartan New Jersey Municipal    Income    ,
Spartan New York Intermediate Municipal    Income    , and Advisor
Short-Intermediate    Municipal Income    . Mr. Murphy joined Fidelity in
1989.
SCOTT ORR (34), is manager and Vice President of Spartan Municipal Money Market, which he has managed since June 1995. He also manages Institutional Tax-Exempt Cash Portfolios, Daily Tax Exempt Money, and Spartan Arizona Municipal Money Market. Previously he managed Connecticut Municipal Money
Market, Michigan Municipal Money Market, New Jersey    Municipal     Money
Market, Spartan Connecticut Municipal Money Market, and Spartan New Jersey Municipal Money Market, and he served as a municipal bond analyst. Mr. Orr joined Fidelity in 1989.
ARTHUR S. LORING (48), Secretary, is Senior Vice President (1993) and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
KENNETH A. RATHGEBER (49), Treasurer (1995), is Treasurer of the Fidelity funds and is an employee of FMR (1995). Before joining FMR, Mr. Rathgeber was a Vice President of Goldman Sachs & Co. (1978-1995), where he served in various positions, including Vice President of Proprietary Accounting (1988-1992), Global Co-Controller (1992-1994), and Chief Operations Officer of Goldman Sachs (Asia) LLC (1994-1995).
THOMAS D. MAHER (51), Assistant Vice President, is Assistant Vice President of Fidelity's money market funds and Vice President and Associate General Counsel of FMR Texas Inc.
JOHN H. COSTELLO (49), Assistant Treasurer, is an employee of FMR.
LEONARD M. RUSH (50), Assistant Treasurer (1994), is an employee of FMR
(1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
THOMAS J. SIMPSON (38), Assistant Treasurer (1996), is Assistant Treasurer of Fidelity's money market funds and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).
The following table sets forth information describing the compensation of
each current trustee of each fund and    each member of the advisory
board     for his or her services as trustee for the fiscal year ended
August 31, 1996.
COMPENSATION TABLE
      Aggregate Compensation




        J. Gary    Ralph  Phyllis Richard Edward C. E.      Donald  Peter S. Gerald C. Edward Marvin  Thomas      William
        Burkhead** F. Cox Burke   J.      Johnson   Bradley J. Kirk Lynch**  McDonough H.     L. Mann R.          O.
                          Davis   Flynn   3d**      Jones                              Malone         Williams    McCoy

Spartan $    0     $ 79   $ 77    $ 100   $ 0       $    78 $

   78 $ 0      $    77   $ 78   $ 78    $ 78     $    23
Intermediate
Municipal
Income

Spartan    0       313    306     397     0            310  310        0        306    307    307        309   86
Short-Interm
ediate
Municipal
Income

Spartan    0       203    199     258     0            201  201        0        198    199    199        201   58
Municipal
Income

Spartan    0       811    793     1,029   0            802  802        0        792    794    794        801   242
Municipal
Money

Spartan    0       29     28      37      0            29   29         0        28        29  29         29    9
Aggressive
Municipal
Income



Trustees                  Pension or           Estimated Annual    Total
                          Retirement           Benefits Upon       Compensation
                          Benefits Accrued     Retirement from     from the Fund
                          as Part of Fund      the Fund            Complex*
                          Expenses from the    Complex*
                          Fund Complex*

J. Gary Burkhead**        $    0               $    0              $    0

Ralph F. Cox                  5,200                52,000              128,000

Phyllis Burke Davis           5,200                52,000              125,000

Richard J. Flynn              0                    52,000              160,500

Edward C. Johnson 3d**        0                    0                   0

E. Bradley Jones              5,200                49,400              128,000

Donald J. Kirk                5,200                52,000              129,500

Peter S. Lynch**              0                    0                   0

Gerald C. McDonough           5,200                52,000              128,000

Edward H. Malone              5,200                44,200              128,000

Marvin L. Mann                5,200                52,000              128,000

Thomas R. Williams            5,200                52,000              125,000

   William O. McCoy          N/A                  N/A                  0


* Information is as of December 31, 1995 for 219 funds in the complex.
   ** Interested trustees of the fund are compensated by FMR.
The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. Each fund may invest in such designated securities under the Plan without shareholder approval.
Under a retirement program adopted in July 1988 and modified in November
1995, each non-interested Trustee may    receive     payments from a
Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee becomes eligible to participate in the program at the end of the calendar year in which he or she reaches age 72, provided that, at the time of retirement, he or she has served as a Fidelity fund Trustee for at least five years. Currently, Messrs. Ralph S. Saul, William R. Spaulding, Bertram H. Witham, and David L. Yunich, all former non-interested Trustees, receive retirement benefits under the program.
   As of     August 31,1996 the Trustees and officers of each fund owned,
in the aggregate, less than    1    % of each fund's total outstanding
shares.
MANAGEMENT CONTRACTS
Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
FMR is responsible for the payment of all expenses of each fund with certain exceptions. Specific expenses payable by FMR include, without limitation, expenses for the typesetting, printing, and mailing proxy materials to shareholders; legal expenses, and the fees of the custodian, auditor and interested Trustees; costs of typesetting, printing, and mailing prospectuses and statements of additional information, notices and reports to shareholders; each fund's proportionate share of insurance premiums and Investment Company Institute dues. FMR also provides for transfer agent and dividend disbursing services and portfolio and general accounting record maintenance through FSC.
FMR pays all other expenses of each fund with the following exceptions: fees and expenses of all Trustees of the trust who are not "interested persons" of the trust or FMR (the non-interested Trustees); interest on borrowings; taxes; brokerage commissions (if any); and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify the officers and Trustees with respect to litigation.
FMR is Spartan Municipal Money's manager pursuant to a management contract dated February 28, 1992. The contract was approved by Fidelity Union Street Trust as the then sole shareholder of Spartan Municipal Money on February 28, 1992, in conjunction with an Agreement and Plan to convert the fund from a series of a Massachusetts business trust to a series of a Delaware trust. The Agreement and Plan of Conversion was approved by public shareholders of the fund on December 11, 1991. Besides reflecting the fund's conversion, the February 28, 1992 contract is identical to the fund's prior management contract with FMR, which was approved by shareholders on December 11, 1991.
FMR is Spartan Short-Intermediate Municipal Income's manager pursuant to a management contract dated October 18, 1993. The contract was approved by Fidelity Municipal Trust as the then sole shareholder of the fund on October 18, 1993, in conjunction with an Agreement and Plan to convert the fund from a series of one Massachusetts business trust to a series of another Massachusetts business trust. The Agreement and Plan of Conversion was approved by public shareholders of the fund on August 18, 1993. Besides reflecting the fund's conversion, the October 18, 1993 contract is identical to the fund's prior management contract with FMR, which was approved by shareholders on November 13, 1991.
FMR is Spartan Municipal Income's manager pursuant to a management contract dated April 19, 1990, which was approved by shareholders on December 12, 1990, and Spartan Intermediate Municipal's and Spartan Aggressive Municipal's manager pursuant to management contracts dated March 18, 1993, which were approved by FMR, the then sole shareholder of each fund on April 8, 1993.
For the services of FMR under each management contract, the funds pay FMR a monthly management fee at the annual rate of .50% (Spartan Municipal Money), .55% (Spartan Short-Intermediate Municipal Income), .55% (Spartan Intermediate Municipal Income), .55% (Spartan Municipal Income), and .60% (Spartan Aggressive Municipal) of average net assets throughout the month. The management fee paid to FMR is reduced by an amount equal to the fees and expenses of the non-interested Trustees. Fees received by FMR, after reduction of fees and expenses of the non-interested Trustees, for the last
three fiscal years are shown    in the tables below:
FMR may, from time to time, voluntarily reimburse all or a portion of each fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase each fund's total returns and yield and repayment of the reimbursement by each fund will lower its total returns: and yield. During the fiscal periods reported, FMR voluntarily agreed to reimburse certain funds to the extent that the fund's aggregate operating expenses were in excess of an annual rate of its average net assets. The tables below identify the funds in reimbursement; the levels of and periods for such reimbursement; and the dollar amount reimbursed by FMR, if any, for each period.
SPARTAN MUNICIPAL MONEY:
From                To                 Expense Limitation

August 1, 1994      --                 .40%

July 1, 1994        July 31, 1994      .35%

June 1, 1993        June 30, 1994      .32%

April 1, 1993       May 31, 1993       .28%

November 1, 1992    March 31, 1993     .25%

September 1, 1992   October 31, 1992   .23%


                              Management Fee Before              Amount of Expense                 Amount of Credits Reducing
   Fiscal Years Ended         Reimbursement and Credits          Limitation Reimbursement          Management Fees

   1996                       $ 11,391,870                       $ 2,280,081                       $ 197,613

   1995                       $ 11,137,523                       $ 2,229,935                       $ --

   1994                       $ 10,606,957                       $ 3,602,545                       $ --


SPARTAN SHORT-INTERMEDIATE MUNICIPAL    INCOME    :
From               To              Expense Limitation

June 1, 1994       July 31, 1994   .45%

January 10, 1994   May 31, 1994    .40%


                             Management Fee Before              Amount of Expense                 Amount of Credits Reducing
   Fiscal Years Ended        Reimbursement and Credits          Limitation Reimbursement          Management Fees

   1996                      $ 4,739,273                        $ --                              $ 56,000

   1995                      $ 5,253,000                        $ --                              $ --

   1994                      $ 6,100,246                        $ 866,308                         $ --


SPARTAN INTERMEDIATE MUNICIPAL    INCOME    :
From                To                   Expense Limitation

February 1, 1995    February 1, 1996     .45%

October 1, 1994     January 31, 1995     .40%

August 1, 1994      September 31, 1994   .30%

June 1, 1994        July 31, 1994        .35%

November 1, 1993    May 31, 1994         .20%

October 18, 1993    October 31, 1993     .15%

September 1, 1993   October 17, 1993     .10%

April 26, 1993      August 31, 1993      .00%


                             Management Fee Before              Amount of Expense                 Amount of Credits Reducing
   Fiscal Years Ended        Reimbursement and Credits          Limitation Reimbursement          Management Fees

   1996                      $ 1,223,445                        $ 92,948                          $ 13,944

   1995                      $ 1,213,370                        $ 289,444                         $ --

   1994                      $ 1,459,525                        $ 916,717                         $ --


   SPARTAN MUNICIPAL INCOME:

                             Management Fee Before              Amount of Expense                 Amount of Credits Reducing
   Fiscal Years Ended        Reimbursement and Credits          Limitation Reimbursement          Management Fees

   1996                      $ 3,102,894                        $ --                              $ 59,880

   1995                      $ 3,224,403                        $ --                              $ --

   1994                      $ 4,332,192                        $ --                              $ --


   SPARTAN AGGRESSIVE MUNICIPAL:

                             Management Fee Before              Amount of Expense                 Amount of Credits Reducing
   Fiscal Years Ended        Reimbursement and Credits          Limitation Reimbursement          Management Fees

   1996                      $ 508,913                          $ --                              $ 461

   1995                      $ 383,028                          $ --                              $ --

   1994                      $ 243,521                          $ --                              $ --


To defray shareholder service costs, FMR or its affiliates also collect each fund's $5.00 exchange fee, $5.00 account closeout fee, $5.00 fee for wire purchases and redemptions, and Spartan Municipal Money's, Spartan Short Intermediate Municipal Income's, and Spartan Intermediate Municipal
Income's $2.00 checkwriting charge.    Spartan Municipal Income's .50% and
Spartan Aggressive Municipal's 1.00% redemption fee on shares held less than 180 days is retained by each fund, it is not collected by FMR.
    Shareholder transaction fees and charges collected by FMR are indicated in the table below.
SPARTAN MUNICIPAL MONEY

      Year Ended                     Account                           Checkwriting
      August 31    Exchange Fees     Closeout Fees    Wire Fees        Charge

       1996        $    10,444       $    2,684       $    2,305       $    14,281

       1995        $    13,120       $    3,274       $    3,005       $    16,448

       1994        $    21,336       $    3,303       $    3,155       $    16,370


SPARTAN SHORT-INTERMEDIATE MUNICIPAL

      Period Ended                     Account                           Checkwriting
      August 31      Exchange Fees     Closeout Fees    Wire Fees        Charge

       1996          $    7,790        $    2,335       $    590         $    1,653

       1995          $    11,545       $    3,806       $    770         $    2,454

       1994          $    20,989       $    3,308       $    1,805       $    3,341


SPARTAN INTERMEDIATE MUNICIPAL    INCOME

      Period Ended                    Account                         Checkwriting
      August 31      Exchange Fees    Closeout Fees    Wire Fees      Charge

       1996          $    1,805       $    685         $    545       $    446

       1995          $    3,750       $    1,100       $    245       $    600

       1994          $    6,631       $    885         $    435       $    730


SPARTAN MUNICIPAL INCOME
      Year Ended                     Account
      August 31    Exchange Fees     Closeout Fees    Wire Fees

       1996        $    3,855        $    1,765       $    425

       1995        $    8,145        $    2,875       $    665

       1994        $    16,475       $    2,985       $    1,110

SPARTAN AGGRESSIVE MUNICIPAL
      Period Ended                    Account
      August 31      Exchange Fees    Closeout Fees   Wire Fees

       1996          $    665         $    175        $    45

       1995          $    1,000       $    215        $    50

       1994          $    775         $    145        $    80

SUB-ADVISER. On behalf of Spartan Municipal Money Fund, FMR has entered
into a sub-advisory agreement with F   MR Texas     pursuant to which
   FMR Texas     has primary responsibility for providing portfolio
investment management services to Spartan Municipal Money Fund.
Under the sub-advisory agreement, dated February 28, 1992 which was
approved by shareholders on December 11, 1991, FMR pays    FMR Texas
fees equal to 50% of the management fee payable to FMR under its management
contract with the fund. The fees paid to    FMR Texas     are not reduced
by any voluntary or mandatory expense reimbursements that may be in effect from time to time. On behalf of the money market fund, for fiscal 1996,
1995, and 1994, FMR paid    FMR Texas     fees of $   5,695,935    ,
$   5,568,762,     and $   5,303,479     respectively.
DISTRIBUTION AND SERVICE PLANS
The Trustees have approved Distribution and Service Plans on behalf of the funds (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of a fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.
Under each Plan, if the payment of management fees by the funds to FMR is deemed to be indirect financing by the funds of the distribution of their shares, such payment is authorized by the Plans. Each Plan also specifically recognizes that FMR, either directly or through FDC, may use its management fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of each fund. In addition, each Plan provides that FMR may use its resources, including its management fee revenues, to make payments to third parties that assist in selling shares of each fund, or to third parties, including banks, that render shareholder support services.
No third party payments were made in fiscal 1996, 1995, and 1994.
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and have determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plans do not authorize payments by a fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of each fund, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
Spartan Municipal Money's Plan was approved by Fidelity Union Street Trust on February 28, 1992, as the then sole shareholder of the fund, pursuant to an Agreement and Plan of Conversion approved by public shareholders of the fund on December 11, 1991. Spartan Short-Intermediate Municipal
Income's     Plan was approved by Fidelity Municipal Trust on October 20,
1993, as the then sole shareholder of the fund pursuant to an Agreement and Plan of Conversion approved by public shareholders of the fund on August 18, 1993. The Plan for Spartan Municipal Income was approved by shareholders on December 12, 1990. The Plans for Spartan Intermediate Municipal and Spartan Aggressive Municipal were approved by FMR, the then sole shareholder of each fund, on April 8, 1993.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
UMB Bank, n.a. (UMB) is each fund's custodian and transfer agent. UMB has entered into sub-contracts with FSC, an affiliate of FMR, under the terms of which FSC performs the processing activities associated with providing transfer agent and shareholder servicing functions for each fund. Under this arrangement, FSC receives an annual account fee and an asset-based fee each based on account size and fund type for each retail account and certain institutional accounts. With respect to certain institutional retirement accounts, FSC receives an annual account fee and an asset-based fee based on account type or fund type. These annual account fees are subject to increase based on postal rate changes. FSC also collects small account fees from certain accounts with balances of less than $2,500. UMB has additional sub-contracts with FSC, pursuant to which FSC performs the calculations necessary to determine each fund's NAV and dividends and maintains each fund's accounting records. For pricing and bookkeeping services, FSC receives a fee based on each fund's average net assets. UMB is entitled to reimbursement from FMR for fees paid to FSC because FMR must bear these costs pursuant to its management contract with each fund.
Each fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered at net asset value. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUSTS
TRUSTS' ORGANIZATION. Spartan Short-Intermediate Municipal Income Fund, Spartan Intermediate Municipal Income Fund, Spartan Municipal Income Fund, and Spartan Aggressive Municipal Fund are funds of Fidelity Union Street Trust (the Massachusetts Trust), an open-end management investment company organized as a Massachusetts business trust on March 1, 1974 as Fidelity Daily Income Trust. The trust's name was changed to Fidelity Union Street Trust by a supplement to the Declaration of Trust dated and filed with the Commonwealth of Massachusetts on April 30, 1990. Currently, there are eight funds of the Massachusetts trust: Spartan Municipal Income Fund, Spartan Ginnie Mae Fund, Spartan Maryland Municipal Income Fund, Spartan Aggressive Municipal Fund, Spartan Intermediate Municipal Income Fund, Spartan Short-Intermediate Municipal Income Fund, Spartan Arizona Municipal Income Fund, and Fidelity Export Fund. Spartan Short-Intermediate Municipal Fund entered into an agreement to acquire all of the assets of Spartan Short-Intermediate Municipal Fund, a series of Fidelity Municipal Trust on October 20, 1993. The Massachusetts trust's Declaration of Trust permits the Trustees to create additional funds.
Spartan Municipal Money Fund is a fund of Fidelity Union Street Trust II (the Delaware Trust), an open-end management investment company organized as a Delaware business trust on June 20, 1991. Currently there are four funds of the Delaware trust: Spartan Municipal Money Fund, Fidelity Daily
Income Trust, Spartan Arizona Municipal Money Market    Fund    , and
Spartan World Money Market Fund. Spartan Municipal Money Fund entered into an agreement to acquire all of the assets of Spartan Municipal Money Fund, a series of Fidelity Union Street Trust, on February 28, 1992. The Delaware trust's Trust Instrument permits the Trustees to create additional funds. In the event that FMR ceases to be investment advisor to a trust or any of its funds, the right of the trust or the fund to use the identifying names "Fidelity" and "Spartan" may be withdrawn. There is a remote possibility that one fund might become liable for a misstatement in its prospectus or statement of additional information about another fund.
The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of their respective trusts. Expenses with respect to the trusts are to be allocated in proportion to the asset value of their respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trusts, subject to the general supervision of the Boards of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds of a certain trust. In the event of the dissolution or liquidation of a trust, shareholders of each fund of that trust are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY - MASSACHUSETTS TRUST. The Massachusetts trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Massachusetts trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Massachusetts trust or its Trustees shall include a provision limiting the obligations created thereby to the Massachusetts trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholders held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
SHAREHOLDER AND TRUSTEE LIABILITY - DELAWARE TRUST. The Delaware trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Delaware trust and requires that a disclaimer be given in each contract entered into or executed by the Delaware trust or its Trustees. The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.
The Trust Instrument further provides that the Trustees shall not be personally liable to any person other than the Delaware trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that Trustees are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS - BOTH TRUSTS. Each fund's capital consists of shares of beneficial interest. For the bond funds as a shareholder, you receive one vote for each dollar value of net asset value you own. For the money market fund you receive one vote for each share you own. The shares have no preemptive or conversion rights; voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the respective "Shareholder and Trustee Liability" headings above. Shareholders representing 10% or more of a trust or one of its funds may, as set forth in the Declaration of Trust or Trust Instrument, call meetings of the trust or fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of an entire trust, the purpose on voting on removal of one or more Trustees.
A trust or any fund may be terminated upon the sale of its assets to (or, in the case of the Delaware trust and its funds, merger with) another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by vote of the holders of a majority of the outstanding shares of the trust or the fund. However, the Trustees of the Delaware trust may, without prior shareholder approval, change the form of the organization of the Delaware trust by merger, consolidation, or incorporation. If not so terminated or reorganized, the trusts and their funds will continue indefinitely.
Under the Trust Instrument, the Trustees may, without shareholder vote, cause the Delaware trust to merge or consolidate into one or more trusts, partnerships, or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Delaware trust registration statement, or cause the Delaware trust to be incorporated under Delaware law. Each fund of the Massachusetts and Delaware trusts may also invest all of its assets in another investment company.
CUSTODIAN. UMB Bank, n.a., 1010 Grand Avenue, Kansas City, Missouri, 64106,
is custodian of the assets of the fund   s    . The custodian is
responsible for the safekeeping of a fund's assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. Morgan Guaranty Trust Company of New York, The
Bank of New York and    The Chase Manhattan Bank    , each headquartered in
New York, also may serve as a special purpose custodian of certain assets in connection with pooled repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. Coopers & Lybrand L.L.P., One Post Office Square, Boston,
Massachusetts (bond fund   s    ) and 1999 Bryan Street, Dallas, Texas
(money market fund) serves as the trusts' independent accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the fiscal year ended August 31, 1996 are included in the fund's Annual Report, which is a separate report supplied with this Statement of Additional Information. Each fund's financial statements and financial highlights
and the report of the auditors, thereon     are incorporated herein by
reference.
APPENDIX
DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.
The descriptions that follow are examples of eligible ratings for the funds. A fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment.
DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF STATE AND MUNICIPAL
NOTES:
Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade (MIG, or VMIG for variable rate obligations). This distinction is in recognition of the difference between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important in the short run. Symbols used will be as follows:
MIG-1/VMIG-1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG-2/VMIG-2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
MIG-3/VMIG-3 - This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. MIG-4/VMIG-4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and, although not distinctly or predominantly speculative, there is specific risk.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF STATE AND MUNICIPAL NOTES:
SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 - Speculative capacity to pay principal and interest.
DESCRIPTION OF MOODY'S INVESTORS SERVICE MUNICIPAL BOND RATINGS:
AAA - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds which are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
There are nine basic rating categories for long-term obligations. They range from AAA (highest quality) to C (lowest quality). Those bonds within the AA, A, BAA, BA and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols AA1, A1, BAA1, BA1 and B1.
DESCRIPTION OF STANDARD & POOR'S MUNICIPAL BOND RATINGS:
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rate   d     BB has less near-term vulnerability to default than
other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.
PART C - OTHER INFORMATION
Item 24.  Financial Statements and Exhibits
(a)(1) Financial Statements and Financial Highlights, included in the
Annual Report, for Spartan Ginnie Mae Fund for the fis-   cal year ended
August 31, 1996 are incorporated herein by reference into the fund's Statement of Additional Information and were filed on October 15, 1996 for Fidelity Union Street Trust (No. 811-2460) pursuant to Rule 30d-1 under
the    Investment Company Act of 1940 and are incorporated herein by reference.
(a)(2) Financial Statements and Financial Highlights, included in the
Annual Report, for Spartan Municipal Income Fund     for the fiscal year
ended August 31, 1996 are incorporated herein by reference into the fund's
Statement of Additional    Information and were filed on October 15, 1996
for Fidelity Union Street Trust (No. 811-2460) pursuant to Rule     30d-1
under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(3) Financial Statements and Financial Highlights, included in the Annual Report, for Spartan Maryland Municipal Income Fund for the fiscal year ended August 31, 1996 are incorporated herein by reference into the fund's Statement of Ad-
 ditional Information and were filed on October 15, 1996 for Fidelity Union
Street Trust (No. 811-2460) pursuant to     Rule 30d-1 under the Investment
Company Act of 1940 and are incorporated herein by reference.
(a)(4) Financial Statements and Financial Highlights, included in the
Annual Report, for Spartan Aggressive Municipal Fund    for the fiscal year
ended August 31, 1996 are incorporated herein by reference into the fund's
Statement of Additional    Information and were filed on October 15, 1996
for Fidelity Union Street Trust (No. 811-2460) pursuant to Rule     30d-1
under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(5) Financial Statements and Financial Highlights, included in the
Annual Report, for Spartan Intermediate Municipal     Fund for the fiscal
year ended August 31, 1996 are incorporated herein by reference into the
fund's Statement of Addi-   tional Information and were filed on October
15, 1996 for Fidelity Union Street Trust (No. 811-2460) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(6) Financial Statements and Financial Highlights, included in the
Annual Report, for Spartan Short-Intermediate Munici-   pal Fund for the
fiscal year ended August 31, 1996 are incorporated herein by reference into
the fund's Statement of    Additional Information and were filed on October
15, 1996 for Fidelity Union Street Trust (No. 811-2460) pursuant to    Rule
30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.

(a)(7) Financial Statements and Financial Highlights, included in the
Annual Report, for Spartan Municipal Money Market    Fund for the fiscal
year ended August 31, 1996 are incorporated herein by reference into the
fund's Statement of Addi-   tional Information and were filed on October
15, 1996 for Fidelity Union Street Trust II (No. 811-6452) pursuant to
Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(8) Financial Statements and Financial Highlights, included in the
Annual Report, for Spartan Arizona Municipal Income    Fund for the fiscal
year ended August 31, 1996 are incorporated herein by reference into the
fund's Statement of    Additional Information and were filed on October 15,
1996 for Fidelity Union Street Trust (No. 811-2460) pursuant to    Rule
30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(9) Financial Statements and Financial Highlights, included in the
Annual Report for Fidelity Export Fund for the fiscal    year ended August
31, 1996 are incorporated herein by reference into the fund's Statement of
Additional Information    and were filed on October 15, 1996 for Fidelity
Union Street Trust (No. 811-2460) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(10) Financial Statements and Financial Highlights, included in the
Annual Report, for Spartan Arizona Municipal Money    Market Fund for the
fiscal year ended August 31, 1996 are incorporated herein by reference into
the fund's State   ment of Additional Information and were filed on October
15, 1996 for Fidelity Union Street Trust II (No. 811-6452)    pursuant to
Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(b) Exhibits:
 1. Amended and Restated Declaration of Trust, dated September 14, 1995, is incorporated herein by reference to Exhibit (1) to Post-Effective Amendment No. 92.
 2. (a) Bylaws of the Trust, as amended, are incorporated herein by reference to Exhibit 2(a) to Post-Effective Amendment No. 87.
 3. Not applicable.
 4. Not applicable.
 5. (a) Management Contract, dated April 19, 1990, between Spartan Municipal Income Portfolio and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 89.
  (b) Management Contract, dated December 13, 1990, between Spartan Ginnie Mae Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 89.
  (c) Management Contract, dated March 18, 1993, between Spartan Maryland Municipal Income Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 89.
  (d) Management Contract, dated March 18, 1993, between Spartan Aggressive Municipal Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(f) to Post-Effective Amendment No. 84.
  (e) Management Contract, dated March 18, 1993, between Spartan Intermediate Municipal Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 84.
  (f) Management Contract, dated October 18, 1993, between Spartan Short-Intermediate Municipal Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(f) to Post-Effective Amendment No. 89.
  (g) Management Contract, dated July 14, 1994, between Fidelity Export Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 89.
  (h) Sub-Advisory Agreement, dated July 14, 1994, between Fidelity Management & Research Company, Fidelity Management & Research Company (U.K.) Inc., and Fidelity Union Street Trust on behalf of Fidelity Export Fund is incorporated herein by reference to Exhibit 5(h) to Post-Effective Amendment No. 89.
  (i) Sub-Advisory Agreement, dated July 14, 1994, between Fidelity Management & Research Company, Fidelity Management & Research Company (Far
East) Inc., and Fidelity Union Street Trust on behalf of Fidelity Export Fund is incorporated herein by reference to Exhibit 5(i) to Post-Effective Amendment No. 89.
  (j) Management Contract, dated September 16, 1994, between Spartan Arizona Municipal Income Portfolio and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(j) to Post-Effective Amendment No. 89.
 6. (a) General Distribution Agreement, dated April 19, 1990, between Fidelity Union Street Trust, on behalf of Spartan Municipal Income Portfolio and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(a) to Post-Effective Amendment No. 89.
  (b) General Distribution Agreement, dated December 13, 1990, between Fidelity Union Street Trust, on behalf of Spartan Ginnie Mae Fund and Fidelity Distributors Corporation is incorporated herein by reference to
Exhibit 6(b) to Post-Effective Amendment No. 84.
  (c) Amendment, dated May 10, 1994, to the General Distribution Agreement, dated December 13, 1990, between Spartan Ginnie Mae Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(c) to Post-Effective Amendment No. 89.
  (d) General Distribution Agreement, dated March 18, 1993, between Fidelity Union Street Trust, on behalf of Spartan Maryland Municipal Income Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(d) to Post-Effective Amendment No. 89.
  (e) General Distribution Agreement, dated March 18, 1993, between Fidelity Union Street Trust, on behalf of Spartan Aggressive Municipal Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(e) to Post-Effective Amendment No. 84.
  (f) Amendment, dated May 10, 1994, to the General Distribution Agreement, dated March 18, 1993, between Spartan Aggressive Municipal Fund and Fidelity Distributors Corporation is incorporated herein by reference to
Exhibit 6(f) to Post-Effective Amendment No. 89.
  (g) General Distribution Agreement, dated March 18, 1993, between Fidelity Union Street Trust, on behalf of Spartan Intermediate Municipal Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(f) to Post-Effective Amendment No. 84.
  (h) Amendment, dated May 10, 1994, to the General Distribution Agreement, dated March 18, 1993, between Fidelity Union Street Trust, on behalf of Spartan Intermediate Municipal Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(h) to Post-Effective Amendment No. 89.
  (i) General Distribution Agreement, dated July 14, 1994, between Fidelity Union Street Trust, on behalf of Fidelity Export Fund, and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(i) to Post-Effective Amendment No. 92.
  (j) General Distribution Agreement, dated September 16, 1994, between Fidelity Union Street Trust, on behalf of Spartan Arizona Municipal Income Portfolio, and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(j) to Post-Effective Amendment No. 91.
  (k) General Distribution Agreement, dated October 18, 1993, between Fidelity Union Street Trust, on behalf of Spartan Short-Intermediate Municipal Fund, and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(k) to Post-Effective Amendment No. 92.
 7. (a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.
 . (b) The Fee Deferrral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of December 1, 1995, is incorporated herein by reference to Exhibit 7(b) of Fidelity School Street Trust's (File No. 2-57167) Post-Effective Amendment No. 47.
 8. (a) Custodian Agreement and Appendix C, dated December 1, 1994, between The Bank of New York and Fidelity Union Street Trust on behalf of Spartan Ginnie Mae Fund is incorporated herein by reference to Exhibit 8(a) of Fidelity Hereford Street Trust's Post-Effective Amendment No. 4 (File No. 33-52577).
  (b) Appendix A, dated May 16, 1996, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Fidelity Union Street Trust on behalf of Spartan Ginnie Mae Fund is incorporated herein by reference to Exhibit 8(e) of Fidelity Select Portfolios' Post-Effective Amendment No. 55 (File No. 2-69972).
  (c) Appendix B, dated July 31, 1996, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Fidelity Union Street Trust on behalf of Spartan Ginnie Mae Fund is incorporated herein by reference to Exhibit 8(c) of Fidelity Income Fund's Post-Effective Amendment No. 35 (File No. 2-92661).
  (d) Custodian Agreement, Appendix A, Appendix B, and Appendix C, dated December 1, 1994, between UMB Bank, n.a. and Fidelity Union Street Trust on behalf of Spartan Short-Intermediate Municipal Fund, Spartan Aggressive Municipal Fund, Spartan Intermediate Municipal Fund, Spartan Municipal Income Portfolio, Spartan Maryland Municipal Income Fund, and Spartan Arizona Municipal Income Portfolio is incorporated herein by reference to
Exhibit 8 of Fidelity California Municipal Trust's Post-Effective Amendment No. 28 (File No. 2-83367).
  (e) Custodian Agreement, Appendix A, and Appendix C, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Union Street Trust on behalf of Fidelity Export Fund is incorporated herein by reference to Exhibit 8(a) of Fidelity Investment Trust's Post-Effective Amendment No. 59 (File No. 2-90649).
  (f) Appendix B, dated July 18, 1996, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Union Street Trust on behalf of Fidelity Export Fund is incorporated herein by reference to Exhibit 8(b) of Fidelity Securities Fund's Post-Effective Amendment No. 35 (File No. 2-93601).
  (g) Fidelity Group Repo Custodian Agreement among The Bank of New York,
J. P. Morgan Securities, Inc., and Fidelity Union Street Trust on behalf of Fidelity Export Fund and Spartan Ginnie Mae Fund, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (h) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and Fidelity Union Street Trust on behalf of Fidelity Export Fund and Spartan Ginnie Mae Fund, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (i) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and Fidelity Union Street Trust on behalf of Fidelity Export Fund and Spartan Ginnie Mae Fund, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (j) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and Fidelity Union Street Trust on behalf of Fidelity Export Fund and Spartan Ginnie Mae Fund, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (k) Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Union Street Trust on behalf of Fidelity Export Fund and Spartan Ginnie Mae Fund, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (l) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Union Street Trust on behalf of Fidelity Export Fund and Spartan Ginnie Mae Fund, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  9. Not applicable.
 10. Not applicable.
 11. Consent of Coopers & Lybrand L.L.P. is filed herein as Exhibit 11.
 12. Not applicable.
 13. Not applicable.
 14. (a) Fidelity Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 . (b) Fidelity Institutional Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 . (c) National Financial Services Corporation Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(h) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 . (d) Fidelity Portfolio Advisory Services Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(i) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 . (e) Fidelity 403(b)(7) Custodial Account Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(e) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 . (f) National Financial Services Corporation Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(k) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (g) The CORPORATEplan for Retirement Profit Sharing/401K Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(l) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 . (h) The CORPORATEplan for Retirement Money Purchase Pension Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(m) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 . (i) Fidelity Investments Section 403(b)(7) Individual Custodial Account Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Commonwealth Trust's (File No. 2-52322) Post Effective Amendment No. 57.
 . (j) Plymouth Investments Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to
Exhibit 14(o) of Fidelity Commonwealth Trust's (File No. 2-52322) Post Effective Amendment No. 57.
 . (k) The Fidelity Prototype Defined Benefit Pension Plan and Trust Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 . (l) The Institutional Prototype Plan Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 . (m) The CORPORATEplan for Retirement 100SM Profit Sharing/401(k) Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 . (n) The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers Basic Plan Document, Standardized Profit Sharing Plan Adoption Agreement, Non-Standardized Discretionary Contribution Plan No. 002 Adoption Agreement, and Non-Standardized Discretionary Contribution Plan No. 003 Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(g) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 . (o) Fidelity Investments 403(b) Sample Plan Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(p) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 . (p) Fidelity Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(c) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 15. (a) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Municipal Income Portfolio is incorporated herein by reference to Exhibit 15(a) to Post-Effective Amendment No. 89.
  (b) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Ginnie Mae Fund is incorporated herein by reference to Exhibit 15(b) to Post-Effective Amendment No. 89.
  (c) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Maryland Municipal Income Fund is incorporated herein by reference to
Exhibit 15(c) to Post-Effective Amendment No. 83.
  (d) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Aggressive Municipal Fund is incorporated herein by reference to Exhibit 15(d) to Post-Effective Amendment No. 89.
  (e) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Intermediate Municipal Fund is incorporated herein by reference to Exhibit 15(e) to Post-Effective Amendment No. 89.
  (f) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Arizona Municipal Income Portfolio is incorporated herein by reference to
Exhibit 15(f) to Post-Effective Amendment No. 92.
  (g) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Short-Intermediate Municipal Fund is incorporated herein by reference to
Exhibit 15(g) to Post-Effective Amendment No. 89.
 16. (a) A schedule for the computation of 30-day yields and total returns
on behalf of the registrant is incorpo   rated herein by reference to
Exhibit 16(a) to Post-Effective Amendment No. 92.
      (b) A schedule for the computation of moving averages on behalf of
the registrant is incorporated herein by    reference to Exhibit 16(b) to
Post-Effective Amendment No. 92.
 17. Financial Data Schedules are filed herein as Exhibit 17.
 18. Not applicable.
Item 25. Persons Controlled by or Under Common Control with Registrant
 The Board of Trustees of Fidelity Union Street Trust is the same as the boards of other funds advised by FMR, each of which has Fidelity Management & Research Company as its investment adviser. In addition, the officers of these funds are substantially identical. Nonetheless, Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.
Item 26. Number of Holders of Securities:  August 31, 1996
Title of Class: Shares of Beneficial Interest
      Name of Series   Number of Record Holders

      Spartan Ginnie Mae Fund    13,000

      Spartan Short-Intermediate Municipal Fund  14,305

      Spartan Municipal Income Fund   9,580

      Spartan Intermediate Municipal Fund  3,764

      Spartan Aggressive Municipal Fund  1,480

      Spartan Maryland Municipal Income Fund  1,279

      Fidelity Export Fund    23,596

      Spartan Arizona Municipal Income Fund  370

Item 27. Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit, or proceeding in which he is involved by virtue of his service as a Trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.
 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of willful misfeasance, bad faith, gross negligence, and reckless disregard of the obligations and duties under the Distribution Agreement.
 Pursuant to the agreement by which Fidelity Service Co. ("Service") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify Service for Service's losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) (losses) to the extent that the Transfer Agent is entitled to and receives indemnification from the Portfolio for the same events. Under the Transfer Agency Agreement, the Registrant agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder which names the Transfer Agent and/or the Registrant as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Registrant, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.]
 Pursuant to the agreement by which Fidelity Service Co. ("Service") is appointed transfer agent, the Registrant agrees to indemnify and hold Service harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names the Service and/or the Registrant as a party and is not based on and does not result from Service's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with Service's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by Service's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from Service's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of Service's acting in reliance upon advice reasonably believed by Service to have been given by counsel for the Registrant, or as a result of Service's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
Item 28. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d        Chairman of the Executive Committee of FMR;
                            President and Chief Executive Officer of FMR Corp.;
                            Chairman of the Board and Director of FMR, FMR
                            Corp., FMR Texas Inc., FMR (U.K.) Inc., and FMR
                            (Far East) Inc.; Chairman of the Board and
                            Representative Director of Fidelity Investments Japan
                            Limited; President and Trustee of funds advised by
                            FMR.



J. Gary Burkhead            President and Director of FMR, FMR Texas Inc., FMR
                            (U.K.) Inc., and FMR (Far East) Inc.; Managing
                            Director of FMR Corp.; Senior Vice President and
                            Trustee of funds advised by FMR.



Peter S. Lynch              Vice Chairman of the Board and Director of FMR.



Marta Amieva                Vice President of FMR.



Dwight D. Churchill         Vice President of FMR.



John D. Crumrine            Assistant Treasurer of FMR, FMR (U.K.) Inc., FMR
                            (Far East) Inc., and FMR Texas Inc.; Vice President
                            and Treasurer of FMR Corp.



William Danoff              Vice President of FMR and of a fund advised by FMR.



Scott E. DeSano             Vice President of FMR.



Craig P. Dinsell            Vice President of FMR.



Penelope Dobkin             Vice President of FMR and of a fund advised by FMR.



George C. Domolky           Vice President of FMR.



Larry A. Domash             Vice President of FMR.



Bettina Doulton             Vice President of FMR and of funds advised by FMR.



Margaret L. Eagle           Vice President of FMR and a fund advised by FMR.



Richard B. Fentin           Senior Vice President of FMR and Vice President of a
                            fund advised by FMR.



Gregory Fraser              Vice President of FMR and of a fund advised by FMR.



Jay Freedman                Assistant Clerk of FMR; Clerk of FMR Corp., FMR
                            (U.K.) Inc., and FMR (Far East) Inc.; Secretary of
                            FMR Texas Inc.



Robert Gervis               Vice President of FMR.



David L. Glancy             Vice President of FMR and of a fund advised by FMR.



Kevin E. Grant              Vice President of FMR and of funds advised by FMR.



Michael S. Gray             Vice President of FMR and of funds advised by FMR.



Lawrence Greenberg          Vice President of FMR and of funds advised by FMR.



Barry A. Greenfield         Vice President of FMR and of a fund advised by FMR.



Boyce I. Greer              Vice President of FMR.



Bart Grenier                Vice President of FMR.



Robert Haber                Vice President of FMR.



Richard C. Habermann        Senior Vice President of FMR; Vice President of funds
                            advised by FMR.



William J. Hayes            Senior Vice President of FMR; Vice President of
                            Equity funds advised by FMR.



Richard Hazlewood           Vice President of FMR and of a fund advised by FMR.



Fred L. Henning Jr.         Senior Vice President of FMR; Vice President of
                            Fixed-Income funds advised by FMR.



John R. Hickling            Vice President of FMR and of a fund advised by FMR.



Robert F. Hill              Vice President of FMR; Director of Technical
                            Research.



Curt Hollingsworth          Vice President of FMR and of funds advised by FMR.



Abigail P. Johnson          Vice President of FMR and of a fund advised by FMR.



Stephen P. Jonas            Vice President of FMR; Treasurer of FMR, FMR
                            (U.K.) Inc., FMR (Far East) Inc., and FMR Texas Inc.



David B. Jones              Vice President of FMR.



Steven Kaye                 Vice President of FMR and of a fund advised by FMR.



Francis V. Knox             Vice President of FMR; Compliance Officer of FMR
                            (U.K.) Inc.



David P. Kurrasch           Vice President of FMR.



Robert A. Lawrence          Senior Vice President of FMR; Vice President of High
                            Income funds advised by FMR.



Alan Leifer                 Vice President of FMR.



Harris Leviton              Vice President of FMR and of a fund advised by FMR.



Bradford E. Lewis           Vice President of FMR and of funds advised by FMR.



Arthur S. Loring            Senior Vice President, Clerk, and General Counsel of
                            FMR; Vice President/Legal, and Assistant Clerk of
                            FMR Corp.; Secretary of funds advised by FMR.



Richard R. Mace Jr.         Vice President of FMR and of funds advised by FMR.



Malcolm W. MacNaught II     Vice President of FMR and of a fund advised by FMR.



Robert H. Morrison          Vice President of FMR; Director of Equity Trading.



David L. Murphy             Vice President of FMR and of funds advised by FMR.



Andrew S. Offit             Vice President of FMR and of a fund advised by FMR.



Jacques Perold              Vice President of FMR.



Brian S. Posner             Vice President of FMR and of a fund advised by FMR.



Anne Punzak                 Vice President of FMR.



Kenneth A. Rathgeber        Vice President of FMR; Treasurer of funds advised by
                            FMR.



Lee H. Sandwen              Vice President of FMR.



Patricia A. Satterthwaite   Vice President of FMR and of a fund advised by FMR.



Thomas T. Soviero           Vice President of FMR and of a fund advised by FMR.



Richard Spillane            Vice President of FMR; Senior Vice President and
                            Director of Operations and Compliance of FMR (U.K.)
                            Inc.



Robert E. Stansky           Senior Vice President of FMR; Vice President of a
                            fund advised by FMR.



Thomas Sweeney              Vice President of FMR and of a fund advised by FMR.



Beth F. Terrana             Senior Vice President of FMR; Vice President of a
                            fund advised by FMR.



Yoko Tilley                 Vice President of FMR.



Joel C. Tillinghast         Vice President of FMR and of a fund advised by FMR.



Robert Tuckett              Vice President of FMR.



Jennifer Uhrig              Vice President of FMR and of a fund advised by FMR.



George A. Vanderheiden      Senior Vice President of FMR; Vice President of funds
                            advised by FMR.


(2)  FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)
       Pembroke Hall, 42 Crow Lane, Pembroke, Bermuda
 FMR U.K. provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.
Edward C. Johnson 3d   Chairman of the Board and Director of FMR U.K.,
                       FMR, FMR Corp., FMR Texas Inc., and FMR (Far
                       East) Inc.; Chairman of the Executive Committee of
                       FMR; President and Chief Executive Officer of FMR
                       Corp.; Chairman of the Board and Representative
                       Director of Fidelity Investments Japan Limited;
                       President and Trustee of funds advised by FMR.



J. Gary Burkhead       President and Director of FMR U.K., FMR, FMR (Far
                       East) Inc., and FMR Texas Inc.; Managing Director of
                       FMR Corp.; Senior Vice President and Trustee of funds advised by FMR.



Richard Spillane       Senior Vice President and Director of Operations and
                       Compliance of FMR U.K.; Vice President of FMR.



Stephen P. Jonas       Treasurer of FMR U.K., FMR, FMR (Far East) Inc.,
                       and FMR Texas Inc.; Vice President of FMR.



John D. Crumrine       Assistant Treasurer of FMR U.K., FMR, FMR (Far
                       East) Inc., and FMR Texas Inc.; Vice President and
                       Treasurer of FMR Corp.



Francis V. Knox        Compliance Officer of FMR U.K.; Vice President of
                       FMR.



Jay Freedman           Clerk of FMR U.K., FMR (Far East) Inc., and FMR
                       Corp.; Assistant Clerk of FMR; Secretary of FMR
                       Texas Inc.


(3)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FAR EAST) LIMITED (FMR FAR
EAST)
      Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan FMR Far East provides investment advisory services to Fidelity Management
& Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.
Edward C. Johnson 3d   Chairman of the Board and Director of FMR Far
                       East, FMR, FMR Corp., FMR Texas Inc., and
                       FMR (U.K.) Inc.; Chairman of the Executive
                       Committee of FMR; President and Chief
                       Executive Officer of FMR Corp.; Chairman of the Board and Representative Director of Fidelity Investments Japan Limited; President and Trustee of funds advised by FMR.



J. Gary Burkhead       President and Director of FMR Far East, FMR
                       Texas Inc., FMR, and FMR (U.K.) Inc.;
                       Managing Director of FMR Corp.; Senior Vice
                       President and Trustee of funds advised by FMR.



William R. Ebsworth    Vice President of FMR Far East; Director of
                       FIIA.



Bill Wilder            Vice President of FMR Far East; President and
                       Representative Director of Fidelity Investments
                       Japan Limited.



Stephen P. Jonas       Treasurer of FMR Far East, FMR, FMR (U.K.)
                       Inc., and FMR Texas Inc.; Vice President of
                       FMR.



John D. Crumrine       Assistant Treasurer of FMR Far East, FMR,
                       FMR (U.K.) Inc., and FMR Texas Inc.; Vice
                       President and Treasurer of FMR Corp.



Jay Freedman           Clerk of FMR Far East, FMR (U.K.) Inc., and
                       FMR Corp.; Assistant Clerk of FMR; Secretary of FMR Texas Inc.


Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR.
(b)

Name and Principal   Positions and Offices   Positions and Offices

Business Address*    With Underwriter        With Registrant

Edward C. Johnson 3d   Director                   Trustee and President

Michael Mlinac         Director                   None

Mark Peterson          Director                   None

Neal Litvack           President                  None

Arthur S. Loring       Vice President and Clerk   Secretary

Caron Ketchum          Treasurer and Controller   None

Gary Greenstein        Assistant Treasurer        None

Jay Freedman           Assistant Clerk            None

Linda Holland          Compliance Officer         None

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Co., 82 Devonshire Street, Boston, MA 02109, or the funds' respective custodian: The Bank of New York, 110 Washington Street, New York, N.Y., The Chase Manhattan Bank, 1211 Avenue of the Americas, New York, N.Y., and UMB Bank, n.a., 1010 Grand Avenue, Kansas City, MO.
Item 31. Management Services
 Not applicable.
Item 32. Undertakings
(1) The Registrant undertakes for Spartan Aggressive Municipal Fund, Spartan Maryland Municipal Income Fund, Spartan Intermediate Municipal Fund, Fidelity Export Fund, and Spartan Arizona Municipal Income Fund: (1) to call a meeting of shareholders for the purpose of voting upon the questions of removal of a trustee or trustees, when requested to do so by record holders of not less than 10% of its outstanding shares; and (2) to assist in communications with other shareholders pursuant to Section 16(c)(1) and (2), whenever shareholders meeting the qualifications set forth in Section 16(c) seek the opportunity to communicate with other shareholders with a view toward requesting a meeting.
(2) The Registrant on behalf of Spartan Short-Intermediate Municipal Fund, Spartan Aggressive Municipal Fund, Spartan Intermediate Municipal Fund, Spartan Ginnie Mae Fund, Spartan Municipal Income Fund, Spartan Maryland Municipal Income Fund, Fidelity Export Fund, and Spartan Arizona Municipal Income Fund, provided the information required by Item 5A is contained in the annual report, undertakes to furnish each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 94 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 14th day of October 1996.
      FIDELITY UNION STREET
      By /s/Edward C. Johnson 3d (dagger)
        Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
     (Signature)    (Title)   (Date)


/s/Edward C. Johnson 3d(dagger)   President and Trustee           October 14, 1996

    Edward C. Johnson 3d          (Principal Executive Officer)




/s/Kenneth A. Rathgeber     Treasurer   October 14, 1996

    Kenneth A. Rathgeber

/s/J. Gary Burkhead    Trustee   October 14, 1996

    J. Gary Burkhead


/s/Ralph F. Cox              *   Trustee   October 14, 1996

   Ralph F. Cox


/s/Phyllis Burke Davis   *   Trustee   October 14, 1996

    Phyllis Burke Davis


/s/Richard J. Flynn         *   Trustee   October 14, 1996

    Richard J. Flynn


/s/E. Bradley Jones         *   Trustee   October 14, 1996

    E. Bradley Jones


/s/Donald J. Kirk             *   Trustee   October 14, 1996

    Donald J. Kirk


/s/Peter S. Lynch             *   Trustee   October 14, 1996

    Peter S. Lynch


/s/Edward H. Malone      *   Trustee   October 14, 1996

   Edward H. Malone


/s/Marvin L. Mann_____*    Trustee   October 14, 1996

   Marvin L. Mann

/s/Gerald C. McDonough*   Trustee   October 14, 1996

    Gerald C. McDonough

/s/Thomas R. Williams    *   Trustee   October 14, 1996

   Thomas R. Williams

(dagger) Signatures affixed by J. Gary Burkhead pursuant to a power of attorney dated December 15, 1994 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 15, 1994 and filed herewith.
POWER OF ATTORNEY
 We, the undersigned Directors, Trustees or General Partners, as the case may be, of the following investment companies:

Fidelity Advisor Annuity Fund         Fidelity Income Fund
Fidelity Advisor Series I             Fidelity Institutional Trust
Fidelity Advisor Series II            Fidelity Investment Trust
Fidelity Advisor Series III           Fidelity Magellan Fund
Fidelity Advisor Series IV            Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series V             Fidelity Mt. Vernon Street Trust
Fidelity Advisor Series VI            Fidelity Municipal Trust
Fidelity Advisor Series VII           Fidelity New York Municipal Trust
Fidelity Advisor Series VIII          Fidelity Puritan Trust
Fidelity California Municipal Trust   Fidelity School Street Trust
Fidelity Capital Trust                Fidelity Securities Fund
Fidelity Charles Street Trust         Fidelity Select Portfolios
Fidelity Commonwealth Trust           Fidelity Sterling Performance Portfolio, L.P.
Fidelity Congress Street Fund         Fidelity Summer Street Trust
Fidelity Contrafund                   Fidelity Trend Fund
Fidelity Corporate Trust              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Court Street Trust           Fidelity U.S. Investments-Government Securities
Fidelity Deutsche Mark Performance       Fund, L.P.
  Portfolio, L.P.                     Fidelity Union Street Trust
Fidelity Devonshire Trust             Fidelity Yen Performance Portfolio, L.P.
Fidelity Exchange Fund                Spartan U.S. Treasury Money Market
Fidelity Financial Trust                 Fund
Fidelity Fixed-Income Trust           Variable Insurance Products Fund
Fidelity Government Securities Fund   Variable Insurance Products Fund II
Fidelity Hastings Street Trust


plus any other investment company for which Fidelity Management & Research Company acts as investment adviser and for which the undersigned individuals serve as Board Members (collectively, the "Funds"), hereby severally constitute and appoint Arthur J. Brown, Arthur C. Delibert, Robert C. Hacker, Richard M. Phillips, Dana L. Platt and Stephanie A. Djinis, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all subsequent Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.
 WITNESS our hands on this fifteenth day of December, 1994.
/s/Edward C. Johnson 3d         /s/Donald J. Kirk

Edward C. Johnson 3d            Donald J. Kirk





/s/J. Gary Burkhead             /s/Peter S. Lynch

J. Gary Burkhead                Peter S. Lynch





/s/Ralph F. Cox                 /s/Marvin L. Mann

Ralph F. Cox                    Marvin L. Mann





/s/Phyllis Burke Davis          /s/Edward H. Malone

Phyllis Burke Davis             Edward H. Malone





/s/Richard J. Flynn             /s/Gerald C. McDonough

Richard J. Flynn                Gerald C. McDonough





/s/E. Bradley Jones             /s/Thomas R. Williams

E. Bradley Jones                Thomas R. Williams

POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee or General Partner, as the case may be, of the following investment companies:

Fidelity Advisor Annuity Fund         Fidelity Institutional Trust
Fidelity Advisor Series I             Fidelity Investment Trust
Fidelity Advisor Series II            Fidelity Magellan Fund
Fidelity Advisor Series III           Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series IV            Fidelity Money Market Trust
Fidelity Advisor Series V             Fidelity Mt. Vernon Street Trust
Fidelity Advisor Series VI            Fidelity Municipal Trust
Fidelity Advisor Series VII           Fidelity New York Municipal Trust
Fidelity Advisor Series VIII          Fidelity Puritan Trust
Fidelity California Municipal Trust   Fidelity School Street Trust
Fidelity Capital Trust                Fidelity Securities Fund
Fidelity Charles Street Trust         Fidelity Select Portfolios
Fidelity Commonwealth Trust           Fidelity Sterling Performance Portfolio, L.P.
Fidelity Congress Street Fund         Fidelity Summer Street Trust
Fidelity Contrafund                   Fidelity Trend Fund
Fidelity Corporate Trust              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Court Street Trust           Fidelity U.S. Investments-Government Securities
Fidelity Destiny Portfolios              Fund, L.P.
Fidelity Deutsche Mark Performance    Fidelity Union Street Trust
  Portfolio, L.P.                     Fidelity Yen Performance Portfolio, L.P.
Fidelity Devonshire Trust             Spartan U.S. Treasury Money Market
Fidelity Exchange Fund                   Fund
Fidelity Financial Trust              Variable Insurance Products Fund
Fidelity Fixed-Income Trust           Variable Insurance Products Fund II
Fidelity Government Securities Fund
Fidelity Hastings Street Trust
Fidelity Income Fund


plus any other investment company for which Fidelity Management & Research Company acts as investment adviser and for which the undersigned individual serves as President and Board Member (collectively, the "Funds"), hereby severally constitute and appoint J. Gary Burkhead, my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all subsequent Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d   December 15, 1994

Edward C. Johnson 3d